UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☐     Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material Pursuant to § 240.14a-12
National Energy Group, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY COPY
NATIONAL ENERGY GROUP, INC.
4925 Greenville Avenue, Suite 1400
Dallas, Texas 75206
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held                      ___, 2007
To Our Shareholders:
          NOTICE IS HEREBY GIVEN that a Special Meeting (together with any adjournments, postponements or reschedulings thereof, the “Meeting”) of the shareholders of National Energy Group, Inc., a Delaware corporation (the “Company” and sometimes referred to with the pronouns “we”, “us” and “our” for convenience), will be held in the Park Central Room, Radisson Hotel Central Dallas, 6060 North Central Expressway, Dallas, Texas 75206 at 9:00 a.m., Central Time, on [Day],                      ___, 2007, to consider and vote on the following matters as described in this notice and the accompanying Proxy Statement:
          1. To approve the Plan of Complete Dissolution and Liquidation of National Energy Group, Inc. in the form attached as Annex A to this Proxy Statement (the “Plan”) and the dissolution and liquidation of the Company in accordance therewith (the “Dissolution”); and
          2. To transact such other business as may properly come before the Meeting.
          The Board of Directors has fixed the close of business on                      ___, 2007 as the record date for determination of those shareholders entitled to vote, and only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting. At                      ___, 2007, there were 11,172,117 shares of common stock issued and outstanding. A list of shareholders entitled to vote at the meeting will be available for inspection during normal business hours at our principal executive offices located at 4925 Greenville Avenue, Suite 1400, Dallas, Texas 75206. Our transfer agent, Wells Fargo Bank, Minnesota, N.A., has been designated as the Inspector of Elections for the meeting.
          The approximate date on which this Proxy Statement is being mailed to shareholders is on or about                      ___, 2007. Shareholders who execute proxies may revoke them at any time prior to their being exercised by providing written notice to us and by delivering another proxy card at any time prior to the meeting. Mere attendance at the meeting will not revoke a proxy, but any shareholder present at the meeting may revoke his or her proxy and vote in person. Any duly executed proxy card on which a vote is not indicated (except broker non-votes expressly indicating a lack of discretionary authority to vote) will be deemed a vote “FOR” approval of the Plan and our Dissolution.
          To assure representation at the meeting, shareholders are urged to sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she previously returned a proxy.

By Order of the Board of Directors
/s/ Bob G. Alexander
Bob G. Alexander
President and Chief Executive Officer

                     ___, 2007

PRELIMINARY COPY
NATIONAL ENERGY GROUP, INC.
4925 Greenville Avenue, Suite 1400
Dallas, Texas 75206

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

To Be Held                      __, 2007
          This Proxy Statement is furnished to you in connection with the solicitation of proxies on behalf of the Board of Directors of National Energy Group, Inc. (the “Company” and sometimes referred to with the pronouns “we”, “us” and “our” for convenience) for use at a Special Meeting (together with any adjournments, postponements or reschedulings thereof, the “Meeting”) of our shareholders. The Meeting is to be held in the Park Central Room, Radisson Hotel Central Dallas, 6060 North Central Expressway, Dallas, Texas 75206 at 9:00 a.m., Central Time, on [Day],                      ___, 2007. This Proxy Statement and the enclosed proxy card are being sent on or about                      ___, 2007 to our shareholders of record who held common stock as of                      ___, 2007.
          At the Meeting, the shareholders will be asked to consider and vote on the following matters: (1) a proposal to approve the Plan of Complete Dissolution and Liquidation of National Energy Group, Inc. in the form attached as Annex A to this Proxy Statement (the “Plan”) and the dissolution and liquidation of the Company in accordance therewith (the “Dissolution”); and (2) to transact such other business as may properly come before the Meeting. We know of no other business to be presented at the Meeting. If any other proposals properly come before the Meeting, the individuals named in the accompanying proxy card will, to the extent permitted by law, vote shares as to which they have been granted a proxy in accordance with their judgment. The Board of Directors unanimously recommends that the shareholders vote “FOR” the Plan and the Dissolution.
          AREP O&G Holdings LLC (“AREP O&G”), an indirect wholly-owned subsidiary of Icahn Enterprises L.P. (“Icahn Enterprises”), owns 50.1% of our outstanding common stock and will therefore receive 50.1% of any liquidation distributions under the Plan. AREP O&G has indicated that it will vote “FOR” the approval of the Plan and the Dissolution, thus assuring the approval of the Plan and our Dissolution by our shareholders at the Meeting.
          This Proxy Statement summarizes information about the proposal that we will submit for shareholder consideration and action at the Meeting, as well as other information that you may find useful in deciding how to vote. The enclosed proxy card is the document by which you actually authorize another person to vote your shares in accordance with your instructions, as reflected on the Proxy Card.
          Our principal executive offices are located at 4925 Greenville Avenue, Suite 1400, Dallas, Texas 75206. Our telephone number is (214) 692-9211. We are first mailing this Proxy Statement, the related proxy card, our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2007, attached as Annexes B, C, D, E and F, respectively, on or about                      ___, 2007 to our shareholders of record as of the close of business on                      ___, 2007, who are the shareholders entitled to notice of, and to vote at, the Meeting.
This Proxy Statement is dated                      ___, 2007.

SUMMARY TERM SHEET OF THE PLAN AND DISSOLUTION
          The following briefly outlines the material terms of the proposed Plan and Dissolution, but does not summarize all of the information regarding the Plan and the Dissolution of the Company that is contained elsewhere in this Proxy Statement. This information is provided to assist our shareholders in their review of this Proxy Statement and in considering the proposed Plan and Dissolution, which is to be submitted for shareholder action at the Meeting. However, this Summary Term Sheet may not contain all of the information that is important to you. To understand fully the Plan and Dissolution being submitted for shareholder approval, you should carefully read this Proxy Statement and the accompanying copy of the Plan in their entirety.
•	If the Plan and our Dissolution are approved, we will:
•	file a certificate of dissolution with the Delaware Secretary of State;

•	complete the sale and liquidation of our remaining assets;

•	pay or attempt adequately to provide for the payment of our known obligations;

•	if necessary, establish a contingency reserve for the satisfaction of unknown or additional liabilities; and

•	make distributions to our shareholders of any available liquidation proceeds.
•	After approval of the Plan and Dissolution by our shareholders and the filing of our certificate of dissolution with the Delaware Secretary of State, we plan to liquidate any remaining assets and pay all of our liabilities and obligations. We then intend to establish, if necessary, a contingency reserve to cover any unknown liabilities and distribute the remaining amounts to shareholders as and when our Board of Directors deems appropriate. We anticipate that substantially all liquidation proceeds will be distributed within three months from the time we file our certificate of dissolution, in accordance with the Plan and Delaware law.

•	Because of the uncertainties as to the ultimate settlement amount of our remaining liabilities and expenditures we will face during liquidation, we are not able to predict with precision or certainty specific amounts, or timing, of future liquidation distributions. We are currently evaluating the market value of our limited remaining non-cash assets on a liquidation basis. At the present time, although we are not able to predict whether sales proceeds from our remaining assets will differ materially from amounts recorded for those assets on our balance sheet, we currently estimate that the amount ultimately distributed to our shareholders will be between $___ and $___ per share of common stock. To the extent that the value of our assets is less, or the amount of our liabilities or the amounts that we expend during liquidation are greater, than we anticipate, our shareholders could receive less than we currently estimate.

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•	As a result of our Dissolution and liquidation, for federal income tax purposes shareholders will recognize a gain or loss equal to the difference between (1) the sum of the amount of cash and the aggregate fair market value of any property distributed to them (reduced by any liability assumed or taken subject to), and (2) their tax basis in shares of our common stock. Any loss generally will be recognized only when the final distribution from us has been received, which could be as much as three years after our Dissolution. You should consult your tax advisor as to the tax effects of the Plan and our Dissolution in your particular circumstances.

•	Under Delaware law, shareholders will not have dissenters’ appraisal rights in connection with the Plan or our Dissolution.

•	Under Delaware law, if we fail to create an adequate contingency reserve or if such reserve is insufficient to satisfy the ultimate aggregate amount of the Company’s expenses and liabilities, each shareholder could be held liable for amounts due creditors to the extent of amounts the shareholder received from the Company.

•	The Board may modify, amend or abandon the Plan to the extent permitted by the Delaware General Corporation Law. The Plan cannot be amended or modified under circumstances that would require additional shareholder solicitations under the Delaware General Corporation Law or the federal securities law, unless we comply with the applicable provisions of such laws.

•	If our shareholders do not vote to approve the Plan, our Board of Directors will explore what, if any, alternatives are available for the future of the Company, particularly in light of the fact that we have no operations and our principal assets consist of our cash and short-term investment balances. However, the Board of Directors does not presently believe that there are viable alternatives to the Plan.

•	AREP O&G, an indirect wholly-owned subsidiary of Icahn Enterprises, owns 50.1% of our outstanding common stock and will therefore receive 50.1% of any liquidation distributions under the Plan. AREP O&G has indicated that it will vote “FOR” the approval of the Plan and our Dissolution, thus assuring the approval of the Plan and our Dissolution by our shareholders at the Meeting.

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Annex A	Plan of Complete Dissolution and Liquidation of National Energy Group, Inc.

Annex B	Proxy Card

Annex C	Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2006

Annex D	Quarterly Report on Form 10-Q for the Fiscal Quarter Ended March 31, 2007

Annex E	Quarterly Report on Form 10-Q for the Fiscal Quarter Ended June 30, 2007

Annex F	Quarterly Report on Form 10-Q for the Fiscal Quarter Ended September 30, 2007

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CAUTION REGARDING FORWARD-LOOKING STATEMENTS
          This Proxy Statement contains certain forward-looking statements, including statements concerning the value of the Company’s assets, the anticipated liquidation value per share of our common stock, and the timing and amounts of any distributions of liquidation proceeds to shareholders. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements such as these involve known and unknown risks, uncertainties and other important factors that could cause the Company’s actual results, performance or achievements, or other subjects of such statements, to differ materially from the Company’s expectations regarding such matters expressed or implied by such forward-looking statements. These risks include the risk that we may incur additional liabilities, that the proceeds from the sale of our non-cash assets could be lower than anticipated, that the amount required for the settlement of our liabilities could be higher than expected, as well as the other factors set forth under the caption “Risk Factors to be Considered in Connection with the Plan and Our Dissolution.” All of such factors could substantially reduce or eliminate the amount available for distribution to our shareholders. Although the Company believes that the expectations reflected in its forward-looking statements contained in this Proxy Statement and accompanying materials are reasonable, it cannot guarantee future events or results. Except as may be required under federal law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur.

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QUESTIONS AND ANSWERS ABOUT THE MEETING AND RELATED MATTERS
     These Questions and Answers summarize some of the information contained elsewhere in this Proxy Statement. They are provided to assist our shareholders in their review of this Proxy Statement and in considering certain matters to be acted upon at the Meeting. However, they may not contain all of the information that is important to you. To understand fully the proposals being submitted for shareholder approval, as well as the procedures for voting and for the Meeting, you should carefully read this Proxy Statement in its entirety.
Q:	What matters will be presented for shareholder action at the Meeting?

A:	The proposals to be submitted for consideration by our shareholders at the Meeting are:

1. To approve the Plan and the Dissolution of the Company in accordance with the terms of the Plan; and

2. Any other matter that may properly come before the Meeting.

We know of no other business to be presented at the Meeting. If any other proposals properly come before the Meeting, the individuals named in the accompanying proxy card will, to the extent permitted by law, vote shares as to which they have been granted a proxy in accordance with their judgment.
Q:	Why is the Company proposing dissolution and liquidation?
A:	Until November 21, 2006, we were a management company engaged in the business of managing the exploration, development, production and operations of oil and natural gas properties, primarily located in Texas, Oklahoma, Arkansas and Louisiana (both onshore and in the Gulf of Mexico). We managed the oil and natural gas operations of NEG Operating LLC (“Operating LLC”), National Onshore LP (“National Onshore”) and National Offshore LP (“National Offshore”), all of which were affiliated entities. Until that date, our principal assets were our unconsolidated non-controlling 50% membership interest in NEG Holding LLC (“Holding LLC”) and the management agreements with Operating LLC, National Onshore and National Offshore.

On November 21, 2006, we completed the sale of our non-controlling 50% membership interest in Holding LLC to NEG Oil & Gas, LLC (“NEG Oil & Gas”), paid our debt obligations in full, terminated our management agreements with Operating LLC, National Onshore and National Offshore and terminated the employment of the majority of our employees. Subsequent to November 21, 2006, we have no business operations and our principal assets consist of our cash and short-term investment balances.

On February 15, 2007, we paid a one-time cash dividend to shareholders of record as of the close of business on February 1, 2007 in the amount of $3.31 per share, or $37.0 million in the aggregate. Our cash and short-term investment balances as of the date of this Proxy Statement are approximately $ million.

The Company’s Board of Directors has considered at length the appropriate application of our remaining cash and short-term investment balances, including but not limited to

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the possible acquisition of producing oil and gas properties and related businesses and assets or the equity in another entity which owns such properties, businesses and assets. After further consideration of all strategic options available to the Company at a meeting of the Board held on November 12, 2007, the Board concluded that the liquidation and dissolution of the Company and the distribution of the Company’s assets in connection therewith was in the best interests of the Company’s shareholders when compared to other alternatives. Our Board believed that it would be in the best interests of our shareholders to allow them to determine how to invest the resulting cash distributions rather than the Company’s pursuit of an acquisition strategy involving an investment in other assets or businesses. It was the consensus of the Board that it should adopt a resolution and make a recommendation to the shareholders that the Company be dissolved.
Q:	How much do I receive if the Plan and our Dissolution are approved?
A:	If the Plan and our Dissolution are approved, we expect that each holder of the Company’s common stock will receive between $___and $___ per share of common stock. To the extent that the value of our assets is less, or the amount of our liabilities or the amounts that we expend during liquidation are greater, than we anticipate, our shareholders could receive less than we currently estimate.

Q:	What happens if the Plan and our Dissolution are not approved?

A:	If the Plan and our Dissolution are not approved, our Board of Directors will explore what, if any, alternatives are available for the future of the Company, particularly in light of the fact that we have no operations and our principal assets consist of our cash and short-term investment balances. However, the Board of Directors does not presently believe that there are viable alternatives to the Plan.

Q:	If the Plan and our Dissolution are approved, what happens next?

A:	We will file a certificate of dissolution with the Secretary of State of Delaware; adopt the Plan by Board action in compliance with Delaware law; pay or adequately provide for the payment of our liabilities; distribute the proceeds to the shareholders; and otherwise effectuate the Plan.

Q:	Who is entitled to vote at the Meeting?

A:	Our Board of Directors has selected the close of business on _______ __, 2007 as the record date for the Meeting (the “Record Date”). Shareholders of record as of the Record Date are entitled to notice of, and to vote at, the Meeting. A list of shareholders entitled to vote will be available at the Meeting. This shareholder list also will be available for examination by any shareholder, for any purpose germane to the Meeting, at our principal offices during normal business hours starting ten days before the Meeting.

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Q:	How many shares must be present or represented in order to conduct business?

A:	We need a quorum in order to conduct business at the Meeting. We will have a quorum at the Meeting if a majority of the shares issued and outstanding on the record date and entitled to vote are present, either in person or by proxy at the Meeting. Abstentions and “broker non-votes” will be counted as present for the purposes of determining whether there is a quorum at the shareholders’ meeting. As of the Record Date, there were 11,172,117 shares of our common stock outstanding. Therefore, at least 5,586,059 shares of our capital stock must be present or represented in order to conduct business at the Meeting.

Q:	What if a quorum is not present or represented at the Meeting?

A:	If a quorum is not present, we expect to adjourn the Meeting in order to solicit additional proxies. In this event, the persons named in our proxy card will have the authority, and presently intend, to vote the shares as to which they have been granted proxies “FOR” adjournment.

Q:	How many votes are entitled to be cast in respect of each share of common stock?

A:	Holders of record of the Company’s common stock on ______ ___, 2007 will be entitled to one vote per share on each matter of business properly brought before the meeting.

Q:	What vote is required to approve the Plan and our Dissolution?

A:	The affirmative vote of a majority of the total number of votes entitled to be cast by all shares outstanding on the Record Date is necessary to approve the Plan and our Dissolution. As noted elsewhere herein, AREP O&G Holdings LLC (“AREP O&G”), an indirect wholly-owned subsidiary of Icahn Enterprises L.P. (“Icahn Enterprises”), owns 50.1% of our outstanding common stock and has indicated that it will vote “FOR” the approval of the Plan and our Dissolution, thus assuring the approval the Plan and our Dissolution by our shareholders at the Meeting.

Q:	What are the interests of our Board of Directors, Officers and Shareholders in the Plan?

A:	The approval of the Plan and the Dissolution by our shareholders may have certain effects upon (1) the majority shareholder of the Company; and (2) Bob G. Alexander, the Company’s Chairman of the Board, President, Chief Executive Officer and Secretary. Such effects are set forth below.

AREP O&G, an indirect wholly-owned subsidiary of Icahn Enterprises, owns 50.1% of our outstanding common stock and will therefore receive 50.1% of any liquidation distributions under the Plan. The general partner of Icahn Enterprises, American Property Investors, Inc., is indirectly wholly-owned by Carl C. Icahn. As such, we may be deemed to be controlled by an affiliate of Mr. Icahn and his affiliated entities. AREP O&G has indicated that it will vote “FOR” the approval of the Plan and our Dissolution, thus assuring the approval of the Plan and our Dissolution by our shareholders at the Meeting.

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On January 22, 2007, based on the approval by the Company’s Board of Directors and its Compensation Committee, we entered into a one year employment agreement (the “Employment Agreement”) with Bob. G. Alexander, effective as of November 22, 2006. The Employment Agreement reflects Mr. Alexander’s continuing employment as Chairman of the Board, President, Chief Executive Officer and Secretary, and his service in other positions for affiliates of the Company, at an annual base salary of $1,000,000.

The Employment Agreement is subject to earlier termination based on disability, death, termination by the Company with or without cause, change of control (as defined therein) or voluntary termination by Mr. Alexander with or without good reason. If Mr. Alexander’s employment is terminated by the Company without cause, upon a change of control or upon his death, the Company will pay Mr. Alexander or his estate, as the case may be, a lump sum severance payment equal to the amount of base salary and bonus, if any, that would have been paid to him if he had remained employed by the Company throughout the term of the Employment Agreement. Mr. Alexander has agreed to certain confidentiality, non-solicitation and non-competition covenants that begin on the effective date and extend for various periods beyond termination of his employment, except that the non-competition covenant terminates in the event that Mr. Alexander is terminated without cause or upon a change of control.

Following Dissolution (assuming that it is approved by our shareholders), we will continue to indemnify our officers, directors, employees and agents in accordance with our Certificate of Incorporation and By-laws for actions taken in connection with the Plan and the winding up of our affairs. As part of our Dissolution process, we intend to purchase a “tail” policy, for which we will have prepaid the premium to continue to maintain our directors’ and officers’ liability insurance for claims made following the expiration of the then current policy for ___ years.

Q:	What is the effect if I do not return my proxy card and do not vote at the Meeting?

A:	If you neither return your Proxy Card nor vote at the Meeting, the effect will be a vote against the proposal to approve the Plan and our Dissolution. Abstentions also will have the effect of a vote against the Plan and our Dissolution. Finally, if authority to vote shares is withheld, including instances where brokers are not permitted to exercise discretionary authority for beneficial owners who have not returned a proxy card (so-called “broker non-votes”), such shares will have the same effect as votes against the proposal to approve the Plan and our Dissolution.

Q:	If I hold shares of the Company’s common stock in “street name” with my broker, will the broker vote these shares on my behalf?

A:	A broker or other nominee will vote Company shares on the proposal to approve the Plan and our Dissolution only if the beneficial owner of those shares provides the broker or nominee with instructions on how to vote. Shareholders should follow the directions provided by their brokers regarding how to instruct brokers to vote their shares.

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Q:	Can I change my vote after I have signed and mailed my proxy card?

A:	Yes. If you return your proxy card and you later change your mind, you may revoke the proxy at any time before a vote is taken at the Meeting by:
•	informing the Company in writing that you are revoking the proxy;

•	completing, executing and delivering a proxy card bearing a later date; or

•	voting in person at the Meeting.
Q:	Can I still sell my shares of common stock?

A:	You may sell your shares of common stock at this time. Our common stock currently trades on the OTC Bulletin Board under the symbol “NEGI”.

Q:	What do I need to do now?

A:	After carefully reading and considering the information in this Proxy Statement, including the copy of the Plan included as Annex A, you should complete and sign your proxy card and return it in the enclosed postage prepaid return envelope as soon as possible.

Q:	What happens to my shares of common stock after the Dissolution?

The liquidation distributions under the Plan shall be in complete cancellation of all of the outstanding shares of our common stock. From and after the date specified by the Board for the effectiveness of the certificate of dissolution, and subject to applicable law, our common stock will be treated as no longer being outstanding and each holder of our common stock shall cease to have any rights in respect thereof, except the right to receive distributions pursuant to and in accordance with the Plan.

Q:	Should I send in my stock certificates now?

A:	You should not forward your stock certificates before receiving instructions to do so. As a condition to receipt of any distribution to the Company’s shareholders, the Board, in its absolute discretion, may require the Company’s shareholders to (i) surrender their certificates evidencing their shares of common stock to the Company, or (ii) furnish the Company with evidence satisfactory to the Board of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board. If surrender of stock certificates should be required following the Dissolution, the Company will send you written instructions regarding such surrender. Any distributions otherwise payable by the Company to shareholders who have not surrendered their stock certificates, if requested to do so, may be held in trust for such shareholders, without interest, pending the surrender of such certificates (subject to escheat pursuant to the laws relating to unclaimed property).

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Q:	How can I get additional information and documents?

A:	If you need additional copies of this Proxy Statement or any public filings referred to in this Proxy Statement, you should contact Grace Bricker, the Company’s Vice President — Administration, at:
National Energy Group, Inc.
4925 Greenville Avenue, Suite 1400
Dallas, Texas 75206
(214) 692-9211
You also may view, download and print our public filings from the Securities and Exchange Commission’s web site at www.sec.gov.

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VOTING AND VOTES REQUIRED
General
     Shares of our common stock may be voted at the Meeting only if the holder of such shares is present in person or represented by proxy.
Record Date; Voting Securities; Quorum
     In accordance with our By-laws, our Board of Directors has fixed the close of business on ______ __, 2007 as the Record Date for determining the shareholders entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the outstanding voting securities of the Company consisted of 11,172,117 shares of our common stock.
     We need a quorum in order to conduct business at the Meeting. We will have a quorum at the Meeting if a majority of the shares issued and outstanding on the record date and entitled to vote are present, either in person or by proxy at the Meeting. Abstentions and “broker non-votes” will be counted as present for the purposes of determining whether there is a quorum at the Meeting. Therefore, at least 5,586,059 shares of our capital stock must be present or represented in order to conduct business at the Meeting.
     AREP O&G, an indirect wholly-owned subsidiary of Icahn Enterprises, owns 50.1% of our outstanding common stock and will therefore receive 50.1% of any liquidation distributions under the Plan. AREP O&G has indicated that it will vote “FOR” the approval of the Plan and the Dissolution, thus assuring the approval of the Plan and our Dissolution by our shareholders at the Meeting.
Votes Entitled to be Cast
     Holders of record of the Company’s common stock on the Record Date will be entitled to one vote per share on each matter of business properly brought before the meeting.
Votes Required; Effect of Failures to Vote, Abstentions, Withheld Votes and Broker Non-Votes
     The affirmative vote of a majority of the votes entitled to be cast on the matter by all shares outstanding as of the Record Date is necessary to approve the Plan and our Dissolution.
     If you neither return your proxy card nor vote at the Meeting, the effect will be a vote against the proposal to approve the Plan and our Dissolution. Abstentions also will have the effect of a vote against the Plan and our Dissolution. Finally, if authority to vote shares is withheld, including instances where brokers are not permitted to exercise discretionary authority for beneficial owners who have not returned a proxy card (so-called “broker non-votes”), such shares will have the same effect as votes against the proposal to approve the Plan and our Dissolution.
     A broker holding shares for a beneficial owner may not vote upon the matter of the Plan and our Dissolution without such beneficial owner’s specific instructions. Accordingly, all

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beneficial owners of the Company’s stock are urged to return their proxy cards, marked to indicate their votes, or to contact their brokers to determine what actions they must take to vote.
Voting by Proxy
     Proxies in proper form received by the time of the Meeting will be voted in the manner specified therein. Shareholders may specify their choices by marking the appropriate boxes on the enclosed proxy card. If a proxy card is dated, signed and returned without specifying choices, the shares represented by that proxy card will be voted as recommended by the Board of Directors “FOR” approval of the Plan and our Dissolution. We are aware of no other business to be brought before the Meeting. However, the proxy card does provide for the grant of discretionary authority to the persons named to vote on such other business as may properly come before the Meeting.
     A shareholder giving a proxy may revoke it at any time before it is voted by (1) informing the Company in writing that he, she or it is revoking the proxy; (2) completing, executing and delivering a proxy card bearing a later date; or (3) voting in person at the Meeting. Attendance at the Meeting will not itself be deemed to revoke a proxy previously granted unless the shareholder gives affirmative notice at the Meeting that he, she or it intends to revoke the earlier proxy and vote in person.
IF YOU CANNOT BE PRESENT AT THE MEETING, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN ORDER TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. For your convenience, a pre-addressed and postage-paid return envelope is enclosed for that purpose.
No Dissenter’s Rights
     Under Delaware law, shareholders are not entitled to dissenters’ rights of appraisal in connection with the Plan or our Dissolution.
Stock Ownership
     Information concerning the holdings of certain shareholders of the Company is set forth under “Security Ownership of Certain Beneficial Owners and Management.”

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APPROVAL OF THE PLAN AND OUR DISSOLUTION
General
     Our Board of Directors is proposing the Plan and the Dissolution of the Company in accordance with the Plan, which is being submitted for approval by our shareholders at the Meeting. A copy of the Plan is attached as Annex A to this Proxy Statement. On November 12, 2007, our Board of Directors unanimously approved the Plan, confirmed its approval of our Dissolution and directed that the Plan and our Dissolution be submitted for shareholder action at the Meeting. The Plan will take effect on the date that it is approved by our shareholders.
     AREP O&G, an indirect wholly-owned subsidiary of Icahn Enterprises, owns 50.1% of our outstanding common stock and will therefore receive 50.1% of any liquidation distributions under the Plan. AREP O&G has indicated that it will vote “FOR” the approval of the Plan and the Dissolution, thus assuring the approval of the Plan and our Dissolution by our shareholders at the Meeting.
     After adoption of the Plan, we anticipate that our activities will be limited to actions we deem necessary or appropriate to accomplish, inter alia, the following:
•	filing a certificate of dissolution with the Secretary of State of Delaware and, thereafter, remaining in existence as a non-operating entity for three years as required under Delaware law;

•	selling our limited remaining assets;

•	collecting, or providing for the collection of, accounts receivable, debts and other claims owing to the Company;

•	paying, or providing for the payment of, our debts and liabilities, including both known liabilities and those that are contingent, conditional, unmatured or unknown, in accordance with Delaware law;

•	winding up our remaining business activities and withdrawing from any jurisdiction in which we remain qualified to do business;

•	complying with Securities and Exchange Commission (the “SEC”) filing requirements for so long as we are required to do so;

•	making ongoing tax and other regulatory fillings; and

•	preparing to make, and making, distributions to our shareholders of any liquidation proceeds that may be available for such distributions.
     Under Delaware law, following approval of the Plan, our Board of Directors may take such actions as it deems necessary or appropriate in furtherance of the Dissolution of the Company and the winding up of its affairs. Approval of the Plan by a majority of the votes entitled to be cast on the matter by all shares of common stock outstanding as of the Record Date will constitute approval of the above-listed activities, as well as all such other actions, by the Company.

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     During the liquidation process, we will pay our officers, directors, employees and agents compensation for services rendered in connection with the implementation of the Plan. Your approval of the Plan will constitute your approval of the payment of any such compensation.
     Our Board of Directors may, at any time, appoint officers, hire employees and retain independent contractors to complete the liquidation of our remaining assets and distribute any net amount remaining from the sale of assets to our shareholders pursuant to the Plan.
     As of the date of this Proxy Statement, we had approximately $______ million in cash and short-term investment balances. Our balance sheet as of this date also reflected total liabilities of approximately $______. In addition to satisfying the liabilities reflected on our balance sheet, we anticipate using cash in the next several months for a number of items, including, but not limited to, the following:
•	ongoing operating, overhead and administrative expenses;

•	extension of our directors’ and officers’ liability insurance;

•	expenses incurred in connection with the Dissolution and our liquidation; and

•	professional, legal, accounting, consulting and brokers’ fees.
     We are currently evaluating the market value of our limited remaining non-cash assets on a liquidation basis. At the present time, although we are not able to predict with certainty whether sales proceeds from our remaining assets will differ materially from amounts recorded for those assets on our balance sheet, we currently estimate that the amount ultimately distributed to our shareholders will be between $______ and $______  per share of common stock, computed as follows:
1. Estimated Expenses

Range of Estimated Expenses
Per Share
	Aggregate	Amounts
	Amounts	(1)
Ongoing operating, compensation, overhead and administrative expenses	$-	$-
Extension of directors’ and officers’ liability insurance	-	-
Expenses incurred in connection with the Dissolution and liquidation	-	-
Professional, legal, accounting, consulting and brokers’ fees	-	-
Total Expenses	$-	$-
Reserve	$-	$-
Total Estimated Expenses and Reserve	$-	$-
2. Estimated Assets

		Per Share
		Amounts
	Aggregate Amounts	(1)
Estimated Total Assets	$-	$-

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3. Estimated Distributions

Per Share
Amounts
	Aggregate Amounts	(1)
Estimated Total Assets	$-	$-
Total Estimated Expenses and Reserve	$-	$-
Estimated Net Distributions	$-	$-

(1)	Based on an aggregate of 11,172,117 shares outstanding as of the date of this Proxy Statement.
     The range of $______ to $______ per share is the Company’s best current estimate of the amount of cash that will be available for distribution to shareholders following liquidation of assets, satisfaction of liabilities, final closeout and dissolution expenses and an adequate reserve for contingencies. However, although we presently estimate that substantially all of our liquidation proceeds, after satisfaction of our liabilities, will be distributed to our shareholders within three months of the date on which we file our certificate of dissolution with the Delaware Secretary of State, we are not able to predict the precise nature, amount or timing of distributions, due primarily to our inability to predict the amount of our remaining liabilities or the amount that we will expend during the course of the liquidation and the net value, if any, of our remaining non-cash assets. To the extent that the amount of our liabilities or the amounts that we expend during the liquidation are greater, or the value of our assets is less, than we anticipate, our shareholders may receive substantially less than we presently anticipate.
     Our Board of Directors has unanimously adopted the Plan and approved the Dissolution of the Company in accordance with its terms and unanimously recommends that our shareholders vote “FOR” approval of the Plan and our Dissolution pursuant to the Plan.
     AREP O&G, an indirect wholly-owned subsidiary of Icahn Enterprises, owns 50.1% of our outstanding common stock and will therefore receive 50.1% of any liquidation distributions. AREP O&G has indicated that it will vote “FOR” the approval of the Plan and the Dissolution, thus assuring the approval of the Plan and our Dissolution by our shareholders at the Meeting.

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RISK FACTORS TO BE CONSIDERED IN CONNECTION WITH
THE PLAN AND OUR DISSOLUTION
     There are many factors that our shareholders should consider when deciding whether to vote to approve the Plan and our Dissolution. Such factors include the risk factors set out in our publicly filed reports, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, which accompanies this Proxy Statement along with our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, June 30 and September 30, 2007 as Annexes C, D, E and F, respectively, as well as the factors set forth below.
We may not meet the anticipated timing for the Dissolution and liquidation.
     Promptly following the Meeting, if our shareholders approve the Plan and our Dissolution, we intend to file a certificate of dissolution with the Secretary of State of Delaware and work toward the sale of our remaining assets and the winding up of our remaining business. We anticipate that we will be able substantially to complete this sale and winding up prior to _______ __, 2008. After paying all of our liabilities and obligations, we intend to establish a contingency reserve to cover any unknown liabilities and distribute the remaining amount to shareholders as and when our Board of Directors deems appropriate. There are a number of factors that could delay our anticipated timetable, including the following:
•	delays in the disposition of our remaining assets;

•	unanticipated lawsuits or other claims asserted against us;

•	unanticipated legal, regulatory or administrative requirements; and

•	delays in settling our remaining obligations.
We cannot determine with certainty the amount of distributions that will be made to our shareholders.
     We cannot determine with precision at this time the amount of distributions to our shareholders pursuant to the Plan. This determination depends on a variety of factors, including, but not limited to, the amount required to settle known and unknown debts and liabilities, the resolution of any contingent liabilities, the net proceeds, if any, from the sale of our remaining assets, and other factors.
We may not be able to settle all of our obligations to creditors.
     We have current obligations to creditors. Our estimate of ultimate distributions to our shareholders takes into account all of our known obligations and our best estimate of the amount reasonably required to satisfy such obligations. As part of our Dissolution process, we will attempt to settle those obligations with our creditors. We cannot assure you that we will be able to settle all of these obligations or that they can be settled for the amounts we have estimated for purposes of calculating the likely distribution to shareholders. If we are unable to reach agreement with a creditor relating to an obligation, that creditor may bring a lawsuit against us. Amounts required to settle obligations or defend lawsuits in excess of the estimated amounts will

13

result in distributions to shareholders that are smaller than those that we presently estimate or may eliminate distributions entirely.
We will continue to incur claims, liabilities and expenses, which will reduce the amount available for distribution to shareholders.
     We will continue to incur claims, liabilities and expenses (such as salaries and benefits, directors’ and officers’ insurance, payroll and local taxes, facilities costs, legal, accounting and consulting fees and miscellaneous office expenses) as we wind up. These expenses will reduce the amount ultimately available for distribution to our shareholders.
We will continue to incur the expenses of complying with public company reporting requirements.
     We currently comply with the applicable reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to curtail these expenses, after filing our certificate of dissolution with the Delaware Secretary of State, we intend to deregister our common stock. In the event that we are unable to deregister our common stock, we will seek relief from our public company reporting requirements from the SEC. We anticipate that, if we are unable to deregister our securities and have to pursue relief and such relief is granted, we will continue to file current reports on Form 8-K to disclose material events relating to our liquidation, along with any other reports that the SEC may require. However, we cannot offer any assurances as to when, if ever, the SEC may grant such relief or as to the actual savings that we may realize should such relief be granted.
Each shareholder may be liable to our creditors for an amount up to the amount distributed to such shareholder by us if our reserves for payments to creditors are inadequate.
     If our shareholders approve the Plan and our Dissolution, promptly following the Meeting we expect to file a certificate of dissolution with the Secretary of State of Delaware. Although the legal effect of the filing and effectiveness of the certificate of dissolution will be to dissolve the Company, pursuant to Delaware law, as required by Delaware law we will continue to exist as a non-operating entity for three years after the Dissolution becomes effective (which we expect will be the date on which we file the certificate of dissolution with the Delaware Secretary of State) or for such longer period as the Delaware Court of Chancery directs, for the purpose of prosecuting and defending lawsuits, settling and closing our business, disposing of our property, discharging our liabilities and distributing to our shareholders any remaining assets. Under applicable Delaware law, in the event we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each of our shareholders could be held liable for payment to our creditors up to the amount distributed to such shareholder in the liquidation. In such event, a shareholder could be required to return up to all amounts received as distributions pursuant to the Plan and ultimately could receive nothing under the Plan. Moreover, even though a shareholder has paid taxes on amounts previously received, a repayment of all or a portion of such amount will not result in a recalculation of the gain or loss on the liquidation. Instead, a shareholder’s repayment will generally be deductible as a capital loss in the year in which the contingent liability is paid, and such capital loss cannot be carried back to offset any liquidation gain recognized earlier. See “Certain Federal Income Tax Consequences.” We cannot assure you

14

that the contingency reserve that we will establish will be adequate to cover all expenses and liabilities.
Recordation of transfers of our common stock on our stock transfer books will be restricted as of the Final Record Date, and thereafter it generally will not be possible for shareholders to change record ownership of our stock.
     The Company intends to discontinue recording transfers of our common stock at the close of business on the date specified by the Board for the effectiveness of the certificate of dissolution (the “Final Record Date”). Thereafter, certificates representing our common stock will not be assignable or transferable on the books of the Company except by will, intestate succession or operation of law. However, until trading is halted through termination of registration of our shares of common stock, after the Final Record Date, we believe that any trades of shares of our common stock will be tracked and marked with a due bill by the Depository Trust Company.
     On or after the Final Record Date, we intend to make liquidation distributions pursuant to the Plan and deregister our common stock. The liquidation distributions under the Plan shall be in complete cancellation of all of the outstanding shares of our common stock. From and after the Final Record Date, and subject to applicable law, our common stock will be treated as no longer being outstanding and each holder of our common stock shall cease to have any rights in respect thereof, except the right to receive distributions pursuant to and in accordance with the Plan. The proportionate interests of all of the shareholders of the Company will be fixed in the books of the Company on the basis of their respective stock holdings at the close of business on the Final Record Date. Further, after the Final Record Date, any distributions made by the Company will be made solely to the shareholders of record at the close of business on the Final Record Date, except as may be necessary to reflect subsequent transfers recorded on the books of the Company as a result of any assignments by will, intestate succession or operation of law.
Shareholders may not be able to recognize a loss for federal income tax purposes until they receive a final distribution from us, which may be up to three years after our Dissolution.
     As a result of our liquidation, for federal income tax purposes shareholders will recognize gain or loss equal to the difference between (1) the sum of the amount of cash and the aggregate fair market value of any property distributed to them (reduced by any liability assumed or subject to which it is taken), and (2) their tax basis in their shares of our capital stock. A shareholder’s tax basis in our shares will depend upon various factors, including the shareholder’s cost and the amount and nature of any distributions received with respect thereto. A shareholder generally may recognize a loss only when he, she or it has received a final distribution from us, which may be three years or more after our Dissolution.
Our Board of Directors may abandon or delay implementation of the Plan and our Dissolution, even if approved by our shareholders.
     Even if the Plan and our Dissolution are approved by our shareholders, our Board of Directors has reserved the right, in its discretion, to abandon or delay implementation of the Plan and our Dissolution, if it determines that doing so is in the best interests of the Company and our shareholders.

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INFORMATION ABOUT THE COMPANY AND
REASONS FOR THE PLAN AND OUR DISSOLUTION
Overview of Our Business
     Until November 21, 2006, we were a management company engaged in the business of managing the exploration, development, production and operations of oil and natural gas properties, primarily located in Texas, Oklahoma, Arkansas and Louisiana (both onshore and in the Gulf of Mexico). We managed the oil and natural gas operations of NEG Operating LLC (“Operating LLC”), National Onshore LP (“National Onshore”) and National Offshore LP (“National Offshore”), all of which were affiliated entities. Our principal assets were our unconsolidated non-controlling 50% membership interest in NEG Holding LLC (“Holding LLC”) and the management agreements with Operating LLC, National Onshore and National Offshore.
     On November 21, 2006, we completed the sale of our non-controlling 50% membership interest in Holding LLC to NEG Oil & Gas, LLC (“NEG Oil & Gas”) for cash under the purchase option set forth in Section 5.4 of Holding LLC’s Operating Agreement dated as of May 1, 2001 (the “Holding LLC Operating Agreement”), paid our debt obligations in full, terminated our management agreements with Operating LLC, National Onshore and National Offshore and terminated the employment of the majority of our employees. Subsequent to November 21, 2006, we have no business operations and our principal asset consists of our cash and short-term investment balances, which aggregate $____ million as of the date of this Proxy Statement.
     On February 15, 2007, we paid a one-time cash dividend to shareholders of record as of the close of business on February 1, 2007 in the amount of $3.31 per share, or $37.0 million in the aggregate.
     Because our principal assets consist of cash balances and investments thereof, we could be subject to regulation as an “investment company” under Sections 3(a)(1)(A) or (C) of the Investment Company Act of 1940, as amended (the “Act”), unless we conduct our self in a manner which avoids such status or otherwise does not require us to register under the Act. Rule 3a-2 of the Act provides for a “transient investment company” period, which allows a company with a bona fide intention to engage primarily, as soon as reasonably possible (but in no event past the first anniversary), in a business other than that of investing, reinvesting, owning, holding or trading securities to avoid registration under the Act for up to one year. As required under Rule 3a-2, our Board of Directors has adopted a resolution indicating that we have the present intention to be engaged in and consider the feasibility, costs, risks, profit potential and such other matters prudent and appropriate for the selection of, and to allow us to become engaged in a business or businesses other than investing, reinvesting, owning, holding or trading in securities, directly or through majority owned subsidiaries, by no later than November 21, 2007.
     We were incorporated under the laws of the State of Delaware on November 20, 1990 and, prior to February 1999, operated as an independent natural gas and oil company engaged in the exploration, development, exploitation and acquisition of natural gas and oil reserves in North America. In February 1999, we were placed under involuntary, court ordered bankruptcy

16

protection and emerged from bankruptcy under a Plan of Reorganization (“Plan of Reorganization”) on August 4, 2000. The final decree closing the case became effective December 13, 2001. We have settled all matters relating to our bankruptcy proceeding.
Sale of Our Membership Interest in Holding LLC and Termination of Our Management Contracts
     Under the purchase option set forth in Section 5.4 of Holding LLC’s Operating Agreement, the managing member of Holding LLC was permitted, at any time in its sole discretion, to redeem our membership interest in Holding LLC at a price equal to the fair market value of such interest determined as if Holding LLC had sold all of its assets for fair market value and liquidated.
     On September 7, 2006, we were advised that Icahn Enterprises entered into an Exclusivity Agreement and Letter of Intent (the “Letter of Intent”) with SandRidge Energy, Inc. (“SandRidge”), formerly Riata Energy Inc., pursuant to which SandRidge would obtain an option to acquire NEG Oil & Gas. At the time of the notice, NEG Oil & Gas was the owner of 50.1% of our common stock and the holder our senior notes. We were advised that the transaction was contingent upon NEG Oil & Gas, the managing member of Holding LLC, exercising its option to purchase our 50% non-managing membership interest in Holding LLC (or the acquisition of our interest in Holding LLC through another mechanism) and termination of our management agreements with Operating LLC, National Onshore and National Offshore. The transaction did not contemplate the acquisition of any of our common stock or the acquisition of our senior notes by SandRidge. We were not a party to the Letter of Intent.
     On October 25, 2006, we entered into an agreement with NEG Oil & Gas and American Real Estate Holdings Limited Partnership (“AREH”) pertaining to the possible purchase of our membership interest in Holding LLC, termination of our previously announced merger agreement, termination of our management agreements and payoff of our senior notes (the “NEG Oil & Gas Agreement”). Consummation of the transactions contemplated in the NEG Oil & Gas Agreement was generally contingent upon completion of Icahn Enterprises’ sale of NEG Oil & Gas to SandRidge.
     On November 21, 2006, Icahn Enterprises completed the sale of its interest in NEG Oil & Gas to SandRidge and effective on that date, we entered into the following transactions:
•	NEG Oil & Gas exercised its option to purchase our non-controlling 50% membership interest in Holding LLC for net cash proceeds of approximately $260.8 million;

•	We paid in full the outstanding principal balance and accrued interest on our 10.75% senior notes due October 31, 2007 (the “Senior Notes”) in the aggregate amount of $149.6 million. Such payment was made to AREP O&G Holdings LLC (“AREP O&G”), as the holder of the Senior Notes;

•	The liens in favor of NEG Oil & Gas with respect to our membership interest in Holding LLC, and the proceeds thereof, under the Operating LLC credit facility were released and terminated;

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•	Our management agreements pursuant to which we managed the operations of Operating LLC, National Onshore and National Offshore were terminated;

•	The previously announced Agreement and Plan of Merger dated December 7, 2005 (the “Merger Agreement”) among us, NEG Oil & Gas, NEG IPOCO, Inc. and, for certain purposes, AREH, pursuant to which we were to have been merged into NEG IPOCO, Inc. in connection with its proposed initial public offering, was terminated;

•	Any assets or property of NEG Oil & Gas and its subsidiaries owned by them but in our possession (including, without limitation, information technology, software and data relevant to the oil and gas operations of NEG Oil & Gas or its subsidiaries) were transferred and delivered to NEG Oil & Gas or its subsidiaries, as designated by NEG Oil & Gas; and

•	Most of our employees became employees of SandRidge.
     As noted above, utilizing the net proceeds to us from the sale of our interest in Holding LLC, we paid in full the outstanding principal balance and accrued interest on our Senior Notes in the aggregate amount of $149.6 million resulting in net proceeds to us from such transactions of approximately $111.2 million.
Ownership and Control of Outstanding Stock
     Until November 2006, NEG Oil & Gas owned 50.1% of our outstanding common stock and was a wholly-owned subsidiary of Icahn Enterprises, which owns 99% of AREH. As of November 2006, 50.1% of our common stock was transferred from NEG Oil & Gas to AREP O&G, an indirect wholly-owned subsidiary of Icahn Enterprises. The general partner of Icahn Enterprises and AREH, American Property Investors, Inc. (“API”), is indirectly wholly-owned by Carl C. Icahn. As such, we may be deemed to be controlled by an affiliate of Mr. Icahn and his affiliated entities. Certain members of our Board of Directors have affiliations with various affiliates of AREH, including Arnos Corp. (“Arnos”), High River Limited Partnership (“High River”), Icahn Enterprises, which owns 99% of AREH, API, High Coast Limited Partnership (“High Coast”), Cadus Pharmaceutical Corporation (“Cadus”), Greenville Holding LLC (“Greenville”), Icahn Management LP (“Icahn Management”), Philip Services Corporation (“Philip”), American Railcar Industries, Inc. (“ARI”), XO Holdings, Inc. (“XO”), Viskase Companies, Inc. (“Viskase”) and Lear Corporation (“Lear”). Robert J. Mitchell, one of our directors, was an employee of affiliates of Arnos and High River, before he retired effective November 1, 2004. Jack G. Wasserman, also one of our directors, is a member of the Board of Directors of both API and certain subsidiaries and Cadus and a member of the API Audit Committee. Vincent Intrieri, also one of our directors, is a member of the Board of Directors of each of API, ARI, XO, Viskase and Lear, and an executive officer of each of High River, Icahn Management and Philip. Mr. Icahn is the largest single shareholder of Cadus, ARI, XO, Viskase and Lear. High Coast, High River, API, Greenville, Icahn Enterprises, AREH, Arnos, Icahn Management and Philip are entities affiliated with Mr. Icahn. On May 3, 2007, the Board of Directors appointed Mr. Andrew R. Skobe as our interim Chief Financial Officer. Mr. Skobe is currently the interim Chief Financial Officer of API and Icahn Enterprises.

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Former Management Agreements
Former Operating LLC Management Agreement
     Prior to November 21, 2006, the management and operation of Operating LLC was undertaken by us pursuant to a management agreement which we entered into with Operating LLC, effective May 1, 2001, as amended from time to time. However, neither our management nor directors controlled the strategic direction of Operating LLC’s oil and natural gas business, including oil and natural gas drilling and capital investments, which were controlled by the managing member of Holding LLC (NEG Oil & Gas). The Operating LLC management agreement provided that we would manage Operating LLC’s oil and natural gas assets and business until the earlier of November 1, 2006 (subsequently amended to December 15, 2006), or such time as Operating LLC no longer owned any of the managed oil and natural gas properties. Our employees conducted the day-to-day operations of Operating LLC’s oil and natural gas business, and all costs and expenses incurred in the operation of the oil and natural gas properties were borne by Operating LLC, although the management agreement provided that the salary of our Chief Executive Officer was to be 70% attributable to the managed oil and natural gas properties, and the salaries of each of the General Counsel and Chief Financial Officer was 20% attributable to the managed oil and natural gas properties. In exchange for our management services, Operating LLC paid us a management fee equal to 115% of the actual direct and indirect administrative and reasonable overhead costs that we incurred in operating the oil and natural gas properties. Operating LLC agreed to indemnify us to the extent we incurred any liabilities in connection with our operation of the assets and properties of Operating LLC, except to the extent of our gross negligence or misconduct.
     The Operating LLC management agreement was terminated on November 21, 2006.
Former National Onshore Management Agreement
     On August 28, 2003, we entered into a management agreement whereby we managed the oil and natural gas business of National Onshore until November 21, 2006. The National Onshore management agreement was entered in connection with a plan of reorganization for National Onshore proposed by Thornwood Associates LP, an entity affiliated with Carl C. Icahn (the “National Onshore Plan”). On August 28, 2003, the United States Bankruptcy Court, Southern District of Texas, issued an order confirming the National Onshore Plan. NEG Oil & Gas owned all of National Onshore, which was engaged in the exploration, production and transmission of oil and natural gas, primarily in South Texas. Bob G. Alexander and Philip D. Devlin, our President and CEO, and our former Vice President, Secretary and General Counsel, respectively, served on the National Onshore Board of Directors and acted as the two principal officers of National Onshore and its subsidiaries. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Onshore and its subsidiaries.
     The National Onshore management agreement provided that we were to be responsible for and have authority with respect to all of the day-to-day management of National Onshore’s business, but we did not function as a Disbursing Agent as such term is defined in the National Onshore Plan. As consideration for our services in managing the National Onshore business, the National Onshore management agreement provided that we were to receive a monthly fee of $312,500 plus the direct cost of any related field personnel.

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     The National Onshore management agreement was terminated on November 21, 2006.
Former National Offshore Management Agreement
     On November 3, 2004, the United States Bankruptcy Court for the Southern District of Texas issued an order effective November 16, 2004 confirming a plan of reorganization for National Offshore (the “National Offshore Plan”). In connection with the Bankruptcy Court’s order confirming the National Offshore Plan, we entered into a management agreement with National Offshore to manage its oil and natural gas business until November 21, 2006. NEG Oil & Gas owned all of National Offshore, which was engaged in the exploration, production and transmission of natural gas and oil, primarily in the Gulf Coast and the Gulf of Mexico. Bob G. Alexander, our President and CEO, served on the National Offshore Board of Directors and acted as National Offshore’s President. Philip D. Devlin, our former Vice President, General Counsel and Secretary, served on the National Offshore Board of Directors and acted as National Offshore’s Vice President and Secretary. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Offshore. In exchange for our management services, the National Offshore management agreement provided that we were to be paid a monthly fee equal to 115% of the actual direct and indirect administrative overhead costs that we incurred in operating and administering the National Offshore oil and natural gas properties.
     The National Offshore management agreement was terminated on November 21, 2006.
Reasons for the Plan and the Dissolution
     Our Board of Directors has considered at length the appropriate application of our remaining cash and short-term investment balances, including but not limited to the possible acquisition of producing oil and gas properties and related businesses and assets or the equity in another entity which owns such properties, businesses and assets. After further consideration of all strategic options available to the Company at a meeting of the Board of Directors held on November 12, 2007, the Board of Directors concluded that the liquidation and dissolution of the Company and the distribution of the Company’s assets in connection therewith was in the best interests of the Company’s shareholders when compared to other alternatives. Our Board of Directors believed that it would be in the best interests of our shareholders to allow them to determine how to invest the resulting cash distributions rather than the Company’s pursuit of an acquisition strategy involving an investment in other assets or businesses. It was the consensus of our Board of Directors that it should adopt a resolution and make a recommendation to the shareholders that the Company be dissolved.
     Our Board of Directors also identified and considered potentially negative factors associated with the Plan, including those set forth in this Proxy Statement under the caption “Risk Factors to Be Considered in Connection with the Plan and Our Dissolution.” Our Board of Directors did not receive a solvency opinion or any report, opinion or appraisal from an outside party that is materially related to our Dissolution, including any report, opinion or appraisal relating to the consideration or the fairness of the consideration to be offered to our shareholders or the fairness of the Dissolution to the Company or to our shareholders who are not affiliates.
     We cannot offer any assurance that the liquidation value per share of our common stock will equal or exceed the price or prices at which such shares recently have traded or could trade

20

in the future. However, our Board of Directors believes that it is in the best interests of the Company and its shareholders to distribute to the shareholders our net assets pursuant to the Plan. If the Plan is not approved by our shareholders, the Board of Directors will explore what, if any, alternatives are available for the future of the Company, particularly in light of the fact that the Company has no operations. The Board of Directors does not presently believe, however, that there are viable alternatives to the Plan.
Facilities
     We lease approximately 25,000 square feet of office space in Dallas, Texas. Our lease expires in December 2007.
Employees
     In connection with the sale of our non-controlling 50% membership interest in Holding LLC to NEG Oil & Gas on November 21, 2006, we terminated substantially all of our employees. The Company currently has two employees, each of whom is an officer.
     On January 22, 2007, based on the approval by the Company’s Board of Directors and its Compensation Committee, we entered into a one year Employment Agreement, effective as of November 22, 2006, with Bob. G. Alexander. The Employment Agreement reflects Mr. Alexander’s continuing employment as Chairman of the Board, President, Chief Executive Officer and Secretary, and his service in other positions for affiliates of the Company, at an annual base salary of $1,000,000. Under the terms of the Employment Agreement, Mr. Alexander is eligible to receive bonus compensation in an amount determined by the Board of Directors of the Company from time to time. In addition, Mr. Alexander is entitled to participate in employee benefit plans of the Company.
     The Employment Agreement is subject to earlier termination based on disability, death, termination by the Company with or without cause, change of control (as defined therein) or voluntary termination by Mr. Alexander with or without good reason. If Mr. Alexander’s employment is terminated by the Company without cause, upon a change of control or upon his death, the Company will pay Mr. Alexander or his estate, as the case may be, a lump sum severance payment equal to the amount of base salary and bonus, if any, that would have been paid to him if he had remained employed by the Company throughout the term of the Employment Agreement. Mr. Alexander has agreed to certain confidentiality, non-solicitation and non-competition covenants that begin on the effective date and extend for various periods beyond termination of his employment, except that the non-competition covenant terminates in the event that Mr. Alexander is terminated without cause or upon a change of control.
     Following Dissolution (assuming that it is approved by our shareholders), we will continue to indemnify our officers, directors, employees and agents in accordance with our Certificate of Incorporation and By-laws for actions taken in connection with the Plan and the winding up of our affairs. As part of our Dissolution process, we intend to purchase a “tail” policy, for which we will have prepaid the premium to continue to maintain our directors’ and officers’ liability insurance for claims made following the expiration of the then current policy for ___ years.

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Periodic Reporting and Financial Statements
     The Company has registered its securities under the Exchange Act and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. Financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2007, attached hereto as Annexes C, D, E and F, respectively, are incorporated by reference and made a part hereof. Copies of these Reports, including the financial statements, accompany this Proxy Statement.
     Additional copies of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as filed with the SEC (but excluding exhibits), may be obtained without charge, upon written request to:
National Energy Group, Inc.
4925 Greenville Avenue, Suite 1400
Dallas, Texas 75206
Attn: Grace Bricker
Legal Proceedings
     In January 2007, we reached an agreement to settle a lawsuit brought in Oklahoma state court with respect to an oilfield waste facility licensed by the Oklahoma Corporation Commission the (“OCC”) in Canadian County, Oklahoma. The suit was originally filed in 1999 against us and approximately 100 other defendants claiming collateral liability with respect to the site. The matter was reviewed by the OCC in March 2007 with no further action. In May 2007, we received signed documents of release from the plaintiffs and defendants.
     On November 12, 2007, the Company was notified that it had been named as a co-defendant in a wrongful death lawsuit filed in the District Court of Oklahoma County, Oklahoma, Case No. CJ-2007-3445, relating to a traffic accident that allegedly occurred on December 21, 2006. The Company is currently evaluating the lawsuit and its potential impact on the Company, if any.
     To our knowledge, there are no additional legal proceedings in which we are defendants.

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SELECTED FINANCIAL DATA
     The following table sets forth our selected historical financial and operating data as of and for each of the five years in the period ended December 31, 2006 and the nine months ended September 30, 2006 and 2007. The financial data was derived from our historical financial statements and is not necessarily indicative of our future performance. The financial data set forth below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements and the related notes thereto included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, June 30 and September 30, 2007, which reports accompany this Proxy Statement as Annexes C, D, E and F, respectively, and are incorporated herein by reference.

						Nine Months Ended
	Year Ended December 31,					September 30,
	2002	2003	2004	2005	2006(1)	2006	2007
	(In thousands, except per share data)					(unaudited)
Statement of Operations Data:
Accretion of Investment in Holding LLC	$32,879	$30,141	$34,432	$44,306	$48,488	$42,835	$—
Management fees — affiliates	7,637	7,967	11,563	14,587	15,554	13,150	—
Gain on sale of Holding LLC membership interest	—	—	—	—	112,188	—	—
Interest income and other, net	36	34	39	78	530	46	1,983

Total revenue	40,552	38,142	46,034	58,971	176,760	56,031	1,983
Costs and expenses:
Salaries and wages	4,256	4,349	7,225	8,790	12,541	8,912	887
Insurance	588	638	1,002	809	1,035	775	119
Rent and utilities	624	669	699	798	817	616	506
Other G&A expenses	1,637	1,575	2,219	4,508	4,245	3,186	1,090
Depreciation	—	—	—	—	—	—	11
Interest expense	18,964	15,115	13,940	13,940	12,549	10,455	—
Total costs and expenses	26,069	22,346	25,085	28,845	31,187	23,944	2,613
Income (loss) before income taxes	14,483	15,796	20,949	30,126	145,573	32,087	(630)
Income tax benefit (expense)	(5,068)	(225)	(6,664)	(4,852)	(42,114)	(2,383)	309
Net income (loss)	$9,415	$15,571	$14,285	$25,274	$103,459	$29,704	$(321)
Net income (loss) per common share, basic and diluted	$.84	$1.39	$1.28	$2.26	$9.25	$2.66	$(0.03)
Cash Flow Data:
Net cash used in operating activities	$(21,266)	$(59,053)	$(16,650)	$(15,407)	$(42,986)	$(7,468)	$(3,135)
Net cash provided by investing activities	21,653	58,735	15,978	15,978	276,763	7,989	(45,976)
Net cash used in financing activities	—	—	—	—	(148,637)	—	(36,980)
Balance Sheet Data (at period end):
Cash and cash equivalents	$3,477	$3,159	$2,488	$3,059	$88,200	$3,580	$2,109
Working capital (deficit)	(40,001)	1,699	2,200	1,784	85,545	(2,415)	48,228
Total assets	138,805	99,684	112,113	135,727	88,503	168,483	48,581
Long-term debt	159,576	148,637	148,637	148,637	—	148,807	7
Stockholders’ equity (deficit)	(72,989)	(57,418)	(43,133)	(17,859)	85,601	11,845	48,301

(1)	See “Sale of our Membership interest in Holding LLC” discussed elsewhere herein.

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CERTAIN INTERESTS OF OUR OFFICERS AND DIRECTORS
IN THE APPROVAL AND IMPLEMENTATION OF THE PLAN
     The approval of the Plan and the Dissolution by our shareholders may have certain effects upon (1) the majority shareholder of the Company; and (2) Bob G. Alexander, the Company’s Chairman of the Board, President, Chief Executive Officer and Secretary. Such effects are set forth below.
     AREP O&G, an indirect wholly-owned subsidiary of Icahn Enterprises, owns 50.1% of our outstanding common stock and will therefore receive 50.1% of any liquidation distributions. The general partner of Icahn Enterprises, American Property Investors, Inc., is indirectly wholly-owned by Carl C. Icahn. As such, we may be deemed to be controlled by an affiliate of Mr. Icahn and his affiliated entities. AREP O&G has indicated that it will vote “FOR” the approval of the Plan and the Dissolution, thus assuring the approval of the Plan and our Dissolution by our shareholders at the Meeting.
     On January 22, 2007, based on the approval by the Company’s Board of Directors and its Compensation Committee, we entered into a one year Employment Agreement, effective as of November 22, 2006, with Bob. G. Alexander. The Employment Agreement reflects Mr. Alexander’s continuing employment as Chairman of the Board, President, Chief Executive Officer and Secretary, and his service in other positions for affiliates of the Company, at an annual base salary of $1,000,000. Under the terms of the Employment Agreement, Mr. Alexander is eligible to receive bonus compensation in an amount determined by the Board of Directors of the Company from time to time. In addition, Mr. Alexander is entitled to participate in employee benefit plans of the Company.
     The Employment Agreement is subject to earlier termination based on disability, death, termination by the Company with or without cause, change of control (as defined therein) or voluntary termination by Mr. Alexander with or without good reason. If Mr. Alexander’s employment is terminated by the Company without cause, upon a change of control or upon his death, the Company will pay Mr. Alexander or his estate, as the case may be, a lump sum severance payment equal to the amount of base salary and bonus, if any, that would have been paid to him if he had remained employed by the Company throughout the term of the Employment Agreement. Mr. Alexander has agreed to certain confidentiality, non-solicitation and non-competition covenants that begin on the effective date and extend for various periods beyond termination of his employment, except that the non-competition covenant terminates in the event that Mr. Alexander is terminated without cause or upon a change of control.
     Following Dissolution (assuming that it is approved by our shareholders), we will continue to indemnify our officers, directors, employees and agents in accordance with our Certificate of Incorporation and By-laws for actions taken in connection with the Plan and the winding up of our affairs. As part of our Dissolution process, we intend to purchase a “tail” policy, for which we will have prepaid the premium to continue to maintain our directors’ and officers’ liability insurance for claims made following the expiration of the then current policy for ___ years.

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DISSOLUTION UNDER DELAWARE LAW
     Section 275 of the Delaware General Corporation Law provides that a corporation may dissolve upon either (a) a majority vote of the board of directors of the corporation followed by a favorable majority vote of its shareholders or (b) a unanimous shareholder consent. Following such approval, the dissolution is effected by filing a certificate of dissolution with the Secretary of State of Delaware. Once a corporation is dissolved, as required by Delaware law its existence is automatically continued for a term of three years (or for such longer period as the Delaware Court of Chancery directs), but solely for the purpose of winding up its business. The process of winding up includes:
•	prosecution and defense of any lawsuits;

•	settling and closing of any business;

•	disposition and conveyance of any property;

•	discharge of any liabilities; and

•	distribution of any remaining assets to the shareholders of the corporation.
PRINCIPAL PROVISIONS OF THE PLAN
General
     We will distribute pro rata to our shareholders, in cash or in kind, or sell or otherwise dispose of, all our property and assets. This final liquidation is expected to commence as soon as practicable after approval of the Plan and our Dissolution by our shareholders at the Meeting and to be concluded in a period of approximately three years by a final liquidation distribution, although we presently believe that substantially all of our liquidation proceeds will be distributed to our shareholders within three months following the filing of a certificate of dissolution with the Delaware Secretary of State. Any sales of our assets will be made in private or public transactions and on such terms as are approved by our Board of Directors. We do not anticipate that we will solicit any further votes of our shareholders with respect to the approval of the specific terms of any particular sale of assets approved by our Board of Directors.
     Subject to the payment or the provision for payment of our indebtedness and other obligations, we expect to distribute from time to time pro rata to the holders of our common stock any cash on hand, together with the cash proceeds of any sales of our remaining assets. While the Plan permits us to distribute non-cash assets to our shareholders, we do not anticipate making such non-cash distributions. We intend to establish a reserve, referred to as the Contingency Reserve, in an amount determined by our Board of Directors to be sufficient to satisfy potential liabilities, expenses, and obligations. The net balance, if any, of the Contingency Reserve remaining after payment, provision, or discharge of all of our liabilities, expenses, and obligations will also be distributed to our shareholders pro rata.
     The Plan provides that our Board of Directors may liquidate our assets in accordance with any applicable provision of the Delaware General Corporation Law, including Section 281(b).

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     Following approval by our shareholders of the Plan and our Dissolution, we expect to file a certificate of dissolution with the Secretary of State of the State of Delaware. The Dissolution will become effective, in accordance with the Delaware General Corporation Law upon proper filing of the certificate of dissolution with the Secretary of State or on such later date or at such later time as may be specified in the certificate of dissolution. We currently intend to file the certificate of dissolution promptly following shareholder approval of the Plan and our Dissolution at the Meeting and do not intend to specify an effective date which is later than the date of filing. Pursuant to the Delaware General Corporation Law, the Company will continue to exist for three years after effectiveness of the Dissolution, or for such longer period as the Delaware Court of Chancery directs, for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against our Company, and enabling us gradually to settle and close our business, to dispose of and convey our property, to discharge our liabilities and to distribute to our shareholders any remaining assets, but not for the purpose of continuing the business for which we were organized or any other business. Any legal action commenced by or against us during the three-year dissolution period will not terminate by reason of the expiration of the period.
     We expect to discontinue recording transfers of shares of our common stock on the date of our Dissolution, which will be the Final Record Date. Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books, except by will, intestate succession or operation of law. After the Final Record Date, we will not issue any new stock certificates, except in connection with such transfers or as replacement certificates. The liquidation distributions under the Plan shall be in complete cancellation of all of the outstanding shares of our common stock. From and after the Final Record Date, and subject to applicable law, our common stock will be treated as no longer being outstanding and each holder of our common stock shall cease to have any rights in respect thereof, except the right to receive distributions pursuant to and in accordance with the Plan.
Abandonment or Amendment
     Under the Plan, our Board of Directors may modify, amend, or abandon the Plan, notwithstanding shareholder approval, to the extent permitted by the Delaware General Corporation Law. In the event that a proposed modification or amendment of the Plan would, in the sole judgment of the Board of Directors, materially and adversely affect the interests of our shareholders, we expect to submit the modification or amendment to our shareholders for approval. We may not amend or modify the Plan under circumstances that would require additional shareholder solicitations under the Delaware General Corporation Law or the federal securities laws, unless we comply with the applicable provisions of such laws.
Liquidation Distributions
     Our Board of Directors has not established a firm timetable for distributions to our shareholders if the Plan and our Dissolution are approved at the Meeting. Subject to contingencies inherent in winding up our business, our Board of Directors intends to authorize any distributions as promptly as reasonably practicable. We currently expect an ultimate distribution in an amount between $______ and $______ per share (based on an aggregate of 11,172,117 outstanding shares of common stock). Although we presently believe that substantially all of our liquidation proceeds will be distributed to our shareholders within three

26

months following the filing of a certificate of dissolution with the Delaware Secretary of State, our Board of Directors is unable to predict the precise amount or timing of distributions pursuant to the Plan. Our Board, in its sole discretion, will determine the actual amount and timing of all distributions. We expect to conclude the liquidation no later than the third anniversary of the filing of the certificate of dissolution and the effectiveness of the Dissolution, with a final liquidation distribution directly to our shareholders.
     In addition, as indicated above, our Board of Directors has reserved the authority under the Plan to proceed with the Dissolution and liquidation in accordance with the provisions of the Delaware General Corporation Law, including Section 281(b).
     It is impracticable for us to predict the exact amounts that ultimately will be distributed to our shareholders, in light of uncertainties as to the precise net value, if any, of our non-cash assets and the ultimate amount of our liabilities. We will continue to incur claims, liabilities and expenses (such as salaries and benefits, directors’ and officers’ insurance, payroll and local taxes, facilities costs, legal, accounting and consulting fees and miscellaneous office expenses) following approval of the Plan and our Dissolution. These expenses will reduce the amount of assets available for ultimate distribution to shareholders. While we do not believe that we can make a precise prediction of the ultimate amount of such claims, liabilities and expenses, we believe that available cash and any amounts received from the sale of assets will be adequate to provide for our obligations, liabilities, expenses and claims and that we will make one or more cash distributions to shareholders.
Sale of Our Assets
     The Plan gives our Board of Directors the authority to sell all of our remaining assets. Agreements for the sale of assets may be entered into prior to the Meeting and, to the extent required by law, may be made contingent upon shareholder approval of the Plan and our Dissolution. Approval of the Plan and our Dissolution will constitute approval of any and all such agreements and sales. We will sell our remaining assets on such terms as are approved by our Board of Directors. We may conduct sales by any means, including by competitive bidding or private negotiations. We do not anticipate that we will solicit any further shareholder votes with respect to the approval of the specific terms of any particular sale of assets approved by our Board of Directors. We do not anticipate amending or supplementing this Proxy Statement to reflect any such agreement or sale, unless required by applicable law. The prices at which we will be able to sell our various assets will depend largely on factors beyond our control, including, without limitation, the supply and demand for such assets, changes in interest rates, the condition of financial markets, the availability of financing to prospective purchasers of the assets and regulatory approvals, and the net price that we receive will be reduced to the extent that we employ brokers to assist in the sale of our assets. In addition, we may not obtain as high a price for a particular asset as we might secure if we were not in liquidation.
     Our sale of an appreciated asset will result in the recognition of taxable gain to the extent that the fair market value of such asset exceeds our tax basis in such asset.

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Our Conduct Following Adoption of the Plan
     Our directors, officers and any employees will receive compensation for the duties that each of them performs from time to time as determined by our Board of Directors. Following approval of the Plan and our Dissolution by our shareholders at the Meeting, our activities will be limited to winding up our affairs, taking such actions as we believe may be necessary, appropriate or desirable to preserve the value of our assets, and distributing our assets in accordance with the Plan. We will seek to distribute or liquidate all of our assets in such manner and upon such terms as our Board of Directors determines to be in the best interests of our shareholders.
     Following Dissolution (assuming that it is approved by our shareholders), we will continue to indemnify our officers, directors, employees and agents in accordance with our Certificate of Incorporation and By-laws for actions taken in connection with the Plan and the winding up of our affairs. As part of our Dissolution process, we intend to purchase a “tail” policy, for which we will have prepaid the premium to continue to maintain our directors’ and officers’ liability insurance for claims made following the expiration of the then current policy for ___ years.
Contingency Reserve
     Under the Delaware General Corporation Law, we generally are required, in connection with our Dissolution, to pay or make reasonable provision for payment of our liabilities and obligations. Following shareholder approval of the Plan and our Dissolution at the Meeting, we will pay all expenses and fixed and other known liabilities and then set aside a Contingency Reserve, consisting of cash or other assets that we believe to be adequate for payment of those claims that are unknown or have not yet arisen but that, based on facts known to us, are likely to arise or become known to us within ten years after the date of our Dissolution. We are currently unable to provide a precise estimate of the amount of any Contingency Reserve that may be required but any such amount will be deducted before the determination of amounts available for distribution to shareholders.
     The actual amount of any Contingency Reserve will be based upon estimates and opinions of our Board of Directors, derived from consultations with management and outside experts, if the Board determines that it is advisable to retain such experts, and a review of, among other things, our estimated contingent liabilities and our estimated ongoing expenses, including, without limitation, anticipated salary and benefits payments, estimated investment banking, legal and accounting fees, rent, payroll and other taxes, miscellaneous office expenses, facilities costs and expenses accrued in our financial statements. Even if established, a Contingency Reserve may not be sufficient to satisfy all of our obligations, expenses and liabilities, in which case a creditor could bring a claim against one or more of our shareholders for each such shareholder’s pro rata portion of the claim, up to the total amount distributed by us to that shareholder pursuant to the Plan. Once we have established a Contingency Reserve, commencing with the time of our initial distribution, which we currently expect will occur within three months following the filing of our certificate of dissolution with the State of Delaware after approval of such Dissolution by the shareholders, from time to time we expect to distribute to our shareholders any portions of such Contingency Reserve that our Board deems no longer to be required.

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Potential Liability of Shareholders
     Under the Delaware General Corporation Law, in the event we fail to create an adequate Contingency Reserve, or should such Contingency Reserve be insufficient to satisfy the aggregate amount ultimately found payable in respect of our expenses and liabilities, each shareholder could be held liable for amounts due creditors to the extent of amounts that such shareholder received from us under the Plan. Each shareholder’s exposure to liability is limited to his, her or its pro rata portion of the amounts due each creditor in the event we create an inadequate Contingency Reserve.
     If we were held by a court to have failed to make adequate provision for our expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeded the amount available from the Contingency Reserve, a creditor could seek an injunction against us to prevent us from making distributions under the Plan. Any such action could delay and substantially diminish cash distributions to our shareholders.
Final Record Date
     The liquidation distributions on or after the Final Record Date made by us will be made to shareholders according to their holdings of common stock as of the Final Record Date. The liquidation distributions shall be in complete cancellation of all of the outstanding shares of our common stock. From and after the Final Record Date, and subject to applicable law, our common stock will be treated as no longer being outstanding and each holder of our common stock shall cease to have any rights in respect thereof, except the right to receive distributions pursuant to and in accordance with the Plan. Accordingly, we will close our stock transfer books and discontinue recording transfers of shares of our common stock on the Final Record Date. Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books except by will, intestate succession, or operation of law. After the Final Record Date, we will not issue any new stock certificates, other than in connection with such permitted transfers or as replacement certificates. However, until trading is halted through termination of registration of our shares of common stock, after the Final Record Date, we believe that any trading of shares of our common stock will be tracked and marked with a due bill by the Depository Trust Company. All liquidation distributions on or after the Final Record Date made by us will be made to shareholders according to their holdings of common stock as of the Final Record Date.
     Shareholders should not forward their stock certificates before receiving instructions to do so. As a condition to receipt of any distribution to our shareholders, the Board, in its absolute discretion, may require our shareholders to (i) surrender their certificates evidencing their shares of common stock to the Company, or (ii) furnish the Company with evidence satisfactory to the Board of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board. If surrender of stock certificates should be required following the Dissolution, the Company will send you written instructions regarding such surrender. Any distributions otherwise payable by the Company to shareholders who have not surrendered their stock certificates, if requested to do so, may be held in trust for such shareholders, without interest, pending the surrender of such certificates (subject to escheat pursuant to the laws relating to unclaimed property). If a shareholder’s certificate(s) evidencing his, her or its common stock has been lost, stolen, or destroyed, the shareholder may

29

be required to furnish us with satisfactory evidence of the loss, theft, or destruction, together with a surety bond or other indemnity, as a condition to the receipt of any distribution.
Listing and Trading of Our Common Stock; Termination of Reporting Requirements
     Our common stock currently trades on the OTC Bulletin Board under the symbol “NEGI”. In light of the fact that our common stock will be treated as no longer being outstanding as of the Final Record Date and in view of the significant costs involved in compliance with reporting requirements and other laws and regulations applicable to public companies, the Board of Directors intends to apply to terminate the Company’s registration and reporting requirements under the Exchange Act. If registration is terminated, trading in the common stock on the OTC Bulletin Board would terminate.
Absence of Appraisal Rights
     Under the Delaware General Corporation Law, our shareholders are not entitled to appraisal rights for their shares of common stock in connection with the transactions contemplated by the Plan or our Dissolution.
Regulatory Approvals
     We do not believe that any material United States federal or state regulatory requirements must be met or approvals obtained in connection with the Plan or our Dissolution.
Continuing Indemnification and Insurance
     Following shareholder approval of the Plan and our Dissolution, we will continue to indemnify our officers, directors, employees and agents in accordance with the terms of our Certificate of Incorporation and By-laws, including providing indemnification for actions taken in connection with the Plan and the winding up of our business and affairs. As part of our Dissolution process, we intend to purchase a “tail” policy, for which we will have prepaid the premium to continue to maintain such insurance for claims made following the expiration of the then current policy for ___ years. Since our insurance policy may, depending upon the circumstances, require us to pay the initial amount of any liability incurred and then to pay the further costs of defending a claim, subject to reimbursement from the insurance carrier, we intend to provide for this contingency in the Contingency Reserve.
Payment of Expenses
     In the discretion of our Board of Directors, we may pay brokerage, agency, professional and other fees and expenses to any person in connection with the sale or other disposition of our assets and the implementation of the Plan.

30

CERTAIN FEDERAL INCOME TAX CONSEQUENCES
     The following discussion is a general summary of the material U.S. federal income tax consequences of the Plan to the Company and our shareholders, but does not purport to be a complete analysis of all the potential tax effects. Tax considerations applicable to particular shareholders will depend on the shareholder’s individual circumstances. The discussion addresses neither the tax consequences that may be relevant to particular categories of shareholders subject to special treatment under certain federal income tax laws (such as dealers in securities, banks, insurance companies, tax-exempt organizations, mutual funds, and foreign individuals and entities) nor any tax consequences arising under the laws of any state, local or foreign jurisdiction.
     The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Department of the Treasury regulations, rulings of the Internal Revenue Service (“IRS”), and judicial decisions now in effect, all of which are subject to change or to varying interpretation at any time. Any such changes or varying interpretations may also be applied retroactively. The following discussion has no binding effect on the IRS or the courts and assumes that we will liquidate substantially in accordance with the Plan.
     Liquidation distributions pursuant to the Plan may occur at various times and in more than one tax year. We can give no assurance that the tax treatment described herein will remain unchanged at the time of such distributions. No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Plan, and we will not seek either such a ruling or an opinion of counsel with respect to the anticipated tax treatment. If any tax consequences prove not to be as anticipated and described herein, the result could be increased taxation at the corporate or shareholder level.
     Shareholders are urged to consult their own tax advisors as to the specific tax consequences to them in connection with the Plan and our Dissolution, including tax return reporting requirements, the applicability and effect of foreign, federal, state, local and other applicable tax laws and the effect of any proposed changes in the tax laws.
Consequences to the Company
     Commencing with shareholder approval of the Plan and our Dissolution and until the liquidation is completed, the Company will continue to be subject to U.S. federal income tax on any taxable income, such as interest income, gain from the sale of our assets or income from operations. If assets are distributed in kind, the Company would recognize gain or loss as if the assets were sold for fair market value consideration. Ordinarily, corporate gain or loss (unless certain exceptions to loss recognition apply) is recognized upon distribution of an asset in an amount equal to the difference between the fair market value of the asset (increased by any liability assumed or taken subject to) and the adjusted tax basis in the asset. However, because we anticipate that only cash liquidation distributions will be made, the Company should not recognize gain or loss on the liquidation distribution to shareholders pursuant to the Plan. Accordingly, the Dissolution should not produce a corporate tax liability for federal income tax purposes.

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Consequences to Shareholders
     Amounts received by shareholders pursuant to the liquidation will be treated as full payment in exchange for their shares of our common stock. As a result of our liquidation, a shareholder will recognize gain or loss equal to the difference between (1) the sum of the amount of cash and the fair market value, at the time of distribution, of any property distributed, less any liability assumed or to which distributed property is subject, and (2) such shareholder’s tax basis in the shares of common stock. A shareholder’s tax basis in the shares will depend upon various factors, including the shareholder’s cost and the amount and nature of any distributions received with respect thereto.
     A shareholder’s gain or loss will be computed on a “per share” basis, so that gain or loss is calculated separately for blocks of stock acquired at different dates and for different prices. Each liquidation distribution will be allocated proportionately to each share of stock owned by a shareholder. Gain will be recognized in connection with a liquidation distribution only to the extent that the aggregate value of all liquidation distributions received by a shareholder with respect to a share exceeds such shareholder’s tax basis for that share. Any loss generally will be recognized only when a shareholder receives our final distribution to shareholders, and then only if the aggregate value of the liquidation distributions with respect to a share is less than the shareholder’s tax basis for that share. Gain or loss recognized by a shareholder will be capital gain or loss, provided the stock is held as a capital asset, and will be long-term capital gain or loss if the share has been held for more than one year.
     In the unlikely event that there is an in-kind distribution of property other than cash, the shareholder’s tax basis in such property immediately after the distribution will be the fair market value of such property at the time of distribution. The gain or loss realized upon the shareholder’s future sale of that property will be measured by the difference between the shareholder’s tax basis in the property at the time of such sale and the proceeds of such sale.
     After the close of each of our taxable years, we will provide our shareholders and the IRS with a statement of the amount of cash distributed to shareholders and our best estimate as to the value of any property distributed to them during that year. The IRS could challenge such valuation. As a result of such a challenge, the amount of gain or loss recognized by shareholders might be changed. Distributions to our shareholders could result in tax liability to any given shareholder exceeding the amount of cash received, requiring that shareholder to meet the tax obligations from other sources or by selling all or a portion of the assets received.
     If a shareholder is required to satisfy any Company liability not fully covered by our Contingency Reserve, payments by a shareholder in satisfaction of such contingent liabilities would generally produce a capital loss in the year paid. Such capital loss is permitted to offset other capital gains occurring within the same tax year without limitation. Such a capital loss in the hands of an individual shareholder is subject to limitation as an offset against ordinary income up to $3,000 (including married filing jointly), except that the limitation for a married individual filing a separate return is $1,500. Further, such capital loss in the hands of an individual shareholder can be carried forward indefinitely to succeeding years but cannot be carried back to a prior year in order to offset any capital gain recognized on the liquidation distribution in that prior year.

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Back-Up Withholding
     Unless a shareholder complies with certain reporting and/or Form W-9 certification procedures or is an exempt recipient under applicable provisions of the Code and Treasury Regulations, he, she or it may be subject to back-up withholding tax with respect to any payments received pursuant to the liquidation. The back-up withholding tax is imposed at a rate of 28%. Back-up withholding generally will not apply to payments made to some exempt recipients such as a corporation or financial institution or to a shareholder who furnishes a correct taxpayer identification number or provides a certificate of foreign status and provides certain other required information. If back-up withholding applies, the amount withheld is not an additional tax, but is credited against the shareholder’s U.S. federal income tax liability.
Taxation of Non-United States Shareholders
     Foreign corporations or persons who are not citizens or residents of the United States should consult their own tax advisors with respect to the U.S. and non-U.S. tax consequences of the Plan.
State and Local Taxes
     Shareholders may also be subject to state or local taxes and should consult their own tax advisors with respect to the state and local tax consequences of the Plan.

33

VOTES REQUIRED AND BOARD RECOMMENDATION
     Approval of the Plan and our Dissolution requires the affirmative vote of a majority of the total number of votes entitled to be cast by all shares outstanding on the Record Date. Each holder of common stock is entitled to one vote per share on the matter.
     Our Board of Directors believes that the Plan and the Dissolution of the Company are in the best interests of our shareholders. Our Board of Directors has unanimously adopted the Plan and approved the Dissolution and unanimously recommends that our shareholders vote “FOR” approval of the Plan and our Dissolution pursuant to the Plan. Directors and executive officers who hold, or are deemed to hold, as of the Record Date, an aggregate of 141,262 outstanding shares of our common stock, which is 1.26% of the votes entitled to be cast on the matter, have indicated that they will vote “FOR” the Plan and the Dissolution of the Company. See “Security Ownership of Certain Beneficial Owners and Management.”
     In addition, AREP O&G, which owns 50.1% of our outstanding common stock, has indicated that it will vote “FOR” the Plan and the Dissolution, thus assuring approval of the Plan and our Dissolution by our shareholders at the Meeting.
     Shares represented by proxy cards received in time for the Meeting that are properly signed, dated, and returned without specifying choices will be voted “FOR” this proposal.

34

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
     The following tables set forth, to the best of our knowledge, information as to the ownership of our common stock held by (1) each person or entity who, as of September 30, 2007, beneficially owns more than 5% of the outstanding shares of our common stock; (2) our directors and executive officers, and (3) all directors and officers as a group. Except as otherwise indicated, ownership of shares by the persons named below includes sole voting and investment power held by such persons.
Security Ownership of Certain Beneficial Owners.
     The following table sets forth as of September 30, 2007, the individuals or entities known to us to own more than 5% of our outstanding shares of common stock.

	Title			Percent
Name and Address of Beneficial Owner	of Class	Shares		of Class(1)
AREP O&G Holdings LLC	Common Stock	5,597,824	(2)	50.1%
767 Fifth Avenue, 47th Floor New York, NY 10153

(1)	Based upon the 11,172,117 shares of common stock that were outstanding on September 30, 2007.

(2)	AREP O&G directly owns these shares and may be deemed to be the beneficial owner thereof. Mr. Carl C. Icahn, by virtue of his relationship to AREP O&G, may be deemed to “beneficially own” (as that term is defined in Rule 13d-3 under the Exchange Act) these shares. Mr. Icahn disclaims beneficial ownership of such shares for all other purposes. Mr. Mitchell, a present director of our Company and a former employee of affiliates of AREP O&G, and Mr. Vincent Intrieri, a present director of our Company and employee of affiliates of AREP O&G, also disclaim any beneficial ownership of these shares.
Security Ownership of Directors and Management.
     The following table sets forth information concerning the beneficial ownership of our capital stock as of September 30, 2007 by each of our directors and named executive officers, and our directors and executive officers as a group.

	Title			Percent
Name and Address of Beneficial Owner	of Class	Shares		of Class(1)
Bob G. Alexander	Common Stock	57,000	(2)	(9)
4925 Greenville Avenue Suite 1400 Dallas, TX 75206
Robert H. Kite	Common Stock	84,262	(3)	(9)
6910 East Fifth Street Scottsdale, AZ 85251
Vincent Intrieri	Common Stock	—	(4)
767 Fifth Avenue New York, NY 10153
Andrew R. Skobe	Common Stock	—	(5)
767 Fifth Avenue New York, NY 10153
Robert J. Mitchell	Common Stock	—	(6)
767 Fifth Avenue New York, NY 10153

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	Title			Percent
Name and Address of Beneficial Owner	of Class	Shares		of Class(1)
Jack G. Wasserman	Common Stock	—	(7)
111 Broadway New York, NY 10006
Grace Bricker	Common Stock	—	(8)
4925 Greenville Avenue Suite 1400 Dallas, TX 75206
All executive officers and directors as a group (7 people)		141,262		1.26%

(1)	As of September 30, 2007, there were 11,172,117 shares of our common stock outstanding. All options and warrants were cancelled pursuant to the Plan of Reorganization, and no new options or warrants have been authorized or issued.

(2)	Shares held directly by Mr. Alexander.

(3)	Robert H. Kite is Chief Operating Officer and a 33.0% beneficial owner of KFT, LLLP (“KFT”) and may be deemed to be the beneficial owner of shares held by KFT. 59,285 shares are held by KFT and Mr. Kite holds 24,977 shares directly.

(4)	Mr. Intrieri holds no shares of our common stock and disclaims beneficial ownership of any shares attributable to AREP O&G.

(5)	Mr. Skobe holds no shares of our common stock and disclaims beneficial ownership of any shares attributable to AREP O&G.

(6)	Mr. Mitchell holds no shares of our common stock and disclaims beneficial ownership of any shares attributable to AREP O&G.

(7)	Mr. Wasserman holds no shares of our common stock.

(8)	Ms. Bricker holds no shares of our common stock.

(9)	Less than one percent.
OTHER MATTERS
Other Business
     The directors of the Company are not aware of any business to be acted upon at the Meeting, other than as described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments or postponements thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.
Shareholder Proposals
     Whether or not the Plan and our Dissolution is approved, the Company does not expect to have an annual meeting of shareholders after the Meeting and, therefore, we are not providing instructions as to how shareholders can make proposals for future meetings.
Cost of Solicitation
     We will bear all costs of preparing, assembling and mailing this Proxy Statement and of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by other means, including telephone, facsimile, e-mail and in-person meetings. We will also request that brokers, custodians and fiduciaries forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

36

Delivery of Documents to Shareholders
     Pursuant to the rules of the SEC, the Company and services that it employs to deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Proxy Statement. Upon written or oral request, the Company will deliver a separate copy of the Proxy Statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing us at our principal executive offices at 4925 Greenville Avenue, Suite 1400, Dallas, Texas 75206.
WHERE YOU CAN FIND MORE INFORMATION
     The Company files annual, quarterly and current reports, proxy and information statements and other information with the SEC under the Exchange Act. You may read and copy this information at the Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549-1004. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004.
     The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC web site containing reports, proxy and information statements and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.
     The SEC also permits us to “incorporate by reference” into this Proxy Statement important business and financial information about the Company that is not included in or delivered with this Proxy Statement. The following documents filed with the SEC by the Company (SEC File No. 0-19136) are incorporated by reference into this Proxy Statement (excluding portions thereof that are deemed furnished and not filed):
(1)	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006;

(2)	the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007;

(3)	the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007;

(4)	the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007;

(5)	the Company’s Current Report on Form 8-K dated January 10, 2007 and filed with the SEC on January 11, 2007;

37

(6)	the Company’s Current Report on Form 8-K dated and filed with the SEC on January 22, 2007 (1 of 2);

(7)	the Company’s Current Report on Form 8-K dated and filed with the SEC on January 22, 2007 (2 of 2);

(8)	the Company’s Current Report on Form 8-K dated February 15, 2007 and filed with the SEC on February 16, 2007;

(9)	the Company’s Current Report on Form 8-K dated and filed with the SEC on March 9, 2007;

(10)	the Company’s Current Report on Form 8-K dated March 28, 2007 and filed with the SEC on April 3, 2007;

(11)	the Company’s Current Report on Form 8-K dated May 3, 2007 and filed with the SEC on May 4, 2007;

(12)	the Company’s Current Report on Form 8-K dated May 9, 2007 and filed with the SEC on May 10, 2007;

(13)	the Company’s Current Report on Form 8-K dated and filed with the SEC on August 8, 2007;

(14)	the Company’s Current Report on Form 8-K dated November 12, 2007 and filed with the SEC on November 13, 2007; and

(15)	the Company’s Current Report on Form 8-K dated November 13, 2007 and filed with the SEC on November 14, 2007.
     You are receiving with this Proxy Statement copies of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2007 as Annexes C, D, E and F, respectively. You may obtain copies of any of the documents incorporated by reference through the Company or the SEC, as described above. Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in the document. Shareholders may obtain documents incorporated by reference in this document by requesting them in writing or by telephone from the Company at the following address:
National Energy Group, Inc.
4925 Greenville Avenue, Suite 1400
Dallas, Texas 75206
Attn: Grace Bricker
(214) 692-9211
     If you would like to request documents from us, please do so by                           , 2007 to receive them before the Meeting.

38

     You should rely only on the information contained or incorporated by reference in this Proxy Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement, including the documents incorporated herein by reference.
     This Proxy Statement is dated                           , 2007. There may be changes in the affairs of the Company after the date of this Proxy Statement, which are not reflected in this document. We have not authorized anyone to give any information or make any representation about the matters addressed in this Proxy Statement that differs from, or adds to, the information in this document or in the Company’s documents that are publicly filed with the SEC. Therefore, if anyone does give you different or additional information, you should not rely on it.

39

Annex A
PLAN OF COMPLETE DISSOLUTION AND LIQUIDATION
OF NATIONAL ENERGY GROUP, INC.
     WHEREAS, the Board of Directors and the shareholders of National Energy Group, Inc., a Delaware corporation (the “Company”) wish to accomplish the complete dissolution and liquidation of the Company in accordance with Section 275 and other applicable provisions of the General Corporation Law of Delaware (“DGCL”) and Sections 331 and 336 of the Internal Revenue Code of 1986, as amended (the “Code”).
1. Approval and Adoption of Plan.
     This Plan shall become effective when all of the following steps have been completed:
(a) Resolutions of the Company’s Board of Directors. The Company’s Board of Directors (the “Board”) shall have adopted a resolution or resolutions with respect to the following:
(i) Complete Dissolution and Liquidation: The Board shall determine that it is deemed advisable for the Company to be dissolved and liquidated completely.
(ii) Adoption of the Plan: The Board shall approve this Plan as the appropriate means for carrying out the complete dissolution and liquidation of the Company.
(iii) Sale of Assets: The Board shall determine that, as part of the Plan (but not as a separate matter arising under Section 271 of the DGCL), it is deemed expedient and in the best interests of the Company to sell all or substantially all of the Company’s property and assets in order to facilitate liquidation and distribution to the Company’s creditors and shareholders, as appropriate.
(b) Adoption of this Plan by the Company’s Common Shareholders. The holders of a majority of the voting power represented collectively by the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), entitled to vote thereon shall have adopted this Plan, including the dissolution of the Company and those provisions authorizing the Board to sell all or substantially all of the Company’s assets in connection therewith, by written consent or at a special meeting of the shareholders of the Company called for such purpose by the Board.
2. Dissolution and Liquidation Period.
     Once the Plan is effective, the steps set forth below shall be completed at such times as the Board, in its absolute discretion, deems necessary, appropriate or advisable. Without limiting the generality of the foregoing, the Board may instruct the officers of the Company to delay the taking of any of the following steps until the Company has performed such actions as the Board or such officers determine to be necessary, appropriate or advisable for the Company to maximize the value of the Company’s assets upon liquidation; provided that such steps may not be delayed longer than is permitted by applicable law.
(a) The filing of a Certificate of Dissolution of the Company (the “Certificate of Dissolution”) pursuant to Section 275 of the DGCL specifying the date (no later than ninety (90) days after the filing) upon which the Certificate of Dissolution will become effective (the “Certificate Effective Date”), and the completion of all actions that may be necessary, appropriate or desirable to dissolve and terminate the corporate existence of the Company;
(b) The cessation of all of the Company’s business activities and the withdrawal of the Company from any jurisdiction in which it is qualified to do business, except and insofar as necessary for the sale of its assets and for the proper winding up of the Company pursuant to Section 278 of the DGCL;
(c) The negotiation and consummation of sales of all of the assets and properties of the Company, including the assumption by the purchaser or purchasers of any or all liabilities of the Company, insofar as the Board deems such sales to be necessary, appropriate or advisable; and
(d) The distribution of the remaining funds of the Company and the distribution of remaining unsold assets of the Company, if any, to its shareholders pursuant to Sections 4 and 7 below.
     The adoption of the Plan by the holders of the Company’s Common Stock shall constitute full and complete authority for the Board and the officers of the Company, without further shareholder action, to proceed with the dissolution and liquidation of the Company in accordance with any applicable provision of the DGCL, including, without limitation, Section 281(b) thereof.
3. Authority of Officers and Directors.
     Prior to and after the Certificate Effective Date, the Board and the officers of the Company shall continue in their positions for the purpose of winding up the affairs of the Company as contemplated by Delaware law. The Board may appoint officers, hire employees and retain independent contractors in connection with the winding up process, and is authorized to pay to the Company’s officers, directors and employees, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the successful implementation of this Plan, provided that any such compensation shall be fair and reasonable with respect to the efforts extended by any recipient of such compensation. Adoption of this Plan by holders of a majority of the voting power represented collectively by the outstanding shares of Common Stock shall constitute the approval of the Company’s shareholders of the Board’s authorization of the payment of any such compensation.

     The adoption of the Plan by the holders of the Company’s Common Stock shall constitute full and complete authority for the Board and the officers of the Company, without further shareholder action, to do and perform any and all acts and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character that the Board or such officers deem necessary, appropriate or advisable: (i) to dissolve the Company in accordance with the laws of the State of Delaware and cause its withdrawal from all jurisdictions in which it is authorized to do business; (ii) to sell, dispose, convey, transfer and deliver the assets of the Company; (iii) to satisfy or provide for the satisfaction of the Company’s obligations in accordance with any applicable provision of the DGCL, including, without limitation, Section 281(b) thereof; and (iv) to distribute all of the remaining funds of the Company and any unsold assets of the Company pari passu to the holders of the Company’s Common Stock.
4. Conversion of Assets Into Cash or Other Distributable Form.
     Subject to approval by the Board, the officers, employees and agents of the Company shall, as promptly as feasible, proceed to collect all sums due or owing to the Company, to sell and convert into cash any and all corporate assets and, out of the assets of the Company, to pay, satisfy and discharge or make adequate provision for the payment, satisfaction and discharge of all debts and liabilities of the Company pursuant to Section 2 above, including all expenses of the sale of assets and of the dissolution and liquidation provided for by the Plan.
5. Professional Fees and Expenses.
     It is specifically contemplated that the Board may authorize the payment of a retainer fee to a law firm or law firms selected by the Board for legal fees and expenses of the Company, including, among other things, to cover any costs payable pursuant to the indemnification of the Company’s officers or members of the Board provided by the Company pursuant to its Certificate of Incorporation and By-laws or the DGCL or otherwise.
     In addition, in connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the sole and absolute discretion of the Board, pay any brokerage, agency and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.
6. Indemnification.
     The Company shall continue to indemnify its officers, directors, employees and agents in accordance with its Certificate of Incorporation and By-laws and any contractual arrangements, for actions taken in connection with this Plan and the winding up of the affairs of the Company. The Board, in its sole and absolute discretion, is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover the Company’s obligations hereunder, including without limitation directors’ and officers’ liability coverage.

7. Liquidating Distributions.
     Liquidating distributions, in cash or in kind, shall be made from time to time after the adoption of the Plan to the holders of record, at the close of business on the Certificate Effective Date as provided in Section 2 above, of outstanding shares of Common Stock of the Company, pro rata in accordance with the respective number of shares then held of record; provided that in the opinion of the Board adequate provision has been made for the payment, satisfaction and discharge of all known, unascertained or contingent debts, obligations and liabilities of the Company (including costs and expenses incurred and anticipated to be incurred in connection with the sale of assets and complete liquidation of the Company). All determinations as to the time for and the amount and kind of liquidating distributions shall be made in the exercise of the absolute discretion of the Board and in accordance with any applicable provision of the DGCL, including, without limitation, Section 281(b) thereof. As provided in Section 10 below, distributions made pursuant to this Plan shall be treated as made in complete liquidation of the Company within the meaning of the Code and the regulations promulgated thereunder.
8. Amendment, Modification or Abandonment of Plan.
     If for any reason the Board determines that such action would be in the best interests of the Company, it may amend, modify or abandon the Plan and all action contemplated thereunder, notwithstanding shareholder approval of the Plan, to the extent permitted by the DGCL; provided, however, that the Company will not amend or modify the Plan under circumstances that would require additional shareholder approval under the DGCL and the federal securities laws without complying with the DGCL and the federal securities laws. Upon the abandonment of the Plan, the Plan shall be void.
9. Cancellation of Stock and Stock Certificates.
     The distributions to the Company’s shareholders pursuant to Section 7 hereof shall be in complete cancellation of all of the outstanding shares of the Company’s Common Stock. From and after the Certificate Effective Date, and subject to applicable law, the Company’s Common Stock will be treated as no longer being outstanding and each holder of the Company’s Common Stock shall cease to have any rights in respect thereof, except the right to receive distributions pursuant to and in accordance with Section 7 hereof. As a condition to receipt of any distribution to the Company’s shareholders, the Board, in its absolute discretion, may require the Company’s shareholders to (i) surrender their certificates evidencing their shares of Common Stock to the Company, or (ii) furnish the Company with evidence satisfactory to the Board of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board. The Company will close its stock transfer books and discontinue recording transfers of shares of stock of the Company at the Certificate Effective Date, and thereafter certificates representing shares of Company’s Common Stock will not be assignable or transferable on the books of the Company except by will, intestate succession, or operation of law.

10. Liquidation under Code Sections 331 and 336.
     It is intended that this Plan shall be a plan of complete liquidation of the Company in accordance with the terms of Sections 331 and 336 of the Code. The Plan shall be deemed to authorize the taking of such action as, in the opinion of counsel for the Company, may be necessary to conform with the provisions of said Sections 331 and 336 and the regulations promulgated thereunder, including, without limitation, the making of an election under Code Section 336(e), if applicable.
11. Filing of Tax Forms.
     The appropriate officers of the Company are authorized and directed, within thirty (30) days after the Certificate Effective Date, to execute and file a United States Treasury Form 966 pursuant to Section 6043 of the Code and such additional forms and reports with the Internal Revenue Service as may be necessary or appropriate in connection with this Plan and the carrying out thereof.

PRELIMINARY COPY
Annex B
PROXY
HOLDERS OF COMMON STOCK
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
IN CONNECTION WITH
A SPECIAL MEETING OF SHAREHOLDERS
     The undersigned shareholder of National Energy Group, Inc. (the “Company”) hereby appoints Bob G. Alexander and Grace Bricker and each of them, as lawful attorneys-in-fact and proxies, with several power of substitution, for and in the name of the undersigned, to represent and vote, as designated below, all shares of the common stock of the Company which the undersigned is entitled to vote on all matters, except as specifically indicated below, that may properly come before the Special Meeting of Shareholders of the Company to be held in the Park Central Room, Radisson Hotel Central Dallas, 6060 North Central Expressway, Dallas, Texas 75206 at 9:00 a.m., Central Time, on [Day],                           , 2007, and at any adjournment, postponement or rescheduling thereof (the “Meeting”), upon the terms described in the Proxy Statement. The undersigned hereby revokes any and all previous proxies with respect to the matters covered by this proxy and the voting of such shares at the Meeting.
APPROVAL OF THE PLAN OF COMPLETE DISSOLUTION AND LIQUIDATION AND DISSOLUTION OF NATIONAL ENERGY GROUP, INC.
     To approve the Plan of Complete Dissolution and Liquidation of National Energy Group, Inc., substantially in the form presented to the shareholders of the Company for their approval at the Meeting, and the dissolution of the Company in accordance with the terms of such Plan of Complete Dissolution and Liquidation.

FOR ☐	AGAINST ☐	ABSTAIN ☐
DISCRETIONARY AUTHORITY
     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” APPROVAL OF THE PLAN OF COMPLETE DISSOLUTION AND LIQUIDATION AND DISSOLUTION OF THE COMPANY AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO OTHER MATTERS.

B-1

Please date and sign this proxy exactly as your name appears hereon, and please return the proxy card promptly using the enclosed envelope.
YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE THEREON.
[Shareholder Name]
[Address]

Date	Signature of Owner

Additional Signature of Joint Owner (if any)

If the stock is jointly held, each joint owner should sign. When signing as attorney-in-fact, executor administrator, trustee, guardian, corporate officer, or partner, please give full title.
TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, JUST SIGN, DATE AND RETURN THIS PROXY—NO BOXES NEED BE CHECKED.

B-2

Annex C

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-K

☑	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the Fiscal Year Ended December 31, 2006
Or
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File No. 0-19136

National Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	58-1922764
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
4925 Greenville Avenue
Dallas, Texas 75206
(Address of principal executive offices) (Zip code)

(214) 692-9211
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

None

Securities registered pursuant to Section 12(g) of the Act:
Common Stock, $0.01 par value
(Title of Class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐     No ☑

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act. Yes ☐     No ☑

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☑     No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein and will not be contained, to the best of the Registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendments to this Form 10-K. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in rule 12b-2 of the Exchange Act. (Check One):
Large Accelerated Filer  ☐     Accelerated Filer  ☐     Non-Accelerated Filer  ☑

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☑     No ☐

The aggregate market value of the shares of Common Stock held by non-affiliates of the Registrant, as of February 28, 2007 (based upon the last sales price of $4.50 as reported by the OTC Bulletin Board), was $25,167,717.

11,190,650 shares of the Registrant’s common stock, $0.01 par value, were outstanding on February 28, 2007.

Documents Incorporated by Reference: Listed below are documents, parts of which are incorporated herein by reference and the part of this report into which the document is incorporated: None.

Disclosure Regarding Forward-Looking Statements

This Annual Report on Form 10-K (“Annual Report”) includes “forward-looking statements” within the meaning of various provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The words “anticipate,” “expect,” “estimate,” “predict,” “believe,” and similar expressions and variations thereof are intended to identify forward-looking statements. All statements, other than statements of historical facts, included in this Annual Report that address activities, events, or developments that we expect or anticipate will or may occur in the future relating to the operations of National Energy Group, Inc., our business strategy and measures to implement our strategy, goals, plans, references to future success, references to intentions as to future matters and other such matters are forward-looking statements and include statements regarding the interest, belief or current expectations of our management, directors, or our officers regarding such matters. These statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including the risk factors (see Item 1A — Risk Factors) discussed in this Annual Report, the opportunities (or lack thereof) that may be presented to and pursued by us, competitive actions by other companies, changes in laws or regulations, and other factors, many of which are beyond our control. Consequently, all of the forward-looking statements made in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to or effects on our Company or our business or operations. Such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements.

In this Annual Report, unless the context requires otherwise, when we refer to “we,” “us” and “our,” we are describing National Energy Group, Inc.

PART I

Items 1. and 2.	Business and Properties

Introduction

Until November 21, 2006, we were a management company engaged in the business of managing the exploration, development, production and operations of oil and natural gas properties, primarily located in Texas, Oklahoma, Arkansas and Louisiana (both onshore and in the Gulf of Mexico). We managed the oil and natural gas operations of NEG Operating LLC (“Operating LLC”), National Onshore LP (“National Onshore”) and National Offshore LP (“National Offshore”), all of which were affiliated entities. Until that date, our principal assets were our unconsolidated non-controlling 50% membership interest in NEG Holding LLC (“Holding LLC”) and the management agreements with Operating LLC, National Onshore and National Offshore.

On November 21, 2006, we completed the sale of our non-controlling 50% membership interest in Holding LLC to NEG Oil & Gas, LLC (“NEG Oil & Gas”), paid our debt obligations in full, terminated our management agreements with Operating LLC, National Onshore and National Offshore and terminated the employment of the majority of our employees. Subsequent to November 21, 2006, we have no business operations and our principal asset consists of our cash balances. As a result, we are a shell company as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

On February 15, 2007, we paid a one-time cash dividend to stockholders of record as of the close of business on February 1, 2007 in the amount of $3.31 per share, or $37.0 million in the aggregate. After giving effect to such dividend, our cash balances as of February 15, 2007 were approximately $51.2 million.

The Company’s Board of Directors intends to consider the appropriate application of our remaining cash balances, including but not limited to the possible acquisition of producing oil and gas properties and related businesses and assets or the equity in another entity which owns such properties, businesses and assets. There can be no assurance that the Company’s Board of Directors will authorize any such transaction or, if so authorized, that it will successfully identify or complete the acquisition of appropriate assets or businesses.

Because our principal assets consist of cash balances and investments thereof, we could be subject to regulation as an “investment company” under Sections 3(a)(1)(A) or (C) of the Investment Company Act of 1940, as amended (the “Act”), unless we conduct our self in a manner which avoids such status or otherwise does not require us to register under the Act. Rule 3a-2 of the Act provides for a “transient investment company” period, which allows a company with a bona fide intention to engage primarily, as soon as reasonably possible (but in no event past the first anniversary), in a business other than that of investing, reinvesting, owning, holding or trading securities to avoid registration under the Act for up to one year. As required under Rule 3a-2, our Board of Directors has adopted a resolution indicating that we have the present intention to be engaged in and consider the feasibility, costs, risks, profit potential and such other matters prudent and appropriate for the selection of, and to allow us to become engaged in a business or businesses other than investing, reinvesting, owning, holding or trading in securities, directly or through majority owned subsidiaries, by no later than November 21, 2007.

We were incorporated under the laws of the State of Delaware on November 20, 1990 and, prior to February 1999, operated as an independent natural gas and oil company engaged in the exploration, development, exploitation and acquisition of natural gas and oil reserves in North America. In February 1999, we were placed under involuntary, court ordered bankruptcy protection and emerged from bankruptcy under a Plan of Reorganization (“Plan of Reorganization”) on August 4, 2000. The final decree closing the case became effective December 13, 2001. We have settled all matters relating to our bankruptcy proceeding.

As mandated by the Plan of Reorganization and the bankruptcy court, on September 12, 2001, but effective May 1, 2001, we contributed all of our operating assets and oil and natural gas properties excluding certain cash balances, to Holding LLC. In exchange, we received a non-controlling 50% membership interest in Holding LLC. Gascon Partners (“Gascon”), an entity owned or controlled by Carl C. Icahn, contributed certain assets to Holding LLC in exchange for the remaining 50% managing ownership interest. Effective May 1, 2001, Holding LLC contributed the majority of its assets and liabilities to Operating LLC, a 100% owned subsidiary of Holding LLC. We entered into a management and operating agreement to manage the operations of Operating LLC. In 2005, Gascon sold its managing membership interest in Holding LLC to American Real Estate Partners, L.P. (“AREP”). AREP concurrently transferred its 50% managing membership interest in Holding LLC to its wholly-owned subsidiary, NEG Oil & Gas.

In August 2003 and November 2004, we entered into agreements to manage the operations of National Onshore and National Offshore, respectively. Both National Onshore and National Offshore were owned by NEG Oil & Gas.

All management agreements were terminated on November 21, 2006.

Until November 21, 2006, due to the substantial uncertainty relating to distributions from Holding LLC, we accounted for our unconsolidated non-controlling 50% interest in Holding LLC as a preferred investment. We recognized income from the accretion of our investment in Holding LLC using the interest method. Our revenues were comprised solely of the accretion of our investment in Holding LLC and fees received for the management of Operating LLC, National Onshore and National Offshore.

Our headquarters are located in Dallas, Texas.

Sale of Our Non-controlling Membership Interest in Holding LLC and Termination of Our Management Contracts

Under the purchase option set forth in Section 5.4 of Holding LLC’s Operating Agreement dated as of May 1, 2001 (the “Holding LLC Operating Agreement”), the managing member of Holding LLC was permitted, at any time, in its sole discretion, to redeem our membership interest in Holding LLC at a price equal to the fair market value of such interest determined as if Holding LLC had sold all of its assets for fair market value and liquidated.

On September 7, 2006, we were advised that AREP entered into an Exclusivity Agreement and Letter of Intent (the “Letter of Intent”) with SandRidge Energy, Inc. (“SandRidge”), formerly Riata Energy, Inc, pursuant to which

SandRidge would obtain an option to acquire NEG Oil & Gas. At the time of the notice, NEG Oil & Gas was the owner of 50.01% of our common stock and the holder our senior notes. We were advised that the transaction was contingent upon NEG Oil & Gas, the managing member of Holding LLC, exercising its option to purchase our 50% non-managing membership interest in Holding LLC (or the acquisition of our interest in Holding LLC through another mechanism) and termination of our management agreements with Operating LLC, National Onshore and National Offshore. The transaction did not contemplate the acquisition of any of our common stock or the acquisition of our senior notes by SandRidge. We were not a party to the Letter of Intent.

On October 25, 2006, after careful review and evaluation by our previously established Special Committee consisting of an independent disinterested member of our Board of Directors (the “Special Committee”), who was advised by independent counsel and financial advisors, we entered into an agreement with NEG Oil & Gas and American Real Estate Holdings Limited Partnership (“AREH”) pertaining to the possible purchase of our membership interest in Holding LLC, termination of our previously announced merger agreement (see “Termination of Previously Announced Merger Agreement”), termination of our management agreements and payoff of our senior notes (the “NEG Oil & Gas Agreement”). Consummation of the transactions contemplated in the NEG Oil & Gas Agreement was generally contingent upon completion of AREP’s sale of NEG Oil & Gas to SandRidge.

On November 21, 2006, AREP completed the sale of its interest in NEG Oil & Gas to SandRidge and effective on that date, we entered into the following transactions:

•	NEG Oil & Gas exercised its option to purchase our non-controlling 50% membership interest in Holding LLC for net cash proceeds of approximately $260.8 million;

•	We paid in full the outstanding principal balance and accrued interest on our 10.75% senior notes due October 31, 2007 (the “Senior Notes”) in the aggregate amount of $149.6 million. Such payment was made to AREP O&G Holding LLC (“AREP O&G”), as the holder of the Senior Notes;

•	The liens in favor of NEG Oil & Gas with respect to our membership interest in Holding LLC, and the proceeds thereof, under the Operating LLC credit facility were released and terminated;

•	Our management agreements pursuant to which we managed the operations of Operating LLC, National Onshore and National Offshore were terminated;

•	The previously announced Agreement and Plan of Merger dated December 7, 2005 (the “Merger Agreement”) among us, NEG Oil & Gas, NEG IPOCO, Inc. and, for certain purposes, AREH, pursuant to which we were to have been merged into NEG IPOCO, Inc in connection with its proposed initial public offering, was terminated;

•	Any assets or property of NEG Oil & Gas and its subsidiaries owned by them but in our possession (including, without limitation, information technology, software and data relevant to the oil and gas operations of NEG Oil & Gas or its subsidiaries) were transferred and delivered to NEG Oil & Gas or its subsidiaries, as designated by NEG Oil & Gas; and

•	Most of our employees became employees of SandRidge, including the following principal officers: Randy Cooley, our chief financial officer, as well as Rick Kirby, Kent Lueders, David Rigby, Jenny Robins, Lori Mauk and Wayne Campbell, each of whom was a vice president. Bob G. Alexander and Philip D. Devlin remained our chief executive officer and vice president, general counsel and secretary, respectively, and our board of directors was unchanged. Subsequently, Jon Weber resigned as director and was replaced by Vincent Intrieri and Philip D. Devlin resigned as our general counsel and secretary.

The $260.8 million net proceeds we received for our non-controlling 50% membership interest in Holding LLC was based on the Special Committee’s determination, based on all relevant information and circumstances, that the fair market valuation for Holding LLC’s net assets was $700 million. Such amount was determined in accordance with Section 5.4 of the Holding LLC Operating Agreement, which contemplated a deemed sale by Holding LLC of all of its assets for fair market value followed by its deemed liquidation. In accordance with Article VI of the Holding LLC Operating Agreement, such net fair market valuation was subjected to the distribution protocols set forth therein in order to determine the amount to be distributed to us. In accordance with the distribution protocols, an amount equal to previous priority distributions and guaranteed payments to us plus applicable interest, was first payable to the managing membership interest holder. Since inception of Holding LLC and through November 21, 2006, we had received priority distributions and guaranteed payments aggregating $150.1 million and the managing membership interest holder had received no distributions from Holding LLC. The fair market value of Holding LLC’s net assets less the priority distributions and the guaranteed payments, plus applicable interest of $28.2 million, was then allocated to the membership interest holders in accordance with the respective capital accounts. As noted above, utilizing the net proceeds to us from the sale of our interest in Holding LLC, we paid in full the outstanding principal balance and accrued interest on our Senior Notes in the aggregate amount of $149.6 million resulting in net proceeds to us from such transactions of approximately $111.2 million.

Termination of Previously Announced Merger Agreement

On December 7, 2005, we, NEG Oil & Gas, NEG IPOCO, Inc. and, for certain purposes, AREH entered into a merger agreement, pursuant to which we agreed to be merged into NEG IPOCO, Inc. NEG Oil & Gas, a wholly owned indirect subsidiary of AREP, was the owner of 50.01% of our common stock. Upon consummation of the merger with NEG IPOCO, Inc., the holders of our common stock were to receive shares of common stock of a new company, NEG, Inc. The transaction, which was conditioned upon the consummation of an initial public offering of common stock by NEG, Inc., was to have terminated if the merger had not closed by December 1, 2006.

In accordance with the terms of the NEG Oil & Gas Agreement, on November 21, 2006, the Merger Agreement was cancelled.

Ownership and Control of Outstanding Stock

Until November 21, 2006, NEG Oil & Gas owned 50.01% of our outstanding common stock and was a wholly-owned subsidiary of American Real Estate Partners, LP (“AREP”), which owns 99% of American Real Estate Holdings Limited Partnership (“AREH”). As of November 21, 2006, 50.01% of our common stock was transferred from NEG Oil & Gas to AREP O&G, an indirect wholly-owned subsidiary of AREP. The general partner of AREP and AREH, American Property Investors, Inc. (“API”), is indirectly wholly owned by Carl C. Icahn. As such, we may be deemed to be controlled by an affiliate of Mr. Icahn and his affiliated entities. Certain members of our Board of Directors have affiliations with various affiliates of AREH, including Arnos Corp. (“Arnos”), High River Limited Partnership (“High River”), AREP, which owns 99% of AREH, API, High Coast Limited partnership (“High Coast”), Cadus Pharmaceutical Corporation (“Cadus”), Greenville Holding LLC (“Greenville”), Icahn Management LP (“Icahn Management”), Philip Services Corporation (“Philip”), American Railcar Industries, Inc. (“ARI”), XO Holdings, Inc. (“XO”), Viskase Companies, Inc. (“Viskase”) and Lear Corporation (“Lear”). Mr. Martin L. Hirsch, who was formerly one of our directors, was also formerly a director and the Executive Vice President of API. Mr. Robert J. Mitchell, one of our directors, was an employee of affiliates of Arnos and High River, before he retired effective November 1, 2004. Mr. Jack G. Wasserman, also one of our directors, is a member of the board of directors for both API and Cadus and a member of the API Audit Committee. Mr. Vincent Intrieri, also one of our directors, effective December 27, 2006, is a member of the Board of Directors of each of API, ARI, XO, Viskase and Lear, and an executive officer of each of High River, Icahn Management and Philip. Mr. Icahn is the largest single shareholder of Cadus, ARI, XO, Viskase, and Lear. High Coast, High River, API, Greenville, AREP, AREH, Arnos, Icahn Management and Philip are entities affiliated with Mr. Icahn. On February 15, 2007, the Board of Directors appointed Mr. Hillel Moerman as our Chief Financial Officer, effective January 31, 2007. Mr. Moerman is the Chief Financial Officer of API and AREP. (See Item 13 — Certain Relationships and Related Transactions.)

The Holding LLC Operating Agreement

Prior to November 21, 2006, our interest in Holding LLC was governed by an operating agreement effective May 12, 2001, which provided for management and control of Holding LLC by NEG Oil & Gas and distributions to us and NEG Oil & Gas based on a prescribed order of distributions as follows:

1. Guaranteed payments (“Guaranteed Payments”) were to be paid to us, calculated on an annual interest rate of 10.75% on the outstanding priority amount (“Priority Amount”). The Priority Amount included all outstanding debt owed to NEG Oil & Gas, including the amount of our 10.75% Senior Notes (“Senior Notes”). As of November 21, 2006, immediately prior to the exercise of NEG Oil & Gas’ option to purchase our membership interest in Holding LLC, the Priority Amount was $148.6 million. The Guaranteed Payments were made on a semi-annual basis.

2. The Priority Amount was to be paid to us by November 6, 2006.

3. An amount equal to the Priority Amount and all Guaranteed Payments paid to us, plus any additional capital contributions made by NEG Oil & Gas, less any distributions previously made by Holding LLC to NEG Oil & Gas, was to be paid to NEG Oil & Gas.

4. An amount equal to the aggregate annual interest (calculated at prime plus 1/2% on the sum of the Guaranteed Payments), plus any unpaid interest for prior years (calculated at prime plus 1/2% on the sum of the Guaranteed Payments), less any distributions previously made by Holding LLC to NEG Oil & Gas, was to be paid to NEG Oil & Gas.

5. After the above distributions were made, any additional distributions were to be made in accordance with the ratio of NEG Oil & Gas and our respective capital accounts (as defined in the Holding LLC Operating Agreement).

The timing and amount of the Priority Amount was designed to provide us with sufficient proceeds to repay our Senior Notes. The timing and amounts of the Guaranteed Payments were expected to be sufficient to make the interest payments on our Senior Notes. Prior to the exercise of NEG Oil & Gas’ option to purchase our membership interest in Holding LLC, there was substantial uncertainty that we would receive any distribution above the Priority Amount and Guaranteed Payment amounts from Holding LLC. Due to the uncertainty, we accreted our investment in Holding LLC at the implicit rate of interest up to the Guaranteed Payments and Priority Amount to be collected through November 2006 (based on the terms of the Holding LLC Operating Agreement), recognizing the accretion income in earnings. Our investment in Holding LLC would have been reduced to zero upon our collection of the Priority Amount. Due to the substantial uncertainty that we would receive any distribution in excess of the Priority Amount and Guaranteed Payment Amounts from Holding LLC, we did not record any income or recognize an asset related to our residual equity interest until NEG Oil & Gas exercised its option to purchase our membership interest in Holding LLC. We accounted for our residual equity investment in Holding LLC in accordance with Accounting Principles Board Opinion No. 18 “the Equity Method of Accounting for Investments in Common Stock” (“APB 18”).

Former Management Agreements

Former Operating LLC Management Agreement

Prior to November 21, 2006, the management and operation of Operating LLC was undertaken by us pursuant to a management agreement which we entered into with Operating LLC, effective May 1, 2001, as amended from time to time. However, neither our management nor directors controlled the strategic direction of Operating LLC’s oil and natural gas business, including oil and natural gas drilling and capital investments, which were controlled by the managing member of Holding LLC (NEG Oil & Gas). The Operating LLC management agreement provided that we would manage Operating LLC’s oil and natural gas assets and business until the earlier of November 1, 2006 (subsequently amended to December 15, 2006), or such time as Operating LLC no longer owns any of the managed oil and natural gas properties. Our employees conducted the day-to-day operations of Operating LLC’s oil and natural gas business, and all costs and expenses incurred in the operation of the oil and natural gas properties were borne by Operating LLC, although the management agreement provided that the salary of our Chief Executive Officer was to be 70% attributable to the managed oil and natural gas properties, and the salaries of each of the General Counsel and Chief Financial Officer was 20% attributable to the managed oil and natural gas properties. In exchange for our management services, Operating LLC paid us a management fee equal to 115% of the actual direct and indirect administrative and reasonable overhead costs that we incurred in operating the oil and natural gas properties. Operating LLC agreed to indemnify us to the extent we incurred any liabilities in connection with our operation of the assets and properties of Operating LLC, except to the extent of our gross negligence or misconduct. We recorded $6.2 million, $5.6 million and $6.4 million in management fee income for the years ended December 31, 2004, 2005, and 2006, respectively under this agreement.

The Operating LLC management agreement was terminated on November 21, 2006.

Former National Onshore Management Agreement

On August 28, 2003, we entered into a management agreement whereby we managed the oil and natural gas business of National Onshore until November 21, 2006. The National Onshore management agreement was entered in connection with a plan of reorganization for National Onshore proposed by Thornwood Associates LP, an entity affiliated with Carl C. Icahn (the “National Onshore Plan”). On August 28, 2003, the United States Bankruptcy Court, Southern District of Texas, issued an order confirming the National Onshore Plan. NEG Oil & Gas owned all of National Onshore, which was engaged in the exploration, production and transmission of oil and natural gas, primarily in South Texas, including the Eagle Bay field in Galveston Bay, Texas and the Southwest Bonus field located in Wharton County, Texas. Bob G. Alexander and Philip D. Devlin, our President and CEO, and our former Vice President, Secretary and General Counsel, respectively, served on the National Onshore Board of Directors and acted as the two principal officers of National Onshore and its subsidiaries, Galveston Bay Pipeline Corporation and Galveston Bay Processing Corporation. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Onshore and its subsidiaries.

The National Onshore management agreement provided that we were to be responsible for and have authority with respect to all of the day-to-day management of National Onshore’s business, but we did not function as a Disbursing Agent as such term is defined in the National Onshore Plan. As consideration for our services in managing the National Onshore business, the National Onshore management agreement provided that we receive a monthly fee of $312,500 plus the direct cost of any related field personnel. We recorded $4.7 million, $4.8 million and $4.3 million in management fee income for the years ended December 31, 2004, 2005 and 2006, respectively, under this agreement.

The National Onshore management agreement was terminated on November 21, 2006.

Former National Offshore Management Agreement

On November 3, 2004, the United States Bankruptcy Court for the Southern District of Texas issued an order effective November 16, 2004 confirming a plan of reorganization for National Offshore (the “National Offshore Plan”). In connection with the Bankruptcy Court’s order confirming the National Offshore Plan, we entered into a management agreement with National Offshore to manage its oil and natural gas business until November 21, 2006. NEG Oil & Gas owned all of National Offshore, which was engaged in the exploration, production and transmission of natural gas and oil, primarily in the Gulf Coast and the Gulf of Mexico. Bob G. Alexander, our President and CEO, served on the National Offshore Board of Directors and acted as National Offshore’s President. Philip D. Devlin, our former Vice President, General Counsel and Secretary, served on the National Offshore Board of Directors and acted as National Offshore’s Vice President and Secretary. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Offshore. In exchange for our management services, the National Offshore management agreement provided that we are to be paid a monthly fee equal to 115% of the actual direct and indirect administrative overhead costs that we incurred in operating and administering the National Offshore oil and natural gas properties. We recorded $0.7 million, $4.2 million and $4.8 million in management fee income for the years ended December 31, 2004, 2005 and 2006, respectively, under this agreement.

The National Offshore management agreement was terminated on November 21, 2006.

Former Operating LLC Credit Agreements

We are not a party to any credit facility. Prior to November 21, 2006, our membership interest in Holding LLC was pledged to secure borrowings under the NEG Oil & Gas Credit Facility described below. In connection with the sale of our interest in Holding LLC on November 21, 2006, the lien on our membership interest in Holding LLC and any proceeds thereon was cancelled and terminated.

On December 22, 2005, NEG Oil & Gas entered into a credit agreement, dated as of December 20, 2005, with Citicorp USA, Inc., as administrative agent, Bear Stearns Corporate Lending Inc., as syndication agent, and other lender parties thereto (the “NEG O&G Credit Facility”). The NEG O&G Credit Facility was secured by substantially all the assets of NEG Oil & Gas and its subsidiaries, had a five-year term and permitted payments and reborrowings subject to a borrowing base calculation based on the proved oil and gas reserves of NEG Oil &

Gas and its subsidiaries. Under the NEG O&G Credit Facility, NEG Oil & Gas was permitted to borrow up to $500 million, and the initial borrowing base was set at $335 million.

NEG Oil & Gas used a portion of the initial $300 million funding under the NEG O&G Credit Facility to purchase the Mizuho indebtedness of $130.9 million plus accrued interest of $1.5 million subject to the Credit Agreement, pursuant to which we had previously pledged our interest in Holding LLC as collateral. Similarly, Holding LLC had previously pledged as collateral under the Credit Agreement its 100% equity interest in Operating LLC, and Operating LLC had previously pledged as collateral its oil and natural gas properties, equipment, inventory, contracts, fixtures and proceeds related to its oil and natural gas business.

Also, on December 22, 2005, as part of NEG Oil & Gas’ purchase of the Mizuho facility, Operating LLC entered into an Amended and Restated Credit Agreement, dated as of December 20, 2005, with NEG Oil & Gas as the successor to the lenders under the Credit Agreement and Citicorp USA, Inc. as collateral agent (the “Restated Credit Agreement”). By purchasing the Credit Agreement, NEG Oil & Gas was the successor in interest to the pledge agreements and irrevocable proxies dated as of December 29, 2003 signed by each of Holding LLC, Operating LLC and us in favor of the former lenders under the Credit Agreement. Pursuant to the terms of the Restated Credit Agreement, Operating LLC and Holding LLC executed and delivered to NEG Oil & Gas affirmations of their obligations under their respective pledge agreements. NEG Oil & Gas pledged all of its rights under the Credit Agreement to the new lenders of the NEG Oil & Gas Credit Facility, including the collateral securing Operating LLC’s original obligations to such lenders.

The Restated Credit Agreement provided for a loan commitment amount of up to $180 million, including a letter of credit commitment of up to $1.0 million, subject to certain borrowing base and other limitation. At December 22, 2005, Operating LLC owed approximately $132.4 million under the Restated Credit Agreement and had no outstanding letters of credit. The Restated Credit Agreement also required, among other things, maintenance of certain financial ratios, including the maintenance of a minimum interest coverage, a current ratio, and a minimum tangible net worth. Other than the pledge of our equity interest in Holding LLC described above, we were not a party to the Restated Credit Agreement.

Generally, draws made under the Credit Agreement or Restated Credit Agreement were made to fund working capital requirements, acquisitions and capital expenditures. During the period January 1, 2006 through November 21, 2006, Operating LLC’s outstanding balance was $132.4 million.

Senior Notes

On November 21, 2006, in connection with the AREP’s sale of NEG Oil & Gas to SandRidge, the Senior Notes, as well as its 50.01% ownership interest in our stock were transferred from NEG Oil & Gas to AREP O&G. The Senior Notes bore interest at an annual rate of 10 3/4%, payable semiannually in arrears on May 1 and November 1 of each year and originally matured in November 2006. On March 16, 2006, we entered into a supplemental indenture with NEG Oil & Gas, as the holder of the Senior Notes, to extend the maturity date of the Senior Notes to April 1, 2007. On June 19, 2006, the Senior Notes were further extended to October 31, 2007. The Senior Notes were senior, unsecured obligations that ranked pari passu with all of our existing and future senior indebtedness. In connection with NEG Oil & Gas’ exercise of its option to purchase our non-controlling 50% membership interest in Holding LLC for net cash proceeds of $260.8 million, we paid in full the outstanding principal of and accrued interest on our 10.75% Senior Notes due October 31, 2007 in the aggregate amount of $149.6 million. Such payment was made to AREP O&G, as the holder of the Senior Notes.

Our Properties and Principal Areas of Operations

We have no business operations and our principal asset consists of our cash balances.

Former Investment in Holding LLC

Effective May 1, 2001, we contributed all of our operating assets and oil and natural gas properties, excluding certain cash balances, to Holding LLC in exchange for Holding LLC’s obligation to pay us the Guaranteed Payments and Priority Amount and a non-controlling 50% membership interest (“LLC Contribution”). For financial reporting purposes the transaction was as of September 1, 2001. Gascon also contributed oil and natural gas assets and cash in exchange for future payments and the other remaining 50% managing membership interest now owned by NEG Oil & Gas.

The Holding LLC Operating Agreement required payment of the Guaranteed Payments and Priority Amount to us in order to pay interest on the Senior Notes in the principal amount of $148.6 million due on April 1, 2007. After we received the Guaranteed Payments and Priority Amount that totaled approximately $300 million (which includes the $148.6 million), the Holding LLC Operating Agreement required the distribution of an equal amount to NEG Oil & Gas (successor to Gascon). A discussion of required distributions is included above. Holding LLC was contractually obligated to make the Guaranteed Payments and Priority Amount distributions to us and NEG Oil & Gas before any distributions could be made to the membership interest.

We originally recorded our investment in Holding LLC at the historical cost of the oil and natural gas properties contributed to Holding LLC. In evaluating the appropriate accounting to be applied to this investment, we anticipated that we would collect the Guaranteed Payments and Priority Amount through November 2006, based on the terms of the Holding LLC Operating Agreement. However, based on cash flow projections prepared by the management of Holding LLC and its reserve engineers, there was substantial uncertainty that there would be any residual value in Holding LLC subsequent to the payment of the amounts required to be paid to NEG Oil & Gas. Due to this uncertainty, we accreted our investment in Holding LLC at the implicit rate of interest up to the Guaranteed Payments and Priority Amount to be collected through November 2006, recognizing the accretion income in earnings. Accretion income was periodically adjusted for changes in the timing of cash flows, if necessary due to unscheduled cash distributions. Receipt of Guaranteed Payments and the Priority Amount were recorded as reductions in the investment in Holding LLC. The investment in Holding LLC was evaluated quarterly for other than temporary impairment. Our rights upon liquidation of Holding LLC were identical to those described above, and we considered those rights in determining the appropriate presentation.

We accounted for our residual equity investment in Holding LLC in accordance with Accounting Principles Board Opinion No. 18 “the Equity Method of Accounting for Investments in Common Stock” (“APB 18”).

Effective November 21, 2006 we consummated the NEG Oil & Gas Agreement and sold our interest in Holding LLC for net proceeds of $260.8 million and recognized a pre-tax gain of approximately $112.2 million.

As of December 31, 2006, we no longer have an ownership interest in Holding LLC.

Holding LLC — Pre-November 21, 2006 — Oil and Natural Gas Production and Unit Economics

The following table shows the approximate net production attributable to the Holding LLC’s oil and natural gas interests, the average sales price per barrel of oil and Mcf of natural gas produced (including the effects of price risk management activities), and the average unit economics per Mcfe related to Holding LLC’s oil and natural gas production for the periods indicated. Information of Holding LLC is included through the date of sale, November 21, 2006.

			Period from
			January 1, 2006
	Year Ended		through
	December 31,		November 21,
	2004	2005	2006

Net production:
Oil (Mbbls)	565	527	415
Natural gas (Mmcf)	13,106	16,250	15,463
Natural gas equivalent (Mmcfe)	16,496	19,411	17,953
Average sales price:
Oil (per Bbl)	$28.37	$49.11	$54.51
Natural gas (per Mcf)	5.21	6.02	5.33
Unit economics (per Mcfe):
Average sales price	$5.11	$6.37	$5.85
Lease operating expenses	.82	.95	1.18
Oil and natural gas production taxes	.35	.44	.29
Depletion rate	1.28	1.65	1.93
General and administrative expenses	.25	.20	.21

Holding LLC — Pre-November 21, 2006 — Drilling Activity

The following table sets forth Holding LLC’s exploration and development drilling results for the years ended December 31, 2004 and 2005 and for the period from January 1, 2006 through November 21, 2006.

					Period from
					January 1, 2006
	Year Ended December 31,				through
	2004		2005		November 21, 2006
	Gross	Net	Gross	Net	Gross	Net

Exploratory wells
Productive	52	17.4	41	17.9	66	28.8
Non-productive	11	3.3	6	2.4	3	1.2

Total	63	20.7	47	20.3	69	30.0

Development wells
Productive	39	19.0	38	24.5	54	34.8
Non-productive	—	—	1	.2	24	4.8

Total	39	19.0	39	24.7	78	39.6

Combined Total	102	39.7	86	45.0	147	69.6

Holding LLC — Pre-November 21, 2006 — Markets and Customers

A large percentage of Holding LLC’s oil and natural gas sales were made directly to a small number of purchasers. Additionally, some of our oil and natural gas attributable to non-operated properties was sold to other third party purchasers by the operator of such properties, which then remitted our proportionate share of the proceeds to us. SandRidge was the largest, single seller of oil and natural gas from our non-operated properties pursuant to such arrangement. For the period January 1, 2006 through November 21, 2006, Plains Marketing and Transportation (“Plains”) accounted for approximately 90% of Holding LLC’s oil sales and SandRidge, Seminole Energy Services (“Seminole”) and Anadarko Petroleum corporation accounted for approximately 45%, 14%, and 7%, respectively, of Holding LLC’s natural gas sales. For the year ended December 31, 2005, Plains accounted for 89.8% of Holding LLC’s oil sales and SandRidge, Seminole and Crosstex Energy accounted for 35.5%, 21.6% and 7.9%, respectively, of Holding LLC’s natural gas sales. For the year ended December 31, 2004, Plains accounted for 88.0% of Holding LLC’s oil sales and SandRidge, Seminole and Crosstex accounted for approximately 39.5%, 26.1% and 6.7%, respectively, of Holding LLC’s natural gas sales.

The agreement with Plains, entered into in 1993, provides for Plains to purchase Holding LLC’s oil pursuant to West Texas Intermediate posted prices plus a premium. A portion of Holding LLC’s natural gas production was sold pursuant to long-term netback contracts. Under netback contracts, gas purchasers buy gas from a number of producers, process the gas for natural gas liquids, and sell the liquids and residue gas. Each producer receives a fixed portion of the proceeds from the sale of the liquids, and residue gas. The gas purchasers pay for transportation, processing, and marketing of the gas and liquids, and assume the risk of contracting pipelines and processing plants in return for a portion of the proceeds of the sale of the gas and liquids. Generally, because the purchasers are marketing large volumes of hydrocarbons gathered from multiple producers, higher prices may be obtained for the gas and liquids. The remainder of Holding LLC’s natural gas was sold on the spot market under short-term contracts.

Holding LLC — Pre-November 21, 2006 — Regulation

Through November 21, 2006, Holding LLC’s oil and natural gas exploration, production, and related operations were subject to extensive rules and regulations promulgated by federal and state agencies. Failure to comply with such rules and regulations could have resulted in substantial penalties. The regulatory burden on the oil and natural gas industry increased Holding LLC’s cost of doing business and affected its profitability. Through November 21, 2006, Holding LLC believed that it had operated in compliance with all federal, state and local regulations.

Holding LLC — Pre-November 21, 2006 — Operational Hazards and Insurance

Prior to November 21, 2006, Holding LLC’s operations were subject to all of the risks inherent in oil and natural gas exploration, drilling and production. These hazards could have resulted in substantial losses to Holding LLC due to personal injury and loss of life, severe damage to and destruction of property and equipment, pollution or environmental damage, or suspension of operations. Holding LLC maintained insurance of various types customary in the industry to cover its operations and believed it was insured prudently against certain of these risks. In addition, Holding LLC maintained operator’s extra expense coverage that provided coverage for the care, custody and control of wells drilled by Holding LLC. Holding LLC’s insurance did not cover every potential risk associated with the drilling and production of oil and natural gas. As a prudent operator, Holding LLC maintained levels of insurance customary in the industry to limit its financial exposure in the event of a substantial environmental claim resulting from sudden and accidental discharges.

Holding LLC — Pre-November 21, 2006 — Competition

The oil and natural gas industry is intensely competitive in all of its phases. Prior to November 21, 2006, Holding LLC, which was a small competitive factor in the industry, encountered strong competition from major oil companies, independent oil and natural gas concerns, and individual producers and operators, many of which have financial resources, staffs, facilities and experience substantially greater than those of Holding LLC.

Our Office Space

We lease approximately 25,000 square feet of office space in Dallas, Texas. (See note 7-National Energy Group, Inc., Notes to Financial Statements). Our lease expires in December 2007.

Our Employees

As of February 28, 2007, we have 3 full-time employees. Of these employees, 2 are officers. We have no collective bargaining agreements with employees, and we believe that relations with our employees are generally satisfactory.

Access to Public Filings

We provide public access to our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to these reports filed with the SEC under the Securities Exchange Act of 1934. These documents may be accessed free of charge on our website at: http://www.neg-inc.com. These documents may also be found at the SEC’s website at http://www.sec.gov. This website address is intended to be an inactive, textual reference only, and none of the material on this website is part of this report.

Item 1A.	Risk Factors

Risks Related to our current operations

We have no business operations

We have no business operations and our principal asset consists of our cash balances. As a result, we are a shell company as defined in Rule 12b-2 of the Securities and Exchange Act of 1934, as amended. The Company’s Board of Directors intends to consider the appropriate application of our remaining cash balances, including but not limited to the possible acquisition of producing oil and gas properties and related businesses and assets or the equity in another entity which owns such properties, businesses and assets. There can be no assurance that the Company’s Board of Directors will authorize any such transaction or, if so authorized, that it will successfully identify or complete the acquisition of appropriate assets or businesses.

We have no sources of revenues other than our interest income.

Other than interest income from our cash balances, we have no sources of revenue. If our interest income is insufficient to cover our expenses, our cash balances may decrease and we may have insufficient resources to pursue certain future business opportunities.

We rely upon outside consultants and advisors to perform critical functions

We rely upon financial reporting consultants, outside legal counsel and contractors to perform many of our day-to-day tasks, including legal services, accounting and financial reporting services. Our financial reporting consultants, outside legal counsel and other contractors may have interests and arrangements that may be different from our stockholders’ interest, including, but not limited to, other client priorities and relationships with entities that we may do business with in the future.

If we are unable to continue to employ qualified outside legal advisors and consultants to perform critical functions, we may be unable to meet our regulatory reporting obligations in a timely manner and our system of internal accounting controls may not function as intended.

The loss of our president and chief executive officer could adversely affect our internal controls over financial reporting and may limit future operations of the Company

As of December 31, 2006, our system of internal accounting control relies, to a great extent, on the review of 100% of our cash disbursement transactions by Bob G. Alexander, our chief executive officer. Mr. Alexander is also critical to developing and implementing a future strategic business direction of the company. We do not maintain key man life insurance policies. The loss of Mr. Alexander could have a material adverse effect on our system of internal accounting control and could adversely effect the development and/or implementation of the future strategic business direction of the Company.

Our chief financial officer is not an employee of our company

On February 15, 2007, the Board of Directors appointed Mr. Hillel Moerman as our Chief Financial Officer, effective January 31, 2007. Mr. Moerman is the Chief Financial Officer of API and AREP, the indirect owner of 50.01% of our common stock and is an officer of various other entities owned or controlled by Mr. Icahn. Neither API, AREP nor Mr. Moerman receive any remuneration for his services as our chief financial officer. As an employee and/or officer of API, AREP and various other entities owned or controlled by Mr. Icahn, Mr. Moerman may have interests and arrangements that may be different than our other stockholders’ interests which could create or appear to create conflicts of interests when faced with critical decisions that could have different implications for us and API, AREP or various other entities owned or controlled by Mr. Icahn.

We may be deemed to be an Investment Company under the Investment Company Act of 1940

Because our principal assets consist of cash balances and investments thereof, we could be subject to regulation as an “investment company” under Sections 3(a)(1)(A) or (C) of the Investment Company Act of 1940, as amended (the “Act”), unless we conduct our self in a manner which avoids such status or otherwise does not require us to register under the Act. Rule 3a-2 of the Act provides for a “transient investment company” period, which allows a company with a bona fide intention to engage primarily, as soon as reasonably possible (but in no event past the first anniversary), in a business other than that of investing, reinvesting, owning, holding or trading securities to avoid registration under the Act for up to one year. As required under Rule 3a-2, our Board of Directors has adopted a resolution indicating that we have the present intention to be engaged in and consider the feasibility, costs, risks, profit potential and such other matters prudent and appropriate for the selection of, and to allow us to become engaged in a business or businesses other than investing, reinvesting, owning, holding or trading in securities, directly or through majority owned subsidiaries, by no later than November 21, 2007.

If we fail or are unable to engage in a future business other than investing, reinvesting, owning, holding or trading in securities, directly or through majority owned subsidiaries, by no later than November 21, 2007 we will be subject to filing and reporting requirements as an investment company under the Investment Company Act of 1940.

The interest of AREP and its affiliates may conflict with the interests of our other stockholders

AREP O&G, an indirect, wholly-owned subsidiary of AREP, owns 50.01% of our common stock. Given its voting interest, AREP may be able to control the outcome of all matters submitted to our stockholders for approval, including the election of directors. Accordingly, either in its capacity as a stockholder or through its ability to elect our Board of Directors, AREP may be able to control all key decisions regarding us, including mergers or other business combinations and acquisitions, disposition of assets, future issuances of our common stock or other securities, the incurrence of debt by us, the payment of dividends on our common stock, including the frequency and the amount of dividends that would be payable on our common stock, and amendments to our certificate of incorporation and bylaws. Further, as long as AREP continues to beneficially own our shares representing at least a majority of the votes entitled to be cast by the holders of our outstanding voting stock, it may take actions required to be taken at a meeting of shareholders without a meeting or a vote and without prior notice to holders of our common stock. AREP’s controlling interest may discourage a change of control that the holders of our common stock may favor. AREP may seek to cause us to take courses of action that, in its judgment, could enhance its investment in us, but which might involve risks to holders of our common stock or adversely affect us or other investors. This in turn may have an adverse affect on the market price of our common stock. AREP owns and controls and has an interest in a wide array of companies, as does Mr. Icahn and entities affiliated with him. As a result, AREP’s interests may not always be consistent with our interests or the interests of our other stockholders. AREP and its affiliates, any other person in which AREP or any such affiliate has any direct or indirect voting or economic interest, or any director, officer, member, partner, stockholder or employee of any of them, may pursue acquisitions or business opportunities that may be complementary to our business. AREP, its affiliates, any other person in which AREP or any such affiliate has any direct or indirect voting or economic interest, and any director, officer, member, partner, stockholder or employee of AREP, any entities controlled by AREP or any other person in which AREP or any such affiliate has any direct or indirect voting interest, may engage directly or indirectly in the same or similar business activities or lines of business as we do and that might be in direct or indirect competition with us. If any of them acquires knowledge of a potential transaction or matter that may be a corporate opportunity for any of them and us, none of them has any duty to communicate or offer such corporate opportunity to us, and any of them may take advantage of such corporate opportunities or to direct such corporate opportunities to another person or entity without first presenting such opportunities to us, unless such opportunities are expressly offered to any such party solely in, and as a direct result of, his capacity as our director, officer, or employee. As a result, corporate opportunities that may benefit us may not be available to us in a timely manner, or not at all. To the extent that conflicts of interest may arise between us and AREP and its affiliates, those conflicts may be resolved in a manner adverse to us or to you or other holders of our securities.

Item 1B.	Unresolved Staff Comments

None.

Item 3.	Legal Proceedings

In January 2007, we reached an agreement to settle a lawsuit brought in Oklahoma state court with respect to an oilfield waste facility licensed by the Oklahoma Corporation Commission the (“OCC”) in Canadian County, Oklahoma. The suit was originally filed in 1999 against us and approximately 100 other defendants claiming collateral liability with respect to the site. Final approval and settlement is pending receipt of signed documents of release from the plaintiffs and defendants. The matter is also currently scheduled for review before the OCC on or about March 7-9, 2007. We believe an adverse ruling at the OCC will not have a material adverse impact on us or the settlement in the state court proceeding.

Our portion of the settlement was not material to the financial position, results of operations or cash flows of the Company.

To our knowledge, there are no additional legal proceedings in which we are defendants.

Item 4.	Submission of Matters to a Vote of Security Holders

None.

PART II

Item 5.	Market for Registrant’s Common Equity and Related Stockholder Matters

Market Information

Our common stock currently trades on the OTC Bulletin Board under the symbol “NEGI”. The following table sets forth, for the periods indicated, the high and low closing sales prices as reported on the OTC Bulletin Board for our stock. The quotations represent prices between dealers in securities and may not include retail mark-up, mark-down, or commission and may not represent actual transactions.

	Common Stock
	Price
	High	Low

Calendar Years by Quarter
2006
First	$5.85	$4.60
Second	6.70	5.01
Third	6.75	5.00
Fourth	6.45	5.00
2005:
First	$3.40	$2.25
Second	3.09	2.12
Third	5.50	2.40
Fourth	7.75	3.70

On February 28, 2007, the latest practicable date for providing price information, the last quoted price for our common stock was $4.50.

Although we no longer own any oil and gas properties, previous to November 21, 2006, our major operating asset was our non-managing 50% membership interest in Holding LLC and our management contracts. Holding LLC’s primary business was the ownership, development and production of oil and gas properties which were operated and managed by us. Accordingly, the following graph shows a five year comparison of cumulative total shareholder returns for our Company, the NASDAQ Market Index and an index of peer companies in the oil and gas industry selected by us (the “Peer Group”).

Comparison 5-Year Cumulative Total Return
Among National Energy Group,
NASDAQ Market Index and Peer Group Index

Assumes $100 invested on December 31, 2001 and dividends, if any are reinvested.

The total cumulative return in investment (change in the year end stock price plus reinvested dividends) for each of the years for our Company, the NASDAQ Market Index and the Peer Group is based on the stock price or composite index beginning at the end of the calendar year 2001.

The Peer Group Index is a diversified group of independent oil and gas companies comprised of the following companies: Abraxas Petroleum Corporation (ABP); Clayton Williams Energy Inc (CWEI); Comstock Resources Inc. (CRK); and Edge Petroleum Corporation (EPEX).

Holders

As of February 28, 2007, we had approximately 7,200 record holders of our shares of common stock, including multiple nominee holders for an undetermined number of beneficial owners.

Dividends on Common Stock

On January 22, 2007, we declared a one-time cash dividend on our outstanding common stock in the amount of $3.31 per share, or $37.0 million in the aggregate, payable on February 15, 2007 to stockholders of record as of the close of business on February 1, 2007. Prior to the one-time cash dividend declared on January 22, 2007, we had never paid cash dividends on our common stock. We currently have no plans to declare cash dividends in the foreseeable future.

Item 6.	Selected Financial Data

The following table sets forth our selected historical financial and operating data as of and for each of the five years in the period ended December 31, 2006. The financial data was derived from our historical financial statements and is not necessarily indicative of our future performance. The financial data set forth below should be read in conjunction with “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements and the related notes thereto included elsewhere herein.

	Year Ended December 31,
	2002	2003	2004	2005	2006(1)
	(In thousands, except per unit data)

Statement of Operations Data:
Accretion of Investment in Holding LLC	$32,879	$30,141	$34,432	$44,306	$48,488
Management fees — affiliates	7,637	7,967	11,563	14,587	15,554
Gain on sale of Holding LLC membership interest					112,188
Interest income and other, net	36	34	39	78	530

Total revenue	40,552	38,142	46,034	58,971	176,760

Costs and expenses:
Salaries and wages	4,256	4,349	7,225	8,790	12,541
Insurance	588	638	1,002	809	1,035
Rent and utilities	624	669	699	798	817
Other G&A expenses	1,637	1,575	2,219	4,508	4,245
Interest expense	18,964	15,115	13,940	13,940	12,549

Total costs and expenses	26,069	22,346	25,085	28,845	31,187

Income before income taxes	14,483	15,796	20,949	30,126	145,573
Income tax expense	(5,068)	(225)	(6,664)	(4,852)	(42,114)

Net income	$9,415	$15,571	$14,285	$25,274	$103,459

Net income per common share, basic and diluted	$.84	$1.39	$1.28	$2.26	$9.25

Cash Flow Data:
Net cash used in operating activities	$(21,266)	$(59,053)	$(16,650)	$(15,407)	$(42,986)
Net cash provided by investing activities	21,653	58,735	15,978	15,978	276,763
Net cash used in financing activities	—	—	—	—	(148,637)
Balance Sheet Data (at period end):
Cash and cash equivalents	$3,477	$3,159	$2,488	$3,059	$88,200
Working capital (deficit)	(40,001)	1,699	2,200	1,784	85,545
Total assets	138,805	99,684	112,113	135,727	88,503
Long-term debt	159,576	148,637	148,637	148,637	—
Stockholders’ equity (deficit)	(72,989)	(57,418)	(43,133)	(17,859)	85,601

(1)	See “Sale of our Membership interest in Holding LLC” discussed in Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion should be read in conjunction with our Financial Statements and “Selected Financial Data” and respective notes thereto, included elsewhere herein. The information below should not be construed to imply that the results discussed herein will necessarily continue into the future or that any conclusion reached herein will necessarily be indicative of actual operating results in the future. Such discussion represents our best present assessment.

Statements in our discussion may be forward-looking. These forward-looking statements involve risks and uncertainties. We caution that a number of factors could cause future operations to differ materially from our expectations. See “Disclosure Regarding Forward-Looking Statements” at the beginning of this Annual Report.

Overview of our Business

Until November 21, 2006, we were a management company engaged in the business of managing the exploration, development, production and operations of oil and natural gas properties, primarily located in Texas, Oklahoma, Arkansas and Louisiana (both onshore and in the Gulf of Mexico). We managed the oil and natural gas operations of NEG Operating LLC (“Operating LLC”), National Onshore LP (“National Onshore”) and National Offshore LP (“National Offshore”), all of which were affiliated entities. Until that date, our principal assets were our unconsolidated non-controlling 50% membership interest in NEG Holding LLC (“Holding LLC”) and the management agreements with Operating LLC, National Onshore and National Offshore.

On November 21, 2006, we completed the sale of our non-controlling 50% membership interest in Holding LLC to NEG Oil & Gas, LLC (“NEG Oil & Gas”), paid our debt obligations in full, terminated our management agreements with Operating LLC, National Onshore and National Offshore and terminated the employment of the majority of our employees. Subsequent to November 21, 2006, we have no business operations and our principal asset consists of our cash balances. As a result, we are a shell company as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

On February 15, 2007, we paid a one-time cash dividend to stockholders of record as of the close of business on February 1, 2007 in the amount of $3.31 per share, or $37.0 million in the aggregate. After giving effect to such dividend, our cash balances as of February 15, 2007 were approximately $51.2 million.

The Company’s Board of Directors intends to consider the appropriate application of our remaining cash balances, including but not limited to the possible acquisition of producing oil and gas properties and related businesses and assets or the equity in another entity which owns such properties, businesses and assets. There can be no assurance that the Company’s Board of Directors will authorize any such transaction or, if so authorized, that it will successfully identify or complete the acquisition of appropriate assets or businesses.

Because our principal assets consist of cash balances and investments thereof, we could be subject to regulation as an “investment company” under Sections 3(a)(1)(A) or (C) of the Investment Company Act of 1940, as amended (the “Act”), unless we conduct our self in a manner which avoids such status or otherwise does not require us to register under the Act. Rule 3a-2 of the Act provides for a “transient investment company” period, which allows a company with a bona fide intention to engage primarily, as soon as reasonably possible (but in no event past the first anniversary), in a business other than that of investing, reinvesting, owning, holding or trading securities to avoid registration under the Act for up to one year. As required under Rule 3a-2, our Board of Directors has adopted a resolution indicating that we have the present intention to be engaged in and consider the feasibility, costs, risks, profit potential and such other matters prudent and appropriate for the selection of, and to allow us to become engaged in a business or businesses other than investing, reinvesting, owning, holding or trading in securities, directly or through majority owned subsidiaries, by no later than November 21, 2007.

We were incorporated under the laws of the State of Delaware on November 20, 1990 and, prior to February 1999, operated as an independent natural gas and oil company engaged in the exploration, development, exploitation and acquisition of natural gas and oil reserves in North America. In February 1999, we were placed under involuntary, court ordered bankruptcy protection and emerged from bankruptcy under a Plan of Reorganization (“Plan of Reorganization”) on August 4, 2000. The final decree closing the case became effective December 13, 2001. We have settled all matters relating to our bankruptcy proceeding.

As mandated by the Plan of Reorganization and the bankruptcy court, on September 12, 2001, but effective May 1, 2001, we contributed all of our operating assets and oil and natural gas properties excluding certain cash balances, to Holding LLC. In exchange, we received a non-controlling 50% membership interest in Holding LLC. Gascon Partners (“Gascon”), an entity owned or controlled by Carl C. Icahn, contributed certain assets to Holding

LLC in exchange for the remaining 50% managing ownership interest. Effective May 1, 2001, Holding LLC contributed the majority of its assets and liabilities to Operating LLC, a 100% owned subsidiary of Holding LLC. We entered into a management and operating agreement to manage the operations of Operating LLC. In 2005, Gascon sold its managing membership interest in Holding LLC to American Real Estate Partners, L.P. (“AREP”). AREP concurrently transferred its 50% managing membership interest in Holding LLC to its wholly-owned subsidiary, NEG Oil & Gas.

In August 2003 and November 2004, we entered into agreements to manage the operations of National Onshore and National Offshore, respectively. Both National Onshore and National Offshore were owned by NEG Oil & Gas.

All management agreements were terminated on November 21, 2006.

Until November 21, 2006, due to the substantial uncertainty relating to distributions from Holding LLC, we accounted for our unconsolidated non-controlling 50% interest in Holding LLC as a preferred investment. We recognized income from the accretion of our investment in Holding LLC using the interest method. Our revenues were comprised solely of the accretion of our investment in Holding LLC and fees received for the management of Operating LLC, National Onshore and National Offshore.

Our headquarters are located in Dallas, Texas.

Sale of Our Membership Interest in Holding LLC and Termination of Our Management Contracts

Under the purchase option set forth in Section 5.4 of Holding LLC’s Operating Agreement dated as of May 1, 2001 (the “Holding LLC Operating Agreement”), the managing member of Holding LLC was permitted, at any time, in its sole discretion, to redeem our membership interest in Holding LLC at a price equal to the fair market value of such interest determined as if Holding LLC had sold all of its assets for fair market value and liquidated.

On September 7, 2006, we were advised that AREP entered into an Exclusivity Agreement and Letter of Intent (the “Letter of Intent”) with SandRidge Energy, Inc. (“SandRidge”), formerly Riata Energy, Inc, pursuant to which SandRidge would obtain an option to acquire NEG Oil & Gas. At the time of the notice, NEG Oil & Gas was the owner of 50.01% of our common stock and the holder our senior notes. We were advised that the transaction was contingent upon NEG Oil & Gas, the managing member of Holding LLC, exercising its option to purchase our 50% non-managing membership interest in Holding LLC (or the acquisition of our interest in Holding LLC through another mechanism) and termination of our management agreements with Operating LLC, National Onshore and National Offshore. The transaction did not contemplate the acquisition of any of our common stock or the acquisition of our senior notes by SandRidge. We were not a party to the Letter of Intent.

On October 25, 2006, after careful review and evaluation by our previously established Special Committee consisting of an independent disinterested member of our Board of Directors (the “Special Committee”), who was advised by independent counsel and financial advisors, we entered into an agreement with NEG Oil & Gas and American Real Estate Holdings Limited Partnership (“AREH”) pertaining to the possible purchase of our membership interest in Holding LLC, termination of our previously announced merger agreement (see “Termination of Previously Announced Merger Agreement”), termination of our management agreements and payoff of our senior notes (the “NEG Oil & Gas Agreement”). Consummation of the transactions contemplated in the NEG Oil & Gas Agreement was generally contingent upon completion of AREP’s sale of NEG Oil & Gas to SandRidge.

On November 21, 2006, AREP completed the sale of its interest in NEG Oil & Gas to SandRidge and effective on that date, we entered into the following transactions:

•	NEG Oil & Gas exercised its option to purchase our non-controlling 50% membership interest in Holding LLC for net cash proceeds of approximately $260.8 million;

•	We paid in full the outstanding principal balance and accrued interest on our 10.75% senior notes due October 31, 2007 (the “Senior Notes”) in the aggregate amount of $149.6 million. Such payment was made to AREP O&G Holding LLC (“AREP O&G”), as the holder of the Senior Notes;

•	The liens in favor of NEG Oil & Gas with respect to our membership interest in Holding LLC, and the proceeds thereof, under the Operating LLC credit facility were released and terminated;

•	Our management agreements pursuant to which we managed the operations of Operating LLC, National Onshore and National Offshore were terminated;

•	The previously announced Agreement and Plan of Merger dated December 7, 2005 (the “Merger Agreement”) among us, NEG Oil & Gas, IPOCO, Inc. and, for certain purposes, AREH, pursuant to which we were to have been merged into IPOCO, Inc in connection with its proposed initial public offering, was terminated;

•	Any assets or property of NEG Oil & Gas and its subsidiaries owned by them but in our possession (including, without limitation, information technology, software and data relevant to the oil and gas operations of NEG Oil & Gas or its subsidiaries) were transferred and delivered to NEG Oil & Gas or its subsidiaries, as designated by NEG Oil & Gas; and

•	Most of our employees became employees of SandRidge, including the following principal officers: Randy Cooley, our chief financial officer, as well as Rick Kirby, Kent Lueders, David Rigby, Jenny Robins, Lori Mauk and Wayne Campbell, each of whom was a vice president. Bob G. Alexander and Philip D. Devlin remained our chief executive officer and vice president, general counsel and secretary, respectively, and our board of directors was unchanged. Subsequently, Jon Weber resigned as director and was replaced by Vincent Intrieri and Philip D. Devlin resigned as our general counsel and secretary.

The $260.8 million net proceeds we received for our non-controlling 50% membership interest in Holding LLC was based on the Special Committee’s determination, based on all relevant information and circumstances, that the fair market valuation for Holding LLC’s net assets was $700 million. Such amount was determined in accordance with Section 5.4 of the Holding LLC Operating Agreement, which contemplated a deemed sale by Holding LLC of all of its assets for fair market value followed by its deemed liquidation. In accordance with Article VI of the Holding LLC Operating Agreement, such net fair market valuation was subjected to the distribution protocols set forth therein in order to determine the amount to be distributed to us. In accordance with the distribution protocols, an amount equal to previous priority distributions and guaranteed payments to us plus applicable interest, was first payable to the managing membership interest holder. Since inception of Holding LLC and through November 21, 2006, we had received priority distributions and guaranteed payments aggregating $150.1 million and the managing membership interest holder had received no distributions from Holding LLC. The fair market value of Holding LLC’s net assets less the priority distributions and the guaranteed payments, plus applicable interest of $28.2 million, was then allocated to the membership interest holders in accordance with the respective capital accounts. As noted above, utilizing the net proceeds to us from the sale of our interest in Holding LLC, we paid in full the outstanding principal balance and accrued interest on our Senior Notes in the aggregate amount of $149.6 million resulting in net proceeds to us from such transactions of approximately $111.2 million.

Termination of Previously Announced Merger Agreement

On December 7, 2005, we, NEG Oil & Gas, NEG IPOCO, Inc., and, for certain purposes, AREH entered into a merger agreement, pursuant to which we agreed to be merged into NEG IPOCO, Inc. NEG Oil & Gas, a wholly owned indirect subsidiary of AREP, was the owner of 50.01% of our common stock. Upon consummation of the merger with NEG IPOCO Inc., the holders of our common stock were to receive shares of common stock of a new company, NEG, Inc. The transaction, which was conditioned upon the consummation of an initial public offering of common stock by NEG IPOCO, Inc., was to have terminated if the merger had not closed by December 1, 2006.

In accordance with the terms of the NEG Oil & Gas Agreement, on November 21, 2006, the Merger Agreement was cancelled.

Ownership and Control of Outstanding Stock

Until November 21, 2006, NEG Oil & Gas owned 50.01% of our outstanding common stock and was a wholly-owned subsidiary of American Real Estate Partners, LP (“AREP”), which owns 99% of American Real Estate Holdings Limited Partnership (“AREH”). As of November 21, 2006, 50.01% of our common stock was transferred from NEG Oil & Gas to AREP O&G, an indirect wholly-owned subsidiary of AREP. The general partner of AREP and AREH, American Property Investors, Inc. (“API”), is indirectly wholly owned by Carl C. Icahn. As such, we may be deemed to be controlled by an affiliate of Mr. Icahn and his affiliated entities. Certain members of our Board of Directors have affiliations with various affiliates of AREH, including Arnos Corp. (“Arnos”), High River Limited Partnership (“High River”), AREP, which owns 99% of AREH, API, High Coast Limited partnership (“High Coast”), Cadus Pharmaceutical Corporation (“Cadus”) Greenville Holding LLC (“Greenville”), Icahn Management LP (“Icahn Management”), Philip Services Corporation (“Philip”), American Railcar Industries, Inc. (“ARI”), XO Holdings, Inc. (“XO”), Viskase Companies, Inc. (“Viskase”) and Lear Corporation (“Lear”). Mr. Martin L. Hirsch, who was formerly one of our directors, was also formerly a director and the Executive Vice President of API. Mr. Robert J. Mitchell, one of our directors, was an employee of affiliates of Arnos and High River, before he retired effective November 1, 2004. Mr. Jack G. Wasserman, also one of our directors, is a member of the Board of Directors for both API and Cadus and a member of the API Audit Committee. Mr. Vincent Intrieri, also one of our directors, effective December 27, 2006, is a member of the board of directors of each of API, ARI, XO, Viskase and Lear, and an executive officer of each of High River, Icahn Management and Philip. Mr. Icahn is the largest single shareholder of Cadus, ARI, XO, Viskase, and Lear. High Coast, High River, API, Greenville, AREP, AREH, Arnos, Icahn Management and Philip are entities affiliated with Mr. Icahn. On February 15, 2007, the board of Directors appointed Mr. Hillel Moerman as our Chief Financial Officer, effective January 31, 2007. Mr. Moerman is the Chief Financial Officer of API and AREP (See Item — Certain Relationships and Related Transactions).

The Holding LLC Operating Agreement

Prior to November 21, 2006, our interest in Holding LLC was governed by an operating agreement effective May 12, 2001, which provided for management and control of Holding LLC by NEG Oil & Gas and distributions to us and NEG Oil & Gas based on a prescribed order of distributions as follows:

1. Guaranteed payments (“Guaranteed Payments”) were to be paid to us, calculated on an annual interest rate of 10.75% on the outstanding priority amount (“Priority Amount”). The Priority Amount included all outstanding debt owed to NEG Oil & Gas, including the amount of our 10.75% Senior Notes (“Senior Notes”). As of November 21, 2006, immediately prior to the exercise of NEG Oil & Gas’ option to purchase our membership interest in Holding LLC, the Priority Amount was $148.6 million. The Guaranteed Payments were made on a semi-annual basis.

2. The Priority Amount was to be paid to us by November 6, 2006.

3. An amount equal to the Priority Amount and all Guaranteed Payments paid to us, plus any additional capital contributions made by NEG Oil & Gas, less any distributions previously made by Holding LLC to NEG Oil & Gas, was to be paid to NEG Oil & Gas.

4. An amount equal to the aggregate annual interest (calculated at prime plus 1/2% on the sum of the Guaranteed Payments), plus any unpaid interest for prior years (calculated at prime plus 1/2% on the sum of the Guaranteed Payments), less any distributions previously made by Holding LLC to NEG Oil & Gas, was to be paid to NEG Oil & Gas.

5. After the above distributions were made, any additional distributions were to be made in accordance with the ratio of NEG Oil & Gas and our respective capital accounts (as defined in the Holding LLC Operating Agreement).

The timing and amount of the Priority Amount was designed to provide us with sufficient proceeds to repay our Senior Notes. The timing and amounts of the Guaranteed Payments were expected to be sufficient to make the interest payments on our Senior Notes. Prior to the exercise of NEG Oil & Gas’ option to purchase our membership interest in Holding LLC, there was substantial uncertainty that we would receive any distribution above the Priority Amount and Guaranteed Payment amounts from Holding LLC. Due to the uncertainty, we accreted our investment in Holding LLC at the implicit rate of interest up to the Guaranteed Payments and Priority Amount to be collected through November 2006 (based on the terms of the Holding LLC Operating Agreement), recognizing the accretion income in earnings. Our investment in Holding LLC would have been reduced to zero upon our collection of the Priority Amount. Due to the substantial uncertainty that we would receive any distribution in excess of the Priority Amount and Guaranteed Payment Amounts from Holding LLC, we did not record any income or recognize an asset related to our residual equity interest until NEG Oil & Gas exercised its option to purchase our membership interest in Holding LLC. We accounted for our residual equity investment in Holding LLC in accordance with Accounting Principles Board Opinion No. 18 “the Equity Method of Accounting for Investments in Common Stock” (“APB 18”).

Former Management Agreements

Former Operating LLC Management Agreement

Prior to November 21, 2006, the management and operation of Operating LLC was undertaken by us pursuant to a management agreement which we entered into with Operating LLC, effective May 1, 2001, as amended from time to time. However, neither our management nor directors controlled the strategic direction of Operating LLC’s oil and natural gas business, including oil and natural gas drilling and capital investments, which were controlled by the managing member of Holding LLC (NEG Oil & Gas). The Operating LLC management agreement provided that we would manage Operating LLC’s oil and natural gas assets and business until the earlier of November 1, 2006 (subsequently amended to December 15, 2006), or such time as Operating LLC no longer owns any of the managed oil and natural gas properties. Our employees conducted the day-to-day operations of Operating LLC’s oil and natural gas business, and all costs and expenses incurred in the operation of the oil and natural gas properties were borne by Operating LLC, although the management agreement provided that the salary of our Chief Executive Officer was to be 70% attributable to the managed oil and natural gas properties, and the salaries of each of the General Counsel and Chief Financial Officer was 20% attributable to the managed oil and natural gas properties. In exchange for our management services, Operating LLC paid us a management fee equal to 115% of the actual direct and indirect administrative and reasonable overhead costs that we incurred in operating the oil and natural gas properties. Operating LLC agreed to indemnify us to the extent we incurred any liabilities in connection with our operation of the assets and properties of Operating LLC, except to the extent of our gross negligence or misconduct. We recorded $6.2 million, $5.6 million and $6.4 million in management fee income for the years ended December 31, 2004, 2005, and 2006, respectively under this agreement.

The Operating LLC management agreement was terminated on November 21, 2006.

Former National Onshore Management Agreement

On August 28, 2003, we entered into a management agreement whereby we managed the oil and natural gas business of National Onshore until November 21, 2006. The National Onshore management agreement was entered in connection with a plan of reorganization for National Onshore proposed by Thornwood Associates LP, an entity affiliated with Carl C. Icahn (the “National Onshore Plan”). On August 28, 2003, the United States Bankruptcy Court, Southern District of Texas, issued an order confirming the National Onshore Plan. NEG Oil & Gas owned all of National Onshore, which was engaged in the exploration, production and transmission of oil and natural gas, primarily in South Texas, including the Eagle Bay field in Galveston Bay, Texas and the Southwest Bonus field located in Wharton County, Texas. Bob G. Alexander and Philip D. Devlin, our President and CEO, and our former Vice President, Secretary and General Counsel, respectively, served on the National Onshore Board of Directors and acted as the two principal officers of National Onshore and its subsidiaries, Galveston Bay Pipeline Corporation and Galveston Bay Processing Corporation. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Onshore and its subsidiaries.

The National Onshore management agreement provided that we were to be responsible for and have authority with respect to all of the day-to-day management of National Onshore’s business, but we did not function as a Disbursing Agent as such term is defined in the National Onshore Plan. As consideration for our services in managing the National Onshore business, the National Onshore management agreement provided that we receive a monthly fee of $312,500 plus the direct cost of any related field personnel. We recorded $4.7 million, $4.8 million and $4.3 million in management fee income for the years ended December 31, 2004, 2005 and 2006, respectively, under this agreement.

The National Onshore management agreement was terminated on November 21, 2006.

Former National Offshore Management Agreement

On November 3, 2004, the United States Bankruptcy Court for the Southern District of Texas issued an order effective November 16, 2004 confirming a plan of reorganization for National Offshore (the “National Offshore Plan”). In connection with the Bankruptcy Court’s order confirming the National Offshore Plan, we entered into a management agreement with National Offshore to manage its oil and natural gas business until November 21, 2006. NEG Oil & Gas owned all of National Offshore, which was engaged in the exploration, production and transmission of natural gas and oil, primarily in the Gulf Coast and the Gulf of Mexico. Bob G. Alexander, our President and CEO, served on the National Offshore Board of Directors and acted as National Offshore’s President. Philip D. Devlin, our former Vice President, General Counsel and Secretary, served on the National Offshore Board of Directors and acted as National Offshore’s Vice President and Secretary. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Offshore. In exchange for our management services, the National Offshore management agreement provided that we are to be paid a monthly fee equal to 115% of the actual direct and indirect administrative overhead costs that we incurred in operating and administering the National Offshore oil and natural gas properties. We recorded $.7 million, $4.2 million and $4.8 million in management fee income for the years ended December 31, 2004, 2005 and 2006, respectively, under this agreement.

The National Offshore management agreement was terminated on November 21, 2006.

Former Operating LLC Credit Agreements

We are not a party to any credit facility. Prior to November 21, 2006, our membership interest in Holding LLC was pledged to secure borrowings under the NEG Oil & Gas Credit Facility described below. In connection with the sale of our interest in Holding LLC on November 21, 2006, the lien on our membership interest in Holding LLC and any proceeds thereon was cancelled and terminated.

On December 22, 2005, NEG Oil & Gas entered into a credit agreement, dated as of December 20, 2005, with Citicorp USA, Inc., as administrative agent, Bear Stearns Corporate Lending Inc., as syndication agent, and other lender parties thereto (the “NEG O&G Credit Facility”). The NEG O&G Credit Facility was secured by substantially all the assets of NEG Oil & Gas and its subsidiaries, had a five-year term and permitted payments and reborrowings subject to a borrowing base calculation based on the proved oil and gas reserves of NEG Oil & Gas and its subsidiaries. Under the NEG O&G Credit Facility, NEG Oil & Gas was permitted to borrow up to $500 million, and the initial borrowing base was set at $335 million.

NEG Oil & Gas used a portion of the initial $300 million funding under the NEG O&G Credit Facility to purchase the Mizuho indebtedness of $130.9 million plus accrued interest of $1.5 million subject to the Credit Agreement, pursuant to which we had previously pledged our interest in Holding LLC as collateral. Similarly, Holding LLC had previously pledged as collateral under the Credit Agreement its 100% equity interest in Operating LLC, and Operating LLC had previously pledged as collateral its oil and natural gas properties, equipment, inventory, contracts, fixtures and proceeds related to its oil and natural gas business.

Also, on December 22, 2005, as part of NEG Oil & Gas’ purchase of the Mizuho facility, Operating LLC entered into an Amended and Restated Credit Agreement, dated as of December 20, 2005, with NEG Oil & Gas as the successor to the lenders under the Credit Agreement and Citicorp USA, Inc. as collateral agent (the “Restated Credit Agreement”). By purchasing the Credit Agreement, NEG Oil & Gas was the successor in interest to the pledge agreements and irrevocable proxies dated as of December 29, 2003 signed by each of Holding LLC, Operating LLC and us in favor of the former lenders under the Credit Agreement. Pursuant to the terms of the Restated Credit Agreement, Operating LLC and Holding LLC executed and delivered to NEG Oil & Gas affirmations of their obligations under their respective pledge agreements. NEG Oil & Gas pledged all of its rights under the Credit Agreement to the new lenders of the NEG Oil & Gas Credit Facility, including the collateral securing Operating LLC’s original obligations to such lenders.

The Restated Credit Agreement provided for a loan commitment amount of up to $180 million, including a letter of credit commitment of up to $1.0 million, subject to certain borrowing base and other limitation. At December 22, 2005, Operating LLC owed approximately $132.4 million under the Restated Credit Agreement and had no outstanding letters of credit. The Restated Credit Agreement also required, among other things, maintenance of certain financial ratios, including the maintenance of a minimum interest coverage, a current ratio, and a minimum tangible net worth. Other than the pledge of our equity interest in Holding LLC described above, we were not a party to the Restated Credit Agreement.

Generally, draws made under the Credit Agreement or Restated Credit Agreement were made to fund working capital requirements, acquisitions and capital expenditures. During the period January 1, 2006 through November 21, 2006, Operating LLC’s outstanding balance was $132.4 million.

Senior Notes

On November 21, 2006, in connection with the AREP’s sale of NEG Oil & Gas to SandRidge, the Senior Notes, as well as its 50.01% ownership interest in our stock were transferred from NEG Oil & Gas to AREP O&G. The Senior Notes bore interest at an annual rate of 10 3/4%, payable semiannually in arrears on May 1 and November 1 of each year and originally matured in November 2006. On March 16, 2006, we entered into a supplemental indenture with NEG Oil & Gas, as the holder of the Senior Notes, to extend the maturity date of the Senior Notes to April 1, 2007. On June 19, 2006, the Senior Notes were further extended to October 31, 2007. The Senior Notes were senior, unsecured obligations that ranked pari passu with all of our existing and future senior indebtedness. In connection with NEG Oil & Gas’ exercise of its option to purchase our non-controlling 50% membership interest in Holding LLC for net cash proceeds of $260.8 million, we paid in full the outstanding principal of and accrued interest on our 10.75% Senior Notes due October 31, 2007 in the aggregate amount of $149.6 million. Such payment was made to AREP O&G, as the holder of the Senior Notes.

Results of Operations

Through November 21, 2006, our primary source of income was the accretion of our investment in Holding LLC and management fees from affiliates. Effective November 21, 2006, we sold our interest in Holding LLC and terminated out management agreements. We recorded a gain of $112.2 million from the sale of our membership interest in Holding LLC. Subsequent to November 21, 2006, our revenues have been derived from interest income.

Our Investment in Holding LLC

We originally recorded our investment in Holding LLC at the historical cost of the oil and natural gas properties contributed to Holding LLC. Based on the terms of the Holding LLC Operating Agreement, we anticipated that we would collect the Guaranteed Payments and Priority Amount through November 2006. Our residual value, if any, in Holding LLC was dependent on a number of events that were not in our control, including cash flows of Holding LLC, the timing of the Guaranteed Payments and the Priority Amount paid to us, the timing and amounts of subsequent payments to NEG Oil & Gas, and whether or not NEG Oil & Gas exercised the Holding LLC redemption provision, including the amount and timing of such redemption. Consequently, there was substantial uncertainty as to the amount, if any, of our residual value in Holding LLC subsequent to the payment of the amounts required to be paid to NEG Oil & Gas. Due to this uncertainty, we accounted for our investment in Holding LLC as a preferred investment. Accordingly, we accreted our investment in Holding LLC at the implicit rate of interest up to the Guaranteed Payments and Priority Amount to be collected through November 2006 (based on the terms of the Holding LLC Operating Agreement), recognizing the accretion income in earnings. Accretion income was periodically adjusted for changes in the timing of cash flows, if necessary due to unscheduled cash distributions. Receipt of Guaranteed Payments and the Priority Amount were recorded as reductions in the investment in Holding LLC. We accounted for our residual equity investment in Holding LLC in accordance with APB 18. The investment in Holding LLC was evaluated quarterly for other than temporary impairment.

Effective on November 21, 2006, NEG Oil & Gas, as managing member of Holding LLC, exercised its purchase option as set forth in Section 5.4 of the Holding LLC Operating Agreement to redeem our membership interest in Holding LLC at a price equal to the fair market value of such interest determined as if Holding LLC had sold all of its assets for fair market value and liquidated.

We received net cash proceeds of approximately $260.8 million for our interest in Holding LLC. This resolved all uncertainties relating to realization of our investment in Holding LLC and we recognized a gain as follows:

Net Proceeds	$260,825,071
Book basis in Holding LLC as of November 21, 2006	(148,637,004)

Gain on sale of Holding LLC	$112,188,067

Management Fees from Affiliates

During the three year period ended December 31, 2006, we received management fees from the management agreements described above as follows:

	2004	2005	2006

Operating LLC	$6,161,919	$5,597,737	$6,446,751
National Onshore	4,675,525	4,768,036	4,272,296
National Offshore	725,282	4,221,433	4,835,064

Total	$11,562,726	$14,587,206	$15,554,111

Effective November 21, 2006 all management contracts were terminated.

Costs and Expenses

Our cost and expenses are as follows:

	Year Ended December 31,
	2004	2005	Variance	%	2005	2006	Variance	%

Salaries and wages	$7,224,605	$8,789,555	$1,564,950	22	$8,789,555	$12,541,595	$3,752,040	43
Insurance	1,001,644	809,099	(192,545)	(19)	809,099	1,035,020	225,921	28
Rent and utilities	699,674	804,353	104,679	15	797,522	816,701	19,179	2
Other G&A Expenses	2,218,752	4,501,433	2,282,681	103	4,508,264	4,244,668	(263,596)	(6)
Interest expense	13,940,391	13,940,383	(8)	—	13,940,383	12,549,062	(1,391,321)	(10)

Total cost & expenses	$25,085,066	$28,844,823	$3,759,757	15	$28,844,823	$31,187,046	$2,342,223	8

Salaries and wages increased from 2005 to 2006 due to the payment and accrual of employee incentive bonuses and increased personnel, partially offset by the termination of substantially all of our staff effective November 21, 2006. In March, 2006 we paid cash bonuses under our management incentive plan to substantially all of our full-time salaried employees. The plan, which was adopted in February 2006, awards annual bonuses based on the achievement of annual performance targets of the managed companies and individual performance. Plan awards are paid in cash and in a deferred compensation component which vested over a four year period. Effective November 21, 2006, the Board of Directors authorized the payment of the 2006 bonus (which would otherwise have been paid in March 2007) and fully vested the deferred component of all previously awarded bonuses. The acceleration of the bonus program and the vesting of the deferred bonuses was the only form of severance awarded to terminated employees. In addition, on December 20, 2006, the Board of Directors approved the payment of a cash bonus to Mr. Alexander in the amount of $322,500. Approximately $3.7 million of the increase was due to the increase in the bonuses described above and vesting of previously awarded deferred bonuses. Approximately $0.7 million of the increase was attributable to increased personnel and salary increases from 2005 levels. The increase in salaries and wages was partially offset by the termination of substantially all of our staff effective November 21, 2006, which reduced salaries and wages by approximately $0.7 million.

Six employees remained with our Company subsequent to November 21, 2006, including Bob G. Alexander, President and Chief Executive Officer and Phil Devlin, our Vice President, General Counsel and Secretary. In January 2007, Phil Devlin and two employees resigned. Also in January 2007 the Board of Directors increased the annual salary of Bob Alexander to $1 million per year, effective November 21, 2006. At the current level of three employees, excluding any bonuses that may be awarded, our salaries and wages expense is approximately $98,000 per month.

Insurance expenses increased in 2006 over 2005 levels due to an overall increase in insurance rates and the increase in personnel prior to November 21, 2006. The increase was partially offset by the substantial reduction in our operations effective November 21, 2006. We expect insurance expense to decrease substantially in future periods, based on our current operations.

Rent and utilities was essentially unchanged in 2006 as compared to 2005. The lease on our office space in Dallas, Texas expires in December 2007. In connection with the SandRidge transaction, commencing November 21, 2006, SandRidge agreed to pay us $30,000 per month to utilize part of our Dallas office space until SandRidge’s operations could be relocated. The term of the sublease was month-to-month and was cancellable on 30 days notice. The sublease was terminated effective February 28, 2007. We will continue to incur rent and utility expense at the present levels unless we are able to negotiate out of our lease or sublease our office space.

Other G&A expenses decreased $0.3 million due to the substantial reduction in our operations effective November 21, 2006 and a reduction in audit and Sarbanes-Oxley compliance costs. We expect other G&A expenses to be reduced in future periods due to the substantial reduction in our operations.

Interest expense decreased $1.4 million due to the payoff of the Senior Notes effective November 21, 2006.

Salaries and wages increased from 2004 to 2005 due to the increase in the number of employees required to manage National Offshore.

Other G & A expense increased from 2004 to 2005 due to a variety of items including costs associated with Sarbanes Oxley compliance costs and the Board of Directors Special Committee.

Income Tax Expense

Income tax expense for the year ended December 31, 2006 was $42.1 million, an increase of $37.2 million over 2005, primarily due to the $112.2 million gain from the sale of our interest in Holding LLC. The income tax expense was positively affected by the reversal of a previously recorded deferred asset tax valuation allowance of $8.9 million. We account for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Prior to the formation of Holding LLC, we had a large income tax loss carryforwards. We believed that the benefit associated with our income tax loss carryforwards would not be realized because, in our opinion, there was not sufficient positive evidence of future taxable income to justify recognition of a benefit. Therefore, we recorded a valuation allowance equal to 100% of our deferred tax asset. Subsequent to the formation of Holding LLC, considering the income generated from Holding LLC and the management agreements we subsequently entered into with Offshore LP and Onshore LP, we periodically evaluated all evidence, both positive and negative, in determining whether a valuation allowance to reduce the carrying value of deferred tax assets was still needed and concluded, based on the projected allocations of taxable income by Holding LLC, that, more likely than not we will realize a partial benefit from the loss carryforwards. Accordingly, we recorded a deferred tax asset, net of valuation allowance, of $19.2 million and $14.5 million as of December 31, 2004 and 2005, respectively. We reduced the valuation allowance by $1.3 million in 2004 and $5.7 million in 2005.

During the year ended December 31, 2006 we generated sufficient taxable income, primarily from the gain on sale of our interest in NEG Holding, LLC, to utilize all of our net operating loss carryforwards, and as of December 31, 2006 we have no remaining deferred tax assets. Accordingly, during the year ended December 31, 2006, the remaining valuation allowance of $8.9 million was reversed.

Liquidity and Capital Resources

During the year ended December 31, 2006, we substantially increased our cash balance and paid all of our debt balances, principally with the proceeds from the sale of our interest in Holding LLC. On November 21, 2006 we sold our interest in Holding LLC for net proceeds of $260.8 million. Concurrent with the sale we paid the principal and accrued interest balance of our senior notes of $149.6 million.

Currently we have no debt or other obligations other than our payroll and general and administrative expenses.

As of December 31, 2006, our cash balance was $88.2 million which was in overnight depositary accounts with CitiBank. On January 22, 2007, we declared a one-time cash dividend on our outstanding common stock in the amount of $3.31 per share, or $37.0 million in the aggregate, payable on February 15, 2007 to stockholders of record as of the close of business on February 1, 2007.

Subsequent to year end, we invested our remaining cash balance of approximately $51.2 million (as of February 15, 2007) in a combination of overnight depository accounts with CitiBank and variable rate demand notes issued by various municipalities purchased through CitiCorp Investment Services. The variable rate demand notes are highly liquid instruments and mature every 30 days. All of our investments in variable rate demand notes are privately insured and are rated AAA.

Net cash used in operating activities was $43.0 million for the year ended December 31, 2006, compared to net cash used in operating activities of $15.4 million for 2005. The increase is due to the income taxes associated with the sale of Holding LLC. The proceeds from the sale are investing activities whereas the income tax expense associated with the sale are included in operating activities.

Net cash used in operating activities was $15.4 million for the year ended December 31, 2005, compared to net cash used in operating activities of $16.6 million for 2004. The decrease is due to increased management fees from the National Offshore management agreement.

Net cash provided by investing activities was $276.8 million due to the cash proceeds associated with the sale of Holding LLC and guaranteed payments received prior to the November 21, 2006 sale.

Net cash provided by investing activities was $16.0 million for the years ended 2004 and 2005. In 2004 and 2005 we only received Guaranteed Payments.

Net cash used in financing activities was $148.6 million for the year ended December 31, 2006. This resulted from the payoff of our senior notes on November 21, 2006.

There was no cash used in or provided by financing activities in 2004 and 2005.

Table of Contractual Obligations

The following table is a summary of contractual obligations as of December 31, 2006.

	Payment Due by Period
		Less Than	One-Three	Four-Five	After
	Total	One Year	Years	Years	Five Years

Rent	$568,003	$568,003	$—	$—	$—
CEO Employment Contract	1,000,000	1,000,000

Total	$1,568,003	$1,568,003	$—	$—	$—

Employment Agreement

On January 22, 2007, based on the approval by the Company’s Board of Directors and its Compensation Committee, we entered into a one year employment agreement with Bob. G. Alexander, effective as of November 22, 2006 (the “Effective Date”). The agreement reflects Mr. Alexander’s continuing employment as Chairman of the Board, President and Chief Executive Officer and Secretary, and his service in other positions for affiliates of the Company, at an annual base salary of $1,000,000. Under the terms of the agreement, Mr. Alexander is eligible to receive bonus compensation in an amount determined by our Board of Directors from time to time. In addition, Mr. Alexander is entitled to participate in employee benefit plans of the Company. The agreement is subject to earlier termination based on disability, death, termination by the Company with or without cause, change of control (as defined therein) or voluntary termination by Mr. Alexander with or without good reason. If Mr. Alexander’s employment is terminated by the Company without cause, upon a change of control or upon his death, the Company will pay Mr. Alexander or his estate, as the case may be, a lump sum severance payment equal to the amount of base salary and bonus, if any, that would have been paid to him if he had remained employed by the Company throughout the term of the employment agreement. Mr. Alexander has agreed to certain confidentiality, non-solicitation and non-competition covenants that begin on the Effective Date and extend for various periods beyond termination of his employment, except that the non-competition covenant terminates in the event that Mr. Alexander is terminated without cause or upon a change of control.

Off Balance Sheet Arrangements

We have no off balance sheet financing arrangements.

Critical Accounting Policies and Estimates

We follow certain significant accounting policies when preparing our consolidated financial statements. A complete summary of these policies is included in Note 4 of Notes to Financial Statements. As of December 31, 2006 we believe there are no significant policies requiring difficult, subjective or complex judgments of management which would make the estimates or judgments inherently uncertain.

Recent Accounting Pronouncements

In July 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement 109 (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return, including issues relating to financial statement recognition and measurement. FIN 48 provides that the tax effects from an uncertain tax position can be recognized in the financial statements only if the position is “more-likely-than-not” of being sustained if the position were to be challenged by a taxing authority. The assessment of the tax position is based solely on the technical merits of the position, without regard to the likelihood that the tax position may be challenged. If an uncertain tax position meets the “more-likely-than-not” threshold, the largest amount of tax benefit that is greater than 50 percent likely of being recognized upon ultimate settlement with the taxing authority, is recorded. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. We have not completed our evaluation of the impact of adopting FIN 48 and, as a result, we are not able to estimate the effect the adoption will have on our financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value under Generally Accepted Accounting Principles and requires enhanced disclosures about fair value measurements. It does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 will not have a material impact on the Company.

In September 2006, the FASB issued SFAS No. 158 “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans.” This Statement amends Statement 87, FASB Statement No. 88, Employers’ Accounting for Settlement and Curtailments of Defined Benefit Pension Plans and for Termination Benefits, Statement 106, and FASB Statement No. 132 (revised 2003), Employers’ Disclosures about Pensions and Other Postretirement Benefits, and other related accounting literature. SFAS No. 158 requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in the funded status in the year in which the changes occur through comprehensive income. This Statement also requires employers to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. Employers with publicly traded equity securities are required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. We currently have no defined benefit or other post retirement plans subject to this standard.

In September 2006, the SEC issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108 provides guidance on how to evaluate prior period financial statement misstatements for purposes of assessing their materiality in the current period. If the prior period effect is material to the current period, then the prior period is required to be corrected. Correcting prior year financial statements would not require an amendment of prior year financial statements, but such corrections would be made the next time the company files the prior year financial statements. Upon adoption, SAB 108 allows a one-time transitional cumulative effect adjustment to retained earnings for corrections of prior period misstatements required under this statement. SAB 108 is effective for fiscal years ending after November 15, 2006. The adoption of SAB 108 did not have a material effect on the Company’s financial statements.

In February 2007, the FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115 (“SFAS 159”). The fair value option established by SFAS 159 permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity will report unrealized gains and losses on items for which the fair value option has been elected in earnings (or another performance indicator if the business entity does not report earnings) at each subsequent reporting date. The fair value option: (a) may be applied instrument by instrument, with a few exceptions, such as investments otherwise accounted for by the equity method; (b) is irrevocable (unless a new election date occurs); and (c) is applied only to entire instruments and not to portions of instruments. FASB No. 159 is effective as of the beginning of fiscal years beginning after November 15, 2007. The adoption of SFAS 159 is not expected to be material to the Company’s financial statements.

Inflation

Although certain of our costs and expenses are affected by the level of inflation, inflation has not had a significant effect on our results of operations during the three years ended December 31, 2006.

Item 7A.	Quantitative and Qualitative Disclosures About Market Risk

As of December 31, 2006, we had no exposure to currency or commodity risk. As of December 31, 2006 we invested our cash balance of approximately $88.2 million in overnight depository accounts with CitiBank.

On January 22, 2007, we declared a one-time cash dividend on our outstanding common stock in the amount of $3.31 per share, or $37.0 million in the aggregate, payable on February 15, 2007 to stockholders of record as of the close of business on February 1, 2007.

Subsequent to year end, we invested our remaining cash balance of approximately $51.2 million (as of February 15, 2007) in a combination of overnight depository accounts with CitiBank and variable rate demand notes issued by various municipalities purchased through CitiCorp Investment Services. The variable rate demand notes are highly liquid instruments that mature every 30 days. All of our investments in variable demand notes are privately insured and are rated AAA. Due to the short-term nature of our investments, we are subject to fluctuations in interest rates. A 100 basis point change in interest rates could change our interest income by approximately $0.5 million per year.

Item 8.	Financial Statements and Supplementary Data

Our Financial Statements required by this Item 8 are included as part of Item 15(a)(1) hereof.

Item 9.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A.	Controls and Procedures

Conclusion Regarding the Effectiveness of Disclosure Controls and Procedures

In accordance with Exchange Act Rules 13a-15 and 15d-15, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, we carried out an evaluation of the effectiveness of our disclosure controls and procedures as of the end of the period covered by this report. Based on that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective as of the end of the period covered by this report, to provide reasonable assurance that information required to be disclosed in its reports filed or submitted under the Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms.

Changes In Internal Control Over Financial Reporting

Effective November 21, 2006, we terminated substantially all of our employees, sold all of our operating assets and terminated our management contracts. As of December 31, 2006 we re-designed our internal control over financial reporting to coincide with our drastically reduced operations and reduced personnel. We engaged outside financial reporting consultants to assist us in maintaining a proper system of internal accounting control and to meet our recurring financial reporting obligations. An integral part of our system of internal accounting control is the fact that we allow our financial reporting consultants unrestricted access and encourage communications directly with our Board of Directors and Audit Committee. In addition we allow our outside legal counsel unrestricted access to our Board of Directors and Audit Committee. As of December 31, 2006, our system of internal accounting control relies, to a great extent, on the review of 100% of our disbursement transactions by Bob G. Alexander, our chief executive officer. Effective January 31, 2007, Mr. Hillel Moerman was appointed chief financial officer who will be responsible for reviewing and approving transactions and disbursements.

Management’s Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rules 13a-15(f) and 15d-15(f). The Company’s internal control over financial reporting is designed, under the supervision of the Company’s chief executive and chief financial officers, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America (GAAP). Under the supervision and with the participation of our management, including our Chief Executive Officer and our Chief Financial Officer, we conducted an evaluation of the effectiveness of our internal control over financial reporting based on the framework in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our evaluation under the framework in Internal Control — Integrated Framework issued by COSO, our management concluded that our internal control over financial reporting was effective as of December 31, 2006. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedure may deteriorate.

Management’s assessment of the effectiveness of our internal control over financial reporting as of December 31, 2006 has been audited by Grant Thornton LLP, an independent registered public accounting firm, as stated in their report which is included below:

Auditors’ Report on Internal Control Over Financial Reporting

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
National Energy Group, Inc.

We have audited management’s assessment, included in the accompanying Management’s Report of Internal Control over Financial Reporting, that National Energy Group, Inc. (the “Company”) (a Delaware Corporation) maintained effective internal control over financial reporting as of December 31, 2006, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express an opinion on management’s assessment and an opinion on the effectiveness of the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, evaluating management’s assessment, testing and evaluating the design and operating effectiveness of internal control, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, management’s assessment that the Company maintained effective internal control over financial reporting as of December 31, 2006, is fairly stated, in all material respects, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2006, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the balance sheets of National Energy Group, Inc. as of December 31, 2005 and 2006, and the related statements of operations, stockholders’ equity (deficit) and cash flows for each of the three years in the period ended December 31, 2006 and our report dated March 2, 2007 expressed an unqualified opinion on those financial statements.

GRANT THORNTON LLP

Houston, Texas
March 2, 2007

Item 9B.  Other Information

None

PART III

Item 10.	Directors and Executive Officers

The names, offices held and the ages of the directors and executive officers of National Energy Group, Inc. are as follows:

Name	Age	Present Position with the Company

Bob G. Alexander	73	Chairman of the Board of Directors, President and Chief Executive Officer, Secretary
Vincent Intrieri	48	Director
Robert H. Kite	52	Director
Robert J. Mitchell	60	Director
Jack G. Wasserman	70	Director
Grace Bricker	53	Vice President, Administration
Hillel Moerman	34	Chief Financial Officer

Bob G. Alexander.  Mr. Alexander, a founder of Alexander Energy Corporation, was appointed to our Board of Directors when Alexander Energy Corporation merged into us on August 29, 1996. He was appointed President and Chief Executive Officer on November 23, 1998. From 1980 until the merger with Alexander Energy, he served as Chairman of the Board, President and Chief Executive Officer of Alexander Energy Corporation. From 1976 to 1980, he served as Vice President and General Manager of the Northern Division of Reserve Oil, Inc. and President of Basin Drilling Corp., subsidiaries of Reserve Oil and Gas Company. Mr. Alexander attended the University of Oklahoma and graduated with a Bachelor of Science degree in Geological Engineering.

Vincent Intrieri.  Mr. Intrieri was appointed to the board effective December 27, 2006, to replace Mr. Weber as a member of the board to serve in such capacity for the remainder of Mr. Weber’s term of office and until the next annual meeting of the stockholders of the Company and/or his successor is duly elected and qualified, unless sooner removed in the manner provided in the Company’s bylaws. Mr. Intrieri is a director of American Property Investors, Inc., the general partner of AREP. Mr. Intrieri is a Senior Managing Director of Icahn Partners LP and Icahn Partners Master Fund LP, private investment funds controlled by Mr. Icahn. AREP O&G Holding LLC, which is a wholly-owned indirect subsidiary of AREP, is the owner of 50.01% of the Company’s common stock. Mr. Intrieri graduated from Penn State with a Bachelor of Science degree in Accounting.

Robert H. Kite.  Mr. Kite was appointed to our Board of Directors on December 17, 1991. Previously, he served on the Board of Directors of VP Oil, Inc. from November 1987 until June 1991, at which time it was merged with Big Piney Oil and Gas Company to form National Energy Group. Since 1980, he has served as President and Chief Operating Officer of KFC, Inc., managing general partner of KFT LLLP, a family-owned company with operations that include real estate development, investments and medical MRI clinics. Since 1982, he has also served as Chief Executive Officer of Roamin’ Korp, Inc., a company engaged in construction, recording, mining and equity investments. He currently sits on the Board of Directors of ANTS, Inc., a publicly traded software company and Petrol Oil and Gas, a publicly traded oil and gas exploration and production company. Mr. Kite graduated from Southern Methodist University with a Bachelor of Science degree in Psychology and Political Science.

Robert J. Mitchell.  Mr. Mitchell was appointed to our Board of Directors on August 29, 1996. He was the Senior Vice President — Finance of ACF Industries, Incorporated, a privately-held railcar leasing and manufacturing company, from March 1995 to November 2004, and was Treasurer of ACF from December 1984 to March 1995. He also served as President and Treasurer of ACF Industries Holding Corp., a privately-held holding company for ACF, from August 1993 to November 2004. Mr. Mitchell also served as Treasurer of Trans World Airlines, Inc. from 1989 to 1992. Prior to joining Icahn Associates Corp. in 1984, Mr. Mitchell served for 10 years as Regional

Vice President of Nat West USA. Mr. Mitchell served on the Board of Directors of Phillip Services, Inc. from January 2001, to November 2004 and Stratosphere Corporation from October 1998, to November 2004. Both Phillip Services and Stratosphere are affiliates of Carl Icahn. Mr. Mitchell received his Bachelor of Science Degree in Business Administration from St. Francis College.

Jack G. Wasserman.  Mr. Wasserman has served as a director since December 1, 1998. (We entered bankruptcy proceedings on December 4, 1998. As described above, a Plan of Reorganization became effective August 4, 2000, and a final decree closing the case and settling all matters relating to the bankruptcy proceeding became effective on December 13, 2001.) Mr. Wasserman is an attorney and admitted to practice in New York, Florida, and the District of Columbia. From 1966 until 2001, he was a senior partner of Wasserman, Schneider, Babb & Reed, a New York-based law firm and its predecessors. Since September 2001, Mr. Wasserman has been engaged in the practice of law as a sole practitioner. Since 1993, he has been a director of American Property Investors, GP (“API”) and since 1996 has been a director of Cadus, Inc. In 2003, he became a director of API’s indirect subsidiaries, American Casino & Entertainment Properties and American Entertainment & Casino Finance Corp. Mr. Wasserman has been licensed by the New Jersey State Casino Control Commission and the Nevada State Gaming Control Commission. Mr. Wasserman serves on the Board of Directors of AREP and is chairman of its Audit Committee and serves on the Board of Directors of Triarc Companies, Inc. and is a member of its Audit and Compensation Committees. Mr. Wasserman received a Bachelor of Arts degree from Adelphi University, a Juris Doctor degree from Georgetown University, and a Graduate Diploma in Advanced International Studies from Johns Hopkins University.

Grace Bricker.  Ms. Bricker joined the Company in September of 1995 as Administrative Assistant and Office Manager, and in December 2006, was appointed Vice President, Administration. From November 1998 until November 2006, she served as Executive Assistant to Mr. Alexander when he was appointed President and CEO during the reorganization of the Company. Prior to her association with the Company, she worked as Customer Service Manager for a service related company. Ms. Bricker studied Administration at Ohio State University.

Hillel Moerman.  Mr. Moerman was appointed chief financial officer on February 15, 2007, effective January 31, 2007. Mr. Moerman is the chief financial officer of API and AREP and will retain those positions. Mr. Moerman will receive no compensation for his services as chief financial officer of the Company. Mr Moerman was appointed chief financial officer of API and AREP in June 2006. From January 2005 to June 2006, Mr. Moerman, held the positions of Director of Accounting and VP of Strategic Planning for API. Prior to that time, from September 2000 through December 2004, Mr. Moerman was a Senior Manager with Ernst & Young LLP. Mr. Moerman also worked as a staff accountant for the corporate finance group of the Securities and Exchange Commission from 1999 to 2000. Mr. Moerman received his Bachelor of Talmudic Law from Ner Israel College and a Master of Business Administration from Johns Hopkins University.

Except in the case of interim replacements, our executive officers are elected annually at the first meeting of our Board of Directors held after each annual meeting of shareholders. Each executive officer holds office until the first meeting of the Board of Directors after the next annual meeting of shareholders succeeding his or her election and until his or her successor is duly elected and qualified, or until his or her death or resignation, or until he or she shall have been removed in the manner provided in our bylaws. There are no family relationships between or among any of our directors or executive officers.

Board of Directors

Our Board of Directors consists of five members, Messrs Bob G. Alexander, Vincent Intrieri, Robert H. Kite, Robert J. Mitchell and Jack G. Wasserman. Messrs Kite and Wasserman are deemed to be independent directors. During 2006, our Board held two regularly scheduled in-person meetings and nine telephonic meetings in which all members were present except Mr. Mitchell, who attended all but three telephonic meetings and Mr. Wasserman who attended all but one telephonic meeting. Our Board of Directors functions as our nominating committee and will consider stockholder nominations for directors of our company.

Audit Committee

During 2006, our Audit Committee consisted of two members, Messrs. Robert H. Kite and Jack G. Wasserman. During 2006, our audit Committee held four in-person meetings and seven telephone meetings in which all members were present.

Report of the Audit Committee

The Audit Committee of the Board is responsible for, among other things, the appointment, compensation, retention and oversight of the Company’s auditors (including resolution of disagreements between management and the auditors regarding financial reporting), reviewing with the auditors the plan and scope of the audit and audit fees, monitoring the adequacy of reporting and internal controls, and meeting periodically with internal and independent auditors. Our Audit Committee also has the authority to engage outside advisors, including legal counsel. We provide appropriate funding for the expenses of the Audit Committee which are necessary to perform its duties on our behalf. Further, the Audit Committee has established procedures for the receipt, retention and treatment of employee complaints regarding accounting, internal accounting controls or auditing matters. The Board of Directors has determined that the Audit Committee’s current membership satisfies the rules of the Securities and Exchange Commission and New York Stock Exchange that govern audit committees, including the requirements for audit committee member independence set out in Section 303A.02 of the New York Stock Exchange’s corporate governance rules and Rule 10A-3 under the Securities Exchange Act of 1934.

Our Audit Committee Charter was ratified and adopted in November 2000 and is reviewed annually. A copy of our Audit Committee Charter is available on our website at www.neg-inc.com.

Mr. Wasserman is a member of the Board of Directors and Audit Committee of API and its indirect subsidiaries, American Entertainment Properties Corp. and American Casino & Properties Finance Corp, which are indirect subsidiaries of AREP. Mr. Wasserman is also a member of the Board of Directors and Compensation Committee of Cadus. Mr. Carl C. Icahn indirectly controls AREP and is the largest single shareholder of Cadus. We have not conducted any business with Cadus. Mr. Wasserman has informed us that, additionally, he is serving as a member of the audit committee of AREP and reported receiving $116,000 during 2006 in director and committee fees from AREP.

Our Audit Committee does not have an “Audit Committee financial expert” within the meaning of Item 401(h) of Regulation S-K. Our common stock trades on the OTC Bulletin Board, which does not require an Audit Committee financial expert as part of its listing requirements. However, our Audit Committee, as currently comprised, has several years of continuity in reviewing our financials, possesses the requisite business experience to make informed decisions, and has assured the Board of Directors it will engage such financial experts from time to time as the Audit Committee may deem necessary and proper.

In connection with the December 31, 2006, financial statements, the Audit Committee (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the auditors the matters required by Statement on Auditing Standards No. 61; and (iii) received and discussed with the auditors the matters required by Independence Standards Board Statement No. 1 and considered the compatibility of non-audit services with the auditors’ independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Submitted by Audit Committee of the Board of Directors

Jack G. Wasserman, Chairman
Robert H. Kite

Compensation Committee

The Compensation Committee advises the Board of Directors and management concerning compensation for its executive officers. The Compensation Committee has responsibility for all matters relating to compensation of the Company’s executive officers; provided that directors who are executive officers or employees of the Company are required to abstain from all matters in which they have a vested interest. Compensation for executive officers is based on the principle that compensation must be competitive to enable our Company to motivate, attract and retain highly qualified and talented employees to lead and grow our business and, at the same time, provide rewards which are closely linked to our Company’s and the individual’s performance.

Our Compensation Committee during 2006 consisted of Messrs. Robert J. Mitchell and Bob G. Alexander. During 2006, our Compensation Committee held two meetings in which all members of the Compensation Committee were present.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Reg. S-K, Item 402(b) with management. Based on the review and discussions referred to in the preceeding sentence, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Annual Report.

Submitted by the Compensation Committee of the Board of Directors,

Robert J. Mitchell, Chairman
Bob G. Alexander

Special Committee

Our Special Committee was formed in 2005 in connection with our review of a proposed merger with NEG Oil & Gas. Subsequently, the Special Committee also reviewed our November 21, 2006 transaction in which we sold our membership interest in Holding LLC as described elsewhere herein. Prior to the termination of the Special Committee on December 20, 2006, Robert H. Kite served as the sole member thereof and communicated personally, by telephone or electronically with the committee’s advisors periodically during the review process.

Code of Ethics

In March 2004, we adopted a Code of Ethics and Business Conduct (revised July 2005) that applies to directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Our Code of Ethics and Business Conduct is posted on our website at http://www.neg-inc.com. Changes to and waivers granted with respect to this Code of Ethics and Business Conduct related to officers identified above, and other executive officers and directors of the Company that it is required to disclose pursuant to applicable rules and regulations of the Commission will also be posted on our website and a Current Report on Form 8-K will be filed within four days of the change or waiver.

Section 16(a) Beneficial Ownership Reporting Compliance

On November 22, 2006 and on November 30, 2006 Mr. Philip D. Devlin, disposed of 2,000 shares of our common stock at each of those dates at a price of $6.00 per share and $ 6.05 per share, respectively. On December 4, 2006 Mr. Devlin disposed of an addition 10,495 shares of our common stock at a price of $6.05 per share. As of those dates, Mr. Devlin was our vice president, general counsel and secretary. As to the November 22, 2006 sale, Mr. Devlin was unable to file the required Form 4 electronically with the Securities and Exchange Commission before the end of the second business day following the day on which the transaction was executed. Mr. Devlin’s Form 4 relating to this transaction was filed on November 29, 2006.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2006, our directors, officers and beneficial owners of more than 10% of our common stock complied with all applicable Section 16(a) filing requirements and no other former officers who resigned during the year ended December 31, 2006 were required to file a Form 5 for that period.

Item 11.	Executive Compensation

Compensation Discussion and Analysis

The following compensation discussion and analysis relates to our compensation policies and practices with respect to our named executive officers.

We provide what we believe is a competitive total compensation package to our named executive officers through a combination of base salary, an annual bonus program and a competitive benefits program. Prior to November 21, 2006, our compensation program included an annual management incentive plan (which included a deferred compensation element designed to retain our executive management team). The management incentive plan applied to all of our named executive officers except for Mr. Alexander. None of our compensation programs include any equity based awards. Our compensation programs are designed to reward individual performance and team performance based on the achievement of overall Company objectives.

The Compensation Committee has responsibility for all matters relating to compensation of the Company’s named executive officers; provided that directors who are executive officers or employees of the Company are required to abstain from all matters in which they have a vested interest. Compensation for named executive officers is based on the principle that compensation must be competitive to enable our Company to motivate, attract and retain highly qualified and talented employees to lead and grow our business and, at the same time, provide rewards which are closely linked to our Company’s and the individual’s performance. The Compensation Committee considers management skills, long-term performance, operating results, unusual accomplishments as well as economic conditions and other external events that affect our Company’s operations.

Base Salary.  The base salary for each named officer is determined in consideration of the following factors: experience, personal performance, the median salary levels in effect for comparable positions within and outside the industry, geographical location and internal comparability considerations. The weight given to each of these factors may differ from individual to individual as the Compensation Committee deems appropriate. In selecting comparable companies for the purposes of maintaining competitive compensation, the Compensation Committee considers many factors, including peer group analysis, geographic location, growth rate, annual revenue, profitability and market capitalization. The Compensation Committee also considers companies outside the industry which may compete with us in recruiting executive talent. With respect to Mr. Alexander’s base compensation, the Board of Directors recognized that the growth and performance of our Company is dependent on the efforts and results of its executive officers and its Chief Executive Officer. During 2006, Mr. Alexander’s base salary of $350,000 per year was determined to reflect his increased responsibilities to the Company and continuing oversight of the management agreements with Operating LLC, Onshore LLC and Offshore LLC discussed above. In January 2007, in recognition the board of director’s desire to retain the services of Mr. Alexander and his key role in determining and executing the future direction of the company, the board of directors approved an annual base salary of $1,000,000 effective November 21, 2006 through November 21, 2007. See Employment Agreement in Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Management Incentive Plan.  On February 1, 2006, the Board of Directors, approved a management incentive plan (“MIP”) that covered all named executive officers other than Mr. Alexander. Under the terms of the MIP, the Company in conjunction with the Board of Directors, determined goals for the following financial target areas: EBITDA, lease operating expenses, production and reserve replacement. The financial target areas were based on the annual results of the companies that the Company managed on a combined basis. If the goals were substantially met or exceeded, each named executive officer would receive a bonus equal to their respective base pay times a percentage (“Company Goals Percentage”) multiplied by an individual performance rating (using a scale of 0-100%). The MIP established eleven tiers of Company Goals Percentages based on the percentage amount that the goals were substantially met or exceeded. Approximately 2/3rds of the bonus, as determined under the MIP, was paid in cash and the remainder was deferred. The deferred component was vested and paid at a rate of 25% per year over a four year period.

The tiers of Company Goals Percentage for the named executive officers and the cash portion and deferred portion established under the MIP were as follows:

	Company Goals	Cash Bonus	Deferred Bonus
Percentage of Company Goals Achieved	Percentage	Portion	Portion

95%-104.99%	41.25%	27.50%	13.75%
105-109.99	48.00	32.00	16.00
110-114.99	55.50	37.00	18.50
115-119.99	60.00	40.00	20.00
120-124.99	64.50	43.00	21.50
125-129.99	69.00	46.00	23.00
130-134.99	73.50	49.00	24.50
135-139.99	79.50	53.00	26.50
140-144.99	85.50	57.00	28.50
145-149.99	91.50	61.00	30.50
150+	99.00	66.00	33.00

Bonuses under the MIP were to be determined on or about March 15 of the year following the fiscal year for which the performance is being measured and the cash bonus portion was to be paid no later than April 15. For the fiscal year ending December 31, 2005, the company, in conjunction with the Board of Directors, determined that the company had achieved 115% of the Company Goals. In March 2006, the named executive officers, other than Mr. Alexander received the cash portion of the MIP for the fiscal year ending December 31, 2005 equal to 40% of each named executive officer’s base pay multiplied by their respective performance rating. An amount equal to 20% of each named executive officer’s base pay, multiplied by their respective performance rating, was deferred. Since the MIP was established after the 2005 targets were essentially known, the 2005 MIP is reported as “bonus” in the summary compensation table. Awards under the MIP, if any, will be reported as “non-equity incentive plan awards” in subsequent years.

In October 2006, in anticipation of the sale of the company’s membership interest in Holding LLC, the Board of Directors authorized certain termination and severance payments to full time company employees, including the named executive officers, other than Mr. Alexander. The termination and severance was paid in cash on November 21, 2006 and was equal to the anticipated 2006 MIP cash bonus portion plus the deferred bonus portion calculated as if the company had achieved 100% of the Company Goals Percentage. In addition all amounts deferred with respect to the 2005 MIP award were fully vested and paid.

Termination and severance payments to the named executive officers were as follows:

	Severance		Total Termination
	Calculated in	Amount of 2005	and Severance
	Accordance with	Deferred	Payments to
Named Executive Officer	the 2006 MIP	MIP Portion	Named Officers

Wayne Campbell	$90,000	$35,000	$125,000
Randall Cooley	95,000	36,800	131,800
Philip Devlin	95,000	40,000	135,000
Rick Kirby	76,313	35,000	111,313

Total	$356,313	$146,800	$503,113

Subsequent to November 21, 2006, the MIP was terminated.

Bonus for Mr. Alexander.  The Board of Directors, after considering recommendations from the Compensation Committee, is responsible for setting the annual bonus, if any for Mr. Alexander. The Board of Directors considers, among other things, the growth and performance of the Company, the growth and performance of the companies we manage and the efforts and contributions of Mr. Alexander. After consideration of the results of the company, the results of the companies we manage and Mr. Alexander’s contributions, on January 16, 2006, the Board of directors awarded Mr. Alexander a bonus of $350,000 for the achievements made in 2005. On December 20, 2006, the Compensation Committee of the Board of Directors approved the payment of a cash bonus to Mr. Alexander in the amount of $322,500. We were also advised that AREP O & G paid an additional cash bonus to Mr. Alexander in the amount of $1,177,500. Mr. Alexander was President of AREP O & G through November 2006.

401-K Plan.  Our qualified 401(k) Plan allows our named officers to contribute up to 15 percent of their base salary, up to the limits imposed by the Internal Revenue Code — $225,000 for 2007 — on a pre- or after-tax basis. The Company provides a 50 percent match on the first 10 percent of employee contributions, which vests immediately.

Health and Welfare Benefits.  All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance and life insurance.

Employment Agreements, Severance Benefits and Change in Control Provisions.  Except for Mr. Alexander, whose agreement is described below, none of our named executive officers or employees have employment or change of control agreements which provide for additional compensation at such time of their termination, resignation, death, a change of control or any other event.

On January 22, 2007, based on the approval by the Company’s board of directors and its compensation committee, we entered into a one year employment agreement with Bob G. Alexander, effective as of November 22, 2006 (the “Effective Date”). The agreement reflects Mr. Alexander’s continuing employment as Chairman of the Board, President and Chief Executive Officer and Secretary, and his service in other positions for affiliates of the Company, at an annual base salary of $1,000,000. Under the terms of the agreement, Mr. Alexander is eligible to receive bonus compensation in an amount determined by our Board of Directors from time to time. In addition, Mr. Alexander is entitled to participate in employee benefit plans of the Company. The agreement is subject to earlier termination based on disability, death, termination by the Company with or without cause, change of control (as defined therein) or voluntary termination by Mr. Alexander with or without good reason. If Mr. Alexander’s employment is terminated by the Company without cause, upon a change of control or upon his death, the Company will pay Mr. Alexander or his estate, as the case may be, a lump sum severance payment equal to the amount of base salary and bonus, if any, that would have been paid to him if he had remained employed by the Company throughout the term of the employment agreement. Mr. Alexander has agreed to certain confidentiality, non-solicitation and non-competition covenants that begin on the Effective Date and extend for various periods beyond termination of the his employment, except that the non-competition covenant terminates in the event that Mr. Alexander is terminated without cause or upon a change of control.

Tax Deductibility of Executive Compensation.  Limitations on deductibility of compensation may occur under Section 162(m) of the Internal Revenue Code which generally limits the tax deductibility of compensation paid by a public company to its chief executive officer and certain other highly compensated executive officers to $1 million in the year the compensation becomes taxable to the executive officer. There is an exception to the limit on deductibility for performance-based compensation that meets certain requirements.

Although deductibility of compensation is preferred, tax deductibility is not a primary objective of our compensation programs. We believe that achieving our compensation objectives set forth above is more important than the benefit of tax deductibility and we reserve the right to maintain flexibility in how we compensate our executive officers that may result in limiting the deductibility of amounts of compensation from time to time.

Summary Compensation Table
2006

Named Officer Compensation.  The following table sets forth the total compensation received by (i) the Company’s Chief Executive Officer (CEO) or any person serving as the CEO at any time during 2006, (ii) our other executive officers other than the CEO who were serving as executive officers as of December 31, 2006 and (iii) two additional executive officers for whom disclosure would have been required under clause (ii) but for the fact that they were not serving as executive officers as of December 31, 2006 our two most highly compensated executive officers during 2006, other than the CEO. In accordance with SEC regulation SX Item 402 (a) (5) certain tables or columns have been omitted if there was no compensation awarded to, earned by, or paid to any of the named executive officers or directors required to be reported in that table or column in any fiscal year covered by that table.

		Annual
		Compensation			All Other		Total
Name and Principal Position	Year	Salary ($)	Bonus ($)		Compensation		Compensation ($)

Bob G. Alexander	2006	$356,731	$672,500	(1)	$10,000	(2)	$1,039,231
President and Chief	2005	350,000	250,000		9,000	(2)	609,000
Executive Officer, Secretary	2004	300,000	175,000		8,000	(2)	483,000
Randall D. Cooley	2006	$178,897	$73,600		$140,433	(3)	$392,930
Vice President, Chief	2005	184,000	70,000		8,512	(3)	262,512
Financial Officer	2004	154,000	55,000		7,700	(3)	216,700
Philip D. Devlin	2006	$218,679	$80,000		$145,000	(4)	$443,679
Vice President, General	2005	200,000	80,000		9,000	(4)	289,000
Counsel and Secretary	2004	200,000	70,000		8,000	(4)	278,000
Rick L. Kirby	2006	$164,814	$70,000		$119,554	(5)	$354,368
Vice President, Drilling	2005	156,800	56,000		7,840	(5)	220,640
and Production	2004	135,300	56,000		6,765	(5)	198,065
F. Wayne Campbell	2006	$182,948	$70,000		$134,147	(6)	$387,095
Vice President, Exploration	2005	152,083	45,000		7,840	(6)	204,923
	2004	110,000	45,000		5,500	(6)	160,500
Grace Bricker	2006	$67,136	$14,250		$23,982	(7)	$105,368
Vice President, Administration	2005	57,000	10,500		2,850		70,350
	2004	53,500	8,000		2,675		64,175

(1)	Mr. Alexander’s bonus amount includes his 2005 bonus paid in March 2006 and his 2006 bonus paid in December 2006. Not included in the bonus amount is an additional cash bonus paid to Mr. Alexander in the amount of $1,177,500 by AREP O&G. Mr. Alexander was President of AREP O&G through November 2006.

(2)	Mr. Alexander received $8,000, $9,000 and $10,000 in matching funds contributed by us to the 401(k) plan during 2004, 2005, and 2006, respectively.

(3)	In addition to the 2006 termination and severance payment described earlier, Mr. Cooley received $7,700, $8,512 and $8,633 in matching funds contributed by us to the 401(k) Plan during 2004, 2005 and 2006, respectively. Mr. Cooley resigned effective November 21, 2006.

(4)	In addition to the 2006 termination and severance payment described earlier, Mr. Devlin received $8,000. $9,000 and $10,000 in matching funds contributed by us to the 401(k) Plan during 2004, 2005 and 2006, respectively. Mr. Devlin resigned effective January 16, 2007

(5)	In addition to the 2006 termination and severance payment described earlier, Mr. Kirby received $6,765, $7,840 and $8,241 in matching funds contributed by us to the 401(k) Plan during 2004, 2005 and 2006, respectively. Mr. Kirby resigned effective November 21, 2006.

(6)	In addition to the 2006 termination and severance payment described earlier, Mr. Campbell received $5,500, $7,840 and $9,147 in matching funds contributed by us to the 401(k) plan during 2004, 2005, and 2006, respectively. Mr. Campbell resigned effective November 21, 2006.

(7)	Ms. Bricker’s 2006 bonus was paid on November 21, 2006. Ms. Bricker also received $2,675, $2,850, and $3,357 in matching funds contributed by us to the 401(k) plan during 2004, 2005 and 2006, respectively.

Prior to November 21, 2006, our executive officers may have performed services for our affiliates, for which we were reimbursed through management agreements with each of such respective affiliates.

Board of Director Compensation.  In recognition of their service as a board member, our non-employee board members received $750 per telephonic meeting attended and $1,000 per in-person meeting attended. Effective December 20, 2006 the amounts paid per meeting were increased to $1,000 per telephonic meeting attended and $2,000 per in-person meeting attended. Mr. Intrieri has declined to receive any fees for his service as a board member.

Each non-employee member of our audit committee receives an annual retainer of $20,000, paid quarterly. The audit committee annual retainer is paid in addition to any fees the audit committee member may receive as a board member or member of another committee of the board of directors.

In September 2005, Robert H. Kite, the sole member of our Special Committee, received a one-time fee of $30,000 for his services on the Special Committee.

Commencing in 2007, each non-employee member of our compensation committee will receive an annual retainer of $20,000. The compensation committee annual retainer is paid in addition to any fees the compensation committee member may receive as a board member or member of another committee of the board of directors.

In addition to the board fees described above, each board member is reimbursed for travel and other expenses directly attributable to his service as a board or committee member.

NON-EMPLOYEE DIRECTOR COMPENSATION
For the year ended December 31, 2006

	Fees Earned
Name	or Paid in Cash	Total

Vincent Intrieri(3)	(4)	(4)
Martin L. Hirsch(1)	$4,500	$4,500
Robert H. Kite	37,500	37,500
Robert J. Mitchell	8,750	8,750
Jon F. Weber(2)	6,500	6,500
Jack G. Wasserman	36,750	36,750

Total	$94,000	$94,000

(1)	Mr. Hirsch resigned from our Board of Directors effective August 8, 2006.

(2)	Mr. Weber was appointed to fill the vacancy on the Board created by Mr. Hirsch’s resignation effective August 9, 2006. Mr. Weber served on our Board of Directors until December 27, 2006.

(3)	Mr. Intrieri was appointed to the Board of Directors on December 27, 2006 to serve the remainder of Mr. Weber’s term.

(4)	Mr. Intrieri does not receive any fees for his service as a Board or Committee Member.

Item 12.	Security Ownership of Certain Beneficial Owners and Management

The following tables set forth, to the best of our knowledge, information as to the ownership of our common stock held by (i) each person or entity who, as of February 28, 2007, beneficially owns more than 5% of the outstanding shares of our common stock; (ii) our directors and executive officers, and (iii) all directors and officers as a group. Except as otherwise indicated, ownership of shares by the persons named below includes sole voting and investment power held by such persons.

Security Ownership of Certain Beneficial Owners.  The following table sets forth as of February 28, 2007, the individuals or entities known to us to own more than 5% of our outstanding shares of common stock.

	Title	Number	Percent
Name and Address of Beneficial Owner	of Class	of Shares	of Class(1)

AREP Oil & Gas LLC	Common Stock	5,597,824 (2)	50.01%
767 Fifth Avenue, 47th Floor New York, NY 10153

(1)	Based upon the 11,190,650 shares of Common Stock that were outstanding on February 28, 2007.

(2)	AREP Oil & Gas directly owns these shares and may be deemed to be the beneficial owner thereof. Mr. Carl C. Icahn, by virtue of his relationship to AREP Oil & Gas, may be deemed to “beneficially own” (as that term is defined in Rule 13d-3 under the Exchange Act) these shares. Mr. Icahn disclaims beneficial ownership of such shares for all other purposes. Mr. Mitchell, a present director of our Company and a former employee of affiliates of AREP Oil & Gas, and Mr. Vincent Intrieri, a present director of our Company and employee of affiliates of AREP Oil & Gas, also disclaim any beneficial ownership of these shares.

Security Ownership of Directors and Management.  The following table sets forth information concerning the beneficial ownership of our capital stock as of February 28, 2007 by each of our directors and named executive officers, and our directors and executive officers as a group.

	Title	Number		%
Name and Address of Beneficial Owner	of Class	of Shares		of Class(1)

Bob G. Alexander	Common Stock	57,000	(2)	(9)
4925 Greenville Avenue Suite 1400 Dallas, TX 75206
Robert H. Kite	Common Stock	84,262	(3)	(9)
6910 East Fifth Street Scottsdale, AZ 85251
Vincent Intrieri	Common Stock	—	(4)
767 Fifth Avenue New York, NY 10153
Hillel Moerman	Common Stock	—	(5)
767 Fifth Avenue New York, NY 10153
Robert J. Mitchell	Common Stock	—	(6)
767 Fifth Avenue New York, NY 10153
Jack G. Wasserman	Common Stock	—	(7)
111 Broadway New York, NY 10006
Grace Bricker	Common Stock	—	(8)
4925 Greenville Avenue Suite 1400 Dallas, TX 75206
All executive officers and directors as a group (7 people)		205,679		1.83%

(1)	As of February 28, 2007, there were 11,190,650 shares of our Common Stock outstanding. All stock options and warrants were cancelled pursuant to the Plan of Reorganization, and no new options or warrants have been authorized or issued.

(2)	Shares held directly by Mr. Alexander.

(3)	Robert H. Kite is Chief Operating Officer and a 33.0% beneficial owner of KFT, LLLP and may be deemed to be the beneficial owner of shares held by KFT, LLLP. 59,285 shares are held by KFT, LLLP and Mr. Kite holds 24,977 shares directly.

(4)	Mr. Intrieri holds no shares of our common stock and disclaims beneficial ownership of any shares attributable to AREP Oil & Gas.

(5)	Mr. Moerman holds no shares of our common stock and disclaims beneficial ownership of any shares attributable to AREP Oil & Gas..

(6)	Mr. Mitchell holds no shares of our common stock and disclaims beneficial ownership of any shares attributable to AREP Oil & Gas.

(7)	Mr. Wasserman holds no shares of our common stock.

(8)	Ms. Bricker holds no shares of our common stock.

(9)	Less than one percent.

Item 13.  Certain Relationships and Related Transactions

Under the purchase option set forth in Section 5.4 of Holding LLC’s Operating Agreement dated as of May 1, 2001 (the “Holding LLC Operating Agreement”), the managing member of Holding LLC was permitted, at any time, in its sole discretion, to redeem our membership interest in Holding LLC at a price equal to the fair market value of such interest determined as if Holding LLC had sold all of its assets for fair market value and liquidated.

On September 7, 2006, we were advised that AREP entered into an Exclusivity Agreement and Letter of Intent (the “Letter of Intent”) with SandRidge Energy, Inc. (“SandRidge”), formerly Riata Energy, Inc, pursuant to which SandRidge would obtain an option to acquire NEG Oil & Gas. At the time of the notice, NEG Oil & Gas was the owner of 50.01% of our common stock and the holder our senior notes. We were advised that the transaction was contingent upon NEG Oil & Gas, the managing member of Holding LLC, exercising its option to purchase our 50% non-managing membership interest in Holding LLC (or the acquisition of our interest in Holding LLC through another mechanism) and termination of our management agreements with Operating LLC, National Onshore and National Offshore. The transaction did not contemplate the acquisition of any of our common stock or the acquisition of our senior notes by SandRidge. We were not a party to the Letter of Intent.

On October 25, 2006, after careful review and evaluation by our previously established Special Committee, consisting of an independent disinterested member of our Board of Directors (the “Special Committee”), who was advised by independent counsel and financial advisors, we entered into an agreement with NEG Oil & Gas and American Real Estate Holdings Limited Partnership (“AREH”) pertaining to the possible purchase of our membership interest in Holding LLC, termination of our previously announced merger agreement (see “Termination of Previously Announced Merger Agreement”), termination of our management agreements and payoff of our senior notes (the “NEG Oil & Gas Agreement”). Consummation of the transactions contemplated in the NEG Oil & Gas Agreement was generally contingent upon completion of AREP’s sale of NEG Oil & Gas to SandRidge.

On November 21, 2006, AREP completed the sale of its interest in NEG Oil & Gas to SandRidge and effective on that date, we entered into the following transactions:

•	NEG Oil & Gas exercised its option to purchase our non-controlling 50% membership interest in Holding LLC for net cash proceeds of approximately $260.8 million;

•	We paid in full the outstanding principal balance and accrued interest on our 10.75% senior notes due October 31, 2007 (the “Senior Notes”) in the aggregate amount of $149.6 million. Such payment was made to AREP O&G Holding LLC (“AREP O&G”), as the holder of the Senior Notes;

•	The liens in favor of NEG Oil & Gas with respect to our membership interest in Holding LLC, and the proceeds thereof, under the Operating LLC credit facility were released and terminated;

•	Our management agreements pursuant to which we managed the operations of Operating LLC, National Onshore and National Offshore were terminated;

•	The previously announced Agreement and Plan of Merger dated December 7, 2005 (the “Merger Agreement”) among us, NEG Oil & Gas, NEG IPOCO, Inc. and, for certain purposes, AREH, pursuant to which we were to have been merged into NEG IPOCO, Inc in connection with its proposed initial public offering, was terminated;

•	Any assets or property of NEG Oil & Gas and its subsidiaries owned by them but in our possession (including, without limitation, information technology, software and data relevant to the oil and gas operations of NEG Oil & Gas or its subsidiaries) were transferred and delivered to NEG Oil & Gas or its subsidiaries, as designated by NEG Oil & Gas; and

•	Most of our employees became employees of SandRidge, including the following principal officers: Randy Cooley, our chief financial officer, as well as Rick Kirby, Kent Lueders, David Rigby, Jenny Robins, Lori Mauk and Wayne Campbell, each of whom was a vice president. Bob G. Alexander and Philip D. Devlin remained our chief executive officer and vice president, general counsel and secretary, respectively, and our board of directors was unchanged. Subsequently, Jon Weber resigned as director and was replaced by Vincent Intrieri and Philip D. Devlin resigned as our general counsel and secretary.

The $260.8 million net proceeds we received for our non-controlling 50% membership interest in Holding LLC was based on the Special Committee’s determination, based on all relevant information and circumstances, that the fair market valuation for Holding LLC’s net assets was $700 million. Such amount was determined in accordance with Section 5.4 of the Holding LLC Operating Agreement, which contemplated a deemed sale by Holding LLC of all of its assets for fair market value followed by its deemed liquidation. In accordance with Article VI of the Holding LLC Operating Agreement, such net fair market valuation was subjected to the distribution protocols set forth therein in order to determine the amount to be distributed to us. In accordance with the distribution protocols, an amount equal to previous priority distributions and guaranteed payments to us, plus applicable interest, was first payable to the managing membership interest holder. Since inception of Holding LLC and through November 21, 2006, we had received priority distributions and guaranteed payments aggregating $150.1 million and the managing membership interest holder had received no distributions from Holding LLC. The fair market value of Holding LLC’s net assets less the priority distributions and the guaranteed payments, plus applicable interest of $28.2 million, was then allocated to the membership interest holders in accordance with the respective capital accounts. As noted above, utilizing the net proceeds to us from the sale of our interest in Holding LLC, we paid in full the outstanding principal balance and accrued interest on our Senior Notes in the aggregate amount of $149.6 million resulting in net proceeds to us of from such transactions of approximately $111.2 million.

Ownership and Control of Outstanding Stock

Until November 21, 2006, NEG Oil & Gas owned 50.01% of our outstanding common stock and was a wholly-owned subsidiary of American Real Estate Partners, LP (“AREP”), which owns 99% of American Real Estate Holdings Limited Partnership (“AREH”). As of November 21, 2006, 50.01% of our common stock was transferred from NEG Oil & Gas to AREP O&G, an indirect wholly-owned subsidiary of AREP. The general partner of AREP and AREH, American Property Investors, Inc. (“API”), is indirectly wholly owned by Carl C. Icahn. As such, we may be deemed to be controlled by an affiliate of Mr. Icahn and his affiliated entities. Certain members of our Board of Directors have affiliations with various affiliates of AREH, including Arnos Corp. (“Arnos”), High River Limited Partnership (“High River”), AREP, which owns 99% of AREH, API, High Coast Limited partnership (“High Coast”), Cadus Pharmaceutical Corporation (“Cadus”) Greenville Holding LLC (“Greenville”), Icahn Management LP (“Icahn Management”), Philip Services Corporation (“Philip”), American Railcar Industries, Inc. (“ARI”), XO Holdings, Inc. (“XO”), Viskase Companies, Inc. (“Viskase”) and Lear Corporation (“Lear”). Mr. Martin L. Hirsch, who was formerly one of our directors, was also formerly a director and the Executive Vice President of API. Mr. Robert J. Mitchell, one of our directors, was an employee of affiliates of Arnos and High River, before he retired effective November 1, 2004. Mr. Jack G. Wasserman, also one of our directors, is a member of the Board of Directors for both API and Cadus and a member of the API Audit Committee. Mr. Vincent Intrieri, also one of our directors, effective December 27, 2006, is a member of the Board of Directors of each of API, ARI, XO, Viskase and Lear, and an executive officer of each of High River, Icahn Management and Philip. Mr. Icahn is the largest single shareholder of Cadus, ARI, XO, Viskase, and Lear. High Coast, High River, API, Greenville, AREP, AREH, Arnos, Icahn Management and Philip are entities affiliated with Mr. Icahn. On February 15, 2007, the Board of Directors appointed Mr. Hillel Moerman as our Chief Financial Officer, effective January 31, 2007. Mr. Moerman is the Chief Financial Officer of API and AREP.

Related Party Transaction Policy

Our Board of Directors recognizes that related person transactions can present potential or actual conflicts of interest. Accordingly, we follow certain procedures for reviewing related person transactions. In general, a related person transaction is any transaction or any series of similar transactions in which we are a participant and any related person has a direct or indirect material interest. Examples of a related person include any person who is a director or executive officer of us, a person known by us to be the beneficial owner of more than 5% of any class of our voting securities, any immediate family member of any of the foregoing, and any entity in which any of the foregoing persons is employed or has a 5% or greater beneficial ownership interest.

Our procedures are designed to ensure that transactions with related persons are fair to us and in our best interests. If a proposed transaction appears to or does involve a related person, the transaction is presented to the Audit Committee for review. The Audit Committee is authorized to engage and pay such independent advisors as it deems necessary to properly evaluate the proposed transaction, including, without limitation, outside legal counsel and financial advisors to determine the fair value of the transaction.

All related person transactions that have been approved or ratified by the Audit Committee are disclosed to the full Board of Directors. All related person transactions are also disclosed in our applicable filings if required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules and regulations.

Holding LLC Credit Facility

We are not a party to any credit facility. Prior to November 21, 2006, our membership interest in Holding LLC was pledged to secure borrowings under the NEG Oil & Gas credit facility described below. In connection with the sale of our interest in holding LLC on November 21, 2006, the lien on our membership interest in Holding LLC and any proceeds thereon was cancelled and terminated.

On December 22, 2005, NEG Oil & Gas entered into a credit agreement, dated as of December 20, 2005, with Citicorp USA, Inc., as administrative agent, Bear Stearns Corporate Lending Inc., as syndication agent, and other lender parties thereto (the “NEG O&G Credit Facility”). The NEG O&G Credit Facility was secured by substantially all the assets of NEG Oil & Gas and its subsidiaries, had a five-year term and permitted payments and reborrowings subject to a borrowing base calculation based on the proved oil and gas reserves of NEG Oil & Gas and its subsidiaries. Under the NEG O&G Credit Facility, NEG Oil & Gas was permitted to borrow up to $500 million, and the initial borrowing base was set at $335 million.

NEG Oil & Gas used a portion of the initial $300 million funding under the NEG O&G Credit Facility to purchase the Mizuho indebtedness of $130.9 million plus accrued interest of $1.5 million subject to the Credit Agreement, pursuant to which we had previously pledged our interest in Holding LLC as collateral. Similarly, Holding LLC had previously pledged as collateral under the Credit Agreement its 100% equity interest in Operating LLC, and Operating LLC had previously pledged as collateral its oil and natural gas properties, equipment, inventory, contracts, fixtures and proceeds related to its oil and natural gas business.

Also, on December 22, 2005, as part of NEG Oil & Gas’ purchase of the Mizuho facility , Operating LLC entered into an Amended and Restated Credit Agreement, dated as of December 20, 2005, with NEG Oil & Gas as the successor to the lenders under the Credit Agreement and Citicorp USA, Inc. as collateral agent (the “Restated Credit Agreement”). By purchasing the Credit Agreement, NEG Oil & Gas was the successor in interest to the pledge agreements and irrevocable proxies dated as of December 29, 2003 signed by each of Holding LLC, Operating LLC and us in favor of the former lenders under the Credit Agreement. Pursuant to the terms of the Restated Credit Agreement, Operating LLC and Holding LLC executed and delivered to NEG Oil & Gas affirmations of their obligations under their respective pledge agreements. NEG Oil & Gas pledged all of its rights under the Credit Agreement to the new lenders of the NEG Oil & Gas Credit Facility, including the collateral securing Operating LLC’s original obligations to such lenders.

The Restated Credit Agreement provided for a loan commitment amount of up to $180 million, including a letter of credit commitment of up to $1.0 million, subject to certain borrowing base and other limitation. At December 22, 2005, Operating LLC owed approximately $132.4 million under the Restated Credit Agreement and had no outstanding letters of credit. The Restated Credit Agreement also requires, among other things, maintenance of certain financial ratios, including the maintenance of a minimum interest coverage, a current ratio, and a minimum tangible net worth. Other than the pledge of our equity interest in Holding LLC described above, we are not a party to the Restated Credit Agreement.

Generally, draws made under the Credit Agreement or Restated Credit Agreement were made to fund working capital requirements, acquisitions and capital expenditures. During the period January 1, 2006 through November 21, 2006, Operating LLC’s outstanding balance was $132.4 million.

The management and operation of the oil and natural gas business of our affiliate Operating LLC is being undertaken by us pursuant to a management agreement effective May 1, 2001, as amended from time to time. During the year ended December 31, 2006, we received $6.4 million in management fees attributable to the management agreement.

We have also undertaken the management and operation of other affiliates, National Onshore and National Offshore, pursuant to certain management agreements with each of these entities dated August 28, 2003 and November 3, 2004, respectively. Mr. Alexander and Mr. Devlin serve on the board of directors of each and, together with Mr. Cooley, act as officers of both National Onshore and National Offshore, respectively. We recorded $4.3 million and $4.8 million in management fee income attributable to these agreements for the year ended December 31, 2006 for National Onshore and National Offshore, respectively.

At December 31, 2006, AREP O&G owned 50.01% of our issued and outstanding common stock.

Item 14.	Principal Accounting Fees and Services

Grant Thornton LLP served as our independent auditors for the fiscal years ended December 31, 2006 and December 31, 2005.

	2006	2005

Audit Fees(1)	$265,300	$175,300
Audit Related Fees	5,000	—

Audit and Audit Related Fees	$270,300	$175,300
Tax Fees(2)	—	—
All Other Fees(3)	—	90,000

Total Fees	$270,300	$265,300

(1)	Represents fees for professional services rendered for the audit of our annual financial statements for 2005 and 2006 and the reviews of the financial statements included in our quarterly reports on Form 10-Q for each of those years.

(2)	Represents fees for professional services rendered for tax preparation and tax audit services in 2005 and 2006.

(3)	Represents fees for professional services rendered for consulting and Sarbanes Oxley compliance in 2005 and 2006.

Under the policies and procedures established by the Board of Directors and the Audit Committee, the Audit Committee Charter, the Audit Committee is required to pre-approve audit and non-audit services performed by our independent auditors to ensure that the provisions of such services do not impair the auditors’ independence. All of the services described above that were provided by Grant Thornton LLP in the years ended December 31, 2005 and 2006 were approved in advance by the Audit Committee.

PART IV

Item 15.	Exhibits and Financial Statement Schedule

(a) The following documents are filed as part of this report.

1. Financial Statements:  See Index to Financial Statements and Financial Statement Schedules on page F-1 of this report.

2. Financial Statement Schedules:  See Index to Financial Statements and Financial Statement Schedules on page F-1 of this report.

(b) Exhibits:

Reference is made to the Index to Exhibits immediately following the Notes to Consolidated Financial Statements for a list of all exhibits filed as part of this report.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL ENERGY GROUP, INC.

By:	/s/ BOB G. ALEXANDER
Bob G. Alexander
President and Chief Executive Officer

March 6, 2007

By:	/s/ Hillel Moerman
Hillel Moerman
Vice President and Chief Financial Officer

March 6, 2007

POWER OF ATTORNEY AND SIGNATURES

The undersigned directors and officers of National Energy Group, Inc. hereby constitute and appoint Bob G. Alexander with full power to act and with full power of substitution and resubstitution, our true and lawful attorney-in-fact with full power to execute in our name and on our behalf in the capacities indicated below any and all amendments to this Form 10-K and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and hereby ratify and confirm all that such attorney-in-fact, which he or his substitute shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities on March 6, 2007.

/s/ BOB G. ALEXANDER Bob G. Alexander	President, Chief Executive Officer and Director

/s/ VINCENT INTRIERI Vincent Intrieri	Director

/s/ ROBERT H. KITE Robert H. Kite	Director

/s/ ROBERT J. MITCHELL Robert J. Mitchell	Director

/s/ JACK G. WASSERMAN Jack G. Wasserman	Director

INDEX TO FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

FINANCIAL STATEMENTS

Financial Statement Schedules

All schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(1)	Pursuant to Securities and Exchange Commission Regulation SX Rule 3-09, NEG Holding LLC, is deemed to be a significant, unconsolidated subsidiary of National Energy Group, Inc. (“NEG”). Consequently the financial statements of NEG Holding LLC are presented as of December 31, 2005 and November 21, 2006 (the date of disposition by NEG) and for the years ended December 31, 2004, and 2005 and the period January 1, 2006 through November 21, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
National Energy Group, Inc.

We have audited the accompanying balance sheets of National Energy Group, Inc. (the “Company”) as of December 31, 2005 and 2006, and the related statements of operations, stockholders’ equity (deficit) and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2005 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of National Energy Group, Inc.’s internal control over financial reporting as of December 31, 2006, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated March 2, 2007 expressed an unqualified opinion that the Company maintained effective internal control over financial reporting and on management’s assessment thereof.

/s/  GRANT THORNTON LLP

Houston, Texas
March 2, 2007

NATIONAL ENERGY GROUP, INC.

BALANCE SHEETS

	December 31,
	2005	2006

ASSETS
Current assets:
Cash and cash equivalents	$3,059,007	$88,199,910
Accounts receivable — other	—	193,350
Accounts receivable — affiliates	1,659,816	46,242
Other	314,966	—

Total current assets	5,033,789	88,439,502
Property, plant and equipment, net	24,877	63,369
Investment in Holding LLC	116,127,681	—
Deferred tax assets	14,540,446	—

Total assets	$135,726,793	$88,502,871

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$435,594	$177,440
Income taxes payable	151,270	2,717,652
Accrued interest on senior notes — affiliates	2,663,080	—

Total current liabilities	3,249,944	2,895,092
Long-term Liabilities:
Senior Notes — affiliates	148,637,000	—
Deferred tax liability	—	7,016
Deferred gain on Senior Note redemption	1,698,413	—
Commitments and contingencies
Stockholders’ equity (deficit):
Common stock, $.01 par value:
Authorized shares — 15,000,000 at December 31, 2005 and 2006; Issued and outstanding shares — 11,190,650 at December 31, 2005 and 2006	111,907	111,907
Additional paid-in capital	123,020,121	123,020,121
Accumulated deficit	(140,990,592)	(37,531,265)

Total stockholders’ equity (deficit)	(17,858,564)	85,600,763

Total liabilities and stockholders’ equity (deficit)	$135,726,793	$88,502,871

The accompanying notes are an integral part of these financial statements.

NATIONAL ENERGY GROUP, INC.

STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2004	2005	2006

Revenues:
Accretion of Investment in Holding LLC	$34,431,731	$44,306,411	$48,487,799
Management fees from affiliates	11,562,726	14,587,206	15,554,111
Gain on sale of Holding LLC interest	—	—	112,188,067
Interest income and other, net	39,310	77,679	530,302

Total revenue	46,033,767	58,971,296	176,760,279
Costs and expenses:
Salaries and wages	7,224,605	8,789,555	12,541,595
Insurance	1,001,644	809,099	1,035,020
Rent and utilities	699,674	797,522	816,701
Other general and administrative expenses	2,218,752	4,508,264	4,244,668
Interest expense	13,940,391	13,940,383	12,549,062

Total costs and expenses	25,085,066	28,844,823	31,187,046

Income before income taxes	20,948,701	30,126,473	145,573,233
Income tax expense	(6,663,834)	(4,852,353)	(42,113,906)

Net income	$14,284,867	$25,274,120	$103,459,327

Earnings per share:
Net income per common share, basic and diluted	$1.28	$2.26	$9.25

Weighted average number of common shares outstanding	11,190,650	11,190,650	11,190,650

The accompanying notes are an integral part of these financial statements.

NATIONAL ENERGY GROUP, INC.

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2004	2005	2006

Operating Activities:
Net income	$14,284,867	$25,274,120	$103,459,327
Deferred gain amortization — interest reduction	(2,038,095)	(2,038,095)	(1,698,413)
Depreciation and depletion	—	—	1,581
Accretion of Investment in Holding LLC	(34,431,731)	(44,306,411)	(48,487,799)
Deferred income taxes	6,663,834	4,701,083	14,547,462
Gain on sale of Holding LLC	—	—	(112,188,067)
Changes in operating assets and liabilities:
Accounts receivable	(1,394,197)	739,753	1,420,224
Other current assets	83,841	(155,654)	314,966
Accounts payable and accrued liabilities	181,859	378,061	(354,852)

Net cash used in operating activities	(16,649,622)	(15,407,143)	(42,985,571)

Investing Activities:
Sale of investment in Holding LLC	—	—	260,825,071
Guaranteed Payment from Holding LLC	15,978,478	15,978,478	15,978,476
Purchases of furniture, fixtures and equipment	—	—	(56,925)
Sale of furniture, fixtures and equipment	—	—	16,852

Net cash provided by investing activities	15,978,478	15,978,478	276,763,474

Financing Activities:
Repayments of long term debt — affiliates	—	—	(148,637,000)

Net cash used in financing activities	—	—	(148,637,000)

Increase (decrease) in cash and cash equivalents	(671,144)	571,335	85,140,903
Cash and cash equivalents at beginning of period	3,158,816	2,487,672	3,059,007

Cash and cash equivalents at end of period	$2,487,672	$3,059,007	$88,199,910

Supplemental Cash Flow Information
Interest paid in cash	$15,978,478	$15,978,478	$14,247,475

Income taxes paid	$—	$—	$25,000,000

The accompanying notes are an integral part of these financial statements

NATIONAL ENERGY GROUP, INC.

STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

			Additional		Total
	Common Stock		Paid-In	Accumulated	Stockholders’
	Shares	Amount	Capital	Deficit	Equity (Deficit)

Balance at December 31, 2003	11,190,650	$111,907	$123,020,121	$(180,549,579)	$(57,417,551)
Net income 2004	—	—	—	14,284,867	14,284,867

Balance at December 31, 2004	11,190,650	$111,907	$123,020,121	$(166,264,712)	$(43,132,684)
Net income 2005	—	—	—	25,274,120	25,274,120

Balance at December 31, 2005	11,190,650	$111,907	$123,020,121	$(140,990,592)	$(17,858,564)
Net income 2006	—	—	—	103,459,327	103,459,327

Balance at December 31, 2006	11,190,650	$111,907	$123,020,121	$(37,531,265)	$85,600,763

The accompanying notes are an integral part of these financial statements.

NATIONAL ENERGY GROUP, INC.

NOTES TO FINANCIAL STATEMENTS
December 31, 2006

1.	Background and Basis of Presentation

Until November 21, 2006, we were a management company engaged in the business of managing the exploration, development, production and operations of oil and natural gas properties, primarily located in Texas, Oklahoma, Arkansas and Louisiana (both onshore and in the Gulf of Mexico). We managed the oil and natural gas operations of NEG Operating LLC (“Operating LLC”), National Onshore LP (“National Onshore”) and National Offshore LP (“National Offshore”), all of which were affiliated entities until that date, principal assets were our unconsolidated non-controlling 50% membership interest in NEG Holding LLC (“Holding LLC”) and the management agreements with Operating LLC, National Onshore and National Offshore.

On November 21, 2006, we completed the sale of our non-controlling 50% membership interest in Holding LLC to NEG Oil & Gas, LLC (“NEG Oil & Gas”), paid our debt obligations in full, terminated our management agreements with Operating LLC, National Onshore and National Offshore and terminated the employment of the majority of our employees. Subsequent to November 21, 2006, we have no business operations and our principal asset consists of our cash balances. As a result, we are a shell company as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Our Board of Directors intends to consider the appropriate application of our remaining cash balances, including but not limited to the possible acquisition of producing oil and gas properties and related businesses and assets or the equity in another entity which owns such properties, businesses and assets. There can be no assurance that the Company’s Board of Directors will authorize any such transaction or, if so authorized, that it will successfully identify or complete the acquisition of appropriate assets or businesses.

Because our principal assets consist of cash balances and investments thereof, we could be subject to regulation as an “investment company” under Sections 3(a)(1)(A) or (C) of the Investment Company Act of 1940, as amended (the “Act”), unless we conduct our self in a manner which avoids such status or otherwise does not require us to register under the Act. Rule 3a-2 of the Act provides for a “transient investment company” period, which allows a company with a bona fide intention to engage primarily, as soon as reasonably possible (but in no event past the first anniversary), in a business other than that of investing, reinvesting, owning, holding or trading securities to avoid registration under the Act for up to one year. As required under Rule 3a-2, our Board of Directors has adopted a resolution indicating that we have the present intention to be engaged in and consider the feasibility, costs, risks, profit potential and such other matters prudent and appropriate for the selection of, and to allow us to become engaged in a business or businesses other than investing, reinvesting, owning, holding or trading in securities, directly or through majority owned subsidiaries, by no later than November 21, 2007.

We were incorporated under the laws of the State of Delaware on November 20, 1990 and, prior to February 1999, operated as an independent natural gas and oil company engaged in the exploration, development, exploitation and acquisition of natural gas and oil reserves in North America. In February 1999, we were placed under involuntary, court ordered bankruptcy protection and emerged from bankruptcy under a Plan of Reorganization (“Plan of Reorganization”) on August 4, 2000. The final decree closing the case became effective December 13, 2001. We have settled all matters relating to our bankruptcy proceeding.

As mandated by the Plan of Reorganization and the bankruptcy court, on September 12, 2001, but effective May 1, 2001, we contributed all of our operating assets and oil and natural gas properties excluding certain cash balances, to Holding LLC. In exchange, we received a non-controlling 50% membership interest in Holding LLC. Gascon Partners (“Gascon”), an entity owned or controlled by Carl C. Icahn, contributed certain assets to Holding LLC in exchange for the remaining 50% managing ownership interest. Effective May 1, 2001, Holding LLC contributed the majority of its assets and liabilities to Operating LLC, a 100% owned subsidiary of Holding LLC. We entered into a management and operating agreement to manage the operations of Operating LLC. In 2005, Gascon sold its managing membership interest in Holding LLC to American Real Estate Partners, L.P. (“AREP”).

NATIONAL ENERGY GROUP, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

AREP concurrently transferred its 50% managing membership interest in Holding LLC to its wholly-owned subsidiary, NEG Oil & Gas.

In August 2003 and November 2004, we entered into agreements to manage the operations of National Onshore and National Offshore, respectively. Both National Onshore and National Offshore were owned by NEG Oil & Gas.

All management agreements were terminated on November 21, 2006.

Until November 21, 2006, due to the substantial uncertainty relating to distributions from Holding LLC, we accounted for our unconsolidated non-controlling 50% interest in Holding LLC as a preferred investment. We recognized income from the accretion of our investment in Holding LLC using the interest method. Our revenues were comprised solely of the accretion of our investment in Holding LLC and fees received for the management of Operating LLC, National Onshore and National Offshore.

2.	Sale of Our Non-controlling Membership in Holding LLC and Termination of Our Management Contracts

Under the purchase option set forth in Section 5.4 of Holding LLC’s Operating Agreement dated as of May 1, 2001 (the “Holding LLC Operating Agreement”), the managing member of Holding LLC was permitted, at any time, in its sole discretion, to redeem our membership interest in Holding LLC at a price equal to the fair market value of such interest determined as if Holding LLC had sold all of its assets for fair market value and liquidated.

On September 7, 2006, we were advised that AREP entered into an Exclusivity Agreement and Letter of Intent (the “Letter of Intent”) with SandRidge Energy, Inc. (“SandRidge”), formerly Riata Energy, Inc, pursuant to which SandRidge would obtain an option to acquire NEG Oil & Gas. At the time of the notice, NEG Oil & Gas was the owner of 50.01% of our common stock and the holder our senior notes. We were advised that the transaction was contingent upon NEG Oil & Gas, the managing member of Holding LLC, exercising its option to purchase our 50% non-managing membership interest in Holding LLC (or the acquisition of our interest in Holding LLC through another mechanism) and termination of our management agreements with Operating LLC, National Onshore and National Offshore. The transaction did not contemplate the acquisition of any of our common stock or the acquisition of our senior notes by SandRidge. We were not a party to the Letter of Intent.

On October 25, 2006, after careful review and evaluation by our previously established Special Committee, consisting of an independent disinterested member of our Board of Directors (the “Special Committee”), who was advised by independent counsel and financial advisors, we entered into an agreement with NEG Oil & Gas and American Real Estate Holdings Limited Partnership (“AREH”) pertaining to the possible purchase of our membership interest in Holding LLC, termination of our previously announced merger agreement (see Note 3), termination of our management agreements and payoff of our senior notes (the “NEG Oil & Gas Agreement”). Consummation of the transactions contemplated in the NEG Oil & Gas Agreement was generally contingent upon completion of AREP’s sale of NEG Oil & Gas to SandRidge.

On November 21, 2006, AREP completed the sale of its interest in NEG Oil & Gas to SandRidge and effective on that date, we entered into the following transactions:

•	NEG Oil & Gas exercised its option to purchase our non-controlling 50% membership interest in Holding LLC for net cash proceeds of approximately $260.8 million;

•	We paid in full the outstanding principal balance and accrued interest on our 10.75% senior notes due October 31, 2007 (the “Senior Notes”) in the aggregate amount of $149.6 million. Such payment was made to AREP O&G Holding LLC (“AREP O&G”), as the holder of the Senior Notes;

•	The liens in favor of NEG Oil & Gas with respect to our membership interest in Holding LLC, and the proceeds thereof, under the Operating LLC credit facility were released and terminated;

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NOTES TO FINANCIAL STATEMENTS — (Continued)

•	Our management agreements pursuant to which we managed the operations of Operating LLC, National Onshore and National Offshore were terminated;

•	The previously announced Agreement and Plan of Merger dated December 7, 2005 (the “Merger Agreement”) among us, NEG Oil & Gas, IPOCO, Inc. and, for certain purposes, AREH, pursuant to which we were to have been merged into IPOCO, Inc in connection with its proposed initial public offering, was terminated (see Note 3);

•	Any assets or property of NEG Oil & Gas and its subsidiaries owned by them but in our possession (including, without limitation, information technology, software and data relevant to the oil and gas operations of NEG Oil & Gas or its subsidiaries) were transferred and delivered to NEG Oil & Gas or its subsidiaries, as designated by NEG Oil & Gas; and

•	Most of our employees became employees of SandRidge, including the following principal officers: Randy Cooley, our chief financial officer, as well as Rick Kirby, Kent Lueders, David Rigby, Jenny Robins, Lori Mauk and Wayne Campbell, each of whom was a vice president. Bob G. Alexander and Philip D. Devlin remained our chief executive officer and vice president, general counsel and secretary, respectively, and our Board of Directors was unchanged. Subsequently, Jon Weber resigned as director and was replaced by Vincent Intrieri and Philip D. Devlin resigned as our general counsel and secretary.

The $260.8 million net proceeds we received for our non-controlling 50% membership interest in Holding LLC was based on the Special Committee’s determination, based on all relevant information and circumstances, that the fair market valuation for Holding LLC’s net assets was $700 million. Such amount was determined in accordance with Section 5.4 of the Holding LLC Operating Agreement, which contemplated a deemed sale by Holding LLC of all of its assets for fair market value followed by its deemed liquidation. In accordance with Article VI of the Holding LLC Operating Agreement, such net fair market valuation was subjected to the distribution protocols set forth therein in order to determine the amount to be distributed to us. In accordance with the distribution protocols, an amount equal to previous priority distributions and guaranteed payments to us, plus applicable interest, was first payable to the managing membership interest holder. Since inception of Holding LLC and through November 21, 2006, we had received priority distributions and guaranteed payments aggregating $150.1 million and the managing membership interest holder had received no distributions from Holding LLC. The fair market value of Holding LLC’s net assets less the priority distributions and the guaranteed payments, plus applicable interest of $28.2 million, was then allocated to the membership interest holders in accordance with the respective capital accounts. As noted above, utilizing the net proceeds to us from the sale of our interest in Holding LLC, we paid in full the outstanding principal balance and accrued interest on our Senior Notes in the aggregate amount of $149.6 million resulting in net proceeds to us from such transactions of approximately $111.2 million.

We received net cash proceeds of approximately $260.8 million for our interest in Holding LLC. This resolved all uncertainties relating to realization of our investment in Holding LLC and we recognized a gain as follows:

Net Proceeds	$260,825,071
Book basis in Holding LLC as of November 21, 2006	(148,637,004)

Gain on sale of Holding LLC	$112,188,067

3.	Termination of Previously Announced Merger Agreement

On December 7, 2005, we, NEG Oil & Gas, NEG IPOCO, Inc., and, for certain purposes, AREH entered into a merger agreement, pursuant to which we agreed to be merged into NEG IPOCO, Inc. NEG Oil & Gas, a wholly owned indirect subsidiary of AREP, was the owner of 50.01% of our common stock.

Upon consummation of the merger with NEG IPOCO Inc., the holders of our common stock were to receive shares of common stock of a new company, NEG IPOCO, Inc. The transaction, which was conditioned upon the

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NOTES TO FINANCIAL STATEMENTS — (Continued)

consummation of an initial public offering of common stock by NEG, Inc., was to have terminated if the merger has not closed by December 1, 2006.

In accordance with the terms of the NEG Oil & Gas Agreement, on November 21, 2006, the Merger Agreement was cancelled.

4.	Significant Accounting Policies

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Cash and Cash Equivalents

Cash and cash equivalents may include demand deposits, short-term commercial paper, and/or money-market investments with maturities of three months or less when purchased. Cash in bank deposit accounts are generally maintained at high credit quality financial institutions and may exceed federally insured limits. As of December 31, 2006 our cash balances exceeded federally insured limits by approximately $88.1 million. We have not experienced any losses in such accounts and do not believe we are exposed to any significant risk of loss.

Accounts Receivable

Prior to November 21, 2006, accounts receivable-affiliates represent amounts due from Operating LLC, National Onshore and National Offshore for unpaid management fees. Subsequent to November 21, 2006 Accounts receivable — affiliates represent amounts due from AREP, the indirect owner of 50.01% of our common stock. Accounts receivable — other represents amounts due from SandRidge. Due to the short-term nature of the account balances, the carrying value approximates market value.

Investment in Holding LLC

In accordance with the terms of the Holding LLC Operating Agreement, prior to the sale of the our membership interest in Holding LLC we received semi-annual Guaranteed payments (“Guaranteed Payments”) from Holding LLC, calculated on an annual interest rate of 10.75% on the outstanding priority amount (the “Priority Amount”). The Priority Amount includes all outstanding debt owed to NEG Oil & Gas, including the amount of our 10.75% Senior Notes (the “Senior Notes”). In addition, we were to receive the Priority Amount as a distribution from Holding LLC on November 6, 2006.

Prior to November 21, 2006, there was substantial uncertainty that we would receive any distribution above the Priority Amount and Guaranteed Payment amounts from Holding LLC. Due to the uncertainty, we accreted our investment in Holding LLC at the implicit rate of interest up to the Guaranteed Payments and Priority Amount expected to be collected through November 2006 (based on the terms of the Holding LLC Operating Agreement), recognizing the accretion income in earnings. Our investment in Holding LLC would have been reduced to zero upon our collection of the Priority Amount. Due to the substantial uncertainty that we would receive any distribution in excess of the Priority Amount and Guaranteed Payment Amounts from Holding LLC, we did not record any income or recognize an asset related to our residual equity interest until such time that NEG Oil & Gas had received its contractually required distributions from Holding LLC. We accounted for our residual equity investment in Holding LLC in accordance with Accounting Principles Board Opinion No. 18 “the Equity Method of Accounting for Investments in Common Stock” (“APB 18”).

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NOTES TO FINANCIAL STATEMENTS — (Continued)

Quarterly we evaluated the propriety of the carrying amount of our investment in Holding LLC to determine whether current events or circumstances warranted adjustments to the carrying value for any other than temporary impairment and/or revisions to accretion of income.

On November 21, 2006 NEG Oil & Gas exercised its option to redeem our interest in Holding LLC for net proceeds of $260.8 million. The sale resolved all uncertainties regarding realizability of our investment in Holding LLC and we recognized a gain of $112.2 million on the sale.

Income Taxes

Deferred tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilities and are measured using enacted tax rates. The effect on deferred tax assets and liabilities of a change in tax rate is recognized in the period that includes the enactment date. The measurement of deferred tax assets is adjusted by a valuation allowance, if necessary, to recognize the extent to which, based on available evidence, the future tax benefits more likely than not will be realized.

Financial Instruments

See Note 6 for disclosure of the fair value of borrowings under our 10.75% Senior Notes.

At December 31, 2005 and 2006, the carrying value of our accounts receivable and payable approximates fair value due to the short term nature of these financial instruments.

Earnings (Loss) Per Share

Earnings (loss) per share is computed in accordance with Financial Accounting Standards Board Statement (“SFAS”) No. 128, Earnings per Share. Basic earnings per share data is computed by dividing net income (loss) applicable to common stock by the weighted average number of common shares outstanding and excludes any dilutive effects of options, warrants, and convertible securities. We have no potentially dilutive securities outstanding for any years presented, therefore, both basic and diluted income per share are identical for all years.

Comprehensive Income

Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. There were no differences between net earnings and total comprehensive income in 2004, 2005 or 2006.

401-K Plan

We maintain a 401-K plan for the benefit of our employees and match employee contributions, subject to certain limitations. Each qualified employee may contribute up to 10% of base salary, on a pre-tax basis, to the 401-K plan and we will match 50% of the employee’s contribution. For the years ended December 31, 2004, 2005 and 2006, our matching contributions were approximately $0.2 million, $0.2 million and $0.2 million, respectively.

Related Parties

Until November 21, 2006, NEG Oil & Gas owned 50.01% of our outstanding common stock and was a wholly-owned subsidiary of American Real Estate Partners, LP (“AREP”), which owns 99% of American Real Estate Holdings Limited Partnership (“AREH”). As of November 21, 2006, 50.01% of our common stock was transferred from NEG Oil & Gas to AREP O&G, an indirect wholly-owned subsidiary of AREP. The general partner of AREP and AREH, American Property Investors, Inc. (“API”), is indirectly wholly owned by Carl C. Icahn. As such, we may be deemed to be controlled by an affiliate of Mr. Icahn and his affiliated entities. Certain members of our Board of Directors have affiliations with various affiliates of AREH, including Arnos Corp. (“Arnos”), High River Limited

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NOTES TO FINANCIAL STATEMENTS — (Continued)

Partnership (“High River”), AREP, which owns 99% of AREH, API, High Coast Limited partnership (“High Coast”), Cadus Pharmaceutical Corporation (“Cadus”) Greenville Holding LLC (“Greenville”), Icahn Management LP (“Icahn Management”), Philip Services Corporation (“Philip”), American Railcar Industries, Inc. (“ARI”), XO Holdings, Inc. (“XO”), Viskase Companies, Inc. (“Viskase”) and Lear Corporation (“Lear”). Mr. Martin L. Hirsch, who was formerly one of our directors, was also formerly a director and the Executive Vice President of API. Mr. Robert J. Mitchell, one of our directors, was an employee of affiliates of Arnos and High River, before he retired effective November 1, 2004. Mr. Jack G. Wasserman, also one of our directors, is a member of the Board of Directors for both API and Cadus and a member of the API Audit Committee. Mr. Vincent Intrieri, also one of our directors, effective December 27, 2006, is a member of the Board of Directors of each of API, ARI, XO, Viskase and Lear, and an executive officer of each of High River, Icahn Management and Philip. Mr. Icahn is the largest single shareholder of Cadus, ARI, XO, Viskase, and Lear. High Coast, High River, API, Greenville, AREP, AREH, Arnos, Icahn Management and Philip are entities affiliated with Mr. Icahn. On February 15, 2007, the Board of Directors appointed Mr. Hillel Moerman as our Chief Financial Officer, effective January 31, 2007. Mr. Moerman is the Chief Financial Officer of API and AREP.

Recent Accounting Pronouncements

In July 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement 109 (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return, including issues relating to financial statement recognition and measurement. FIN 48 provides that the tax effects from an uncertain tax position can be recognized in the financial statements only if the position is “more-likely-than-not” of being sustained if the position were to be challenged by a taxing authority. The assessment of the tax position is based solely on the technical merits of the position, without regard to the likelihood that the tax position may be challenged. If an uncertain tax position meets the “more-likely-than-not” threshold, the largest amount of tax benefit that is greater than 50 percent likely of being recognized upon ultimate settlement with the taxing authority, is recorded. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. We have not completed our evaluation of the impact of adopting FIN 48 and, as a result, we are not able to estimate the effect the adoption will have on our financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value under Generally Accepted Accounting Principles and requires enhanced disclosures about fair value measurements. It does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 will not have a material impact on the Company.

In September 2006, the FASB issued SFAS No. 158 “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans.” This Statement amends Statement No. 87, FASB Statement No. 88, Employers’ Accounting for Settlement and Curtailments of Defined Benefit Pension Plans and for Termination Benefits, Statement 106, and FASB Statement No. 132 (revised 2003), Employers’ Disclosures about Pensions and Other Postretirement Benefits, and other related accounting literature. SFAS No. 158 requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in the funded status in the year in which the changes occur through comprehensive income. This Statement also requires employers to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. Employers with publicly traded equity securities are required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. We currently have no defined benefit or other post retirement plans subject to this standard.

In September 2006, the SEC issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108

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NOTES TO FINANCIAL STATEMENTS — (Continued)

provides guidance on how to evaluate prior period financial statement misstatements for purposes of assessing their materiality in the current period. If the prior period effect is material to the current period, then the prior period is required to be corrected. Correcting prior year financial statements would not require an amendment of prior year financial statements, but such corrections would be made the next time the Company files the prior year financial statements. Upon adoption, SAB 108 allows a one-time transitional cumulative effect adjustment to retained earnings for corrections of prior period misstatements required under this statement. SAB 108 is effective for fiscal years ending after November 15, 2006. The adoption of SAB 108 did not have a material effect on the Company’s consolidated financial statements.

In February 2007, the FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115 (“SFAS 159”). The fair value option established by SFAS 159 permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity will report unrealized gains and losses on items for which the fair value option has been elected in earnings (or another performance indicator if the business entity does not report earnings) at each subsequent reporting date. The fair value option: (a) may be applied instrument by instrument, with a few exceptions, such as investments otherwise accounted for by the equity method; (b) is irrevocable (unless a new election date occurs); and (c) is applied only to entire instruments and not to portions of instruments. FASB No. 159 is effective as of the beginning of fiscal years beginning after November 15, 2007. The adoption of SFAS 159 is not expected to be material to the Company’s financial statements.

Reclassifications

Certain reclassifications have been made to prior periods’ financial statements to conform to the current presentation.

4.	Management Agreements

Prior to November 21, 2006, the management and operation of Operating LLC was undertaken by us pursuant to a management agreement which we entered into with Operating LLC, effective May 1, 2001, as amended from time to time. However, neither our management nor directors controlled the strategic direction of Operating LLC’s oil and natural gas business, including oil and natural gas drilling and capital investments, which were controlled by the managing member of Holding LLC (NEG Oil & Gas). The Operating LLC management agreement provided that we would manage Operating LLC’s oil and natural gas assets and business until the earlier of November 1, 2006 (subsequently amended to December 15, 2006), or such time as Operating LLC no longer owns any of the managed oil and natural gas properties. Our employees conducted the day-to-day operations of Operating LLC’s oil and natural gas business, and all costs and expenses incurred in the operation of the oil and natural gas properties were borne by Operating LLC, although the management agreement provided that the salary of our Chief Executive Officer was to be 70% attributable to the managed oil and natural gas properties, and the salaries of each of the General Counsel and Chief Financial Officer was 20% attributable to the managed oil and natural gas properties. In exchange for our management services, Operating LLC paid us a management fee equal to 115% of the actual direct and indirect administrative and reasonable overhead costs that we incurred in operating the oil and natural gas properties. Operating LLC agreed to indemnify us to the extent we incurred any liabilities in connection with our operation of the assets and properties of Operating LLC, except to the extent of our gross negligence or misconduct. We recorded $6.2 million, $5.6 million and $6.4 million in management fee income for the years ended December 31, 2004, 2005, and 2006, respectively under this agreement.

The Operating LLC management agreement was terminated on November 21, 2006.

The National Onshore Management Agreement

On August 28, 2003, we entered into a management agreement whereby we managed the oil and natural gas business of National Onshore until November 21, 2006. The National Onshore management agreement was entered

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NOTES TO FINANCIAL STATEMENTS — (Continued)

in connection with a plan of reorganization for National Onshore proposed by Thornwood Associates LP, an entity affiliated with Carl C. Icahn (the “National Onshore Plan”). On August 28, 2003, the United States Bankruptcy Court, Southern District of Texas, issued an order confirming the National Onshore Plan. NEG Oil & Gas owned all of National Onshore, which was engaged in the exploration, production and transmission of oil and natural gas, primarily in South Texas, including the Eagle Bay field in Galveston Bay, Texas and the Southwest Bonus field located in Wharton County, Texas. Bob G. Alexander and Philip D. Devlin, our President and CEO, and our former Vice President, Secretary and General Counsel, respectively, served on the National Onshore Board of Directors and acted as the two principal officers of National Onshore and its subsidiaries, Galveston Bay Pipeline Corporation and Galveston Bay Processing Corporation. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Onshore and its subsidiaries.

The National Onshore management agreement provided that we were to be responsible for and have authority with respect to all of the day-to-day management of National Onshore’s business, but we did not function as a Disbursing Agent as such term is defined in the National Onshore Plan. As consideration for our services in managing the National Onshore business, the National Onshore management agreement provided that we receive a monthly fee of $312,500 plus the direct cost of any related field personnel. We recorded $4.7 million, $4.8 million and $4.3 million in management fee income for the years ended December 31, 2004, 2005 and 2006, respectively, under this agreement.

The National Onshore management agreement was terminated on November 21, 2006.

The National Offshore Management Agreement

On November 3, 2004, the United States Bankruptcy Court for the Southern District of Texas issued an order effective November 16, 2004 confirming a plan of reorganization for National Offshore (the “National Offshore Plan”). In connection with the Bankruptcy Court’s order confirming the National Offshore Plan, we entered into a management agreement with National Offshore to manage its oil and natural gas business until November 21, 2006. NEG Oil & Gas owned all of National Offshore, which was engaged in the exploration, production and transmission of natural gas and oil, primarily in the Gulf Coast and the Gulf of Mexico. Bob G. Alexander, our President and CEO, served on the National Offshore Board of Directors and acted as National Offshore’s President. Philip D. Devlin, our former Vice President, General Counsel and Secretary, served on the National Offshore Board of Directors and acted as National Offshore’s Vice President and Secretary. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Offshore. In exchange for our management services, the National Offshore management agreement provided that we are to be paid a monthly fee equal to 115% of the actual direct and indirect administrative overhead costs that we incurred in operating and administering the National Offshore oil and natural gas properties. We recorded $0.7 million, $4.2 million and $4.8 million in management fee income for the years ended December 31, 2004, 2005 and 2006, respectively, under this agreement.

The National Offshore management agreement was terminated on November 21, 2006.

5.	Credit Facility/Pledge of Our Membership Interest in Holding, LLC

On December 22, 2005, NEG Oil & Gas entered into a credit agreement, dated as of December 20, 2005, with Citicorp USA, Inc., as administrative agent, Bear Stearns Corporate Lending Inc., as syndication agent, and other lender parties thereto (the “NEG O&G Credit Facility”). The NEG O&G Credit Facility was secured by substantially all the assets of NEG Oil & Gas and its subsidiaries had a five-year term and permitted payments and reborrowings subject to a borrowing base calculation based on the proved oil and gas reserves of NEG Oil & Gas and its subsidiaries. Under the NEG O&G Credit Facility, NEG Oil & Gas was permitted to borrow up to $500 million, and the initial borrowing base was set at $335 million.

NEG Oil & Gas used a portion of the initial $300 million funding under the NEG O&G Credit Facility to purchase the Mizuho indebtedness of $130.9 million plus accrued interest of $1.5 million subject to the Credit

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NOTES TO FINANCIAL STATEMENTS — (Continued)

Agreement, pursuant to which we had previously pledged our interest in Holding LLC as collateral. Similarly, Holding LLC had previously pledged as collateral under the Credit Agreement its 100% equity interest in Operating LLC, and Operating LLC had previously pledged as collateral its oil and natural gas properties, equipment, inventory, contracts, fixtures and proceeds related to its oil and natural gas business.

Also, on December 22, 2005, as part of NEG Oil & Gas’ purchase of the Mizuho facility, Operating LLC entered into an Amended and Restated Credit Agreement, dated as of December 20, 2005, with NEG Oil & Gas as the successor to the lenders under the Credit Agreement and Citicorp USA, Inc. as collateral agent (the “Restated Credit Agreement”). By purchasing the Credit Agreement, NEG Oil & Gas was the successor in interest to the pledge agreements and irrevocable proxies dated as of December 29, 2003 signed by each of Holding LLC, Operating LLC and us in favor of the former lenders under the Credit Agreement. Pursuant to the terms of the Restated Credit Agreement, Operating LLC and Holding LLC executed and delivered to NEG Oil & Gas affirmations of their obligations under their respective pledge agreements. NEG Oil & Gas pledged all of its rights under the Credit Agreement to the new lenders of the NEG Oil & Gas Credit Facility, including the collateral securing Operating LLC’s original obligations to such lenders.

The Restated Credit Agreement provided for a loan commitment amount of up to $180 million, including a letter of credit commitment of up to $1.0 million, subject to certain borrowing base and other limitation. At December 22, 2005, Operating LLC owed approximately $132.4 million under the Restated Credit Agreement and had no outstanding letters of credit. The Restated Credit Agreement also required, among other things, maintenance of certain financial ratios, including the maintenance of a minimum interest coverage, a current ratio, and a minimum tangible net worth. Other than the pledge of our equity interest in Holding LLC described above, we were not a party to the Restated Credit Agreement.

Generally, draws made under the Credit Agreement or Restated Credit Agreement were made to fund working capital requirements, acquisitions and capital expenditures. During the period January 1, 2006 through November 21, 2006, Operating LLC’s outstanding balance was $132.4 million.

Pledge of Our Membership Interest in Holding LLC

We are not a party to any credit facility. Prior to November 21, 2006, our membership interest in Holding LLC was pledged to secure borrowings under the NEG Oil & Gas credit facility described below. In connection with the sale of our interest in holding LLC on November 21, 2006, the lien on our membership interest in Holding LLC and any proceeds thereon was cancelled and terminated.

6.	Senior Notes Due 2006

Upon confirmation of the Joint Plan, the Senior Notes were held in their entirety by Arnos and its affiliates. Effective June 30, 2005, the Senior Notes were held by NEG Oil & Gas. In November 2006, the Senior Notes were transferred to AREP Oil & Gas, LLC, an indirect wholly-owned subsidiary of AREP.

The Senior Notes bore interest at an annual rate of 10.75%, payable semiannually in arrears on May 1 and November 1 of each year and originally matured in November 2006. On March 16, 2006, we entered into a supplemental indenture with NEG Oil & Gas, as holder of the Senior Notes, to extend the due date of the Senior Notes to April 1, 2007. On June 19, 2006, the due date was further extended to October 31, 2007. The Senior Notes were senior, unsecured obligations that rank pari passu with all of our existing and future senior indebtedness, and senior in right of payment to all future subordinated indebtedness that we may incur. Subject to certain limitations set forth in the indenture covering the Senior Notes (the “Indenture”), we and our subsidiaries may incur additional senior indebtedness and other indebtedness.

The Indenture contained certain covenants limiting us with respect to the following: (i) asset sales; (ii) restricted payments; (iii) the incurrence of additional indebtedness and the issuance of certain redeemable

NATIONAL ENERGY GROUP, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

preferred stock; (iv) liens; (v) sale and leaseback transactions; (vi) lines of business; (vii) dividend and other payment restrictions affecting subsidiaries; (viii) mergers and consolidations; and (ix) transactions with affiliates.

In August 2001, we redeemed both $16.4 million of principal outstanding under the senior note obligations and $4.8 million of long-term interest payable on the Senior Notes for cash consideration of $10.5 million. We paid two Arnos affiliates approximately $0.4 million in current interest on the redeemed senior note obligations at the date of redemption related to interest owed from the last semi-annual interest payment date of May 1, 2001, to the date of redemption. As this was a partial redemption of the Senior Notes, it has been accounted for as a modification of terms that changes the amounts of future cash payments. Accordingly, the excess of redeemed principal and interest over the redemption payment of $10.5 million was amortized as a reduction to interest expense over the remaining life of the Senior Notes.

The Senior Notes, plus accrued interest was paid in full on November 21, 2006.

7.	Commitments and Contingencies

On January 22, 2007, based on the approval by our board of directors and our compensation committee, we entered into a one year employment agreement with Bob. G. Alexander, effective as of November 22, 2006 (the “Effective Date”). The agreement reflects Mr. Alexander’s continuing employment as Chairman of the Board, President and Chief Executive Officer and Secretary, and his service in other positions for affiliates of the Company, at an annual base salary of $1,000,000. Under the terms of the agreement, Mr. Alexander is eligible to receive bonus compensation in an amount determined by the Board of Directors of the Company from time to time. In addition, Mr. Alexander is entitled to participate in employee benefit plans of the Company. The agreement is subject to earlier termination based on disability, death, termination by the Company with or without cause, change of control (as defined therein) or voluntary termination by Mr. Alexander with or without good reason. If Mr. Alexander’s employment is terminated by the Company without cause, upon a change of control or upon his death, the Company will pay Mr. Alexander or his estate, as the case may be, a lump sum severance payment equal to the amount of base salary and bonus, if any, that would have been paid to him if he had remained employed by the Company throughout the term of the employment agreement. Mr. Alexander has agreed to certain confidentiality, non-solicitation and non-competition covenants that begin on the Effective Date and extend for various periods beyond termination of his employment, except that the non-competition covenant terminates in the event that Mr. Alexander is terminated without cause or upon a change of control.

We lease office space under an operating lease. Rental expense charged to operations was approximately $628,000, $683,000 and $693,980 during the years ended December 31, 2004, 2005 and 2006, respectively. Minimum lease payments under future operating lease commitments at December 31, 2006, is $568,003 which is payable in 2007.

We are not a party to any material pending legal proceedings. Our Joint Plan became effective August 4, 2000, at which time we emerged from bankruptcy with the authority to conduct our business operations without Bankruptcy Court approval.

8.	Investment in Holding LLC

Our investment in Holding LLC was recorded as a preferred investment. The initial investment was recorded at historical carrying value of the net assets contributed with no gain or loss recognized on the transfer.

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NOTES TO FINANCIAL STATEMENTS — (Continued)

The following is a summary income statement for Holding LLC for the years ended December 31, 2004 and 2005 and for the period January 1, 2006-November 21, 2006.

			Period from
			January 1 to
	Year Ended December 31,		November 21,
	2004	2005	2006

Total revenues	$79,621,556	$88,426,341	$165,477,836
Total cost and expenses	(48,207,118)	(66,023,312)	(67,171,165)

Operating income	31,414,438	22,403,029	98,306,671
Other income (expense)	(2,291,924)	(1,311,872)	(6,784,172)

Net income before tax	29,122,514	21,091,157	91,522,499
Provision for income taxes	—	—	(1,479,933)

Net income	$29,122,514	$21,091,157	$90,042,566

Holding LLC was formed in August, 2000 pursuant to our plan of reorganization. In September, 2001 we contributed oil and natural gas properties in exchange for Holding LLC’s obligation to pay us the Guaranteed Payments and Priority Amount. We also received a 50% membership interest in Holding LLC. Gascon (currently NEG Oil & Gas) contributed oil and natural gas assets and cash in exchange for future payments and a 50% membership interest in Holding LLC. The Holding LLC Operating Agreement requires payment of the Guaranteed Payments and Priority Amount to us in order to pay interest on senior debt and the principal amount of the debt of $148.6 million in November 2006 (based on the terms of the Holding LLC Operating Agreement). After we receive the Guaranteed Payments and Priority Amount that total approximately $300 million (which includes the $148.6 million), the Holding LLC Operating Agreement requires the distribution of an equal amount to NEG Oil & Gas. Holding LLC is contractually obligated to make the Guaranteed Payments and Priority Amount distributions to us and NEG Oil & Gas before any distributions can be made to the membership interest.

We originally recorded our investment in Holding LLC at the historical cost of the oil and natural gas properties contributed to Holding LLC. In evaluating the appropriate accounting to be applied to this investment, we anticipated that we would collect the Guaranteed Payments and Priority Amount. However, based on cash flow projections prepared by the management of Holding LLC and its reserve engineers, there was substantial uncertainty that there would be any residual value in Holding LLC subsequent to the payment of the amounts required to be paid to NEG Oil & Gas. Due to this uncertainty, we accreted our investment in Holding LLC at the implicit rate of interest up to the Guaranteed Payments and Priority Amount, recognizing the accretion income in earnings. Receipt of Guaranteed Payments and the Priority Amount were recorded as reductions in the investment in Holding LLC. The investment in Holding LLC was evaluated quarterly for other than temporary impairment. We do not record any income or recognize an asset related to our residual equity interest until such time that NEG Oil & Gas had received its contractually required distributions from Holding LLC. We accounted for our residual equity investment in Holding LLC in accordance with Accounting Principles Board Opinion No. 18 “The Equity Method of Accounting for Investments in Common Stock” (“APB 18”).

The following is a rollforward of the Investment in Holding LLC as of December 31, 2005 and 2006:

	2005	2006

Investment in Holding LLC at beginning of year	$87,799,748	$116,127,681
Guaranteed Payment from Holding LLC	(15,978,478)	(15,978,476)
Accretion of investment in Holding LLC	44,306,411	48,487,799
Sale of membership interest	—	(148,637,004)

Investment in Holding LLC at end of year	$116,127,681	$—

NATIONAL ENERGY GROUP, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

The Holding LLC Operating Agreement required that distributions were to be made to both our Company and NEG Oil & Gas as follows:

1. Guaranteed payments were to be paid to us, calculated on an annual interest rate of 10.75% on the outstanding priority amount. The Priority Amount included all outstanding debt owed to NEG Oil & Gas, including the amount of our 10.75% Senior Notes. As of November 21, 2006, immediately prior to the exercise of NEG Oil & Gas’ option to purchase our membership interest in Holding LLC, the Priority Amount was $148.6 million. The Guaranteed Payments were made on a semi-annual basis.

2. The Priority Amount was to be paid to us by November 6, 2006.

3. An amount equal to the Priority Amount and all Guaranteed Payments paid to us, plus any additional capital contributions made by NEG Oil & Gas, less any distributions previously made by Holding LLC to NEG Oil & Gas, was to be paid to NEG Oil & Gas.

4. An amount equal to the aggregate annual interest (calculated at prime plus 1/2% on the sum of the Guaranteed Payments), plus any unpaid interest for prior years (calculated at prime plus 1/2% on the sum of the Guaranteed Payments), less any distributions previously made by Holding LLC to NEG Oil & Gas, was to be paid to NEG Oil & Gas.

5. After the above distributions were made, any additional distributions were to be made in accordance with the ratio of NEG Oil & Gas and our respective capital accounts (as defined in the Holding LLC Operating Agreement).

9.	Stockholders’ Equity

Common Stock

Holders of common stock are entitled to one vote for each share held of record on all matters voted on by stockholders. The shares of the common stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the common stock voting for the election of the directors can elect all of the directors to be elected by holders of the common stock, in which event the holders of the remaining shares of common stock will not be able to elect any director. Upon any liquidation, dissolution, or winding-up of our affairs, holders of the common stock would be entitled to receive, pro rata, all of our assets available for distribution to stockholders, after payment of any liquidation preference of any Preferred Stock that may be issued and outstanding at the time. Holders of the common stock have no subscription, redemption, sinking fund, or preemptive rights. We have only paid one cash dividend in association with the sale of Holding LLC on our common stock and we do not expect to declare cash dividends in the foreseeable future.

Under terms of the Plan of Reorganization, each holder of common stock received one share of stock in the reorganized Company for every seven shares cancelled as a result of the reorganization. The new certificates were issued pursuant to a registration exemption under Section 1145 of the United States Bankruptcy Code and include a restrictive legend mandated by the Plan of Reorganization which prohibits transactions in our common stock by anyone who is or will become, as a result of any such transaction, a “5 percent shareholder” within the meaning of Section 382 of the Internal Revenue Code. All information relating to shares of common stock for periods prior to confirmation of the Plan of Reorganization have been restated to reflect the effects of this reverse stock split.

NATIONAL ENERGY GROUP, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

10.	Income Taxes

The (provision) benefit for U.S. federal income taxes attributable to continuing operations is as follows:

	Year Ended December 31,
	2004	2005	2006

Current	$—	$(151,270)	$(27,566,444)
Deferred	(6,663,834)	(4,701,083)	(14,547,462)

	$(6,663,834)	$(4,852,353)	$(42,113,906)

The reconciliation of income taxes computed at the U.S. federal statutory tax rates to the benefit for income taxes on income from continuing operations is as follows:

	Year Ended December 31,
	2004	2005	2006

Income tax expense at statutory rate	$(7,332,045)	$(10,544,266)	$(50,950,632)
Reversal of valuation allowance on deferred tax assets	1,286,986	5,709,342	8,878,582
Other	(618,775)	(17,429)	(41,856)

	$(6,663,834)	$(4,852,353)	$(42,113,906)

The computation of the net deferred tax asset (liability) is as follows:

	December 31,
	2005	2006

Deferred tax assets related to:
Investment in Holding LLC	$—	$—
Net operating loss carryforwards	29,375,108	—
AMT credit carryforwards	759,467	—
Other, net	594,445	—

	30,729,020	—
Less valuation allowance	(8,878,582)	—

	$21,850,438	$—

Deferred tax liabilities related to:
Investment in Holding LLC	(7,303,588)	—
Property, plant and equipment	(6,404)	(7,016)

Total deferred tax liabilities	(7,309,992)	(7,016)

Net deferred tax assets/(liabilities)	$14,540,446	$(7,016)

As of December 31, 2005, we had established a valuation allowance of approximately $8.9 million due to the uncertainty that we would generate enough future taxable income in order to utilize all of our deferred tax assets. During the year ended December 31, 2006, we generated enough taxable income, primarily from the gain on sale of our interest in Holding LLC, to utilize all of its net operating loss carryforwards, and as of December 31, 2006 we have no remaining deferred tax assets. Accordingly, during the year ended December 31, 2006, the valuation allowance of $8.9 million was also reversed.

NATIONAL ENERGY GROUP, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

11.	Subsequent Events

On February 15, 2007, we paid a one-time dividend to stockholders of record as of the close of business on February 1, 2007 in the amount of $3.31 per share, or $37.0 million in the aggregate. After giving effect to such dividend, our cash balances as of February 15, 2007 was approximately $51.2 million.

12.	Quarterly Financial Results (Unaudited)

Our operating results for each quarter of 2005 and 2006 are summarized below (in thousands, except per share data).

	Three Months Ended
	March 31	June 30	September 30	December 31

Year ended December 31, 2005:
Total revenues	$13,178	$13,814	$15,248	$16,731

Total costs and expenses	$6,540	$6,391	$7,187	$8,727

Net income	$4,315	$4,825	$5,240	$10,894

Per common share:
Net income	$0.39	$0.43	$0.47	$0.97

Year ended December 31, 2006:
Total revenues	$18,695	$17,659	$19,676	$120,730

Total costs and expenses	$9,611	$6,749	$7,583	$7,244

Net income	$5,904	$7,071	$16,728	$73,756

Per common share:
Net income	$0.53	$0.63	$1.49	$6.60

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Members
NEG Holding LLC

We have audited the accompanying consolidated balance sheets of NEG Holding LLC (the “Company”) and subsidiary as of December 31, 2005 and November 21, 2006, and the related consolidated statements of operations, members’ equity and cash flows for each of the two years ended December 31, 2005 and for the period January 1, 2006 through November 21, 2006. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NEG Holding LLC and subsidiary as of December 31, 2005 and November 21, 2006, and the results of their operations and their cash flows for the each of the years ended December 31, 2004 and 2005 and for the period January 1, 2006 though November 21, 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/  GRANT THORNTON LLP

Houston, Texas
March 2, 2007

NEG HOLDING LLC AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET

	December 31,	November 21,
	2005	2006

ASSETS
Current assets:
Cash and cash equivalents	$25,680,447	$6,465,681
Accounts receivable — oil and natural gas sales	32,971,655	20,211,759
Accounts receivable — joint interest and other (net of allowance of $104,000 in 2005 and 2006)	933,366	4,621,790
Notes receivable — other (net of allowance of $1,259,000 in 2005 and 2006)	10,176	8,948
Drilling prepayments	2,411,011	2,341,105
Other	4,127,339	3,137,570

Total current assets	66,133,994	36,786,853
Oil and natural gas properties, at cost (full cost method):
Subject to ceiling limitation	693,826,614	802,664,581
Accumulated depreciation, depletion, and amortization	375,460,827	410,146,867

Net oil and natural gas properties	318,365,787	392,517,714
Other property and equipment	5,476,230	5,681,863
Accumulated depreciation	4,395,827	4,711,014

Net other property and equipment	1,080,403	970,849
Other long term assets	12,803	12,803

Total assets	$385,592,987	$430,288,219

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities:
Accounts payable — trade	$7,002,735	$17,235,428
Accounts payable — related party	723,039	7,289,238
Accounts payable — revenue	6,990,277	6,307,158
Advance payable — affiliate	1,500,000	—
Prepayments from partners	73,583	510,247
Other	265,722	95,327
Accrued interest — related party	266,093	4,459,506
Derivative financial instruments	38,404,009	131,137

Total current liabilities	55,225,458	36,028,041
Long term liabilities:
Gas balancing	904,964	904,964
Credit facility — related party	132,357,634	132,357,634
Asset retirement obligation	3,729,200	4,605,027
Derivative financial instruments	14,081,645	1,554,444
Deferred income tax liability	—	1,479,933
Commitments and contingencies
Members’ equity	179,294,086	253,358,176

Total liabilities and members’ equity	$385,592,987	$430,288,219

The accompanying notes are an integral part of these financial statements

NEG HOLDING LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

			For the Period
			January 1, 2006
			through
	Year Ended December 31,		November 21,
	2004	2005	2006

Revenues:
Oil and natural gas sales — gross	$85,091,674	$123,659,406	$110,707,722
Unrealized derivative gain (loss)	(7,520,383)	(38,369,796)	50,800,074
Field operations	326,960	401,035	476,498
Plant operations	1,723,305	2,735,696	3,493,542

Total revenue	79,621,556	88,426,341	165,477,836
Costs and expenses:
Lease operating	14,399,433	18,502,854	17,672,640
Field operations	334,443	390,395	421,857
Plant operations	680,066	916,996	1,228,443
Oil and natural gas production taxes	5,732,265	8,482,417	8,751,394
Depreciation, depletion and amortization	21,385,529	32,377,328	35,093,047
Accretion of asset retirement obligation	261,471	265,319	256,405
Amortization of loan cost	494,386	1,147,783	—
General and administrative	4,919,525	3,940,220	3,747,379

Total costs and expenses	48,207,118	66,023,312	67,171,165

Operating income	31,414,438	22,403,029	98,306,671
Other income (expense):
Interest expense	(2,222,009)	(6,085,899)	(126,352)
Interest income and other, net	299,327	645,996	2,395,195
Interest expense — related party	—	(266,093)	(9,053,015)
Interest income from affiliate	149,650	—	—
Gain (loss) on equity method investment	(518,892)	4,394,124	—

Income before income taxes	29,122,514	21,091,157	91,522,499
Provision for income taxes	—	—	(1,479,933)

Net income	$29,122,514	$21,091,157	$90,042,566

The accompanying notes are an integral part of these financial statements

NEG HOLDING LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

			For the Period
			January 1, 2006
			through
	Year Ended December 31,		November 21,
	2004	2005	2006

Operating Activities
Net income	$29,122,514	$21,091,157	$90,042,566
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	21,385,529	32,377,328	35,093,047
Change in fair value of derivative contracts	7,520,383	38,369,796	(50,800,074)
Gain on sale of assets	(6,136)	(8,553)	(2,181)
Deferred income taxes	—	—	1,479,933
Equity in (gain) loss on investment	518,892	(4,394,124)	—
Accretion of asset retirement obligation	261,471	265,319	256,405
Provision for doubtful account	790,000	469,037	—
Amortization of note costs	494,386	1,147,783	—
Changes in operating assets and liabilities:
Accounts receivable	(5,078,989)	(15,067,889)	9,071,472
Notes receivable	(1,258,198)	3,098,420	1,228
Drilling prepayments	248,758	(1,552,897)	69,906
Derivative broker deposit	1,700,000	—	—
Other current assets	(2,086,257)	(1,965,266)	989,769
Accounts payable and accrued liabilities	8,017,822	2,063,119	19,075,456

Net cash provided by operating activities	61,630,175	75,893,230	105,277,527

Investing Activities
Oil and natural gas exploration and development expenditures	(67,487,412)	(120,738,756)	(108,237,994)
Purchases of other property and equipment	(245,250)	(497,923)	(317,471)
Proceeds from sales of oil and natural gas properties	1,202,263	274,365	—
Proceeds from equity investment sale	—	7,227,070	—
Sale of oil and gas properties	—	—	19,448
Sale of other property and equipment	—	11,935	22,200
Equity investment	(1,200,000)	(453,837)	—

Net cash used in investing activities	(67,730,399)	(114,177,146)	(108,513,817)
Financing Activities
Proceeds from Mizuho credit facility	8,000,000	79,100,000	—
Loan issuance costs	(439,890)	(40,000)	—
Guaranteed Payment to member	(15,978,478)	(15,978,478)	(15,978,476)

Net cash provided by (used in) financing activities	(8,418,368)	63,081,522	(15,978,476)

Increase (decrease) in cash and cash equivalents	(14,518,592)	24,797,606	(19,214,766)
Cash and cash equivalents at beginning of period	15,401,433	882,841	25,680,447

Cash and cash equivalents at end of period	$882,841	$25,680,447	$6,465,681

Supplemental Cash Flow Information
Interest paid in cash	$1,713,136	$4,715,895	$4,985,954

The accompanying notes are an integral part of these financial statements

NEG HOLDING LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF MEMBERS’ EQUITY

Balance at December 31, 2003	$161,037,371
Guaranteed Payment to member	(15,978,478)
Net income	29,122,514

Balance at December 31, 2004	174,181,407
Guaranteed Payment to member	(15,978,478)
Net income	21,091,157

Balance at December 31, 2005	179,294,086
Guaranteed Payment to member	(15,978,476)
Net income	90,042,566

Balance at November 21, 2006	$253,358,176

The accompanying notes are an integral part of these financial statements

NEG HOLDING LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
November 21, 2006

1.	Basis of Presentation and Background

Pursuant to Securities and Exchange Commission Regulation SX Rule 3-09, NEG Holding LLC, (the “Company”) is deemed to be a significant, unconsolidated subsidiary of National Energy Group, Inc. (“NEG”). Consequently the financial statements of the Company are presented as of December 31, 2005 and November 21, 2006 (the date of disposition by NEG) and for the years ended December 31, 2004, 2005 and the period January 1, 2006 through November 21, 2006.

The Company, a Delaware limited liability company, was formed in August 2000. Start up costs of the Company were incurred by Gascon Partners (“Gascon”) and were not significant. No other activity occurred from August 2000 until the Members’ contributions in September 2001. In exchange for an initial 50% non-managing membership interest in the Company, on September 12, 2001, but effective as of May 1, 2001, NEG contributed to the Company all of its operating assets and oil and natural gas properties. In exchange for its initial 50% managing membership interest in the Company, Gascon contributed its sole membership interest in Shana National LLC, an oil and natural gas producing company, and cash, including a $10.9 million Revolving Note issued to Arnos Corp. (“Arnos”), evidencing the borrowings under the NEG revolving credit facility. In connection with the foregoing, the Company initially owns 100% of the membership interest in NEG Operating LLC (“Operating LLC”), a Delaware limited liability company. NEG Oil & Gas LLC (“NEG Oil & Gas”) is currently the managing member of the Company. All of the oil and natural gas assets contributed by NEG and all of the oil and natural gas assets associated with Gascon’s contribution to the Company were transferred from the Company to Operating LLC on September 12, 2001, but effective as of May 1, 2001. Allocation of membership interest in the Company was based principally on the estimated fair value of the assets contributed as of May 1, 2001, with each member contributing assets of equal fair value. The following summarizes the historical book carrying value of the net assets contributed as of September 1, 2001.

	National Energy
	Group, Inc.	Gascon	Total

Current assets	$11,535,745	$97,183,477	$108,719,222
Net oil and natural gas properties	84,983,139	30,573,625	115,556,764
Hedge assets	4,807,689	—	4,807,689
Intercompany receivable	—	4,783,737	4,783,737

Total assets	$101,326,573	$132,540,839	$233,867,412

Current liabilities	$4,157,430	$2,657,190	$6,814,620
Long-term liabilities	940,033	1,377,782	2,317,815
Intercompany payable	4,783,737	—	4,783,737
Members’ equity	91,445,373	128,505,867	219,951,240

Total liabilities and members’ equity	$101,326,573	$132,540,839	$233,867,412

The Holding LLC Operating Agreement entered into on September 12, 2001, contained a provision that allowed the managing member at any time, in its sole discretion, to redeem NEG’s membership interest in the Company at a price equal to the fair market value of such interest determined as if the Company had sold all of its assets for fair market value and liquidated.

On June 30, 2005, American Real Estate Partners, LLP (“AREP”) purchased Gascon’s managing membership interest in the Company, including the Company’s 100% ownership interest in Operating LLC, together with Gascon’s option to redeem NEG’s interest in Holding LLC, and concurrently contributed the interest and redemption option to NEG Oil & Gas. As of June 30, 2005 through November 21, 2006 NEG Oil & Gas was indirectly 100% owned by AREP.

NEG HOLDING LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

On November 21, 2006, NEG Oil & Gas exercised its redemption option and purchased NEG’s membership interest in the Company for cash proceeds of $260.8 million. Concurrently, AREP sold its membership interest in NEG Oil & Gas to an unrelated entity.

2.	Significant Accounting Policies

Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Operating LLC, in which control can be exercised. The Company is considered to have control if it has a direct or indirect ability to make decisions about an entity’s activities through voting or similar rights. All material intercompany transactions have been eliminated in consolidation. Investments in which the Company has significant influence, but not control, are reported using the equity method.

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Cash and Cash Equivalents

Cash and cash equivalents may include demand deposits, short-term commercial paper, and/or money-market investments with maturities of three months or less when purchased. Cash in bank deposit accounts are generally maintained at high credit quality financial institutions and may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant risk of loss.

Oil and Natural Gas Properties

The Company utilizes the full cost method of accounting for its crude oil and natural gas properties. Under the full cost method, all productive and nonproductive costs incurred in connection with the acquisition, exploration, and development of crude oil and natural gas reserves are capitalized and amortized on the units-of-production method based upon total proved reserves. The costs of unproven properties are excluded from the amortization calculation until the individual properties are evaluated and a determination is made as to whether reserves exist. Conveyances of properties, including gains or losses on abandonments of properties, are treated as adjustments to the cost of crude oil and natural gas properties, with no gain or loss recognized.

Under the full cost method, the net book value of oil and natural gas properties, less related deferred income taxes, may not exceed the estimated after-tax future net revenues from proved oil and natural gas properties, discounted at 10% per year (the ceiling limitation). In arriving at estimated future net revenues, estimated lease operating expenses, development costs, abandonment costs, and certain production related and ad-valorem taxes are deducted. In calculating future net revenues, prices and costs in effect at the time of the calculation are held constant indefinitely, except for changes which are fixed and determinable by existing contracts. The net book value is compared to the ceiling limitation on a quarterly basis. The excess, if any, of the net book value above the ceiling limitation is required to be written off as a non-cash expense. The Company did not incur a ceiling writedown in 2004, 2005 and 2006. There can be no assurance that there will not be writedowns in future periods under the full cost method of accounting as a result of sustained decreases in oil and natural gas prices or other factors.

The Company has capitalized internal costs of $1.0 million, $1.1 million and $1.5 million for the years ended December 31, 2004 and 2005 and for the period January 1, 2006 through November 21, 2006, respectively, as costs

NEG HOLDING LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

of oil and natural gas properties. Such capitalized costs include a percentage of salaries and related benefits of individuals directly involved in the Company’s acquisition, exploration, and development activities.

The Company is subject to extensive federal, state, and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Company to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future economic benefit. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures of a noncapital nature are recorded when environmental assessment and/or remediation is probable, and the costs can be reasonably estimated.

The Company’s operations are subject to all of the risks inherent in oil and natural gas exploration, drilling and production. These hazards can result in substantial losses to the Company due to personal injury and loss of life, severe damage to and destruction of property and equipment, pollution or environmental damage, or suspension of operations. The Company maintains insurance of various types customary in the industry to cover its operations and believes it is insured prudently against certain of these risks. In addition, the Company maintains operator’s extra expense coverage that provides coverage for the care, custody and control of wells drilled by the Company. The Company’s insurance does not cover every potential risk associated with the drilling and production of oil and natural gas. As a prudent operator, the Company does maintain levels of insurance customary in the industry to limit its financial exposure in the event of a substantial environmental claim resulting from sudden and accidental discharges. However, 100% coverage is not maintained. The occurrence of a significant adverse event, the risks of which are not fully covered by insurance, could have a material adverse effect on the Company’s financial condition and results of operations. Moreover, no assurance can be given that the Company will be able to maintain adequate insurance in the future at rates it considers reasonable. The Company believes that it operates in compliance with government regulations and in accordance with safety standards which meet or exceed industry standards.

Other Property and Equipment

Other property and equipment includes furniture, fixtures, and other equipment. Such assets are recorded at cost and are depreciated over their estimated useful lives using the straight-line method.

The Company’s investment in Longfellow Ranch Field includes a minority interest in a gas separation facility. This investment is included in the oil and natural gas properties and depleted over the life of the reserves.

Maintenance and repairs are charged against income when incurred; renewals and betterments, which extend the useful lives of property and equipment, are capitalized.

Income Taxes

The Company is taxed as a partnership under federal and applicable state laws. Accordingly, the income taxes for federal and states are generally the responsibility of the Members. However, during 2006, and effective for taxable years beginning January 1, 2007, the State of Texas enacted the Texas Margin Tax, which imposes a tax at the entity level, including partnerships. The Company has determined that this tax would be considered an income tax under SFAS 109, and is therefore required to report the expected impact of this new tax on its deferred tax assets and liabilities in the year the law is enacted.

Financial Instruments

The Company sells crude oil and natural gas to various customers. In addition, the Company participates with other parties in the operation of crude oil and natural gas wells. Substantially all of the Company’s accounts receivable are due from either purchasers of crude oil and natural gas or participants in crude oil and natural gas wells for which the Company serves as the operator. Generally, operators of crude oil and natural gas properties

NEG HOLDING LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

have the right to offset future revenues against unpaid charges related to operated wells. Crude oil and natural gas sales are generally unsecured.

At December 31, 2005 and November 21, 2006, the carrying value of the Company’s accounts receivable and payables approximates fair value due to the short term nature of these financial instruments.

Accounts Receivable

The allowance for doubtful accounts is maintained at an adequate level to absorb expected losses in the Company’s accounts receivable. Our management continually monitors the accounts receivable from customers for any collectability issues. An allowance for doubtful accounts is established based on reviews of individual customer accounts, recent loss experience, current economic conditions, and other pertinent factors. Accounts deemed uncollectible are charged to the allowance. Provisions for bad debts and recoveries on accounts previously charged-off are added to the allowance.

Allowances for bad debt totaled approximately $0.1 million at December 31, 2005 and November 21, 2006. At November 21, 2006, the carrying value of the Company’s accounts receivable approximates fair value.

Revenue Recognition

Revenues from the sale of oil and natural gas produced are recognized upon the passage of title, net of royalties.

Natural Gas Production Imbalances

The Company accounts for natural gas production imbalances using the sales method, whereby the Company recognizes revenue on all natural gas sold to its customers notwithstanding the fact that its ownership may be less than 100% of the natural gas sold. Liabilities are recorded by the Company for imbalances greater than the Company’s proportionate share of remaining estimated natural gas reserves.

Comprehensive Income

Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. There were no differences between net earnings and total comprehensive income in 2004, 2005 and 2006.

Derivatives

The Company follows SFAS No. 133, “Accounting for Certain Derivative Instruments and Certain Hedging Activities” and SFAS No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activity, an Amendment of SFAS 133” that requires that all derivative instruments be recorded on the balance sheet at their respective fair value.

Prior to contributing all oil and natural gas assets to the Company, NEG periodically managed its exposure to fluctuations in oil and natural gas prices by entering into various derivative instruments consisting principally of collar options and swaps. NEG elected not to designate these instruments as hedges for accounting purposes, accordingly the change in unrealized gains and losses is included in oil and natural gas sales. Cash settlements and valuation losses are included in oil and natural gas sales. The Company has accounted for these instruments in the

NEG HOLDING LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

same manner. The following summarizes the cash settlements and unrealized gains and losses for the years ended December 31, 2004 and 2005 and for the period January 1, 2006 through November 21, 2006:

	2004	2005	2006

Gross cash receipts	$1,327,200	$—	$5,915,730
Gross cash payments	$13,694,010	$31,895,230	$17,076,720
Unrealized derivative loss (gain)	$7,520,383	$38,369,796	$(50,800,074)

While the use of derivative contracts can limit the downside risk of adverse price movements, it may also limit future gains from favorable movements. The Company addresses market risk by selecting instruments whose value fluctuations correlate strongly with the underlying commodity. Credit risk related to derivative activities is managed by requiring minimum credit standards for counterparties, periodic settlements, and mark to market valuations.

The Company received various commodity swap agreements (“contracts”) from Gascon and NEG as part of their initial contribution of assets and liabilities in September 2001. The counterparty to these instruments was through Enron North America Corp. As of December 2001, Enron Corp. and Enron North America Corp. et al (“Enron”) filed for protection under Chapter 11, Title 18 of the United States Code. Enron ceased making payments under the various contracts in November 2001, prior to the bankruptcy filings. Accordingly, each of the contracts shall be administered as a claim filed by the Company in the Enron bankruptcy proceedings. The Company estimates its claim against Enron related to these contracts is approximately $7.25 million. The $7.25 million claim represented a hedge against future oil and natural gas prices and did not reflect a cash gain or loss on the contracts. For this reason, no asset or liability was recorded at December 31, 2001 and the Company recorded a net non cash valuation loss of $4.6 million through December 31, 2001 in connection with these contracts. The Company cannot predict what amount, if any that may be ultimately received in the Enron bankruptcy proceeding. See note 8.

The following is a summary of the oil and natural gas no-cost commodity price collars as of November 21, 2006:

Type Contract	Production Year	Volume per Month	Floor	Ceiling

No Cost Collars	Remainder of 2006	500,000 MMBTU	$4.50	$5.00
No Cost Collars	Remainder of 2006	120,000 MMBTU	$6.00	$7.28
No Cost Collars	2007	730,000 MMBTU	$8.00	$10.23
No Cost Collars	2008	610,000 MMBTU	$7.00	$10.35
No Cost Collars	Remainder of 2006	16,000 Bbls	$41.75	$45.40
No Cost Collars(1)	Remainder of 2006	16,000 Bbls	$60.00	$68.50
No Cost Collars	2007	12,000 Bbls	$57.00	$70.50
No Cost Collars	2007	12,000 Bbls	$57.50	$72.00
No Cost Collars	2008	21,000 Bbls	$55.00	$69.00

(1)	This contract has a second ceiling at $84.50.

As of November 21, 2006, the Company recorded a derivative liability of $1.6 million liability ($0.1 million as a current liability). A liability of $52.5 million ($38.4 million as current, $14.1 million as long-term) was recorded by the Company as of December 31, 2005, in connection with these contracts. As of November 21, 2006, all derivative contracts were secured by the NEG credit facility and all derivative contracts previously entered into with Shell Trading US had been novated to CitiBank.

Recent Accounting Pronouncements

In July 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement 109 (“FIN 48”), which clarifies the accounting for uncertainty in tax positions

NEG HOLDING LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

taken or expected to be taken in a tax return, including issues relating to financial statement recognition and measurement. FIN 48 provides that the tax effects from an uncertain tax position can be recognized in the financial statements only if the position is “more-likely-than-not” of being sustained if the position were to be challenged by a taxing authority. The assessment of the tax position is based solely on the technical merits of the position, without regard to the likelihood that the tax position may be challenged. If an uncertain tax position meets the “more-likely-than-not” threshold, the largest amount of tax benefit that is greater than 50 percent likely of being recognized upon ultimate settlement with the taxing authority, is recorded. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. We have not completed our evaluation of the impact of adopting FIN 48 and, as a result, we are not able to estimate the effect the adoption will have on our financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value under Generally Accepted Accounting Principles and requires enhanced disclosures about fair value measurements. It does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 will not have a material impact on the Company.

In September 2006, the FASB issued SFAS No. 158 “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans.” This Statement amends Statement 87, FASB Statement No. 88, Employers’ Accounting for Settlement and Curtailments of Defined Benefit Pension Plans and for Termination Benefits, Statement 106, and FASB Statement No. 132 (revised 2003), Employers’ Disclosures about Pensions and Other Postretirement Benefits, and other related accounting literature. SFAS No. 158 requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in the funded status in the year in which the changes occur through comprehensive income. This Statement also requires employers to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. Employers with publicly traded equity securities are required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. We currently have no defined benefit or other post retirement plans subject to this standard.

In September 2006, the SEC issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108 provides guidance on how to evaluate prior period financial statement misstatements for purposes of assessing their materiality in the current period. If the prior period effect is material to the current period, then the prior period is required to be corrected. Correcting prior year financial statements would not require an amendment of prior year financial statements, but such corrections would be made the next time the company files the prior year financial statements. Upon adoption, SAB 108 allows a one-time transitional cumulative effect adjustment to retained earnings for corrections of prior period misstatements required under this statement. SAB 108 is effective for fiscal years ending after November 15, 2006. The adoption of SAB 108 did not have a material effect on the Company’s consolidated financial statements.

In February 2007, the FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115 (“SFAS 159”). The fair value option established by SFAS 159 permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity will report unrealized gains and losses on items for which the fair value option has been elected in earnings (or another performance indicator if the business entity does not report earnings) at each subsequent reporting date. The fair value option: (a) may be applied instrument by instrument, with a few exceptions, such as investments otherwise accounted for by the equity method; (b) is irrevocable (unless a new election date occurs); and (c) is applied only to entire instruments and not to portions of instruments. FASB No. 159 is effective as of the beginning of fiscal years beginning after November 15, 2007. The adoption of SFAS 159 is not expected to be material to the Company’s financial statements.

NEG HOLDING LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Reclassifications

Certain reclassifications have been made to prior periods’ financial statements to conform to the current presentation.

3.	Management Agreement

Prior to November 21, 2006, the management and operation of Operating LLC was being undertaken by NEG pursuant to the Management Agreement which NEG has entered into with Operating LLC. The strategic direction of Operating LLC’s oil and natural gas business, including oil and natural gas drilling and capital investments, was controlled by the managing member of the Company (NEG Oil & Gas). The Management Agreement provided that NEG would manage Operating LLC’s oil and natural gas assets and business until the earlier of November 1, 2006 (subsequently amended to December 15, 2006), or such time as Operating LLC no longer owns any of the managed oil and natural gas properties. NEG’s employees conducted the day-to-day operations of Operating LLC’s oil and natural gas properties, and all costs and expenses incurred in the operation of the oil and natural gas properties are borne by Operating LLC, although the Management Agreement provides that the salary of NEG’s Chief Executive Officer was 70% attributable to the managed oil and natural gas properties, and the salaries of each of the General Counsel and Chief Financial Officer was 20% attributable to the managed oil and natural gas properties.

In exchange for NEG’s management services, Operating LLC paid NEG a management fee of 115% of the actual direct and indirect administrative and reasonable overhead costs incurred by NEG in operating the oil and natural gas properties. Operating LLC agreed to indemnify NEG to the extent it incurs any liabilities in connection with its operation of the assets and properties of Operating LLC, except to the extent of its gross negligence, or misconduct. The Company recorded $6.2 million, $5.6 million and $6.4 million as a management fee to NEG for the years ended December 31, 2004 and 2005 and for the period January 1, 2006 through November 21, 2006, respectively. These amounts are included in general and administrative and lease operating expenses.

4.	Acquisitions

In March 2005, the Company purchased an additional interest in the Longfellow Ranch Field for $31.9 million in cash which was funded from the Credit Agreement (see note 6).

5.	Investments/Note Receivable

In October 2003, the Company committed to an investment of $6.0 million in Petrosource Energy Company, LLC (“Petrosource”). The Company’s commitment was to acquire 24.8% of the outstanding stock for a price of $3.0 million and to advance $3.0 million as a subordinated loan bearing 6% interest due in six years. The Company initially purchased $1.8 million in stock and funded $1.8 million of the loan in October 2003. In February 2004, the Company purchased an additional $1.2 million of stock and funded the remaining $1.2 million loan commitment. Petrosource is in the business of selling CO(2) and also owns pipelines and compressor stations for delivery purposes. During 2004, Petrosource sold additional equity shares which reduced the Company’s ownership to 20.63%. The Company recorded losses of $0.1 million, $0.5 million, and $1.1 million in 2003, 2004 and 2005, respectively, as a result of accounting for the Petrosource investment under the equity method. During 2005, the Company invested an additional $0.5 million in Petrosource stock. In December 2005, the Company sold its entire investment in Petrosource, including the subordinate loan, for total proceeds of $10.5 million and recorded a gain of $5.5 million.

In April 2002, the Company entered into a revolving credit commitment to extend advances to an unrelated third party. Under the terms of the revolving credit arrangement, the Company agreed to make advances from time to time, as requested by the unrelated third party and subject to certain limitations, an amount up to $5.0 million. Advances made under the revolving credit commitment bear interest at prime rate plus 2% and are collateralized by inventory and receivables. As of December 31, 2005, the Company determined that the majority of the total

NEG HOLDING LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

outstanding advances of $1.27 million had been impaired and recorded an additional loss of $0.5 million bringing the total allowance to $1.26 million.

6.	Credit Facilities

On March 26, 2003, the Company distributed the $10.9 million note outstanding under the existing credit facility to NEG as a distribution of Priority Amount. Also, on March 26, 2003, NEG, Arnos and Operating LLC entered into an agreement to assign the existing credit facility to Operating LLC. Effective with this assignment, Arnos amended the credit facility to increase the revolving commitment to $150 million, increase the borrowing base to $75 million and extend the revolving due date until June 30, 2004. Concurrently, Arnos extended a $42.8 million loan to Operating LLC under the amended credit facility; Operating LLC then distributed $42.8 million to the Company who, thereafter, made a $40.5 million distribution of Priority Amount and a $2.3 million Guaranteed Payment to NEG. NEG utilized these funds to pay the entire amount of the long-term interest payable on the Senior Notes and interest accrued thereon outstanding on March 27, 2003. The Arnos facility was canceled on December 29, 2003 in conjunction with the Mizuho Corporate Bank, Ltd. financing.

On December 29, 2003, Operating LLC entered into a credit agreement with certain commercial lending institutions, including Mizuho Corporate Bank, Ltd. as the Administrative Agent and the Bank of Texas, N.A. and the Bank of Nova Scotia as Co-Agents (the “Credit Agreement”). The Credit Agreement provided for a loan commitment amount of up to $145 million and a letter of credit commitment of up to $15 million, subject to a borrowing base. As a condition to the closing of the Credit Agreement, the lenders required that Operating LLC terminate its secured loan arrangement with Arnos. At the closing of the Credit Agreement, Operating LLC borrowed $43.8 million to repay $42.8 million owed by Operating LLC to Arnos under the secured loan arrangement which was then terminated and to pay administrative fees in connection with this borrowing.

On December 22, 2005, NEG Oil & Gas entered into a credit agreement (the “NEG Oil & Gas Credit Facility”), dated as of December 20, 2005, with Citicorp USA, Inc., as administrative agent, Bear Stearns Corporate Lending Inc., as syndication agent, and other lender parties thereto. The NEG Oil & Gas Credit Facility is secured by substantially all the assets of NEG Oil & Gas and its subsidiaries, has a five-year term and permits payments and reborrowings, subject to a borrowing base calculation based on the proved oil and natural gas reserves of NEG Oil & Gas and its subsidiaries. Under the NEG Oil & Gas Credit Facility, NEG Oil & Gas will be permitted to borrow up to $500 million, and the initial borrowing base is set at $335 million.

NEG Oil & Gas used a portion of the initial $300 million funding under the NEG Oil & Gas Credit Facility to purchase the Mizuho indebtedness of Operating LLC of $130.9 million plus accrued interest of $1.5 million. NEG had previously pledged its interest in Holding LLC as collateral under the Mizuho facility. Similarly, Holding LLC had previously pledged as collateral under the Mizuho facility its 100% equity interest in Operating LLC. In addition, Operating LLC had previously pledged its oil and natural gas properties, equipment, inventory, contracts, fixtures and proceeds related to its oil and natural gas business as collateral under the facility.

Also, on December 22, 2005, part of NEG Oil & Gas’ purchase of the Credit Agreement, Operating LLC entered into an Amended and Restated Credit Agreement, dated as of December 20, 2005, with NEG Oil & Gas as the successor to the lenders under the Mizuho facility and Citicorp USA, Inc. as collateral agent (the “Restated Credit Agreement”). By purchasing the Credit Agreement, NEG Oil & Gas is the successor in interest to pledge agreements and irrevocable proxies dated as of December 29, 2003 signed by each of Holding LLC, Operating LLC and NEG in favor of the lenders under the Credit Agreement, providing for their respective pledges of the equity interest in Holding LLC (in the case of NEG), the equity interest in Operating LLC (in the case of Holding LLC), and the aforementioned oil and natural gas properties, equipment, inventory, contracts, fixtures and proceeds related to its oil and natural gas business (in the case of Operating LLC). Pursuant to the terms of the new Restated Credit Agreement, Operating LLC and Holding LLC executed and delivered to NEG Oil & Gas affirmations of their obligations under their pledge agreements. NEG Oil & Gas pledged all of its rights under the Credit Agreement,

NEG HOLDING LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

including the collateral securing Operating LLC’s obligations under that facility, to the lenders under the NEG Oil & Gas Credit Facility.

The Restated Credit Agreement facility provides for a loan commitment amount of up to $180 million, including a letter of credit commitment of up to $1 million, subject to certain borrowing base and other limitation. The due date is 2010 and the interest rate is 6.44%.

The Restated Credit Agreement also requires, among other things, maintenance of certain financial ratios, including the maintenance of a minimum interest coverage, a current ratio, and a minimum tangible net worth.

Draws made under the Credit Agreement and Restated Credit Agreement are normally made to fund working capital requirements, acquisitions and capital expenditures. During the period January 1, 2006 through November 21, 2006, Operating LLC’s outstanding balances was $132.4 million. As of November 21, 2006 the outstanding balance under the credit facility was $132.4 million and $47.6 million was available under the Restated Credit Facility Agreement.

7.	Income Taxes

The provision for income taxes is as follows:

	December 31,
	2004	2005	2006
	(In thousands)

Federal income tax provision:
Current	$—	$—	$—
Deferred	—	—	—
State income tax provision:
Current	——	—
Deferred	—	—	1,480

	$—	$—	$1,480

Deferred Tax Assets & Liabilities

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes, and the amounts used for income tax purposes. The major components of deferred tax liabilities and assets were as follows:

	December 31,
	2005	2006
	(In thousands)

Deferred tax assets:
Other	—	—

Total deferred tax assets	—	—
Less valuation allowance	—	—

Total deferred tax assets after valuation allowances	—	—

Deferred tax liabilities:
Non-current:
Other	—	(1,480)

Total deferred tax liabilities	—	(1,480)

Net deferred tax assets (liabilities)	$—	$(1,480)

NEG HOLDING LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The provision for income taxes differs from the amount computed at the federal statutory rate as a result of the following:

	December 31,
	2004	2005	2006

Expected federal tax	35.0%	35.0%	35.0%
Income taxed at member level	(35.0)%	(35.0)%	(35.0)%

State taxes	0.00%	0.0%	1.6%

	0.0%	0.0%	1.6%

8.	Commitments and Contingencies

The Company entered into a management agreement with NEG to manage Operating LLC’s oil and natural gas assets until the earlier of November 1, 2006 (subsequently amended to December 15, 2006), or such time as Operating LLC no longer owns any oil and natural gas assets. On November 21, 2006, the management agreement with NEG was terminated in connection with NEG Oil & Gas’ purchase of NEG’s membership interest in Holding LLC.

The Company was obligated to make semi-annual payments to NEG, Guaranteed Payments as defined in the Holding LLC Operating Agreement referred herein. Two payments totaling $16.0 million were made in each of 2004 and 2005 and for the period January 1, 2006 through November 21, 2006 under this obligation. All Guaranteed Payment and Priority Amount obligations were terminated in connection with NEG Oil & Gas’ purchase of NEG’s membership interest in Holding LLC.

On July 7, 2003, NEG filed a request with the American Arbitration Association for dispute resolution of a claim in the amount of $0.02 million against Osprey Petroleum Company, Inc. (“Osprey”) arising out of Osprey’s failure to post bond for certain plugging and abandonment liabilities associated with oil and natural gas properties sold by the Company to Osprey in September 2000. Osprey has counterclaimed against the NEG and its affiliates (Holding LLC and Operating LLC) in an amount up to $15 million, alleging fraud and breach of contract related to the sale of such oil and natural gas properties. The Purchase and Sale Agreement transferring the properties from the Company to Osprey provides for dispute resolution through binding arbitration utilizing arbitrator(s) experienced in oil and natural gas transactions. The exclusive venue for any such arbitration is in Dallas, Texas, and the binding, nonappealable judgment by the arbitrator(s) may be entered in any court having competent jurisdiction.

On February 24, 2005, the American Arbitration Association issued a ruling in favor of NEG on all issues. The Company was awarded $0.1 million.

With respect to certain claims of the Company against Enron North America Corp. relating to the oil and natural gas properties contributed to Operating LLC, a representative of Operating LLC was appointed to the official committee of unsecured creditors in the Enron bankruptcy proceeding, and the Operating LLC has filed a claim for damages in that bankruptcy proceeding. The Company estimates its claim against Enron related to these contracts is approximately $7.25 million. The $7.25 million claim represents a hedge against future oil and natural gas prices and does not reflect a cash gain or loss. Any recoveries from Enron North America Corp. will become the property of Operating LLC as a result of the contribution to Holding LLC. For the year ended December 31, 2005 and the period January 1, 2006 through November 21, 2006, the Company received $0.2 million and $1.0 million, respectively in partial settlement of the bankruptcy claims. The Company is unable to estimate the amounts of future recoveries, if any, that may be received. Future recoveries, if any, will be recognized when the payment amount is known, generally upon receipt.

Other than routine litigation incidental to its business operations which are not deemed by the Company to be material, there are no additional legal proceedings in which the Company nor Operating LLC, is a defendant.

NEG HOLDING LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

9.	Asset Retirement Obligation

In June 2001, the Financial Accounting Standards Board (FASB) issued SFAS No. 143, “Accounting for Asset Retirement Obligations” (“SFAS 143”). The Company adopted SFAS 143 on January 1, 2003 and recorded an abandonment obligation of $3.0 million. SFAS No. 143 requires the Company to record the fair value of an asset retirement obligation or ARO, as a liability in the period in which it incurs a legal obligation associated with the retirement of tangible long-lived assets that result from the acquisition, construction, development, and/or normal use of the assets. It also requires the Company to record a corresponding asset that is depreciated over the life of the asset. Subsequent to the initial measurement of the asset retirement obligation, the obligation will be adjusted at the end of each period to reflect the passage of time and changes in the estimated future cash flows underlying the obligation. The ARO assets are recorded on the balance sheet as part of the Company’s full cost pool and are included in the amortization base for the purposes of calculating depreciation, depletion and amortization expense. For the purpose of calculating the ceiling test, the future cash outflows associated with settling the ARO liability are excluded from the computation of the discounted present value of estimated future net revenues.

The following is a rollforward of the abandonment obligation as of December 31, 2005 and 2006.

Balance as of January 1, 2005	$3,055,240
Add: Accretion	265,319
Additions	690,961
Less: Revisions	(261,540)
Settlements	(17,601)
Dispositions	(3,179)

Balance as of December 31, 2005	$3,729,200
Add: Accretion	256,405
Additions	619,422

Balance as of November 21, 2006	$4,605,027

9.	Distributions under the Holding LLC Operating Agreement

Under the Holding LLC Operating Agreement, NEG was to receive both Guaranteed Payments and the Priority Amount of $148.6 million before NEG Oil & Gas was to receive any monies. The distribution of Priority Amount was expected to be made on or before November 6, 2006, based on the terms of the Holding LLC Operating Agreement. Guaranteed Payments were to be paid, on a semi annual basis, based on an annual interest rate of 10.75% of the outstanding Priority Amount. After the payments to NEG, NEG Oil & Gas was to receive distributions equivalent to the Priority Amount and Guaranteed Payments plus other amounts as defined. Following the above distributions to NEG and NEG Oil & Gas, additional distributions, if any, were to be made in accordance with their respective capital accounts. The order of distributions is listed below.

The Holding LLC Operating Agreement required that distributions were to be made to both NEG and NEG Oil & Gas as follows:

1. Guaranteed Payments were to be paid to NEG, calculated on an annual interest rate of 10.75% on the outstanding Priority Amount. The Priority Amount includes all outstanding debt owed to NEG Oil & Gas, including the amount of NEG’s 10.75% Senior Notes. As of December 31, 2005 and November 21, 2006, the Priority Amount was $148.6 million. The Guaranteed Payments were to be made on a semi-annual basis.

2. The Priority Amount was to be paid to NEG. Such payment was to occur by November 6, 2006.

NEG HOLDING LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

3. An amount equal to the Priority Amount and all Guaranteed Payments paid to NEG, plus any additional capital contributions made by NEG Oil & Gas, less any distribution previously made by the Company to NEG Oil & Gas, was to be paid to NEG Oil & Gas.

4. An amount equal to the aggregate annual interest (calculated at prime plus 1/2% on the sum of the Guaranteed Payments), plus any unpaid interest for prior years (calculated at prime plus 1/2% on the sum of the Guaranteed Payments), less any distributions previously made by the Company to NEG Oil & Gas, was to be paid to NEG Oil & Gas.

5. After the above distributions were made, any additional distributions were to be made in accordance with the ratio of the NEG’s and NEG Oil & Gas respective capital accounts. (Capital accounts as defined in the Holding LLC Operating Agreement).

The Priority Amount payment originally scheduled to occur on November 6, 2006 was not made due to the exercise of NEG Oil & Gas’ option to purchase NEG’s membership interest in Holding LLC.

11.	Crude Oil and Natural Gas Producing Activities

Costs incurred in connection with the exploration acquisition, development, and exploitation of the Company’s crude oil and natural gas properties for the years ended December 31, 2004 and 2005, and for the period January 1, 2006 through November 21, 2006 were as follows:

			Period from
			January 1, 2006
			through
	Year Ended December 31,		November 21,
	2004	2005	2006

Acquisition of properties	$—	$31,913,309	$—
Exploration costs	29,006,772	41,797,225	32,697,530
Development costs	38,480,640	47,028,222	75,540,464
Depletion rate per Mcfe	$1.28	$1.65	$1.93

Revenues from individual purchasers that exceed 10% of total crude oil and natural gas sales are as follows:

			Period from
			January 1, 2006
			through
	Year Ended December 31,		November 21,
	2004	2005	2006

Plains Marketing and Transportation	$19,786,979	$25,591,281	$24,171,734
Riata Energy, Inc.	29,884,850	46,126,024	44,362,378
Seminole Energy Services	19,572,461	27,314,857	14,154,185

12.	Supplementary Crude Oil and Natural Gas Reserve Information (Unaudited)

The revenues generated by the Company’s operations are highly dependent upon the prices of, and demand for, oil and natural gas. The price received by the Company for its oil and natural gas production depends on numerous factors beyond the Company’s control, including seasonality, the condition of the U.S. economy, foreign imports, political conditions in other oil and natural gas producing countries, the actions of the Organization of Petroleum Exporting Countries and domestic governmental regulations, legislation and policies.

The Company has made ordinary course capital expenditures for the development and exploitation of oil and natural gas reserves, subject to economic conditions. The Company has interests in crude oil and natural gas properties that are principally located onshore in Texas, Louisiana, Oklahoma, and Arkansas. The Company does not own or lease any crude oil and natural gas properties outside the United States.

NEG HOLDING LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In 2006, estimates of the Company’s net recoverable crude oil, natural gas, and natural gas liquid reserves and future net revenues were derived from in-house estimates. In 2005, estimates of the Company’s net recoverable crude oil, natural gas, and natural gas liquid reserves and future net revenues were prepared by Netherland, Sewell & Associates and DeGolyer and MacNaughton. In 2004, estimates of the Company’s net recoverable crude oil, natural gas, and natural gas liquid reserves and future net revenues were prepared by Netherland, Sewell & Associates, Prator Bett, LLC and DeGolyer and MacNaughton. Estimated proved net recoverable reserves as shown below include only those quantities that can be expected to be recoverable at prices and costs in effect at the balance sheet dates under existing regulatory practices and with conventional equipment and operating methods.

Proved developed reserves represent only those reserves expected to be recovered through existing wells. Proved undeveloped reserves include those reserves expected to be recovered from new wells on undrilled acreage or from existing wells on which a relatively major expenditure is required for recompletion.

Net quantities of proved developed and undeveloped reserves of natural gas and crude oil, including condensate and natural gas liquids, are summarized as follows:

	Crude Oil	Natural Gas
	(Barrels)	(Thousand cubic feet)

December 31, 2003	5,041,450	167,604,295
Sales of reserves in place	(15,643)	(344,271)
Extensions and discoveries	445,636	33,350,666
Revisions of previous estimates	(30,249)	15,441,298
Production	(565,100)	(13,106,103)

December 31, 2004	4,876,094	202,945,885
Purchase of reserves in place	277,580	28,463,590
Sales of reserves in place	—	(75,112)
Extensions and discoveries	736,501	64,000,863
Revisions of previous estimates	(199,165)	13,458,970
Production	(526,915)	(16,249,769)

December 31, 2005	5,164,095	292,544,427

Extensions and discoveries	649,428	39,398,630
Revisions of previous estimates	(553,559)	(21,297,187)
Production	(414,965)	(15,462,892)

November 21, 2006	4,844,999	295,182,978

Proved developed reserves:
December 31, 2004	3,798,341	111,126,829
December 31, 2005	3,608,666	141,262,660
November 21, 2006	3,375,017	144,797,257

Reservoir engineering is a subjective process of estimating the volumes of underground accumulations of oil and natural gas which cannot be measured precisely. The accuracy of any reserve estimates is a function of the quality of available data and of engineering and geological interpretation and judgment. Reserve estimates prepared by other engineers might differ from the estimates contained herein. Results of drilling, testing, and production subsequent to the date of the estimate may justify revision of such estimate. Future prices received for the sale of oil and natural gas may be different from those used in preparing these reports. The amounts and timing of future

NEG HOLDING LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

operating and development costs may also differ from those used. Accordingly, reserve estimates are often different from the quantities of oil and natural gas that are ultimately recovered.

The following is a summary of a standardized measure of discounted net cash flows related to the Company’s proved crude oil and natural gas reserves. For these calculations, estimated future cash flows from estimated future production of proved reserves were computed using crude oil and natural gas prices as of the end of each period presented. Future development, production and net asset retirement obligations attributable to the proved reserves were estimated assuming that existing conditions would continue over the economic lives of the individual leases and costs were not escalated for the future.

The Company cautions against using the following data to determine the fair value of its crude oil and natural gas properties. To obtain the best estimate of fair value of the crude oil and natural gas properties, forecasts of future economic conditions, varying discount rates, and consideration of other than proved reserves would have to be incorporated into the calculation. In addition, there are significant uncertainties inherent in estimating quantities of proved reserves and in projecting rates of production that impair the usefulness of the data.

The standardized measure of discounted future net cash flows relating to proved crude oil and natural gas reserves are summarized as follows:

	December 31,	November 21,
	2005	2006

Future cash inflows	$3,179,810,738	$2,064,797,998
Future production and development costs	(1,000,499,398)	(874,608,888)

Future net cash flows	2,179,311,340	1,190,189,110
10% annual discount for estimated timing of cash flows	(1,103,430,089)	(595,431,195)

Standardized measure of discounted future net cash flows	$1,075,881,251	$594,757,915

The following are the principal sources of change in the standardized measure of discounted future net cash flows:

			For the
			Period from
			January 1, 2006
	Year Ended December 31,		to November 21,
	2004	2005	2006

Purchases of reserves	$—	$110,452,993	$—
Sales of reserves in place	(1,375,463)	(220,054)	—
Sales and transfers of crude oil and natural gas produced, net of production costs	(83,004,073)	(96,674,135)	(95,444,678)
Net changes in prices and production costs	31,039,998	240,976,967	(570,846,822)
Development costs incurred during the period and changes in estimated future development costs	(81,370,910)	(127,488,468)	57,659,492
Extensions and discoveries, less related costs	118,570,850	322,710,871	90,319,976
Revisions of previous quantity estimates	49,194,080	35,280,975	(76,152,843)
Accretion of discount	45,606,010	53,482,361	107,588,125
Changes in production rates (timing) and other	103,030	2,536,115	5,753,414

Net change	$78,763,522	$541,057,625	$(481,123,336)

NEG HOLDING LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

During recent years, there have been significant fluctuations in the prices paid for crude oil in the world markets. This situation has had a destabilizing effect on crude oil posted prices in the United States, including the posted prices paid by purchasers of the Company’s crude oil. The net weighted average prices of crude oil and natural gas at December 31, 2004, 2005 and November 21, 2006, used in the above table were $42.10, $59.00 and $56.95 per barrel of crude oil, respectively, and $5.92, $9.51 and $5.73 per thousand cubic feet of natural gas, respectively.

INDEX TO EXHIBITS

2.1	Debtors Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code dated May 12, 2000(4)
2.2	Debtor’s and Official Committee of Unsecured Creditors Joint Disclosure Statement under Section 1125 of the Bankruptcy Code Regarding the Debtor’s and Official Committee of Unsecured Creditors’ Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated May 12, 2000(4)
3.1	Restated Certificate of Incorporation filed with the Secretary of State of Delaware on October 16, 2000(5)
3.2	By-laws of the Company(1)
3.3	Amendment to Restated Certificate of Incorporation filed with the Secretary of State of Delaware on November 10, 2003(8)
4.1	Indenture dated as of November 1, 1996, among the Company, National Energy Group of Oklahoma, Inc. (the “Guarantor”), formerly NEG-OK, and Bank One, Columbus, N.A.(2)
4.2	Indenture dated August 21, 1997, among the Company and Bank One, N.A.(3)
10.1	NEG Holding LLC Operating Agreement dated May 1, 2001 between the Company and Gascon Partners.(6)
10.2	NEG Operating LLC Operating Agreement dated May 1, 2001 executed by NEG Holding LLC.(6)
10.3	Shana National LLC Amended and Restated Operating Agreement dated September 12, 2001 executed by NEG Operating LLC.(6)
10.4	Management Agreement dated September 12, 2001 between the Company and NEG Operating LLC.(6)
10.5	Final Decree of Bankruptcy Court(7)
10.6	Management Agreement with National Onshore LP dated August 28, 2003(8)
10.7	Credit Agreement dated as of December 29, 2003 among NEG Operating LLC, Certain Commercial Lending Institutions, Mizuho Corporate Bank, Ltd., Bank of Texas N.A., and the Bank of Nova Scotia(9)
10.8	Security Agreement dated as of December 29, 2003 made by NEG Operating LLC in favor of Bank of Texas, N.A.(9)
10.9	Pledge Agreement and Irrevocable Proxy dated as of December 29, 2003 made by NEG Operating LLC in favor of Bank of Texas, N.A.(9)
10.10	Pledge Agreement and Irrevocable Proxy dated as of December 29, 2003 made by National Energy Group, Inc. in favor of Bank of Texas, N.A.(9)
10.11	First Amendment to the Credit Agreement dated April 5, 2004 among NEG Operating LLC, certain commercial lending institutions, Mizuho Corporate Bank LTD, Bank of Texas N.A. and the Bank of Nova Scotia(11)
10.12	Management Agreement effective November 16, 2004 between NEG and National Offshore LP.(12)
10.13	National Energy Group, Inc. Incentive Plan(13)
10.14	Agreement and Plan of Merger dated as of December 7, 2005, by and among National Energy Group, Inc., NEG Oil & Gas LLC, NEG IPOCO, Inc. and American Real Estate Holdings Limited Partnership.(14)
10.15	Amended and Restated Credit Agreement, dated as of December 22, 2005, among NEG Operating LLC, NEG Oil & Gas LLC and Citicorp USA, Inc.(15)
10.16	Affirmation of Obligations Among NEG Operating LLC, NEG Holding LLC, Shana National LLC, NGX GP of Delaware LLC, NGX of Delaware LLC NGX Energy Limited Partnership, AREP Oil & Gas LLC and Citicorp USA, Inc. dated December 20, 2005(16)
10.17	Supplemental Indenture dated March 16, 2006(16)
10.18	Agreement dated October 25, 2006, among NEGI, NEG Oil & Gas, Newco and AREH(17)
10.19	Employment Agreement of Mr. Bob G. Alexander(18)
12.1	Computation of Ratio of Earnings to Fixed Charges(19)
14.1	Code of Business Conduct and Ethics Adopted March 24, 2004(10)
24.1	Power of Attorney (included in signature pages to this Form 10-K)(19)
31.1	Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002(19)
31.2	Certification of Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002(19)

32.1	Certification of Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350(19). Pursuant to SEC Release 34-47551 this Exhibit is furnished to the SEC and shall not be deemed to be “filed”.
32.2	Certification of Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350(19). Pursuant to SEC Release 34-47551 this Exhibit is furnished to the SEC and shall not be deemed to be “filed”.

(1)	Incorporated by reference to the Company’s Registration Statement on Form S-4 (No. 33-38331), dated April 3, 1991.

(2)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.

(3)	Incorporated by reference to the Company’s Form S-4 (No. 333-38075), filed October 16, 1997.

(4)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2000.

(5)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

(6)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

(7)	Incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2001.

(8)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003.

(9)	Incorporated by reference to the Company’s Form 8-K filed January 14, 2004.

(10)	Incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

(11)	Incorporated by reference to the Company’s Quarterly Report Form 10-Q for the quarter ended March 31, 2004.

(12)	Incorporated by reference to the Company’s Quarterly Report Form 10-Q for the quarter ended September 30, 2004.

(13)	Incorporated by reference to the Company’s Form 8-K, filed November 12, 2004.

(14)	Incorporated by reference to the Company’s Form 8-K, filed December 8, 2005.

(15)	Incorporated by reference to the Company’s Form 8-K, filed December 29, 2005.

(16)	Incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

(17)	Incorporated by reference to the Company’s Form 8-K, filed October 26, 2006.

(18)	Incorporated by reference to the Company’s 8-K, filed January 22, 2007.

(19)	Filed herewith.

Annex D

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-Q

☑	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended March 31, 2007

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Commission file No. 0-19136
National Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	58-1922764 (IRS Employer Identification No.)
1400 One Energy Square
4925 Greenville Avenue
Dallas, Texas 75206
(Address of principal executive offices)(zip code)
(214) 692-9211
(Registrant’s telephone number, including area code)
Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑   No ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act (check one):
Large accelerated filer ☐   Accelerated filer ☐   Non-accelerated filer ☑
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☑   No ☐
11,172,117 shares of the registrant’s Common Stock, $0.01 par value, were outstanding on May 8, 2007.

NATIONAL ENERGY GROUP, INC.
INDEX

1

DISCLOSURES REGARDING FORWARD-LOOKING STATEMENTS
     This Quarterly Report on Form 10-Q (“Quarterly Report”) includes “forward-looking statements” within the meaning of various provisions of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. The words “anticipate,” “expect,” “estimate,” “predict,” “believe,” and similar expressions and variations thereof are intended to identify forward-looking statements. All statements, other than statements of historical facts, included in this Quarterly Report that address activities, events, or developments that we expect or anticipate will or may occur in the future, relating to the operations of National Energy Group, Inc., our business strategies, goals, plans, references to future success, references to intentions as to future matters and other such matters are forward-looking statements and include statements regarding the interest, belief or current expectations of our management, directors, or officers regarding such matters. These statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including the risk factors (see Item 1A — Risk Factors) discussed in our Annual Report on Form 10-K for the year ended December 31, 2006, the opportunities (or lack thereof) that may be presented to and pursued by us, competitive actions by other companies, changes in laws or regulations, and other factors, many of which are beyond our control. Consequently, all of the forward-looking statements made in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to or effects on our company or our business or operations. Such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements.
     In this Quarterly Report, unless the context requires otherwise, when we refer to “we,” “us” and “our,” we are describing National Energy Group, Inc.

2

NATIONAL ENERGY GROUP, INC.
BALANCE SHEETS

	December 31,	March 31,
	2006	2007
		(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$88,199,910	$24,441,834
Short term investments	—	23,500,000
Accounts receivable — affiliates	46,242	2,796
Accounts receivable — other	193,350	117,417
Deferred tax asset	—	155,426
Other	—	128,227

Total current assets	88,439,502	48,345,700
Property, plant and equipment, net	63,369	60,292

Total assets	$88,502,871	$48,405,992

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$177,440	$68,963
Income tax payable	2,717,652	17,652

Total current liabilities	2,895,092	86,615
Long term liabilities:
Deferred tax liability	7,016	—
Stockholders’ equity:
Common stock, $.01 par value:
Authorized shares — 15,000,000 at December 31, 2006 and March 31, 2007; 11,190,650 Issued shares at December 31, 2006 and March 31, 2007	111,907	111,907
Additional paid-in capital	123,022,302	123,022,302
Accumulated deficit	(37,531,265)	(74,812,651)
Treasury stock, at cost (18,533 shares)	(2,181)	(2,181)

Total stockholders’ equity	85,600,763	48,319,377

Total liabilities and stockholders’ equity	$88,502,871	$48,405,992

The accompanying notes are an integral part of these financial statements.

3

NATIONAL ENERGY GROUP, INC.
STATEMENTS OF OPERATIONS

	Three Months Ended
	March 31,
	2006	2007
	(Unaudited)

Revenues:
Accretion of Investment in Holding LLC	$13,085,330	$—
Management fees from affiliates	5,597,080	—
Interest income and other, net	12,877	777,241

Total revenues	18,695,287	777,241
Cost and expenses:
Salaries and wages	4,063,449	313,990
Insurance	258,116	78,786
Rent and utilities	197,643	188,838
Other general and administrative expenses	1,607,162	656,670
Depreciation	—	3,077
Interest expense	3,485,096	—

Total costs and expenses	9,611,466	1,241,361

Income (loss) before income taxes	9,083,821	(464,120)
Income tax benefit (expense)	(3,179,337)	162,442

Net income (loss)	$5,904,484	$(301,678)

Earnings (loss) per common share:
Net income (loss) per common share	$.53	$(.03)

Weighted average number of common shares outstanding	11,172,117	11,172,117

The accompanying notes are an integral part of these financial statements.

4

NATIONAL ENERGY GROUP, INC.
STATEMENTS OF CASH FLOWS

	Three Months Ended
	March 31,
	2006	2007
	(Unaudited)
Operating Activities:
Net income (loss)	$5,904,484	$(301,678)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Accretion of Investment in Holding LLC	(13,085,330)	—
Depreciation	—	3,077
Deferred gain amortization — interest reduction	(509,523)	—
Deferred income tax expense (benefit)	3,179,337	(162,442)
Changes in operating assets and liabilities:
Accounts receivable	(409,860)	119,378
Other current assets	(28,254)	(128,227)
Accounts payable and accrued liabilities	3,638,775	(2,808,476)

Net cash used in operating activities	(1,310,371)	(3,278,368)

Financing activities:
Dividend payment	—	(36,979,708)

Net cash used in financing activities	—	(36,979,708)
Investing activities
Investment in short term securities	—	(100,555,616)
Sale of short term securities	—	77,055,616

Net cash used in investing activities	—	(23,500,000)

Increase (decrease) in cash and cash equivalents	(1,310,371)	(63,758,076)
Cash and cash equivalents at beginning of period	3,059,007	88,199,910

Cash and cash equivalents at end of period	$1,748,636	$24,441,834

Supplemental cash flow information
Interest paid in cash	$—	$—

Income taxes paid	$—	$2,700,000

The accompanying notes are an integral part of these financial statements.

5

NATIONAL ENERGY GROUP, INC.
STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)
(Unaudited)

						Total
	Common Stock		Additional	Treasury	Accumulated	Stockholders'
	Shares	Amount	Paid-In Capital	Stock	Deficit	Equity
Balance at December 31, 2006	11,190,650	$111,907	$123,022,302	($2,181)	($37,531,265)	$85,600,763

Dividend	—	—	—	—	($36,979,708)	($36,979,708)
Net income	—	—	—	—	($301,678)	(301,678)

Balance at March 31, 2007	11,190,650	$111,907	$123,022,302	($2,181)	($74,812,651)	$48,319,377

The accompanying notes are an integral part of these financial statements.

6

NATIONAL ENERGY GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)
March 31, 2007
1. Background
     Until November 21, 2006, we were a management company engaged in the business of managing the exploration, development, production and operations of oil and natural gas properties, primarily located in Texas, Oklahoma, Arkansas and Louisiana (both onshore and in the Gulf of Mexico). We managed the oil and natural gas operations of NEG Operating LLC (“Operating LLC”), National Onshore LP (“National Onshore”) and National Offshore LP (“National Offshore”), all of which were affiliated entities. Our principal assets were our unconsolidated non-controlling 50% membership interest in NEG Holding LLC (“Holding LLC”) and the management agreements with Operating LLC, National Onshore and National Offshore.
     On November 21, 2006, we completed the sale of our non-controlling 50% membership interest in Holding LLC to NEG Oil & Gas, LLC (“NEG Oil & Gas”), paid our debt obligations in full, terminated our management agreements with Operating LLC, National Onshore and National Offshore and terminated the employment of the majority of our employees. Subsequent to November 21, 2006, we have no business operations and our principal asset consists of our cash and short-term investment balances, which approximated $47.9 million at March 31, 2007. As a result, we are a shell company as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.
     Our Board of Directors intends to consider the appropriate application of our remaining cash and short-term investment balances, including but not limited to the possible acquisition of producing oil and gas properties and related businesses and assets or the equity in another entity which owns such properties, businesses and assets, the distribution of some or all of our assets to our shareholders, or our liquidation and dissolution. There can be no assurance our Board of Directors will authorize any such transaction.
     Because our principal assets consist of cash balances and investments thereof, we could be subject to regulation as an “investment company” under Sections 3(a)(1)(A) or (C) of the Investment Company Act of 1940, as amended (the “Act”), unless we conduct our self in a manner which avoids such status or otherwise does not require us to register under the Act. Rule 3a-2 of the Act provides for a “transient investment company” period, which allows a company with a bona fide intention to engage primarily, as soon as reasonably possible (but in no event past the first anniversary), in a business other than that of investing, reinvesting, owning, holding or trading securities to avoid registration under the Act for up to one year. As required under Rule 3a-2, our Board of Directors has adopted a resolution indicating that we have the present intention to be engaged in and consider the feasibility, costs, risks, profit potential and such other matters prudent and appropriate for the selection of, and to allow us to become engaged in a business or businesses other than investing, reinvesting, owning, holding or trading in securities, directly or through majority owned subsidiaries, by no later than November 21, 2007.
     We were incorporated under the laws of the State of Delaware on November 20, 1990 and, prior to February 1999, operated as an independent natural gas and oil company engaged in the exploration, development, exploitation and acquisition of natural gas and oil reserves in North America. In February 1999, we were placed under involuntary, court ordered bankruptcy protection and emerged from bankruptcy under a Plan of Reorganization (“Plan of Reorganization”) on August 4, 2000. The final decree closing the case became effective December 13, 2001. We have settled all matters relating to our bankruptcy proceeding.
     As mandated by the Plan of Reorganization and the bankruptcy court, on September 12, 2001, but effective May 1, 2001, we contributed all of our operating assets and oil and natural gas properties, excluding certain cash balances, to Holding LLC. In exchange, we received a non-controlling 50% membership interest in Holding LLC. Gascon Partners (“Gascon”), an entity owned or controlled by Carl C. Icahn, contributed certain assets to Holding LLC in exchange for the remaining 50% managing ownership interest. Effective May 1, 2001, Holding LLC contributed the majority of its assets and liabilities to Operating LLC, a 100% owned subsidiary of Holding LLC. We entered into a management and operating agreement to manage the operations of Operating LLC. In 2005, Gascon sold its managing membership interest in Holding LLC to American Real Estate Partners, L.P. (“AREP”). AREP concurrently transferred its 50% managing membership interest in Holding LLC to its wholly-owned subsidiary, NEG Oil & Gas.
     In August 2003 and November 2004, we entered into agreements to manage the operations of National Onshore and National Offshore, respectively. Both National Onshore and National Offshore were owned by NEG Oil & Gas.
     All management agreements were terminated on November 21, 2006.

7

     Until November 21, 2006, due to the substantial uncertainty relating to distributions from Holding LLC, we accounted for our unconsolidated non-controlling 50% interest in Holding LLC as a preferred investment. We recognized income from the accretion of our investment in Holding LLC using the interest method. Our revenues were comprised solely of the accretion of our investment in Holding LLC and fees received for the management of Operating LLC, National Onshore and National Offshore.
2. Basis of Presentation
     The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and the instructions to Form 10-Q and Article 10 of Regulation S-X and are fairly presented. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In our opinion, these financial statements contain all adjustments, consisting of normal recurring accruals, necessary to present fairly the financial position, results of operations and cash flows for the periods indicated. The preparation of financial statements in accordance with generally accepted accounting principles requires us to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from these estimates. Our quarterly financial data should be read in conjunction with our financial statements for the year ended December 31, 2006 (including the notes thereto), set forth in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2007.
     The results of operations for the three month period ended March 31, 2007, are not necessarily indicative of the results expected for the full year. Certain prior year amounts have been reclassified to correspond with the current year presentation.
3. Short-term investments
     The Company accounts for short term investments in marketable debt and equity securities in accordance with Statement of Financial Accounting Standards No. 115, “Accounting for Certain Investments in Debt and Equity Securities” (“FASB 115”).
     In accordance with FASB 115, marketable debt and equity securities are classified as trading securities and are bought and held principally for the purpose of selling them in the near term and reported at fair value, with unrealized gains and losses included in earnings.
4. Sale of Our Non-controlling Membership in Holding LLC and Termination of Our Management Contracts
     Under the purchase option set forth in Section 5.4 of Holding LLC’s Operating Agreement dated as of May 1, 2001 (the “Holding LLC Operating Agreement”), the managing member of Holding LLC was permitted, at any time in its sole discretion, to redeem our membership interest in Holding LLC at a price equal to the fair market value of such interest determined as if Holding LLC had sold all of its assets for fair market value and liquidated.
     On September 7, 2006, we were advised that AREP entered into an Exclusivity Agreement and Letter of Intent (the “Letter of Intent”) with SandRidge Energy, Inc. (“SandRidge”), formerly Riata Energy, Inc. pursuant to which SandRidge would obtain an option to acquire NEG Oil & Gas. At the time of the notice, NEG Oil & Gas was the owner of 50.01% of our common stock and the holder our senior notes. We were advised that the transaction was contingent upon NEG Oil & Gas, the managing member of Holding LLC, exercising its option to purchase our 50% non-managing membership interest in Holding LLC (or the acquisition of our interest in Holding LLC through another mechanism) and termination of our management agreements with Operating LLC, National Onshore and National Offshore. The transaction did not contemplate the acquisition of any of our common stock or the acquisition of our senior notes by SandRidge. We were not a party to the Letter of Intent.
     On October 25, 2006, we entered into an agreement with NEG Oil & Gas and American Real Estate Holdings Limited Partnership (“AREH”) pertaining to the possible purchase of our membership interest in Holding LLC, termination of our previously announced merger agreement, termination of our management agreements and payoff of our senior notes (the “NEG Oil & Gas Agreement”). Consummation of the transactions contemplated in the NEG Oil & Gas Agreement was generally contingent upon completion of AREP’s sale of NEG Oil & Gas to SandRidge.
     On November 21, 2006, AREP completed the sale of its interest in NEG Oil & Gas to SandRidge and effective on that date, we entered into the following transactions:
•	NEG Oil & Gas exercised its option to purchase our non-controlling 50% membership interest in Holding LLC for net cash proceeds of approximately $260.8 million;

•	We paid in full the outstanding principal balance and accrued interest on our 10.75% senior notes due October 31, 2007 (the “Senior Notes”) in the aggregate amount of $149.6 million. Such payment was made to AREP O&G Holding LLC (“AREP O&G”), as the holder of the Senior Notes;

•	The liens in favor of NEG Oil & Gas with respect to our membership interest in Holding LLC, and the proceeds thereof, under the Operating LLC credit facility were released and terminated;

•	Our management agreements pursuant to which we managed the operations of Operating LLC, National Onshore and National Offshore were terminated;

8

•	The previously announced Agreement and Plan of Merger dated December 7, 2005 (the “Merger Agreement”) among us, NEG Oil & Gas, NEG IPOCO, Inc. and, for certain purposes, AREH, pursuant to which we were to have been merged into NEG IPOCO, Inc in connection with its proposed initial public offering, was terminated;

•	Any assets or property of NEG Oil & Gas and its subsidiaries owned by them but in our possession (including, without limitation, information technology, software and data relevant to the oil and gas operations of NEG Oil & Gas or its subsidiaries) were transferred and delivered to NEG Oil & Gas or its subsidiaries, as designated by NEG Oil & Gas; and

•	Most of our employees became employees of SandRidge.
     As noted above, utilizing the net proceeds to us from the sale of our interest in Holding LLC, we paid in full the outstanding principal balance and accrued interest on our Senior Notes in the aggregate amount of $149.6 million resulting in net proceeds to us from such transactions of approximately $111.2 million.
5. Dividends
                    On February 15, 2007, we paid a one-time cash dividend to stockholders of record as of the close of business on February 1, 2007 in the amount of $3.31 per share, or $37.0 million in the aggregate.
6. Former Management Agreements
Former Operating LLC Management Agreement
     Prior to November 21, 2006, the management and operation of Operating LLC was undertaken by us pursuant to a management agreement which we entered into with Operating LLC, effective May 1, 2001, as amended from time to time. However, neither our management nor directors controlled the strategic direction of Operating LLC’s oil and natural gas business, including oil and natural gas drilling and capital investments, which were controlled by the managing member of Holding LLC (NEG Oil & Gas). The Operating LLC management agreement provided that we would manage Operating LLC’s oil and natural gas assets and business until the earlier of November 1, 2006 (subsequently amended to December 15, 2006), or such time as Operating LLC no longer owned any of the managed oil and natural gas properties. Our employees conducted the day-to-day operations of Operating LLC’s oil and natural gas business, and all costs and expenses incurred in the operation of the oil and natural gas properties were borne by Operating LLC, although the management agreement provided that the salary of our Chief Executive Officer was to be 70% attributable to the managed oil and natural gas properties, and the salaries of each of the General Counsel and Chief Financial Officer was 20% attributable to the managed oil and natural gas properties. In exchange for our management services, Operating LLC paid us a management fee equal to 115% of the actual direct and indirect administrative and reasonable overhead costs that we incurred in operating the oil and natural gas properties. Operating LLC agreed to indemnify us to the extent we incurred any liabilities in connection with our operation of the assets and properties of Operating LLC, except to the extent of our gross negligence or misconduct. We recorded $2.5 million in management fee income for the three month period ended March 31, 2006 under this agreement.
     The Operating LLC management agreement was terminated on November 21, 2006.
Former National Onshore Management Agreement
     On August 28, 2003, we entered into a management agreement whereby we managed the oil and natural gas business of National Onshore until November 21, 2006. The National Onshore management agreement was entered in connection with a plan of reorganization for National Onshore proposed by Thornwood Associates LP, an entity affiliated with Carl C. Icahn (the “National Onshore Plan”). On August 28, 2003, the United States Bankruptcy Court, Southern District of Texas, issued an order confirming the National Onshore Plan. NEG Oil & Gas owned all of National Onshore, which was engaged in the exploration, production and transmission of oil and natural gas, primarily in South Texas. Bob G. Alexander and Philip D. Devlin, our President and CEO, and our former Vice President, Secretary and General Counsel, respectively, served on the National Onshore Board of Directors and acted as the two principal officers of National Onshore and its subsidiaries. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Onshore and its subsidiaries.
     The National Onshore management agreement provided that we were to be responsible for and have authority with respect to all of the day-to-day management of National Onshore’s business, but we did not function as a Disbursing Agent as such term is defined in the National Onshore Plan. As consideration for our services in managing the National Onshore business, the National Onshore management agreement provided that we receive a monthly fee of $312,500 plus the direct cost of any related field personnel. We recorded $1.2 million in management fee income for the three month period ended March 31, 2006 under this agreement.

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     The National Onshore management agreement was terminated on November 21, 2006.
Former National Offshore Management Agreement
     On November 3, 2004, the United States Bankruptcy Court for the Southern District of Texas issued an order effective November 16, 2004 confirming a plan of reorganization for National Offshore (the “National Offshore Plan”). In connection with the Bankruptcy Court’s order confirming the National Offshore Plan, we entered into a management agreement with National Offshore to manage its oil and natural gas business until November 21, 2006. NEG Oil & Gas owned all of National Offshore, which was engaged in the exploration, production and transmission of natural gas and oil, primarily in the Gulf Coast and the Gulf of Mexico. Bob G. Alexander, our President and CEO, served on the National Offshore Board of Directors and acted as National Offshore’s President. Philip D. Devlin, our former Vice President, General Counsel and Secretary, served on the National Offshore Board of Directors and acted as National Offshore’s Vice President and Secretary. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Offshore. In exchange for our management services, the National Offshore management agreement provided that we are to be paid a monthly fee equal to 115% of the actual direct and indirect administrative overhead costs that we incurred in operating and administering the National Offshore oil and natural gas properties. We recorded $1.9 million in management fee income for the three month period ended March 31, 2006 under this agreement.
     The National Offshore management agreement was terminated on November 21, 2006.
7. Ownership and Control of Outstanding Stock
     Until November 2006, NEG Oil & Gas owned 50.1% of our outstanding common stock and was a wholly-owned subsidiary of AREP, which owns 99% of AREH. As of November 2006, 50.1% of our common stock was transferred from NEG Oil & Gas to AREP O&G, an indirect wholly-owned subsidiary of AREP. The general partner of AREP and AREH, American Property Investors, Inc. (“API”), is indirectly wholly owned by Carl C. Icahn. As such, we may be deemed to be controlled by an affiliate of Mr. Icahn and his affiliated entities. Certain members of our Board of Directors have affiliations with various affiliates of AREH, including Arnos Corp. (“Arnos”), High River Limited Partnership (“High River”), AREP, which owns 99% of AREH, API, High Coast Limited Partnership (“High Coast”), Cadus Pharmaceutical Corporation (“Cadus”), Greenville Holding LLC (“Greenville”), Icahn Management LP (“Icahn Management”), Philip Services Corporation (“Philip”), American Railcar Industries, Inc. (“ARI”), XO Holdings, Inc. (“XO”), Viskase Companies, Inc. (“Viskase”) and Lear Corporation (“Lear”). Mr. Martin L. Hirsch, who was formerly one of our directors, was also formerly a director and the Executive Vice President of API. Mr. Robert J. Mitchell, one of our directors, was an employee of affiliates of Arnos and High River, before he retired effective November 1, 2004. Mr. Jack G. Wasserman, also one of our directors, is a member of the Board of Directors of API and certain subsidiaries and Cadus and a member of the API Audit Committee. Mr. Vincent Intrieri, also one of our directors, is a member of the Board of Directors of each of API, ARI, XO, Viskase and Lear, and an executive officer of each of High River, Icahn Management and Philip. Mr. Icahn is the largest single shareholder of Cadus ARI, XO, Viskase, and Lear. High Coast, High River, API, Greenville, AREP, AREH, Arnos, Icahn Management and Philip are entities affiliated with Mr. Icahn. On May 3, 2007, the Board of Directors appointed Mr. Andrew R. Skobe as our interim Chief Financial Officer. Mr. Skobe is the currently the interim Chief Financial Officer of API and AREP.
8. Former Investment in Holding LLC
     Prior to November 21, 2006, our interest in Holding LLC was governed by the Holding LLC Operating Agreement which provided for management and control of Holding LLC by NEG Oil & Gas and distributions to us and NEG Oil & Gas based on a prescribed order of distributions as follows:
               1. Guaranteed payments (“Guaranteed Payments”) were to be paid to us, calculated on an annual interest rate of 10.75% on the outstanding priority amount (“Priority Amount”). The Priority Amount included all outstanding debt owed to NEG Oil & Gas, including the amount of our Senior Notes. As of November 21, 2006, immediately prior to the exercise of NEG Oil & Gas’ option to purchase our membership interest in Holding LLC, the Priority Amount was $148.6 million. The Guaranteed Payments were made on a semi-annual basis.
               2. The Priority Amount was to be paid to us by November 6, 2006.

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               3. An amount equal to the Priority Amount and all Guaranteed Payments paid to us, plus any additional capital contributions made by NEG Oil & Gas, less any distributions previously made by Holding LLC to NEG Oil & Gas, was to be paid to NEG Oil & Gas.
               4. An amount equal to the aggregate annual interest (calculated at prime plus 1/2% on the sum of the Guaranteed Payments), plus any unpaid interest for prior years (calculated at prime plus 1/2% on the sum of the Guaranteed Payments), less any distributions previously made by Holding LLC to NEG Oil & Gas, was to be paid to NEG Oil & Gas.
               5. After the above distributions were made, any additional distributions were to be made in accordance with the ratio of NEG Oil & Gas and our respective capital accounts (capital accounts as defined in the Holding LLC Operating Agreement).
     The timing and amount of the Priority Amount was designed to provide us with sufficient proceeds to repay our Senior Notes. The timing and amounts of the Guaranteed Payments were expected to be sufficient to make the interest payments on our Senior Notes. Prior to the sale of our interest in Holding LLC on November 21, 2006, there was substantial uncertainty that we would receive any distribution above the Priority Amount and Guaranteed Payment amounts from Holding LLC. Due to the uncertainty, we accreted our investment in Holding LLC at the implicit rate of interest up to the Guaranteed Payments and Priority Amount expected to be collected through November 2006 (based on the terms of the Holding LLC Operating Agreement), recognizing the accretion income in earnings. Our investment in Holding LLC would have been reduced to zero upon our collection of the Priority Amount. Due to the substantial uncertainty that we would receive any distribution in excess of the Priority Amount and Guaranteed Payment amounts from Holding LLC, we did not record any income or recognize an asset related to our residual equity interest until NEG Oil & Gas exercised its option to purchase our membership interest in Holding LLC. We accounted for our residual equity investment in Holding LLC in accordance with Accounting Principles Board Opinion No. 18, “The Equity Method of Accounting for Investments in Common Stock” (“APB 18”).
     Quarterly we evaluated the propriety of the carrying amount of our investment in Holding LLC to determine whether current events or circumstances warranted adjustments to the carrying value for any other than temporary impairment and/or revisions to accretion of income.
     The following is a summary income statement for Holding LLC for the three months ended March 31, 2006.

Three Months Ended
March 31,
2006
Total revenues — gross	$30,104,574
Unrealized derivative gain (loss)	22,587,084

Total revenues	52,691,658
Total cost and expenses	(18,449,982)

Operating income (loss)	34,241,676
Interest income and other	(2,150,120)

Net income (loss)	$32,091,556

     For the three month period ended March 31, 2006, Holding LLC generated cash flows of $22.0 million from operating activities, and used $27.3 million in investing activities.
     For the quarter ended March 31, 2006, Holding LLC recorded a $22.6 million increase in total revenues as a result of marking to market their oil and gas derivatives. This was a non-cash transaction.
     As of November 21, 2006, we no longer own an interest in Holding LLC.
9. Senior Notes
               Our Senior Notes plus accrued interest were paid in full on November 21, 2006. During the three month period ended March 31, 2006, we incurred $3.5 million in interest expense on the Senior Notes.

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10. Income Taxes
     We adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), on January 1, 2007. There was no increase or decrease in the liability for unrecognized tax benefits as a result of the implementation of FIN 48. As of the date of adoption, we had no unrecognized tax benefits. We filed income tax returns in the United States Federal jurisdiction and in various state jurisdictions prior to 2007. Beginning in 2007, we are only required to file income tax returns in the United States Federal jurisdiction and in the state of Texas. We are no longer subject to US Federal or state income tax examinations for years prior to 2003.
11. Commitments and Contingencies
     In January 2007, we reached an agreement to settle a lawsuit brought in Oklahoma state court with respect to an oilfield waste facility licensed by the Oklahoma Corporation Commission the (“OCC”) in Canadian County, Oklahoma. The suit was originally filed in 1999 against us and approximately 100 other defendants claiming collateral liability with respect to the site. Final approval of the settlement is pending receipt of signed documents of release from the plaintiffs and defendants. The matter was reviewed by the OCC in March 2007 with no further action.
     To our knowledge, there are no additional legal proccedings in which we are defendants.
     On January 22, 2007, based on the approval by our board of directors and our compensation committee, we entered into a one year employment agreement with Bob. G. Alexander, effective as of November 22, 2006 (the “Effective Date”). The agreement reflects Mr. Alexander’s continuing employment as Chairman of the Board, President and Chief Executive Officer and Secretary, and his service in other positions for affiliates of the Company, at an annual base salary of $1,000,000. Under the terms of the agreement, Mr. Alexander is eligible to receive bonus compensation in an amount determined by the Board of Directors of the Company from time to time. In addition, Mr. Alexander is entitled to participate in employee benefit plans of the Company. The agreement is subject to earlier termination based on disability, death, termination by the Company with or without cause, change of control (as defined therein) or voluntary termination by Mr. Alexander with or without good reason. If Mr. Alexander’s employment is terminated by the Company without cause, upon a change of control or upon his death, the Company will pay Mr. Alexander or his estate, as the case may be, a lump sum severance payment equal to the amount of base salary and bonus, if any, that would have been paid to him if he had remained employed by the Company throughout the term of the employment agreement. Mr. Alexander has agreed to certain confidentiality, non-solicitation and non-competition covenants that begin on the Effective Date and extend for various periods beyond termination of his employment, except that the non-competition covenant terminates in the event that Mr. Alexander is terminated without cause or upon a change of control.
     We lease office space under an operating lease which expires in December 2007. Minimum lease payments under future operating lease commitments at March 31, 2007, are $426,002 which are payable in 2007.

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Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
     The following discussion should be read in conjunction with our Financial Statements and respective notes thereto, included elsewhere herein. The information below should not be construed to imply that the results discussed herein will necessarily continue into the future or that any conclusion reached herein will necessarily be indicative of actual operating results in the future. Such discussion represents our best present assessment.
     Statements in our discussion may be forward-looking. These forward-looking statements involve risks and uncertainties. We caution that a number of factors could cause future operations to differ materially from our expectations. See “Disclosures Regarding Forward-Looking Statements” at the beginning of this Quarterly Report.
Overview of our Business
     Until November 21, 2006, we were a management company engaged in the business of managing the exploration, development, production and operations of oil and natural gas properties, primarily located in Texas, Oklahoma, Arkansas and Louisiana (both onshore and in the Gulf of Mexico). We managed the oil and natural gas operations of NEG Operating LLC (“Operating LLC”), National Onshore LP (“National Onshore”) and National Offshore LP (“National Offshore”), all of which were affiliated entities. Our principal assets were our unconsolidated non-controlling 50% membership interest in NEG Holding LLC (“Holding LLC”) and the management agreements with Operating LLC, National Onshore and National Offshore.
     On November 21, 2006, we completed the sale of our non-controlling 50% membership interest in Holding LLC to NEG Oil & Gas, LLC (“NEG Oil & Gas”), paid our debt obligations in full, terminated our management agreements with Operating LLC, National Onshore and National Offshore and terminated the employment of the majority of our employees. Subsequent to November 21, 2006, we have no business operations and our principal asset consists of our cash and short-term investment balances, which aggregated $47.9 million at March 31, 2007. As a result, we are a shell company as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.
     On February 15, 2007, we paid a one-time cash dividend to stockholders of record as of the close of business on February 1, 2007 in the amount of $3.31 per share, or $37.0 million in the aggregate.
     Our Board of Directors intends to consider the appropriate application of our remaining cash and short-term investment balances, including but not limited to the possible acquisition of producing oil and gas properties and related businesses and assets or the equity in another entity which owns such properties, businesses and assets, the distribution of some or all of our assets to our shareholders, or our liquidation and dissolution. There can be no assurance our Board of Directors will authorize any such transaction.
     Because our principal assets consist of cash balances and investments thereof, we could be subject to regulation as an “investment company” under Sections 3(a)(1)(A) or (C) of the Investment Company Act of 1940, as amended (the “Act”), unless we conduct our self in a manner which avoids such status or otherwise does not require us to register under the Act. Rule 3a-2 of the Act provides for a “transient investment company” period, which allows a company with a bona fide intention to engage primarily, as soon as reasonably possible (but in no event past the first anniversary), in a business other than that of investing, reinvesting, owning, holding or trading securities to avoid registration under the Act for up to one year. As required under Rule 3a-2, our Board of Directors has adopted a resolution indicating that we have the present intention to be engaged in and consider the feasibility, costs, risks, profit potential and such other matters prudent and appropriate for the selection of, and to allow us to become engaged in a business or businesses other than investing, reinvesting, owning, holding or trading in securities, directly or through majority owned subsidiaries, by no later than November 21, 2007.
     We were incorporated under the laws of the State of Delaware on November 20, 1990 and, prior to February 1999, operated as an independent natural gas and oil company engaged in the exploration, development, exploitation and acquisition of natural gas and oil reserves in North America. In February 1999, we were placed under involuntary, court ordered bankruptcy protection and emerged from bankruptcy under a Plan of Reorganization (“Plan of Reorganization”) on August 4, 2000. The final decree closing the case became effective December 13, 2001. We have settled all matters relating to our bankruptcy proceeding.
Sale of Our Membership Interest in Holding LLC and Termination of Our Management Contracts
     Under the purchase option set forth in Section 5.4 of Holding LLC’s Operating Agreement dated as of May 1, 2001 (the “Holding LLC Operating Agreement”), the managing member of Holding LLC was permitted, at any time in its sole discretion, to redeem our membership interest in Holding LLC at a price equal to the fair market value of such interest determined as if Holding LLC had sold all of its assets for fair market value and liquidated.

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     On September 7, 2006, we were advised that AREP entered into an Exclusivity Agreement and Letter of Intent (the “Letter of Intent”) with SandRidge Energy, Inc. (“SandRidge”), formerly Riata Energy. Inc, pursuant to which SandRidge would obtain an option to acquire NEG Oil & Gas. At the time of the notice, NEG Oil & Gas was the owner of 50.01% of our common stock and the holder our senior notes. We were advised that the transaction was contingent upon NEG Oil & Gas, the managing member of Holding LLC, exercising its option to purchase our 50% non-managing membership interest in Holding LLC (or the acquisition of our interest in Holding LLC through another mechanism) and termination of our management agreements with Operating LLC, National Onshore and National Offshore. The transaction did not contemplate the acquisition of any of our common stock or the acquisition of our senior notes by SandRidge. We were not a party to the Letter of Intent.
     On October 25, 2006, we entered into an agreement with NEG Oil & Gas and American Real Estate Holdings Limited Partnership (“AREH”) pertaining to the possible purchase of our membership interest in Holding LLC, termination of our previously announced merger agreement, termination of our management agreements and payoff of our senior notes (the “NEG Oil & Gas Agreement”). Consummation of the transactions contemplated in the NEG Oil & Gas Agreement was generally contingent upon completion of AREP’s sale of NEG Oil & Gas to SandRidge.
     On November 21, 2006, AREP completed the sale of its interest in NEG Oil & Gas to SandRidge and effective on that date, we entered into the following transactions:
•	NEG Oil & Gas exercised its option to purchase our non-controlling 50% membership interest in Holding LLC for net cash proceeds of approximately $260.8 million;

•	We paid in full the outstanding principal balance and accrued interest on our 10.75% senior notes due October 31, 2007 (the “Senior Notes”) in the aggregate amount of $149.6 million. Such payment was made to AREP O&G Holding LLC (“AREP O&G”), as the holder of the Senior Notes;

•	The liens in favor of NEG Oil & Gas with respect to our membership interest in Holding LLC, and the proceeds thereof, under the Operating LLC credit facility were released and terminated;

•	Our management agreements pursuant to which we managed the operations of Operating LLC, National Onshore and National Offshore were terminated;

•	The previously announced Agreement and Plan of Merger dated December 7, 2005 (the “Merger Agreement”) among us, NEG Oil & Gas, NEG IPOCO, Inc. and, for certain purposes, AREH, pursuant to which we were to have been merged into NEG IPOCO, Inc in connection with its proposed initial public offering, was terminated;

•	Any assets or property of NEG Oil & Gas and its subsidiaries owned by them but in our possession (including, without limitation, information technology, software and data relevant to the oil and gas operations of NEG Oil & Gas or its subsidiaries) were transferred and delivered to NEG Oil & Gas or its subsidiaries, as designated by NEG Oil & Gas; and

•	Most of our employees became employees of SandRidge.
     As noted above, utilizing the net proceeds to us from the sale of our interest in Holding LLC, we paid in full the outstanding principal balance and accrued interest on our Senior Notes in the aggregate amount of $149.6 million resulting in net proceeds to us from such transactions of approximately $111.2 million.
Ownership and Control of Outstanding Stock
     Until November 2006, NEG Oil & Gas owned 50.1% of our outstanding common stock and was a wholly-owned subsidiary of AREP, which owns 99% of AREH. As of November 2006, 50.1% of our common stock was transferred from NEG Oil & Gas to AREP O&G, an indirect wholly-owned subsidiary of AREP. The general partner of AREP and AREH, American Property Investors, Inc. (“API”), is indirectly wholly owned by Carl C. Icahn. As such, we may be deemed to be controlled by an affiliate of Mr. Icahn and his affiliated entities. Certain members of our Board of Directors have affiliations with various affiliates of AREH, including Arnos Corp. (“Arnos”), High River Limited Partnership (“High River”), AREP, which owns 99% of AREH, API, High Coast Limited Partnership (“High Coast”), Cadus Pharmaceutical Corporation (“Cadus”), Greenville Holding LLC (“Greenville”), Icahn Management LP (“Icahn Management”), Philip Services Corporation (“Philip”), American Railcar Industries, Inc. (“ARI”), XO Holdings, Inc. (“XO”), Viskase Companies, Inc. (“Viskase”) and Lear Corporation (“Lear”). Mr. Martin L. Hirsch, who was formerly one of our directors, was also formerly a director and the Executive Vice President of API. Mr. Robert J. Mitchell, one of our directors, was an employee of affiliates of Arnos and High River, before he retired effective November 1, 2004. Mr. Jack G. Wasserman, also one of our directors, is a member of the Board of Directors of both API and certain subsidiaries and Cadus and a member of the API Audit Committee. Mr. Vincent Intrieri, also one of our directors, is a member of the Board of Directors of each of API, ARI, XO, Viskase and Lear, and an executive officer of each of High River, Icahn Management and Philip. Mr. Icahn is the largest single shareholder of Cadus ARI, XO, Viskase, and Lear. High Coast, High River, API, Greenville, AREP, AREH, Arnos, Icahn Management and Philip are entities affiliated with Mr. Icahn. On May 3, 2007, the Board of Directors appointed Mr. Andrew R. Skobe as our interim Chief Financial Officer. Mr. Skobe is the currently the interim Chief Financial Officer of API and AREP.

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Former Management Agreements
Former Operating LLC Management Agreement
     Prior to November 21, 2006, the management and operation of Operating LLC was undertaken by us pursuant to a management agreement which we entered into with Operating LLC, effective May 1, 2001, as amended from time to time. However, neither our management nor directors controlled the strategic direction of Operating LLC’s oil and natural gas business, including oil and natural gas drilling and capital investments, which were controlled by the managing member of Holding LLC (NEG Oil & Gas). The Operating LLC management agreement provided that we would manage Operating LLC’s oil and natural gas assets and business until the earlier of November 1, 2006 (subsequently amended to December 15, 2006), or such time as Operating LLC no longer owned any of the managed oil and natural gas properties. Our employees conducted the day-to-day operations of Operating LLC’s oil and natural gas business, and all costs and expenses incurred in the operation of the oil and natural gas properties were borne by Operating LLC, although the management agreement provided that the salary of our Chief Executive Officer was to be 70% attributable to the managed oil and natural gas properties, and the salaries of each of the General Counsel and Chief Financial Officer was 20% attributable to the managed oil and natural gas properties. In exchange for our management services, Operating LLC paid us a management fee equal to 115% of the actual direct and indirect administrative and reasonable overhead costs that we incurred in operating the oil and natural gas properties. Operating LLC agreed to indemnify us to the extent we incurred any liabilities in connection with our operation of the assets and properties of Operating LLC, except to the extent of our gross negligence or misconduct. We recorded $2.5 million in management fee income for the three month period ended March 31, 2006 under this agreement.
     The Operating LLC management agreement was terminated on November 21, 2006.
Former National Onshore Management Agreement
     On August 28, 2003, we entered into a management agreement whereby we managed the oil and natural gas business of National Onshore until November 21, 2006. The National Onshore management agreement was entered in connection with a plan of reorganization for National Onshore proposed by Thornwood Associates LP, an entity affiliated with Carl C. Icahn (the “National Onshore Plan”). On August 28, 2003, the United States Bankruptcy Court, Southern District of Texas, issued an order confirming the National Onshore Plan. NEG Oil & Gas owned all of National Onshore, which was engaged in the exploration, production and transmission of oil and natural gas, primarily in South Texas. Bob G. Alexander and Philip D. Devlin, our President and CEO, and our former Vice President, Secretary and General Counsel, respectively, served on the National Onshore Board of Directors and acted as the two principal officers of National Onshore and its subsidiaries. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Onshore and its subsidiaries.
     The National Onshore management agreement provided that we were to be responsible for and have authority with respect to all of the day-to-day management of National Onshore’s business, but we did not function as a Disbursing Agent as such term is defined in the National Onshore Plan. As consideration for our services in managing the National Onshore business, the National Onshore management agreement provided that we receive a monthly fee of $312,500 plus the direct cost of any related field personnel. We recorded $1.2 million in management fee income for the three month period ended March 31, 2006 under this agreement.
     The National Onshore management agreement was terminated on November 21, 2006.
Former National Offshore Management Agreement
     On November 3, 2004, the United States Bankruptcy Court for the Southern District of Texas issued an order effective November 16, 2004 confirming a plan of reorganization for National Offshore (the “National Offshore Plan”). In connection with the Bankruptcy Court’s order confirming the National Offshore Plan, we entered into a management agreement with National Offshore to manage its oil and natural gas business until November 21, 2006. NEG Oil & Gas owned all of National Offshore, which was engaged in the exploration, production and transmission of natural gas and oil, primarily in the Gulf Coast and the Gulf of Mexico. Bob G. Alexander, our President and CEO, served on the National Offshore Board of Directors and acted as National Offshore’s President. Philip D. Devlin, our former Vice President, General Counsel and Secretary, served on the National Offshore Board of Directors and acted as National Offshore’s Vice President and Secretary. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Offshore. In exchange for our management services, the National Offshore management agreement provided that we are to be paid a monthly fee equal to 115% of the actual direct and indirect administrative overhead costs that we incurred in operating and administering the National Offshore oil and natural gas properties. We recorded $1.9 million in management fee income for the three month period ended March 31, 2006 under this agreement.

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     The National Offshore management agreement was terminated on November 21, 2006.
Results of Operations
     During the three month period ended March 31, 2007, our primary source of income was interest income from our investments. During 2006, our primary sources of income were from the accretion of our investment in Holding LLC and management fees from affiliates.
Accretion of Our Investment in Holding LLC
     Prior to the sale of our interest in Holding LLC on November 21, 2006, there was substantial uncertainty that we would receive any distribution above the Priority Amount and Guaranteed Payment amounts from Holding LLC. Due to the uncertainty, we accreted our investment in Holding LLC at the implicit rate of interest up to the Guaranteed Payments and Priority Amount expected to be collected through November 2006 (based on the terms of the Holding LLC Operating Agreement), recognizing the accretion income in earnings. Our investment in Holding LLC would have been reduced to zero upon our collection of the Priority Amount. Due to the substantial uncertainty that we would receive any distribution in excess of the Priority Amount and Guaranteed Payment amounts from Holding LLC, we did not record any income or recognize an asset related to our residual equity interest until NEG Oil & Gas exercised its option to purchase our membership interest in Holding LLC. We accounted for our residual equity investment in Holding LLC in accordance with Accounting Principles Board Opinion No. 18, “The Equity Method of Accounting for Investments in Common Stock” (“APB 18”).
     Quarterly we evaluated the propriety of the carrying amount of our investment in Holding LLC to determine whether current events or circumstances warranted adjustments to the carrying value for any other than temporary impairment and/or revisions to accretion of income.
Management Fees from Affiliates
     Due to the termination of our management contracts on November 21, 2006, during the three month period ended March 31, 2007 we received no management fee income. During the three month period ended March 31, 2006, we received management fees from the management agreements described above as follows:

Three Month Period Ended
March 31,
2006
Operating LLC	$2,505,663
National Onshore	1,212,169
National Offshore	1,879,248

Total	$5,597,080

Costs and Expenses
     Our costs and expenses are as follows:

	Three Month Period Ended
	March 31,
	2006	2007	Variance	%
Salaries and wages	$4,063,449	$313,990	(3,749,459)	(92%)
Insurance	258,116	78,786	(179,330)	(69%)
Rent and utilities	197,643	188,838	(8,805)	(4%)
Other G&A Expenses	1,607,162	656,670	(950,492)	(59%)
Depreciation	—	3,077	3,077	100%
Interest expense	3,485,096	—	(3,485,096)	(100%)

Total costs & expenses	$9,611,466	$1,241,361	$(8,370,105)	(87%)

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     Salaries and wages decreased $3.8 million during the three month period ended March 31, 2007 over the comparable period in 2006 due to the sale of our interest in Holding LLC , cancellation of our management contracts, and the termination of substantially all of our employees on November 21, 2006. At March 31, 2007 we had three employees.
     The decrease in insurance expense for the three months ended March 31, 2007 from the comparable period in 2006 was due to sale of our interest in Holding LLC and reductions in staff on November 21, 2006.
     Due to the sale of our interest in Holding LLC, we canceled our office lease in Houston, Texas and paid the cancelation fee of $24,152. The decrease in rent and utilities is attributable to the cancellation of the Houston office lease. The lease on our Dallas office space expires in December 2007. We have been unable to negotiate a favorable buy-out of our Dallas office space or locate a suitable candidate to sublease our excess office space, primarily due to the relatively short remaining term of our lease. We will continue to incur rent and utility expense at the current levels unless we are able to negotiate a buy-out of our lease or sublease our office space.
     Other G&A expense decreased $1.0 million during the three month period ended March 31, 2007 over the comparable period in 2006 due to the sale of our interest in Holding LLC and cancellation of our management contracts.
     Depreciation expense increased during the three month period ended March 31, 2007 over the comparable period in 2006 due to the purchase of a new vehicle.
     All debt was paid off at the end of 2006 resulting in no interest expense for the period ended March 31, 2007 as compared to the same period in 2006.
Liquidity and Capital Resources
     Currently we have no debt or other obligations other than our payroll and general and administrative expenses.
     As of March 31, 2007, our cash balances were $24.4 million which were in overnight depositary accounts with CitiBank and money market accounts with CitiCorp Investment Services. On January 22, 2007, we declared a one-time cash dividend on our outstanding common stock in the amount of $3.31 per share, or $37.0 million in the aggregate, payable on February 15, 2007 to stockholders of record as of the close of business on February 1, 2007.
     As of March 31, 2007 we have short-term investments of $23.5 million in variable rate demand notes issued by various municipalities purchased through CitiCorp Investment Services. The variable rate demand notes are highly liquid instruments and mature every 30 days. All of our investments in variable rate demand notes are privately insured and are rated AAA.
     The Company accounts for short term investments in marketable debt and equity securities in accordance with Statement of Financial Accounting Standards No. 115, “Accounting for Certain Investments in Debt and Equity Securities” (“FASB 115”).
     In accordance with FASB 115, marketable debt and equity securities are classified as trading securities and are bought and held principally for the purpose of selling them in the near term and reported at fair value, with unrealized gains and losses included in earnings.
Three Months Ended March 31, 2006, Compared with Three Months Ended March 31, 2007
Net cash used in operating activities was $3.3 million for the three months ended March 31, 2007, compared to net cash used in operating activities of $1.3 million for the three months ended March 31, 2006. The decrease in cash flows provided by operating activities is primarily due to the payment of $2.7 million income tax payable and net loss in 2007. In 2006, the cash used in operations was attributable to employee incentive bonuses and increased other G&A expenses.
     There was no cash used in or provided by investing activities for the three months ended March 31, 2006 and 2007.
     On February 15, 2007, we paid a one-time cash dividend to stockholders of record as of the close of business on February 1, 2007 in the amount of $3.31 per share, or $37.0 million in the aggregate.
Table of Contractual Obligations
     The following table is a summary of contractual obligations as of March 31, 2007:

	Payment Due by Period
		Less Than	One-Three	Four-Five	After
	Total	One Year	Years	Years	Five Years
Rent	$426,002	$426,002	$—	$—	$—
CEO Employment Contract	750,000	750,000

Total	$1,176,002	$1,176,002	$—	$—	$—

     See Note 11 to our financial statements for a description of these obligations.
Critical Accounting Policies and Estimates
     We follow certain significant accounting policies when preparing our consolidated financial statements. A complete summary of these policies is included in Note 4 of Notes to Financial Statements. As of March 31, 2007, we believe there are no significant policies requiring difficult, subjective or complex judfments of management which would make the estimate or judgments inherently uncertain.
Recent Accounting Pronouncements
     In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value under Generally Accepted Accounting Principles and requires enhanced disclosures about fair value measurements. It does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 will not have a material impact on the Company.

17

     In September 2006, the FASB issued SFAS No. 158 “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans.” This Statement amends Statement 87, FASB Statement No. 88, Employers’ Accounting for Settlement and Curtailments of Defined Benefit Pension Plans and for Termination Benefits, Statement 106, and FASB Statement No. 132 (revised 2003), Employers’ Disclosures about Pensions and Other Postretirement Benefits, and other related accounting literature. SFAS No. 158 requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in the funded status in the year in which the changes occur through comprehensive income. This Statement also requires employers to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. Employers with publicly traded equity securities are required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. We currently have no defined benefit or other post retirement plans subject to this standard.
     In February 2007, the FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115 (“SFAS 159”). The fair value option established by SFAS 159 permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity will report unrealized gains and losses on items for which the fair value option has been elected in earnings (or another performance indicator if the business entity does not report earnings) at each subsequent reporting date. The fair value option: (a) may be applied instrument by instrument, with a few exceptions, such as investments otherwise accounted for by the equity method; (b) is irrevocable (unless a new election date occurs); and (c) is applied only to entire instruments and not to portions of instruments. FASB No. 159 is effective as of the beginning of fiscal years beginning after November 15, 2007. The adoption of SFAS 159 is not expected to be material to the Company’s financial statements.
Off Balance Sheet Arrangements
     We have no off balance sheet financing arrangements.

18

Item 3. Quantitative and Qualitative Disclosures About Market Risk
     As of March 31, 2007 we had no exposure to currency or commodity risk. As of March 31, 2007, due to the short-term nature of our investments in variable rate demand notes, we are subject to short-term fluctuations in interest rates. A 100 basis point change in interest rates could change our interest income by approximately $0.5 million per year.
Item 4. Control and Procedures
Conclusion Regarding the Effectiveness of Disclosure Controls and Procedures
     In accordance with Securities Exchange Act Rules 13a-15(f) and 15d-15(f), under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, we carried out an evaluation of the effectiveness of our disclosure controls and procedures as of the end of the period covered by this report. Based on that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective as of the end of the period covered by this report, to provide reasonable assurance that information required to be disclosed in its reports filed or submitted under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms.
Changes In Internal Control Over Financial Reporting
     There have not been any changes in our internal control over financial reporting during the three months ended March 31, 2007 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

19

PART II
OTHER INFORMATION
Item 1. Legal Proceedings
     In January 2007, we reached an agreement to settle a lawsuit brought in Oklahoma state court with respect to an oilfield waste facility licensed by the Oklahoma Corporation Commission the (“OCC”) in Canadian County, Oklahoma. The suit was originally filed in 1999 against us and approximately 100 other defendants claiming collateral liability with respect to the site. Final approval of the settlement is pending receipt of signed documents of release from the plaintiffs and defendants. The matter was reviewed by the OCC in March 2007 with no further action.
     To our knowledge, there are no additional legal proceedings in which we are defendants.
Item 1A. Risk Factors
     There have been no material changes in our risk factors from those previously disclosed in our 2006 Annual Report on Form 10-K.
Item 2-5. None.
Item 6. Exhibits.
     (a) Exhibits
     The list of exhibits required by Item 601 of Regulation S-K and filed as part of this report is set forth in the Index to Exhibits.

20

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL ENERGY GROUP, INC.
	By:	/s/ BOB G. ALEXANDER
Bob G. Alexander
May 9, 2007		President and Chief Executive Officer

	By:	/s/ ANDREW R. SKOBE
Andrew R. Skobe
May 9, 2007		Chief Financial Officer

21

INDEX TO EXHIBITS

3.1	Restated Certificate of Incorporation filed with the Secretary of State of Delaware on October 16, 2000(1)

3.2	By-laws of the Company(2)

3.3	Amendment to Restated Certificate of Incorporation filed with the Secretary of State of Delaware on November 10, 2003(3)

10.1	Employment agreement effective November 22, 2006 between Bob G. Alexander and National energy Group, Inc. (4)

10.2	Agreement dated October 25, 2006 among the Company, NEG Oil & Gas and AREH (5)

31.1	Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002(6)

31.2	Certification of Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002(6)

32.1	Certification of Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350(6). Pursuant to SEC Release 34-47551 this Exhibit is furnished to the SEC and shall not be deemed to be “filed” (6)

32.2	Certification of Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350(6). Pursuant to SEC Release 34-47551 this Exhibit is furnished to the SEC and shall not be deemed to be “filed” (6)

(1)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2000.

(2)	Incorporated by reference to the Company’s Registration Statement on Form S-4 (No. 33-38331), dated April 3, 1991.

(3)	Incorporated by reference to the Company’s Quarterly Report Form 10-Q for the quarter ended September 30, 2003.

(4)	Incorporated by reference to the Company’s Form 8-K filed January 22, 2007.

(5)	Incorporated by reference to the Company’s Form 8-K, filed October 26, 2006.

(6)	Filed or furnished herewith.

22

Annex E

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-Q

☑	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended June 30, 2007

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Commission file No. 0-19136
National Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	58-1922764
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)
1400 One Energy Square
4925 Greenville Avenue
Dallas, Texas 75206
(Address of principal executive offices)(zip code)
(214) 692-9211
(Registrant’s telephone number, including area code)
     Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑ No ☐
     Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act (check one):
Large accelerated filer ☐                    Accelerated filer ☐                    Non-accelerated filer ☑
     Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☑ No ☐
     11,172,117 shares of the registrant’s Common Stock, $0.01 par value, were outstanding on August 9, 2007.

E-1

NATIONAL ENERGY GROUP, INC.
INDEX

1

DISCLOSURES REGARDING FORWARD-LOOKING STATEMENTS
     This Quarterly Report on Form 10-Q (“Quarterly Report”) includes “forward-looking statements” within the meaning of various provisions of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. The words “anticipate,” “expect,” “estimate,” “predict,” “believe,” and similar expressions and variations thereof are intended to identify forward-looking statements. All statements, other than statements of historical facts, included in this Quarterly Report that address activities, events, or developments that we expect or anticipate will or may occur in the future, relating to the operations of National Energy Group, Inc., our business strategies, goals, plans, references to future success, references to intentions as to future matters and other such matters are forward-looking statements and include statements regarding the interest, belief or current expectations of our management, directors, or officers regarding such matters. These statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including the risk factors (see Item 1A — Risk Factors) discussed in our Annual Report on Form 10-K for the year ended December 31, 2006, the opportunities (or lack thereof) that may be presented to and pursued by us, competitive actions by other companies, changes in laws or regulations, and other factors, many of which are beyond our control. Consequently, all of the forward-looking statements made in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to or effects on our company or our business or operations. Such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements.
     In this Quarterly Report, unless the context requires otherwise, when we refer to “we,” “us” and “our,” we are describing National Energy Group, Inc.

2

NATIONAL ENERGY GROUP, INC.
BALANCE SHEETS

	December 31,	June 30,
	2006	2007
		(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$88,199,910	$24,669,916
Short term investments	—	23,500,000
Accounts receivable — affiliates	46,242	—
Accounts receivable — other	193,350	7,275
Deferred tax asset	—	171,082
Other	—	120,790

Total current assets	88,439,502	48,469,063
Property, plant and equipment, net	63,369	57,215

Total assets	$88,502,871	$48,526,278

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$177,440	$218,325
Income taxes payable	2,717,652	17,652

Total current liabilities	2,895,092	235,977
Long term liabilities:
Deferred tax liability	7,016	—
Stockholders’ equity:
Common stock, $.01 par value:
Authorized shares — 15,000,000 at December 31, 2006 and June 30, 2007; 11,190,650 Issued shares at December 31, 2006 and June 30, 2007	111,907	111,907
Additional paid-in capital	123,022,302	123,022,302
Accumulated deficit	(37,531,265)	(74,841,727)
Treasury stock, at cost (18,533 shares)	(2,181)	(2,181)

Total stockholders’ equity	85,600,763	48,290,301

Total liabilities and stockholders’ equity	$88,502,871	$48,526,278

The accompanying notes are an integral part of these financial statements.

3

NATIONAL ENERGY GROUP, INC.
STATEMENTS OF OPERATIONS

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2007	2006	2007
	(Unaudited)		(Unaudited)

Revenues:
Accretion of Investment in Holding LLC	$14,144,587	$—	$27,229,917	$—
Management fees from affiliates	3,499,705	—	9,096,785	—
Interest income and other, net	14,767	620,247	27,645	1,397,488

Total revenues	17,659,059	620,247	36,354,347	1,397,488
Cost and expenses:
Salaries and wages	2,008,447	289,419	6,071,897	603,409
Insurance	236,058	9,771	494,174	88,557
Rent and utilities	205,081	152,280	402,724	347,707
Other general and administrative expenses	814,710	210,432	2,421,872	860,513
Depreciation	—	3,077	—	6,154
Interest expense	3,485,096	—	6,970,190	—

Total costs and expenses	6,749,392	664,979	16,360,857	1,906,340

Income (loss) before income taxes	10,909,667	(44,732)	19,993,490	(508,852)
Income tax benefit (expense)	(3,838,399)	15,656	(7,017,736)	178,098

Net income (loss)	$7,071,268	$(29,076)	$12,975,754	$(330,754)

Earnings (loss) per common share:
Net income (loss) per common share	$0.63	$—	$1.16	$(0.03)

Weighted average number of common shares outstanding	11,172,117	11,172,117	11,172,117	11,172,117

The accompanying notes are an integral part of these financial statements.

4

NATIONAL ENERGY GROUP, INC.
STATEMENTS OF CASH FLOWS

	Six Months Ended
	June 30,
	2006	2007
	(Unaudited)
Operating Activities:
Net income (loss)	$12,975,754	$(330,754)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Accretion of Investment in Holding LLC	(27,229,917)	—
Depreciation	—	6,154
Deferred gain amortization — interest reduction	(1,019,047)	—
Deferred income tax expense (benefit)	6,961,400	(178,098)
Changes in operating assets and liabilities:
Accounts receivable	363,552	232,317
Other current assets	(30,339)	(120,790)
Accounts payable and accrued liabilities	(266,616)	(2,659,115)

Net cash used in operating activities	(8,245,213)	(3,050,286)

Financing activities:
Dividend payment	—	(36,979,708)

Net cash used in financing activities	—	(36,979,708)

Investing activities
Guaranteed payment from Holding LLC	7,989,239	—
Investment in short term securities	—	(100,555,616)
Sale of short term securities	—	77,055,616

Net cash used in investing activities	7,989,239	(23,500,000)

Decrease in cash and cash equivalents	(255,974)	(63,529,994)
Cash and cash equivalents at beginning of period	3,059,007	88,199,910

Cash and cash equivalents at end of period	$2,803,031	$24,669,916

Supplemental cash flow information
Interest paid in cash	$7,989,239	$—

Income taxes paid	$—	$2,700,000

The accompanying notes are an integral part of these financial statements.

5

NATIONAL ENERGY GROUP, INC.
STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)
(Unaudited)

						Total
	Common Stock		Additional	Treasury	Accumulated	Stockholders’
	Shares	Amount	Paid-In Capital	Stock	Deficit	Equity
Balance at December 31, 2006	11,190,650	$111,907	$123,022,302	$(2,181)	$(37,531,265)	$85,600,763

Dividend	—	—	—	—	(36,979,708)	(36,979,708)
Net income	—	—	—	—	(330,754)	(330,754)

Balance at June 30, 2007	11,190,650	$111,907	$123,022,302	$(2,181)	$(74,841,727)	$48,290,301

The accompanying notes are an integral part of these financial statements.

6

NATIONAL ENERGY GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)
June 30, 2007
1. Background
     Until November 21, 2006, we were a management company engaged in the business of managing the exploration, development, production and operations of oil and natural gas properties, primarily located in Texas, Oklahoma, Arkansas and Louisiana (both onshore and in the Gulf of Mexico). We managed the oil and natural gas operations of NEG Operating LLC (“Operating LLC”), National Onshore LP (“National Onshore”) and National Offshore LP (“National Offshore”), all of which were affiliated entities. Our principal assets were our unconsolidated non-controlling 50% membership interest in NEG Holding LLC (“Holding LLC”) and the management agreements with Operating LLC, National Onshore and National Offshore.
     On November 21, 2006, we completed the sale of our non-controlling 50% membership interest in Holding LLC to NEG Oil & Gas, LLC (“NEG Oil & Gas”), paid our debt obligations in full, terminated our management agreements with Operating LLC, National Onshore and National Offshore and terminated the employment of the majority of our employees. Subsequent to November 21, 2006, we have no business operations and our principal assets consist of our cash and short-term investment balances, which approximated $48.2 million at June 30, 2007. As a result, we are a shell company as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.
     Our Board of Directors intends to consider the appropriate application of our remaining cash and short-term investment balances, including but not limited to the possible acquisition of producing oil and gas properties and related businesses and assets or the equity in another entity which owns such properties, businesses and assets, the distribution of some or all of our assets to our shareholders, or our liquidation and dissolution. There can be no assurance our Board of Directors will authorize any such transaction.
     Because our principal assets consist of cash balances and investments thereof, we could be subject to regulation as an “investment company” under Sections 3(a)(1)(A) or (C) of the Investment Company Act of 1940, as amended (the “Act”), unless we conduct our self in a manner which avoids such status or otherwise does not require us to register under the Act. Rule 3a-2 of the Act provides for a “transient investment company” period, which allows a company with a bona fide intention to engage primarily, as soon as reasonably possible (but in no event past the first anniversary), in a business other than that of investing, reinvesting, owning, holding or trading securities to avoid registration under the Act for up to one year. As required under Rule 3a-2, our Board of Directors has adopted a resolution indicating that we have the present intention to be engaged in and consider the feasibility, costs, risks, profit potential and such other matters prudent and appropriate for the selection of, and to allow us to become engaged in a business or businesses other than investing, reinvesting, owning, holding or trading in securities, directly or through majority owned subsidiaries, by no later than November 21, 2007.
     We were incorporated under the laws of the State of Delaware on November 20, 1990 and, prior to February 1999, operated as an independent natural gas and oil company engaged in the exploration, development, exploitation and acquisition of natural gas and oil reserves in North America. In February 1999, we were placed under involuntary, court ordered bankruptcy protection and emerged from bankruptcy under a Plan of Reorganization (“Plan of Reorganization”) on August 4, 2000. The final decree closing the case became effective December 13, 2001. We have settled all matters relating to our bankruptcy proceeding.
     As mandated by the Plan of Reorganization and the bankruptcy court, on September 12, 2001, but effective May 1, 2001, we contributed all of our operating assets and oil and natural gas properties, excluding certain cash balances, to Holding LLC. In exchange, we received a non-controlling 50% membership interest in Holding LLC. Gascon Partners (“Gascon”), an entity owned or controlled by Carl C. Icahn, contributed certain assets to Holding LLC in exchange for the remaining 50% managing ownership interest. Effective May 1, 2001, Holding LLC contributed the majority of its assets and liabilities to Operating LLC, a 100% owned subsidiary of Holding LLC. We entered into a management and operating agreement to manage the operations of Operating LLC. In 2005, Gascon sold its managing membership interest in Holding LLC to American Real Estate Partners, L.P. (“AREP”). AREP concurrently transferred its 50% managing membership interest in Holding LLC to its wholly-owned subsidiary, NEG Oil & Gas.
     In August 2003 and November 2004, we entered into agreements to manage the operations of National Onshore and National Offshore, respectively. Both National Onshore and National Offshore were owned by NEG Oil & Gas.
     All management agreements were terminated on November 21, 2006.

7

     Until November 21, 2006, due to the substantial uncertainty relating to distributions from Holding LLC, we accounted for our unconsolidated non-controlling 50% interest in Holding LLC as a preferred investment. We recognized income from the accretion of our investment in Holding LLC using the interest method. Our revenues were comprised solely of the accretion of our investment in Holding LLC and fees received for the management of Operating LLC, National Onshore and National Offshore.
2. Basis of Presentation
     The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and the instructions to Form 10-Q and Article 10 of Regulation S-X and are fairly presented. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In our opinion, these financial statements contain all adjustments, consisting of normal recurring accruals, necessary to present fairly the financial position, results of operations and cash flows for the periods indicated. The preparation of financial statements in accordance with generally accepted accounting principles requires us to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from these estimates. Our quarterly financial data should be read in conjunction with our financial statements for the year ended December 31, 2006 (including the notes thereto), set forth in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2007.
     The results of operations for the three and six month periods ended June 30, 2007, are not necessarily indicative of the results expected for the full year. Certain prior year amounts have been reclassified to correspond with the current year presentation.
3. Short-term investments
     The Company accounts for short term investments in marketable debt and equity securities in accordance with Statement of Financial Accounting Standards No. 115, “Accounting for Certain Investments in Debt and Equity Securities” (“FASB 115”).
     In accordance with FASB 115, marketable debt and equity securities are classified as trading securities and are bought and held principally for the purpose of selling them in the near term and reported at fair value, with unrealized gains and losses included in earnings.
4. Sale of Our Non-controlling Membership in Holding LLC and Termination of Our Management Contracts
     Under the purchase option set forth in Section 5.4 of Holding LLC’s Operating Agreement dated as of May 1, 2001 (the “Holding LLC Operating Agreement”), the managing member of Holding LLC was permitted, at any time in its sole discretion, to redeem our membership interest in Holding LLC at a price equal to the fair market value of such interest determined as if Holding LLC had sold all of its assets for fair market value and liquidated.
     On September 7, 2006, we were advised that AREP entered into an Exclusivity Agreement and Letter of Intent (the “Letter of Intent”) with SandRidge Energy, Inc. (“SandRidge”), formerly Riata Energy, Inc., pursuant to which SandRidge would obtain an option to acquire NEG Oil & Gas. At the time of the notice, NEG Oil & Gas was the owner of 50.1% of our common stock and the holder of our senior notes. We were advised that the transaction was contingent upon NEG Oil & Gas, the managing member of Holding LLC, exercising its option to purchase our 50% non-managing membership interest in Holding LLC (or the acquisition of our interest in Holding LLC through another mechanism) and termination of our management agreements with Operating LLC, National Onshore and National Offshore. The transaction did not contemplate the acquisition of any of our common stock or the acquisition of our senior notes by SandRidge. We were not a party to the Letter of Intent.
     On October 25, 2006, we entered into an agreement with NEG Oil & Gas and American Real Estate Holdings Limited Partnership (“AREH”) pertaining to the possible purchase of our membership interest in Holding LLC, termination of our previously announced merger agreement, termination of our management agreements and payoff of our senior notes (the “NEG Oil & Gas Agreement”). Consummation of the transactions contemplated in the NEG Oil & Gas Agreement was generally contingent upon completion of AREP’s sale of NEG Oil & Gas to SandRidge.
     On November 21, 2006, AREP completed the sale of its interest in NEG Oil & Gas to SandRidge and effective on that date, we entered into the following transactions:
•	NEG Oil & Gas exercised its option to purchase our non-controlling 50% membership interest in Holding LLC for net cash proceeds of approximately $260.8 million;

•	We paid in full the outstanding principal balance and accrued interest on our 10.75% senior notes due October 31, 2007 (the “Senior Notes”) in the aggregate amount of $149.6 million. Such payment was made to AREP O&G Holding LLC (“AREP O&G”), as the holder of the Senior Notes;

•	The liens in favor of NEG Oil & Gas with respect to our membership interest in Holding LLC, and the proceeds thereof, under the Operating LLC credit facility were released and terminated;

•	Our management agreements pursuant to which we managed the operations of Operating LLC, National Onshore and National Offshore were terminated;

8

•	The previously announced Agreement and Plan of Merger dated December 7, 2005 (the “Merger Agreement”) among us, NEG Oil & Gas, NEG IPOCO, Inc. and, for certain purposes, AREH, pursuant to which we were to have been merged into NEG IPOCO, Inc, in connection with its proposed initial public offering, was terminated;

•	Any assets or property of NEG Oil & Gas and its subsidiaries owned by them but in our possession (including, without limitation, information technology, software and data relevant to the oil and gas operations of NEG Oil & Gas or its subsidiaries) were transferred and delivered to NEG Oil & Gas or its subsidiaries, as designated by NEG Oil & Gas; and

•	Most of our employees became employees of SandRidge.
     As noted above, utilizing the net proceeds to us from the sale of our interest in Holding LLC, we paid in full the outstanding principal balance and accrued interest on our Senior Notes in the aggregate amount of $149.6 million resulting in net proceeds to us from such transactions of approximately $111.2 million.
5. Dividends
     On February 15, 2007, we paid a one-time cash dividend to stockholders of record as of the close of business on February 1, 2007 in the amount of $3.31 per share, or $37.0 million in the aggregate.
6. Former Management Agreements
Former Operating LLC Management Agreement
     Prior to November 21, 2006, the management and operation of Operating LLC was undertaken by us pursuant to a management agreement which we entered into with Operating LLC, effective May 1, 2001, as amended from time to time. However, neither our management nor directors controlled the strategic direction of Operating LLC’s oil and natural gas business, including oil and natural gas drilling and capital investments, which were controlled by the managing member of Holding LLC (NEG Oil & Gas). The Operating LLC management agreement provided that we would manage Operating LLC’s oil and natural gas assets and business until the earlier of November 1, 2006 (subsequently amended to December 15, 2006), or such time as Operating LLC no longer owned any of the managed oil and natural gas properties. Our employees conducted the day-to-day operations of Operating LLC’s oil and natural gas business, and all costs and expenses incurred in the operation of the oil and natural gas properties were borne by Operating LLC, although the management agreement provided that the salary of our Chief Executive Officer was to be 70% attributable to the managed oil and natural gas properties, and the salaries of each of the General Counsel and Chief Financial Officer was 20% attributable to the managed oil and natural gas properties. In exchange for our management services, Operating LLC paid us a management fee equal to 115% of the actual direct and indirect administrative and reasonable overhead costs that we incurred in operating the oil and natural gas properties. Operating LLC agreed to indemnify us to the extent we incurred any liabilities in connection with our operation of the assets and properties of Operating LLC, except to the extent of our gross negligence or misconduct. We recorded $1.3 million and $3.8 million in management fee income for the three and six month periods, respectively, ended June 30, 2006 under this agreement.
     The Operating LLC management agreement was terminated on November 21, 2006.
Former National Onshore Management Agreement
     On August 28, 2003, we entered into a management agreement whereby we managed the oil and natural gas business of National Onshore until November 21, 2006. The National Onshore management agreement was entered in connection with a plan of reorganization for National Onshore proposed by Thornwood Associates LP, an entity affiliated with Carl C. Icahn (the “National Onshore Plan”). On August 28, 2003, the United States Bankruptcy Court, Southern District of Texas, issued an order confirming the National Onshore Plan. NEG Oil & Gas owned all of National Onshore, which was engaged in the exploration, production and transmission of oil and natural gas, primarily in South Texas. Bob G. Alexander and Philip D. Devlin, our President and CEO, and our former Vice President, Secretary and General Counsel, respectively, served on the National Onshore Board of Directors and acted as the two principal officers of National Onshore and its subsidiaries. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Onshore and its subsidiaries.
     The National Onshore management agreement provided that we were to be responsible for and have authority with respect to all of the day-to-day management of National Onshore’s business, but we did not function as a Disbursing Agent as such term is defined in the National Onshore Plan. As consideration for our services in managing the National Onshore business, the National Onshore management agreement provided that we receive a monthly fee of $312,500 plus the direct cost of any related field personnel. We recorded $1.2 million and $2.4 million in management fee income for the three and six month periods, respectively, ended June 30, 2006 under this agreement.

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     The National Onshore management agreement was terminated on November 21, 2006.
Former National Offshore Management Agreement
     On November 3, 2004, the United States Bankruptcy Court for the Southern District of Texas issued an order effective November 16, 2004 confirming a plan of reorganization for National Offshore (the “National Offshore Plan”). In connection with the Bankruptcy Court’s order confirming the National Offshore Plan, we entered into a management agreement with National Offshore to manage its oil and natural gas business until November 21, 2006. NEG Oil & Gas owned all of National Offshore, which was engaged in the exploration, production and transmission of natural gas and oil, primarily in the Gulf Coast and the Gulf of Mexico. Bob G. Alexander, our President and CEO, served on the National Offshore Board of Directors and acted as National Offshore’s President. Philip D. Devlin, our former Vice President, General Counsel and Secretary, served on the National Offshore Board of Directors and acted as National Offshore’s Vice President and Secretary. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Offshore. In exchange for our management services, the National Offshore management agreement provided that we are to be paid a monthly fee equal to 115% of the actual direct and indirect administrative overhead costs that we incurred in operating and administering the National Offshore oil and natural gas properties. We recorded $0.9 million and $2.9 million in management fee income for the three and six month periods, respectively, ended June 30, 2006 under this agreement.
     The National Offshore management agreement was terminated on November 21, 2006.
7. Ownership and Control of Outstanding Stock
     Until November 2006, NEG Oil & Gas owned 50.1% of our outstanding common stock and was a wholly-owned subsidiary of AREP, which owns 99% of AREH. As of November 2006, 50.1% of our common stock was transferred from NEG Oil & Gas to AREP O&G, an indirect wholly-owned subsidiary of AREP. The general partner of AREP and AREH, American Property Investors, Inc. (“API”), is indirectly wholly owned by Carl C. Icahn. As such, we may be deemed to be controlled by an affiliate of Mr. Icahn and his affiliated entities. Certain members of our Board of Directors have affiliations with various affiliates of AREH, including Arnos Corp. (“Arnos”), High River Limited Partnership (“High River”), AREP, API, High Coast Limited Partnership (“High Coast”), Cadus Pharmaceutical Corporation (“Cadus”), Greenville Holding LLC (“Greenville”), Icahn Management LP (“Icahn Management”), Philip Services Corporation (“Philip”), American Railcar Industries, Inc. (“ARI”), XO Holdings, Inc. (“XO”), Viskase Companies, Inc. (“Viskase”) and Lear Corporation (“Lear”). Mr. Robert J. Mitchell, one of our directors, was an employee of affiliates of Arnos and High River, before he retired effective November 1, 2004. Mr. Jack G. Wasserman, also one of our directors, is a member of the Board of Directors of API and certain subsidiaries and Cadus and a member of the API Audit Committee. Mr. Vincent Intrieri, also one of our directors, is a member of the Board of Directors of each of API, ARI, XO, Viskase and Lear, and an executive officer of each of High River, Icahn Management and Philip. Mr. Icahn is the largest single shareholder of Cadus ARI, XO, Viskase, and Lear. High Coast, High River, API, Greenville, AREP, AREH, Arnos, Icahn Management and Philip are entities affiliated with Mr. Icahn. On May 3, 2007, our Board of Directors appointed Mr. Andrew R. Skobe as our interim Chief Financial Officer. Mr. Skobe is the currently the interim Chief Financial Officer of API and AREP.
8. Former Investment in Holding LLC
     Prior to November 21, 2006, our interest in Holding LLC was governed by the Holding LLC Operating Agreement which provided for management and control of Holding LLC by NEG Oil & Gas and distributions to us and NEG Oil & Gas based on a prescribed order of distributions as follows:
     1. Guaranteed payments (“Guaranteed Payments”) were to be paid to us, calculated on an annual interest rate of 10.75% on the outstanding priority amount (“Priority Amount”). The Priority Amount included all outstanding debt owed to NEG Oil & Gas, including the amount of our Senior Notes. As of November 21, 2006, immediately prior to the exercise of NEG Oil & Gas’ option to purchase our membership interest in Holding LLC, the Priority Amount was $148.6 million. The Guaranteed Payments were made on a semi-annual basis.
     2. The Priority Amount was to be paid to us by November 6, 2006.

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     3. An amount equal to the Priority Amount and all Guaranteed Payments paid to us, plus any additional capital contributions made by NEG Oil & Gas, less any distributions previously made by Holding LLC to NEG Oil & Gas, was to be paid to NEG Oil & Gas.
     4. An amount equal to the aggregate annual interest (calculated at prime plus 1/2% on the sum of the Guaranteed Payments), plus any unpaid interest for prior years (calculated at prime plus 1/2% on the sum of the Guaranteed Payments), less any distributions previously made by Holding LLC to NEG Oil & Gas, was to be paid to NEG Oil & Gas.
     5. After the above distributions were made, any additional distributions were to be made in accordance with the ratio of NEG Oil & Gas and our respective capital accounts (capital accounts as defined in the Holding LLC Operating Agreement).
     The timing and amount of the Priority Amount was designed to provide us with sufficient proceeds to repay our Senior Notes. The timing and amounts of the Guaranteed Payments were expected to be sufficient to make the interest payments on our Senior Notes. Prior to the sale of our interest in Holding LLC on November 21, 2006, there was substantial uncertainty that we would receive any distribution above the Priority Amount and Guaranteed Payment amounts from Holding LLC. Due to the uncertainty, we accreted our investment in Holding LLC at the implicit rate of interest up to the Guaranteed Payments and Priority Amount expected to be collected through November 2006 (based on the terms of the Holding LLC Operating Agreement), recognizing the accretion income in earnings. Our investment in Holding LLC would have been reduced to zero upon our collection of the Priority Amount. Due to the substantial uncertainty that we would receive any distribution in excess of the Priority Amount and Guaranteed Payment amounts from Holding LLC, we did not record any income or recognize an asset related to our residual equity interest until NEG Oil & Gas exercised its option to purchase our membership interest in Holding LLC. We accounted for our residual equity investment in Holding LLC in accordance with Accounting Principles Board Opinion No. 18, “The Equity Method of Accounting for Investments in Common Stock” (“APB 18”).
     Quarterly, we evaluated the propriety of the carrying amount of our investment in Holding LLC to determine whether current events or circumstances warranted adjustments to the carrying value for any other than temporary impairment and/or revisions to accretion of income.
     The following is a summary income statement for Holding LLC for the three and six months ended June 30, 2006.

	Three Months	Six Months
	Ended June 30,	Ended June 30,
	2006	2006
Total revenues — gross	$31,127,981	$61,232,555
Unrealized derivative gain (loss)	13,078,949	35,666,033

Total revenues	44,206,930	96,898,588
Total cost and expenses	(18,329,316)	(36,779,298)

Operating income	25,877,614	60,119,290
Interest income and other	(2,465,534)	(4,615,654)

Net income	$23,412,080	$55,503,636

     For the six month period ended June 30, 2006, Holding LLC generated cash flows of $45.3 million from operating activities, and used $59.3 million in investing activities.
     For the three and six month periods ended June 30, 2006, Holding LLC recorded a $13.1 million increase and a $35.7 million increase, respectively, in total revenues as a result of marking to market their oil and gas derivatives. These were non-cash transactions.
     As of November 21, 2006, we no longer own an interest in Holding LLC.
9. Senior Notes
     Our Senior Notes plus accrued interest were paid in full on November 21, 2006. During the three and six month periods ended June 30, 2006, we incurred $3.5 million and $7.0 million, respectively, in interest expense on the Senior Notes.

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10. Income Taxes
     We adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), on January 1, 2007. There was no increase or decrease in the liability for unrecognized tax benefits as a result of the implementation of FIN 48. As of the date of adoption, we had no unrecognized tax benefits. We filed income tax returns in the United States Federal jurisdiction and in various state jurisdictions prior to 2007. Beginning in 2007, we are only required to file income tax returns in the United States Federal jurisdiction and in the State of Texas. We are no longer subject to US Federal or state income tax examinations for years prior to 2003.
11. Commitments and Contingencies
     In January 2007, we reached an agreement to settle a lawsuit brought in Oklahoma state court with respect to an oilfield waste facility licensed by the Oklahoma Corporation Commission the (“OCC”) in Canadian County, Oklahoma. The suit was originally filed in 1999 against us and approximately 100 other defendants claiming collateral liability with respect to the site. The matter was reviewed by the OCC in March 2007 with no further action. In May 2007, we received signed documents of release from the plaintiffs and defendants.
     To our knowledge, there are no additional legal proceedings in which we are defendants.
     On January 22, 2007, based on the approval by our board of directors and our compensation committee, we entered into a one year employment agreement with Bob. G. Alexander, effective as of November 22, 2006 (the “Effective Date”). The agreement reflects Mr. Alexander’s continuing employment as Chairman of the Board, President and Chief Executive Officer and Secretary, and his service in other positions for affiliates of the Company, at an annual base salary of $1,000,000. Under the terms of the agreement, Mr. Alexander is eligible to receive bonus compensation in an amount determined by the Board of Directors of the Company from time to time. In addition, Mr. Alexander is entitled to participate in employee benefit plans of the Company. The agreement is subject to earlier termination based on disability, death, termination by the Company with or without cause, change of control (as defined therein) or voluntary termination by Mr. Alexander with or without good reason. If Mr. Alexander’s employment is terminated by the Company without cause, upon a change of control or upon his death, the Company will pay Mr. Alexander or his estate, as the case may be, a lump sum severance payment equal to the amount of base salary and bonus, if any, that would have been paid to him if he had remained employed by the Company throughout the term of the employment agreement. Mr. Alexander has agreed to certain confidentiality, non-solicitation and non-competition covenants that begin on the Effective Date and extend for various periods beyond termination of his employment, except that the non-competition covenant terminates in the event that Mr. Alexander is terminated without cause or upon a change of control.
     We lease office space under an operating lease which expires in December 2007. Minimum lease payments under future operating lease commitments at June 30, 2007 are $303,792 and are payable in 2007.

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Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
     The following discussion should be read in conjunction with our Financial Statements and respective notes thereto, included elsewhere herein. The information below should not be construed to imply that the results discussed herein will necessarily continue into the future or that any conclusion reached herein will necessarily be indicative of actual operating results in the future. Such discussion represents our best present assessment.
     Statements in our discussion may be forward-looking. These forward-looking statements involve risks and uncertainties. We caution that a number of factors could cause future operations to differ materially from our expectations. See “Disclosures Regarding Forward-Looking Statements” at the beginning of this Quarterly Report.
Overview of our Business
     Until November 21, 2006, we were a management company engaged in the business of managing the exploration, development, production and operations of oil and natural gas properties, primarily located in Texas, Oklahoma, Arkansas and Louisiana (both onshore and in the Gulf of Mexico). We managed the oil and natural gas operations of NEG Operating LLC (“Operating LLC”), National Onshore LP (“National Onshore”) and National Offshore LP (“National Offshore”), all of which were affiliated entities. Our principal assets were our unconsolidated non-controlling 50% membership interest in NEG Holding LLC (“Holding LLC”) and the management agreements with Operating LLC, National Onshore and National Offshore.
     On November 21, 2006, we completed the sale of our non-controlling 50% membership interest in Holding LLC to NEG Oil & Gas, LLC (“NEG Oil & Gas”), paid our debt obligations in full, terminated our management agreements with Operating LLC, National Onshore and National Offshore and terminated the employment of the majority of our employees. Subsequent to November 21, 2006, we have no business operations and our principal assets consist of our cash and short-term investment balances, which aggregated $48.2 million at June 30, 2007. As a result, we are a shell company as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.
     On February 15, 2007, we paid a one-time cash dividend to stockholders of record as of the close of business on February 1, 2007 in the amount of $3.31 per share, or $37.0 million in the aggregate.
     Our Board of Directors intends to consider the appropriate application of our remaining cash and short-term investment balances, including but not limited to the possible acquisition of producing oil and gas properties and related businesses and assets or the equity in another entity which owns such properties, businesses and assets, the distribution of some or all of our assets to our shareholders, or our liquidation and dissolution. There can be no assurance our Board of Directors will authorize any such transaction.
     Because our principal assets consist of cash balances and investments thereof, we could be subject to regulation as an “investment company” under Sections 3(a)(1)(A) or (C) of the Investment Company Act of 1940, as amended (the “Act”), unless we conduct our self in a manner which avoids such status or otherwise does not require us to register under the Act. Rule 3a-2 of the Act provides for a “transient investment company” period, which allows a company with a bona fide intention to engage primarily, as soon as reasonably possible (but in no event past the first anniversary), in a business other than that of investing, reinvesting, owning, holding or trading securities to avoid registration under the Act for up to one year. As required under Rule 3a-2, our Board of Directors has adopted a resolution indicating that we have the present intention to be engaged in and consider the feasibility, costs, risks, profit potential and such other matters prudent and appropriate for the selection of, and to allow us to become engaged in a business or businesses other than investing, reinvesting, owning, holding or trading in securities, directly or through majority owned subsidiaries, by no later than November 21, 2007.
     We were incorporated under the laws of the State of Delaware on November 20, 1990 and, prior to February 1999, operated as an independent natural gas and oil company engaged in the exploration, development, exploitation and acquisition of natural gas and oil reserves in North America. In February 1999, we were placed under involuntary, court ordered bankruptcy protection and emerged from bankruptcy under a Plan of Reorganization (“Plan of Reorganization”) on August 4, 2000. The final decree closing the case became effective December 13, 2001. We have settled all matters relating to our bankruptcy proceeding.
Sale of Our Membership Interest in Holding LLC and Termination of Our Management Contracts
     Under the purchase option set forth in Section 5.4 of Holding LLC’s Operating Agreement dated as of May 1, 2001 (the “Holding LLC Operating Agreement”), the managing member of Holding LLC was permitted, at any time in its sole discretion, to redeem our membership interest in Holding LLC at a price equal to the fair market value of such interest determined as if Holding LLC had sold all of its assets for fair market value and liquidated.

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     On September 7, 2006, we were advised that AREP entered into an Exclusivity Agreement and Letter of Intent (the “Letter of Intent”) with SandRidge Energy, Inc. (“SandRidge”), formerly Riata Energy Inc., pursuant to which SandRidge would obtain an option to acquire NEG Oil & Gas. At the time of the notice, NEG Oil & Gas was the owner of 50.1% of our common stock and the holder our senior notes. We were advised that the transaction was contingent upon NEG Oil & Gas, the managing member of Holding LLC, exercising its option to purchase our 50% non-managing membership interest in Holding LLC (or the acquisition of our interest in Holding LLC through another mechanism) and termination of our management agreements with Operating LLC, National Onshore and National Offshore. The transaction did not contemplate the acquisition of any of our common stock or the acquisition of our senior notes by SandRidge. We were not a party to the Letter of Intent.
     On October 25, 2006, we entered into an agreement with NEG Oil & Gas and American Real Estate Holdings Limited Partnership (“AREH”) pertaining to the possible purchase of our membership interest in Holding LLC, termination of our previously announced merger agreement, termination of our management agreements and payoff of our senior notes (the “NEG Oil & Gas Agreement”). Consummation of the transactions contemplated in the NEG Oil & Gas Agreement was generally contingent upon completion of AREP’s sale of NEG Oil & Gas to SandRidge.
     On November 21, 2006, AREP completed the sale of its interest in NEG Oil & Gas to SandRidge and effective on that date, we entered into the following transactions:
•	NEG Oil & Gas exercised its option to purchase our non-controlling 50% membership interest in Holding LLC for net cash proceeds of approximately $260.8 million;

•	We paid in full the outstanding principal balance and accrued interest on our 10.75% senior notes due October 31, 2007 (the “Senior Notes”) in the aggregate amount of $149.6 million. Such payment was made to AREP O&G Holding LLC (“AREP O&G”), as the holder of the Senior Notes;

•	The liens in favor of NEG Oil & Gas with respect to our membership interest in Holding LLC, and the proceeds thereof, under the Operating LLC credit facility were released and terminated;

•	Our management agreements pursuant to which we managed the operations of Operating LLC, National Onshore and National Offshore were terminated;

•	The previously announced Agreement and Plan of Merger dated December 7, 2005 (the “Merger Agreement”) among us, NEG Oil & Gas, NEG IPOCO, Inc. and, for certain purposes, AREH, pursuant to which we were to have been merged into NEG IPOCO, Inc. in connection with its proposed initial public offering, was terminated;

•	Any assets or property of NEG Oil & Gas and its subsidiaries owned by them but in our possession (including, without limitation, information technology, software and data relevant to the oil and gas operations of NEG Oil & Gas or its subsidiaries) were transferred and delivered to NEG Oil & Gas or its subsidiaries, as designated by NEG Oil & Gas; and

•	Most of our employees became employees of SandRidge.
     As noted above, utilizing the net proceeds to us from the sale of our interest in Holding LLC, we paid in full the outstanding principal balance and accrued interest on our Senior Notes in the aggregate amount of $149.6 million resulting in net proceeds to us from such transactions of approximately $111.2 million.
Ownership and Control of Outstanding Stock
     Until November 2006, NEG Oil & Gas owned 50.1% of our outstanding common stock and was a wholly-owned subsidiary of AREP, which owns 99% of AREH. As of November 2006, 50.1% of our common stock was transferred from NEG Oil & Gas to AREP O&G, an indirect wholly-owned subsidiary of AREP. The general partner of AREP and AREH, American Property Investors, Inc. (“API”), is indirectly wholly owned by Carl C. Icahn. As such, we may be deemed to be controlled by an affiliate of Mr. Icahn and his affiliated entities. Certain members of our Board of Directors have affiliations with various affiliates of AREH, including Arnos Corp. (“Arnos”), High River Limited Partnership (“High River”), AREP, API, High Coast Limited Partnership (“High Coast”), Cadus Pharmaceutical Corporation (“Cadus”), Greenville Holding LLC (“Greenville”), Icahn Management LP (“Icahn Management”), Philip Services Corporation (“Philip”), American Railcar Industries, Inc. (“ARI”), XO Holdings, Inc. (“XO”), Viskase Companies, Inc. (“Viskase”) and Lear Corporation (“Lear”). Mr. Robert J. Mitchell, one of our directors, was an employee of affiliates of Arnos and High River, before he retired effective November 1, 2004. Mr. Jack G. Wasserman, also one of our directors, is a member of the Board of Directors of both API and certain subsidiaries and Cadus and a member of the API Audit Committee. Mr. Vincent Intrieri, also one of our directors, is a member of the Board of Directors of each of API, ARI, XO, Viskase and Lear, and an executive officer of each of High River, Icahn Management and Philip. Mr. Icahn is the largest single shareholder of Cadus ARI, XO, Viskase, and Lear. High Coast, High River, API, Greenville, AREP, AREH, Arnos, Icahn Management and Philip are entities affiliated with Mr. Icahn. On May 3, 2007, our Board of Directors appointed Mr. Andrew R. Skobe as our interim Chief Financial Officer. Mr. Skobe is the currently the interim Chief Financial Officer of API and AREP.

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Former Management Agreements
Former Operating LLC Management Agreement
     Prior to November 21, 2006, the management and operation of Operating LLC was undertaken by us pursuant to a management agreement which we entered into with Operating LLC, effective May 1, 2001, as amended from time to time. However, neither our management nor directors controlled the strategic direction of Operating LLC’s oil and natural gas business, including oil and natural gas drilling and capital investments, which were controlled by the managing member of Holding LLC (NEG Oil & Gas). The Operating LLC management agreement provided that we would manage Operating LLC’s oil and natural gas assets and business until the earlier of November 1, 2006 (subsequently amended to December 15, 2006), or such time as Operating LLC no longer owned any of the managed oil and natural gas properties. Our employees conducted the day-to-day operations of Operating LLC’s oil and natural gas business, and all costs and expenses incurred in the operation of the oil and natural gas properties were borne by Operating LLC, although the management agreement provided that the salary of our Chief Executive Officer was to be 70% attributable to the managed oil and natural gas properties, and the salaries of each of the General Counsel and Chief Financial Officer was 20% attributable to the managed oil and natural gas properties. In exchange for our management services, Operating LLC paid us a management fee equal to 115% of the actual direct and indirect administrative and reasonable overhead costs that we incurred in operating the oil and natural gas properties. Operating LLC agreed to indemnify us to the extent we incurred any liabilities in connection with our operation of the assets and properties of Operating LLC, except to the extent of our gross negligence or misconduct. We recorded $1.3 million and $3.8 million in management fee income for the three and six month periods, respectively, ended June 30, 2006 under this agreement.
     The Operating LLC management agreement was terminated on November 21, 2006.
Former National Onshore Management Agreement
     On August 28, 2003, we entered into a management agreement whereby we managed the oil and natural gas business of National Onshore until November 21, 2006. The National Onshore management agreement was entered in connection with a plan of reorganization for National Onshore proposed by Thornwood Associates LP, an entity affiliated with Carl C. Icahn (the “National Onshore Plan”). On August 28, 2003, the United States Bankruptcy Court, Southern District of Texas, issued an order confirming the National Onshore Plan. NEG Oil & Gas owned all of National Onshore, which was engaged in the exploration, production and transmission of oil and natural gas, primarily in South Texas. Bob G. Alexander and Philip D. Devlin, our President and CEO, and our former Vice President, Secretary and General Counsel, respectively, served on the National Onshore Board of Directors and acted as the two principal officers of National Onshore and its subsidiaries. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Onshore and its subsidiaries.
     The National Onshore management agreement provided that we were to be responsible for and have authority with respect to all of the day-to-day management of National Onshore’s business, but we did not function as a Disbursing Agent as such term is defined in the National Onshore Plan. As consideration for our services in managing the National Onshore business, the National Onshore management agreement provided that we receive a monthly fee of $312,500 plus the direct cost of any related field personnel. We recorded $1.2 million and $2.4 million in management fee income for the three and six month periods, respectively, ended June 30, 2006 under this agreement.
     The National Onshore management agreement was terminated on November 21, 2006.
Former National Offshore Management Agreement
     On November 3, 2004, the United States Bankruptcy Court for the Southern District of Texas issued an order effective November 16, 2004 confirming a plan of reorganization for National Offshore (the “National Offshore Plan”). In connection with the Bankruptcy Court’s order confirming the National Offshore Plan, we entered into a management agreement with National Offshore to manage its oil and natural gas business until November 21, 2006. NEG Oil & Gas owned all of National Offshore, which was engaged in the exploration, production and transmission of natural gas and oil, primarily in the Gulf Coast and the Gulf of Mexico. Bob G. Alexander, our President and CEO, served on the National Offshore Board of Directors and acted as National Offshore’s President. Philip D. Devlin, our former Vice President, General Counsel and Secretary, served on the National Offshore Board of Directors and acted as National Offshore’s Vice President and Secretary. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Offshore. In exchange for our management services, the National Offshore management agreement provided that we are to be paid a monthly fee equal to 115% of the actual direct and indirect administrative overhead costs that we incurred in operating and administering the National Offshore oil and natural gas properties. We recorded $0.9 million and $2.9 million in management fee income for the three and six month periods, respectively, ended June 30, 2006 under this agreement.

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     The National Offshore management agreement was terminated on November 21, 2006.
Results of Operations
     During the three and six month periods ended June 30, 2007, our primary source of income was interest income from our cash and short-term investments. During 2006, our primary sources of income were from the accretion of our investment in Holding LLC and management fees from affiliates.
Accretion of Our Investment in Holding LLC
     Prior to the sale of our interest in Holding LLC on November 21, 2006, there was substantial uncertainty that we would receive any distribution above the Priority Amount and Guaranteed Payment amounts from Holding LLC. Due to the uncertainty, we accreted our investment in Holding LLC at the implicit rate of interest up to the Guaranteed Payments and Priority Amount expected to be collected through November 2006 (based on the terms of the Holding LLC Operating Agreement), recognizing the accretion income in earnings. Our investment in Holding LLC would have been reduced to zero upon our collection of the Priority Amount. Due to the substantial uncertainty that we would receive any distribution in excess of the Priority Amount and Guaranteed Payment amounts from Holding LLC, we did not record any income or recognize an asset related to our residual equity interest until NEG Oil & Gas exercised its option to purchase our membership interest in Holding LLC. We accounted for our residual equity investment in Holding LLC in accordance with Accounting Principles Board Opinion No. 18, “The Equity Method of Accounting for Investments in Common Stock” (“APB 18”).
     Quarterly, we evaluated the propriety of the carrying amount of our investment in Holding LLC to determine whether current events or circumstances warranted adjustments to the carrying value for any other than temporary impairment and/or revisions to accretion of income.
Management Fees from Affiliates
     Due to the termination of our management contracts on November 21, 2006, during the three and six month periods ended June 30, 2007 we received no management fee income. During the three and six month periods ended June 30, 2006, we received management fees from the management agreements described above as follows:

	Three Month Period	Six Month Period
	Ended June 30, 2006	Ended June 30, 2006
Operating LLC	$1,317,066	$3,822,729
National Onshore	1,194,840	2,407,009
National Offshore	987,799	2,867,047

Total	$3,499,705	$9,096,785

Costs and Expenses
     Our costs and expenses are as follows:

	Three Month Period Ended
	June 30,
	2006	2007	Variance	%
Salaries and wages	$2,008,447	$289,419	(1,719,028)	(86)%
Insurance	236,058	9,771	(226,287)	(96)%
Rent and utilities	205,081	152,280	(52,801)	(26)%
Other G&A Expenses	814,710	210,432	(604,278)	(74)%
Depreciation	—	3,077	3,077	—
Interest expense	3,485,096	—	(3,485,096)	(100)%

Total costs & expenses	$6,749,392	$664,979	$(6,084,413)	(90)%

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	Six Month Period Ended
	June 30,
	2006	2007	Variance	%
Salaries and wages	$6,071,897	$603,409	(5,468,488)	(90)%
Insurance	494,174	88,557	(405,617)	(82)%
Rent and utilities	402,724	347,707	(55,017)	(14)%
Other G&A Expenses	2,421,872	860,513	(1,561,359)	(64)%
Depreciation	—	6,154	6,154	—
Interest expense	6,970,190	—	(6,970,190)	(100)%

Total costs & expenses	$16,360,857	$1,906,340	$(14,454,517)	(88)%

     Salaries and wages decreased $1.7 million during the three month period ended June 30, 2007 and $5.5 million during the six month period ended June 30, 2007 over the comparable periods in 2006 due to the sale of our interest in Holding LLC, cancellation of our management contracts, and the termination of substantially all of our employees on November 21, 2006. At June 30, 2007, we had three employees.
     The decrease of approximately $226,000 in insurance expense for the three months ended June 30, 2007, and approximately $406,000 for the six month period ended June 30, 2007 over the comparable periods in 2006 was due to sale of our interest in Holding LLC and reductions in staff on November 21, 2006.
     Due to the sale of our interest in Holding LLC, we canceled our office lease in Houston, Texas and paid the cancellation fee of $24,152 in 2007. The decrease in rent and utilities is attributable to the cancellation of the Houston office lease. The lease on our Dallas office space expires in December 2007. We have been unable to negotiate a favorable buy-out of our Dallas office space or locate a suitable candidate to sublease our excess office space, primarily due to the relatively short remaining term of our lease. We will continue to incur rent and utility expense at the current levels unless we are able to negotiate a buy-out of our lease or sublease our office space.
     Other G&A expenses decreased approximately $604,000 during the three month period ended June 30, 2007 and $1.6 million during the six month period ended June 30, 2007 over the comparable periods in 2006 due to the sale of our interest in Holding LLC and cancellation of our management contracts.
     Depreciation expense increased during the three and six month periods ended June 30, 2007 over the comparable periods in 2006 due to the purchase of a new vehicle.
     All debt was paid off at the end of 2006 resulting in no interest expense for the three and six month periods ended June 30, 2007 as compared to $3.5 million and $7.0 million for the same periods in 2006, respectively.
Liquidity and Capital Resources
     Currently we have no debt or other obligations other than our payroll and general and administrative expenses.
     As of June 30, 2007, our cash balances were $24.7 million which were in overnight depositary accounts with CitiBank and money market accounts with CitiCorp Investment Services. On January 22, 2007, we declared a one-time cash dividend on our outstanding common stock in the amount of $3.31 per share, or $37.0 million in the aggregate, payable on February 15, 2007 to stockholders of record as of the close of business on February 1, 2007.
     As of June 30, 2007, we have short-term investments of $23.5 million in variable rate demand notes issued by various municipalities purchased through CitiCorp Investment Services. The variable rate demand notes are highly liquid instruments and mature every 30 days. All of our investments in variable rate demand notes are privately insured and are rated AAA.
     We account for short term investments in marketable debt and equity securities in accordance with Statement of Financial Accounting Standards No. 115, “Accounting for Certain Investments in Debt and Equity Securities” (“FASB 115”).
     In accordance with FASB 115, marketable debt and equity securities are classified as trading securities and are bought and held principally for the purpose of selling them in the near term and reported at fair value, with unrealized gains and losses included in earnings.
Six Months Ended June 30, 2007, Compared with Six Months Ended June 30, 2006
     Net cash used in operating activities was $3.1 million for the six months ended June 30, 2007, compared to net cash used in operating activities of $8.2 million for the six months ended June 30, 2006. The decrease in cash flows used in operating activities is primarily due to the payment of $2.7 million income tax payable and net loss in 2007. In 2006, the cash used in operations was attributable to non-cash revenues from the accretion of our investment in Holding LLC and higher cash expenses attributable to employee incentive bonuses and increased other G&A expenses.

17

     Net cash used in investing activities during the six month period ended June 30, 2007 related to our net investment of $23.5 million in short-term investments, as described above. For the comparable period in 2006, we received a guaranteed payment of $8.0 million from Holding LLC.
     On February 15, 2007, we paid a one-time cash dividend to stockholders of record as of the close of business on February 1, 2007 in the amount of $3.31 per share, or $37.0 million in the aggregate.
Table of Contractual Obligations
     The following table is a summary of our contractual obligations as of June 30, 2007:

	Payment Due by Period
		Less Than	One-Three	Four-Five	After
	Total	One Year	Years	Years	Five Years
Rent	$303,792	$303,792	$—	$—	$—
CEO Employment Contract	500,000	500,000

Total	$803,792	$803,792	$—	$—	$—

     See Note 11 to our financial statements for a description of these obligations.
Critical Accounting Policies and Estimates
     We follow certain significant accounting policies when preparing our consolidated financial statements. A complete summary of these policies is included in Note 4 of Notes to Financial Statements in our annual report on form 10-K for the year ended December 31, 2006. As of June 30, 2007, we believe there are no significant policies requiring difficult, subjective or complex judgements of management which would make the estimate or judgments inherently uncertain.
Recent Accounting Pronouncements
     In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value under Generally Accepted Accounting Principles and requires enhanced disclosures about fair value measurements. It does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 will not have a material impact on us.

18

     In September 2006, the FASB issued SFAS No. 158 “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans.” This Statement amends Statement 87, FASB Statement No. 88, Employers’ Accounting for Settlement and Curtailments of Defined Benefit Pension Plans and for Termination Benefits, Statement 106, and FASB Statement No. 132 (revised 2003), Employers’ Disclosures about Pensions and Other Postretirement Benefits, and other related accounting literature. SFAS No. 158 requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in the funded status in the year in which the changes occur through comprehensive income. This Statement also requires employers to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. Employers with publicly traded equity securities are required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. We currently have no defined benefit or other post retirement plans subject to this standard.
     In February 2007, the FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115 (“SFAS 159”). The fair value option established by SFAS 159 permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity will report unrealized gains and losses on items for which the fair value option has been elected in earnings (or another performance indicator if the business entity does not report earnings) at each subsequent reporting date. The fair value option: (a) may be applied instrument by instrument, with a few exceptions, such as investments otherwise accounted for by the equity method; (b) is irrevocable (unless a new election date occurs); and (c) is applied only to entire instruments and not to portions of instruments. FASB No. 159 is effective as of the beginning of fiscal years beginning after November 15, 2007. The adoption of SFAS 159 is not expected to be material to the our financial statements.
Off Balance Sheet Arrangements
     We have no off balance sheet financing arrangements.

19

Item 3. Quantitative and Qualitative Disclosures About Market Risk
     As of June 30, 2007 we had no exposure to currency or commodity risk. As of June 30, 2007, due to the short-term nature of our investments in variable rate demand notes, we are subject to short-term fluctuations in interest rates. A 100 basis point change in interest rates could change our interest income by approximately $500,000 per year.
Item 4. Control and Procedures
Conclusion Regarding the Effectiveness of Disclosure Controls and Procedures
     In accordance with Securities Exchange Act Rules 13a-15 and 15d-15, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, we carried out an evaluation of the effectiveness of our disclosure controls and procedures as of the end of the period covered by this report. Based on that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective as of the end of the period covered by this report to provide reasonable assurance that information required to be disclosed in our reports filed or submitted under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms.
Changes In Internal Control Over Financial Reporting
     There have not been any changes in our internal control over financial reporting during the three months ended June 30, 2007 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

20

PART II
OTHER INFORMATION
Item 1. Legal Proceedings
     In January 2007, we reached an agreement to settle a lawsuit brought in Oklahoma state court with respect to an oilfield waste facility licensed by the Oklahoma Corporation Commission the (“OCC”) in Canadian County, Oklahoma. The suit was originally filed in 1999 against us and approximately 100 other defendants claiming collateral liability with respect to the site. The matter was reviewed by the OCC in March 2007 with no further action. In May 2007, we received signed documents of release from the plaintiffs and defendants.
     To our knowledge, there are no additional legal proceedings in which we are defendants.
Item 1A. Risk Factors
     There have been no material changes in our risk factors from those previously disclosed in our 2006 Annual Report on Form 10-K.
Item 2-5. None.
Item 6. Exhibits.
     (a) Exhibits
     The list of exhibits required by Item 601 of Regulation S-K and filed as part of this report is set forth in the Index to Exhibits.

21

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL ENERGY GROUP, INC.
	By:	/s/ BOB G. ALEXANDER
Bob G. Alexander
August 8, 2007		President and Chief Executive Officer

	By:	/s/ ANDREW R. SKOBE
Andrew R. Skobe
August 8, 2007		Chief Financial Officer

22

INDEX TO EXHIBITS

3.1	Restated Certificate of Incorporation filed with the Secretary of State of Delaware on October 16, 2000 (1)

3.2	By-laws of the Company (2)

3.3	Amendment to Restated Certificate of Incorporation filed with the Secretary of State of Delaware on November 10, 2003 (3)

10.1	Employment agreement effective November 22, 2006 between Bob G. Alexander and National energy Group, Inc. (4)

10.2	Agreement dated October 25, 2006 among the Company, NEG Oil & Gas and AREH (5)

31.1	Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (6)

31.2	Certification of Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (6)

32.1	Certification of Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 (6). Pursuant to SEC Release 34-47551, this Exhibit is furnished to the SEC and shall not be deemed to be “filed.”

32.2	Certification of Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350(6). Pursuant to SEC Release 34-47551, this Exhibit is furnished to the SEC and shall not be deemed to be “filed.”

(1)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2000.

(2)	Incorporated by reference to the Company’s Registration Statement on Form S-4 (No. 33-38331), dated April 3, 1991.

(3)	Incorporated by reference to the Company’s Quarterly Report Form 10-Q for the quarter ended September 30, 2003.

(4)	Incorporated by reference to the Company’s Form 8-K filed January 22, 2007.

(5)	Incorporated by reference to the Company’s Form 8-K, filed October 26, 2006.

(6)	Filed or furnished herewith.

23

Annex F

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 10-Q

☐	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended September 30, 2007

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Commission file No. 0-19136
National Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	58-1922764
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
4925 Greenville Avenue
Suite 1400 One Energy Square
Dallas, Texas 75206
(Address of principal executive offices)(zip code)
(214) 692-9211
(Registrant’s telephone number, including area code)
     Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑ No ☐
     Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act (check one):
Large accelerated filer ☐                    Accelerated filer ☐                    Non-accelerated filer ☑
     Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☑ No ☐
     11,172,117 shares of the registrant’s Common Stock, $0.01 par value, were outstanding on November 12, 2007.

F-1

NATIONAL ENERGY GROUP, INC.
INDEX

1

DISCLOSURES REGARDING FORWARD-LOOKING STATEMENTS
     This Quarterly Report on Form 10-Q (“Quarterly Report”) includes “forward-looking statements “within the meaning of various provisions of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. The words “anticipate,” “expect,” “estimate,” “predict,” “believe,” and similar expressions and variations thereof are intended to identify forward-looking statements. All statements, other than statements of historical facts, included in this Quarterly Report that address activities, events, or developments that we expect or anticipate will or may occur in the future, relating to the operations of National Energy Group, Inc., our business strategies, goals, plans, references to future success, references to intentions as to future matters and other such matters are forward-looking statements and include statements regarding the interest, belief or current expectations of our management, directors, or officers regarding such matters. These statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including the risk factors (see Item 1A — Risk Factors) discussed in our Annual Report on Form 10-K for the year ended December 31, 2006, the opportunities (or lack thereof) that may be presented to and pursued by us, competitive actions by other companies, changes in laws or regulations, and other factors, many of which are beyond our control. Consequently, all of the forward-looking statements made in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to or effects on our company or our business or operations. Such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements.
     In this Quarterly Report, unless the context requires otherwise, when we refer to “we,” “us” and “our,” we are describing National Energy Group, Inc.

2

NATIONAL ENERGY GROUP, INC.
BALANCE SHEETS

	December 31,	September 30,
	2006	2007
		(Unaudited)

ASSETS

Current assets:
Cash and cash equivalents	$88,199,910	$2,108,800
Short term investments	—	45,944,285
Accounts receivable — affiliates	46,242	—
Accounts receivable — other	193,350	75,591
Income tax receivable	—	291,997
Other	—	80,790

Total current assets	88,439,502	48,501,463
Property, plant and equipment, net	63,369	79,672

Total assets	$88,502,871	$48,581,135

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$177,440	$273,617
Income taxes payable	2,717,652	—

Total current liabilities	2,895,092	273,617
Long term liabilities:
Deferred tax liability	7,016	7,016
Stockholders’ equity:
Common stock, $.01 par value:
Authorized shares — 15,000,000 at December 31, 2006 and September 30, 2007; 11,190,650 Issued shares at December 31, 2006 and September 30, 2007	111,907	111,907
Additional paid-in capital	123,022,302	123,022,302
Accumulated deficit	(37,531,265)	(74,831,526)
Treasury stock, at cost (18,533 shares)	(2,181)	(2,181)

Total stockholders’ equity	85,600,763	48,300,502

Total liabilities and stockholders’ equity	$88,502,871	$48,581,135

The accompanying notes are an integral part of these financial statements.

3

NATIONAL ENERGY GROUP, INC.
STATEMENTS OF OPERATIONS

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2007	2006	2007
	(Unaudited)		(Unaudited)
Revenues:
Accretion of Investment in Holding LLC	$15,605,311	$—	$42,835,228	$—
Management fees from affiliates	4,052,661	—	13,149,446	—
Interest income and other, net	18,436	585,422	46,081	1,982,910

Total revenues	19,676,408	585,422	56,030,755	1,982,910
Cost and expenses:
Salaries and wages	2,840,251	283,767	8,912,147	887,176
Insurance	280,259	30,412	774,432	118,969
Rent and utilities	213,650	158,067	616,374	505,774
Other general and administrative expenses	763,550	229,339	3,185,421	1,089,853
Depreciation	—	5,187	—	11,341
Interest expense	3,485,096	—	10,455,287	—

Total costs and expenses	7,582,806	706,772	23,943,661	2,613,113

Income (loss) before income taxes	12,093,602	(121,350)	32,087,094	(630,203)
Income tax benefit (expense)	4,634,619	131,551	(2,383,117)	309,650

Net income (loss)	$16,728,221	$10,201	$29,703,977	$(320,553)

Earnings (loss) per common share:
Net income (loss) per common share	$1.50	$—	$2.66	$(0.03)

Weighted average number of common shares outstanding	11,172,117	11,172,117	11,172,119	11,172,117

The accompanying notes are an integral part of these financial statements.

4

NATIONAL ENERGY GROUP, INC.
STATEMENTS OF CASH FLOWS

	Nine Months Ended
	September 30,
	2006	2007
	(Unaudited)

Operating Activities:
Net income (loss)	$29,703,977	$(320,553)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Accretion of Investment in Holding LLC	(42,835,228)	—
Depreciation	—	11,341
Deferred gain amortization — interest reduction	(1,528,571)	—
Deferred income tax expense (benefit)	2,446,490	—
Changes in operating assets and liabilities:
Accounts receivable	89,552	(127,996)
Other current assets	75,038	(80,790)
Other long assets	—	4,000
Income taxes payable	—	(2,717,652)
Accounts payable and accrued liabilities	4,580,765	96,177

Net cash used in operating activities	(7,467,977)	(3,135,473)

Investing activities:
Purchase of furniture, fixtures, and equipment		(31,644)
Guaranteed payment from Holding LLC	7,989,239	—
Investment in short term securities	—	(146,499,901)
Sale of short term securities	—	100,555,616

Net cash used in investing activities	7,989,239	(45,975,929)

Financing activities:
Dividend payment	—	(36,979,708)

Net cash used in financing activities	—	(36,979,708)

Decrease in cash and cash equivalents	521,262	(86,091,110)
Cash and cash equivalents at beginning of period	3,059,007	88,199,910

Cash and cash equivalents at end of period	$3,580,269	$2,108,800

Supplemental cash flow information
Interest paid in cash	$7,989,239	$—

Income taxes paid	$—	$2,717,652

The accompanying notes are an integral part of these financial statements.

5

NATIONAL ENERGY GROUP, INC.
STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)
(Unaudited)

						Total
	Common Stock		Additional	Treasury	Accumulated	Stockholders’
	Shares	Amount	Paid-In Capital	Stock	Deficit	Equity
Balance at December 31, 2006	11,190,650	$111,907	$123,022,302	$(2,181)	$(37,531,265)	$85,600,763

Dividend	—	—	—	—	(36,979,708)	(36,979,708)
Net loss	—	—	—	—	(320,553)	(320,553)

Balance at September 30, 2007	11,190,650	$111,907	$123,022,302	$(2,181)	$(74,831,526)	$48,300,502

The accompanying notes are an integral part of these financial statements.

6

NATIONAL ENERGY GROUP, INC.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)
September 30, 2007
1. Recent Events
     Until November 21, 2006, we were a management company engaged in the business of managing the exploration, development, production and operations of oil and natural gas properties, primarily located in Texas, Oklahoma, Arkansas and Louisiana (both onshore and in the Gulf of Mexico). We managed the oil and natural gas operations of NEG Operating LLC (“Operating LLC”), National Onshore LP (“National Onshore”) and National Offshore LP (“National Offshore”), all of which were affiliated entities. Our principal assets were our unconsolidated non-controlling 50% membership interest in NEG Holding LLC (“Holding LLC”) and the management agreements with Operating LLC, National Onshore and National Offshore.
     On November 21, 2006, we completed the sale of our non-controlling 50% membership interest in Holding LLC to NEG Oil& Gas, LLC (“NEG Oil & Gas”), paid our debt obligations in full, terminated our management agreements with Operating LLC, National Onshore and National Offshore and terminated the employment of the majority of our employees. Subsequent to November 21, 2006, we have no business operations and our principal assets consist of our cash and short-term investment balances, which approximated $48.1 million at September 30, 2007. As a result, we are a shell company as defined in Rule12b-2 of the Securities Exchange Act of 1934, as amended.
Board of Directors decision to liquidate and dissolve the Company
The Company’s Board of Directors has considered the appropriate application of our remaining cash and short-term investment balances, including but not limited to the possible acquisition of producing oil and gas properties and related businesses and assets or the equity in another entity which owns such properties, businesses and assets, the distribution of some or all of our assets to our shareholders, or our liquidation and dissolution. On November 12, 2007, the Company’s Board of Directors determined, in its best business judgment after consideration of all strategic options available to the Company, that it is in the best interests of the Company’s shareholders to liquidate all of the Company’s assets and to dissolve the Company. The Company’s Board of Directors approved the dissolution of the Company and the Plan of Complete Dissolution and Liquidation (the “Plan”), subject to required shareholder approval. The Company intends to hold a special meeting of the Company’s shareholders (the “Meeting”) to seek approval of the Plan and the dissolution of the Company. The Company will announce the timing of the Meeting and set a record date for the shares entitled to vote at the Meeting after the Securities and Exchange Commission has completed its review of the related proxy materials that the Company intends to file in the near future.
     Following shareholder approval of the Company’s dissolution pursuant to the Plan, the Board of Directors expects to carry out an orderly disposition of the Company’s assets and liabilities and then declare a cash distribution to the Company’s shareholders
     If we are unable to liquidate and dissolve the Company in an orderly manner, because our principal assets consist of cash balances and investments thereof, we could be subject to regulation as an “investment company” under Sections 3(a) (1) (A) or (C) of the Investment Company Act of 1940, as amended (the “Act”), unless we conduct our self in a manner which avoids such status or otherwise does not require us to register under the Act. Rule 3a-2 of the Act provides for a “transient investment company” period, which allows a company with a bona fide intention to engage primarily, as soon as reasonably possible (but in no event past the first anniversary), in a business other than that of investing, reinvesting, owning, holding or trading securities to avoid registration under the Act for up to one year. As required under Rule 3a-2, our Board of Directors has adopted a resolution indicating that we have the present intention to be engaged in and consider the feasibility, costs, risks, profit potential and such other matters prudent and appropriate for the selection of, and to allow us to become engaged in a business or businesses other than investing, reinvesting, owning, holding or trading in securities, directly or through majority owned subsidiaries, by no later than November 21, 2007.
2. Background
     We were incorporated under the laws of the State of Delaware on November 20, 1990 and, prior to February 1999, operated as an independent natural gas and oil company engaged in the exploration, development, exploitation and acquisition of natural gas and oil reserves in North America. In February 1999, we were placed under involuntary, court ordered bankruptcy protection and emerged from bankruptcy under a Plan of Reorganization (“Plan of Reorganization”) on August 4, 2000. The final decree closing the case became effective December 13, 2001. We have settled all matters relating to our bankruptcy proceeding.
     As mandated by the Plan of Reorganization and the bankruptcy court, on September 12, 2001, but effective May 1, 2001, we contributed all of our operating assets and oil and natural gas properties, excluding certain cash balances, to Holding LLC. In exchange, we received a non-controlling 50% membership interest in Holding LLC. Gascon Partners (“Gascon”), an entity owned or controlled by Carl C. Icahn, contributed certain assets to Holding LLC in exchange for the remaining 50% managing ownership interest. Effective May 1, 2001, Holding LLC contributed the majority of its assets and liabilities to Operating LLC, a 100% owned subsidiary of Holding LLC. We entered into a management and operating agreement to manage the operations of Operating LLC. In 2005, Gascon sold its managing membership interest in Holding LLC to Ichan Enterprises, L.P. (“IE”) formerly known as American Real Estate Partners, L.P. IE concurrently transferred its 50% managing membership interest in Holding LLC to its wholly-owned subsidiary, NEG Oil & Gas.

7

     In August 2003 and November 2004, we entered into agreements to manage the operations of National Onshore and National Offshore, respectively. Both National Onshore and National Offshore were owned by NEG Oil & Gas.
     All management agreements were terminated on November 21, 2006.
     Until November 21, 2006, due to the substantial uncertainty relating to distributions from Holding LLC, we accounted for our unconsolidated non-controlling 50% interest in Holding LLC as a preferred investment. We recognized income from the accretion of our investment in Holding LLC using the interest method. Our revenues were comprised solely of the accretion of our investment in Holding LLC and fees received for the management of Operating LLC, National Onshore and National Offshore.
3. Basis of Presentation
     The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and the instructions to Form 10-Q and Article 10 of Regulation S-X and are fairly presented. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. Subsequent to September 30, 2007, the Board of Directors decided to commence an orderly liquidation and dissolution of the Company. In our opinion, these financial statements contain all adjustments, consisting of normal recurring accruals, necessary to present fairly the financial position, results of operations and cash flows for the periods indicated. The preparation of financial statements in accordance with generally accepted accounting principles requires us to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from these estimates. Our quarterly financial data should be read in conjunction with our financial statements for the year ended December 31, 2006 (including the notes thereto), set forth in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2007.
     The accompanying financial statements reflect the Company’s financial position, results of operations and cash flows on a “going-concern” basis. As of the date of the shareholder approval of the Plan, all assets and liabilities will be restated to a liquidation basis. Management anticipates such adjustments will consist of write-downs of property, plant and equipment and certain other immaterial adjustments to the book value of certain assets and liabilities since the book value of substantially all of the assets and liabilities of the Company are carried at market value, which approximates liquidation value.
The results of operations for the three and nine month periods ended September 30, 2007, are not necessarily indicative of the results expected for the full year. Certain prior year amounts have been reclassified to correspond with the current year presentation.
4. Short-Term Investments
     The Company accounts for short term investments in marketable debt and equity securities in accordance with Statement of Financial Accounting Standards No. 115, “Accounting for Certain Investments in Debt and Equity Securities"(“FASB 115”).
     In accordance with FASB 115, marketable debt and equity securities are classified as trading securities and are bought and held principally for the purpose of selling them in the near term and reported at fair value, with unrealized gains and losses included in earnings.
5. Sale of Our Non-controlling Membership in Holding LLC and Termination of Our Management Contracts
     Under the purchase option set forth in Section 5.4 of Holding LLC’s Operating Agreement dated as of May 1, 2001 (the “Holding LLC Operating Agreement”), the managing member of Holding LLC was permitted, at any time in its sole discretion, to redeem our membership interest in Holding LLC at a price equal to the fair market value of such interest determined as if Holding LLC had sold all of its assets for fair market value and liquidated.
     On September 7, 2006, IE entered into an Exclusivity Agreement and Letter of Intent (the “Letter of Intent”) with SandRidge Energy, Inc. (“SandRidge”), formerly Riata Energy, Inc., pursuant to which SandRidge would obtain an option to acquire NEG Oil & Gas. At the time of the notice, NEG Oil & Gas was the owner of 50.1% of our common stock and the holder of our senior notes. We were advised that the transaction was contingent upon NEG Oil & Gas, the managing member of Holding LLC, exercising its option to purchase our 50% non-managing membership interest in Holding LLC (or the acquisition of our interest in Holding LLC through another mechanism) and termination of our management agreements with Operating LLC, National Onshore and National Offshore. The transaction did not contemplate the acquisition of any of our common stock or the acquisition of our senior notes by SandRidge. We were not a party to the Letter of Intent.

8

     On October 25, 2006, we entered into an agreement with NEG Oil & Gas and American Real Estate Holdings Limited Partnership (“AREH”) pertaining to the possible purchase of our membership interest in Holding LLC, termination of our previously announced merger agreement, termination of our management agreements and payoff of our senior notes (the “NEG Oil & Gas Agreement”). Consummation of the transactions contemplated in the NEG Oil & Gas Agreement was generally contingent upon completion of IE’s sale of NEG Oil & Gas to SandRidge.
     On November 21, 2006, IE completed the sale of its interest in NEG Oil & Gas to SandRidge and effective on that date, we entered into the following transactions:
•	NEG Oil & Gas exercised its option to purchase our non-controlling 50% membership interest in Holding LLC for net cash proceeds of approximately $260.8 million;

•	We paid in full the outstanding principal balance and accrued interest on our 10.75% senior notes due October 31, 2007 (the “Senior Notes”) in the aggregate amount of $149.6 million. Such payment was made to AREPO&G Holding LLC (“AREP O&G”), as the holder of the Senior Notes;

•	The liens in favor of NEG Oil & Gas with respect to our membership interest in Holding LLC, and the proceeds thereof, under the Operating LLC credit facility were released and terminated;

•	Our management agreements pursuant to which we managed the operations of Operating LLC, National Onshore and National Offshore were terminated;

•	The previously announced Agreement and Plan of Merger dated December 7, 2005 (the “Merger Agreement”) among us, NEG Oil & Gas, NEG IPOCO, Inc. and, for certain purposes, AREH, pursuant to which we were to have been merged into NEG IPOCO, Inc, in connection with its proposed initial public offering, was terminated;

•	Any assets or property of NEG Oil & Gas and its subsidiaries owned by them but in our possession (including, without limitation, information technology, software and data relevant to the oil and gas operations of NEG Oil & Gas or its subsidiaries) were transferred and delivered to NEG Oil & Gas or its subsidiaries, as designated by NEG Oil &Gas; and

•	Most of our employees became employees of SandRidge.
     As noted above, utilizing the net proceeds to us from the sale of our interest in Holding LLC, we paid in full the outstanding principal balance and accrued interest on our Senior Notes in the aggregate amount of $149.6 million resulting in net proceeds to us from such transactions of approximately $111.2 million.
6. Dividends
     On February 15, 2007, we paid a one-time cash dividend to stockholders of record as of the close of business on February 1, 2007 in the amount of $3.31 per share, or approximately $37.0 million in the aggregate.
7. Former Management Agreements
Former Operating LLC Management Agreement
     Prior to November 21, 2006, the management and operation of Operating LLC was undertaken by us pursuant to a management agreement which we entered into with Operating LLC, effective May 1, 2001, as amended from time to time. However, neither our management nor directors controlled the strategic direction of Operating LLC’s oil and natural gas business, including oil and natural gas drilling and capital investments, which were controlled by the managing member of Holding LLC (NEG Oil & Gas). The Operating LLC management agreement provided that we would manage Operating LLC’s oil and natural gas assets and business until the earlier of November 1, 2006 (subsequently amended to December 15, 2006), or such time as Operating LLC no longer owned any of the managed oil and natural gas properties. Our employees conducted the day-to-day operations of Operating LLC’s oil and natural gas business, and all costs and expenses incurred in the operation of the oil and natural gas properties were borne by Operating LLC, although the management agreement provided that the salary of our Chief Executive Officer was to be 70% attributable to the managed oil and natural gas properties, and the salaries of each of the General Counsel and Chief Financial Officer was 20% attributable to the managed oil and natural gas properties. In exchange for our management services, Operating LLC paid us a management fee equal to 115% of the actual direct and indirect administrative and reasonable overhead costs that we incurred in operating the oil and natural gas properties. Operating LLC agreed to indemnify us to the extent we incurred any liabilities in connection with our operation of the assets and properties of Operating LLC, except to the extent of our gross negligence or misconduct. We recorded $1.6 million and $5.5 million in management fee income for the three and nine month periods ended September 30, 2006, respectively, under this agreement.
     The Operating LLC management agreement was terminated on November 21, 2006.
Former National Onshore Management Agreement
     On August 28, 2003, we entered into a management agreement whereby we managed the oil and natural gas business of National Onshore until November 21, 2006. The National Onshore management agreement was entered in connection with a plan of reorganization for National Onshore proposed by Thornwood Associates LP, an entity affiliated with Carl C. Icahn (the “National Onshore Plan”). On August 28, 2003, the United States Bankruptcy Court, Southern District of Texas, issued an order confirming the National Onshore Plan. NEG Oil & Gas owned all of National Onshore, which was engaged in the exploration, production and transmission of oil and natural gas, primarily in South Texas. Bob G. Alexander and Philip D. Devlin, our President and CEO, and our former Vice President, Secretary and General Counsel, respectively, served on the National Onshore Board of Directors and acted as the two principal officers of National Onshore and its subsidiaries. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Onshore and its subsidiaries.

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     The National Onshore management agreement provided that we were to be responsible for and have authority with respect to all of the day-to-day management of National Onshore’s business, but we did not function as a Disbursing Agent as such term is defined in the National Onshore Plan. As consideration for our services in managing the National Onshore business, the National Onshore management agreement provided that we receive a monthly fee of $312,500 plus the direct cost of any related field personnel. We recorded $1.2 million and $3.6 million in management fee income for the three and nine month periods ended September 30, 2006, respectively, under this agreement.
     The National Onshore management agreement was terminated on November 21, 2006.
Former National Offshore Management Agreement
     On November 3, 2004, the United States Bankruptcy Court for the Southern District of Texas issued an order effective November 16, 2004 confirming a plan of reorganization for National Offshore (the “National Offshore Plan”). In connection with the Bankruptcy Court’s order confirming the National Offshore Plan, we entered into a management agreement with National Offshore to manage its oil and natural gas business until November 21, 2006. NEG Oil & Gas owned all of National Offshore, which was engaged in the exploration, production and transmission of natural gas and oil, primarily in the Gulf Coast and the Gulf of Mexico. Bob G. Alexander, our President and CEO, served on the National Offshore Board of Directors and acted as National Offshore’s President. Philip D. Devlin, our former Vice President, General Counsel and Secretary, served on the National Offshore Board of Directors and acted as National Offshore’s Vice President and Secretary. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Offshore. In exchange for our management services, the National Offshore management agreement provided that we are to be paid a monthly fee equal to 115% of the actual direct and indirect administrative overhead costs that we incurred in operating and administering the National Offshore oil and natural gas properties. We recorded $1.2 million and $4.1 million in management fee income for the three and nine month periods ended September 30, 2006, respectively, under this agreement.
     The National Offshore management agreement was terminated on November 21, 2006.
8. Ownership and Control of Outstanding Stock
     Until November 2006, NEG Oil & Gas owned 50.1% of our outstanding common stock and was a wholly-owned subsidiary of IE, which owns 99% of AREH. As of November 2006, 50.1% of our common stock was transferred from NEG Oil & Gas to AREP O&G, an indirect wholly-owned subsidiary of IE. The general partner of IE and AREH, American Property Investors, Inc. (“API”) is indirectly wholly owned by Carl C. Icahn. As such, we may be deemed to be controlled by an affiliate of Mr. Icahn and his affiliated entities. Certain members of our Board of Directors have affiliations with various affiliates of AREH, including Arnos Corp. (“Arnos”), High River Limited Partnership (“High River”),IE, API, High Coast Limited Partnership (“High Coast”), Cadus Pharmaceutical Corporation(“Cadus”), Greenville Holding LLC (“Greenville”), Icahn Management LP (“Icahn Management”), Philip Services Corporation (“Philip”), American Railcar Industries, Inc.(“ARI”), XO Holdings, Inc. (“XO”), Viskase Companies, Inc. (“Viskase”) and Lear Corporation (“Lear”). Mr. Robert J. Mitchell, one of our directors, was an employee of affiliates of Arnos and High River, before he retired effective November 1, 2004. Mr. Jack G. Wasserman, also one of our directors, is a member of the Board of Directors of API and certain subsidiaries and Cadus and a member of the API Audit Committee. Mr. Vincent Intrieri, also one of our directors, is a member of the Board of Directors of each of API, ARI, XO, Viskase and Lear, and an executive officer of each of High River, Icahn Management and Philip. Mr. Icahn is the largest single shareholder of Cadus ARI, XO, Viskase, and Lear. High Coast, High River, API, Greenville, IE, AREH, Arnos, Icahn Management and Philip are entities affiliated with Mr. Icahn. On May 3, 2007, our Board of Directors appointed Mr. Andrew R. Skobe as our interim Chief Financial Officer. Mr. Skobe is the currently the interim Chief Financial Officer of API and IE.
9. Former Investment in Holding LLC
     Prior to November 21, 2006, our interest in Holding LLC was governed by the Holding LLC Operating Agreement which provided for management and control of Holding LLC by NEG Oil & Gas and distributions to us and NEG Oil & Gas based on a prescribed order of distributions as follows:
     1. Guaranteed payments (“Guaranteed Payments”) were to be paid to us, calculated on an annual interest rate of 10.75% on the outstanding priority amount (“Priority Amount”). The Priority Amount included all outstanding debt owed to NEG Oil & Gas, including the amount of our Senior Notes. As of November 21, 2006, immediately prior to the exercise of NEG Oil & Gas’ option to purchase our membership interest in Holding LLC, the Priority Amount was $148.6 million. The Guaranteed Payments were made on a semi-annual basis.
     2. The Priority Amount was to be paid to us by November 6, 2006.

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     3. An amount equal to the Priority Amount and all Guaranteed Payments paid to us, plus any additional capital contributions made by NEG Oil & Gas, less any distributions previously made by Holding LLC to NEG Oil & Gas, was to be paid to NEG Oil & Gas.
     4. An amount equal to the aggregate annual interest (calculated at prime plus 1/2% on the sum of the Guaranteed Payments), plus any unpaid interest for prior years (calculated at prime plus 1/2% on the sum of the Guaranteed Payments), less any distributions previously made by Holding LLC to NEG Oil & Gas, was to be paid to NEG Oil & Gas.
     5. After the above distributions were made, any additional distributions were to be made in accordance with the ratio of NEG Oil & Gas and our respective capital accounts (capital accounts as defined in the Holding LLC Operating Agreement).
     The timing and amount of the Priority Amount was designed to provide us with sufficient proceeds to repay our Senior Notes. The timing and amounts of the Guaranteed Payments were expected to be sufficient to make the interest payments on our Senior Notes. Prior to the sale of our interest in Holding LLC on November 21, 2006, there was substantial uncertainty that we would receive any distribution above the Priority Amount and Guaranteed Payment amounts from Holding LLC. Due to the uncertainty we accreted our investment in Holding LLC at the implicit rate of interest up to the Guaranteed Payments and Priority Amount expected to be collected through November 2006 (based on the terms of the Holding LLC Operating Agreement), recognizing the accretion income in earnings. Our investment in Holding LLC would have been reduced to zero upon our collection of the Priority Amount. Due to the substantial uncertainty that we would receive any distribution in excess of the Priority Amount and Guaranteed Payment amounts from Holding LLC, we did not record any income or recognize an asset related to our residual equity interest until NEG Oil & Gas exercised its option to purchase our membership interest in Holding LLC. We accounted for our residual equity investment in Holding LLC in accordance with Accounting Principles Board Opinion No. 18, “The Equity Method of Accounting for Investments in Common Stock” (“APB 18”).
     Quarterly, we evaluated the propriety of the carrying amount of our investment in Holding LLC to determine whether current events or circumstances warranted adjustments to the carrying value for any other than temporary impairment and/or revisions to accretion of income.
     The following is a summary income statement for Holding LLC for the three and nine months ended September 30, 2006.

	Three Months	Nine Months
	Ended	Ended
	September 30,	September 30,
	2006	2006

Total revenues — gross	$30,810,604	$92,043,158
Unrealized derivative gain (loss)	31,322,074	66,988,107

Total revenues	62,132,678	159,031,265
Total cost and expenses	(18,982,321)	(55,761,623)

Operating income	43,150,357	103,269,642
Interest income and other	(2,815,755)	(7,431,408)

Net income	$40,334,602	$95,838,234

     For the nine month period ended September 30, 2006, Holding LLC generated cash flows of $70.0 million from operating activities, and used $91.1 million in investing activities.
     For the three and nine month period ended September 30, 2006, Holding LLC recorded a $31.3 million increase and a $67.0 million increase, respectively, in total revenues as a result of marking to market their oil and gas derivatives. These were non-cash transactions.
     As of November 21, 2006, we no longer own an interest in Holding LLC.
10. Senior Notes
     Our Senior Notes plus accrued interest were paid in full on November 21, 2006. During the three and nine month periods ended September 30, 2006, we incurred $3.5 million and $10.5 million, respectively, in interest expense on the Senior Notes.

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11. Income Taxes
     We adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48), on January 1, 2007. There was no increase or decrease in the liability for unrecognized tax benefits as a result of the implementation of FIN 48. As of the date of adoption, we had no unrecognized tax benefits. We filed income tax returns in the United States Federal jurisdiction and in various state jurisdictions prior to 2007. Beginning in 2007, we are only required to file income tax returns in the United States Federal jurisdiction and in the State of Texas. We are no longer subject to US Federal or state income tax examinations for years prior to 2003.
12. Commitments and Contingencies
     In January 2007, we reached an agreement to settle a lawsuit brought in Oklahoma state court with respect to an oilfield waste facility licensed by the Oklahoma Corporation Commission the (“OCC”) in Canadian County, Oklahoma. The suit was originally filed in 1999 against us and approximately 100 other defendants claiming collateral liability with respect to the site. The matter was reviewed by the OCC in March 2007 with no further action. In May 2007, we received signed documents of release from the plaintiffs and defendants.
     On November 12, 2007, the Company was notified that it had been named as a co-defendant in a wrongful death lawsuit filed in the District Court of Oklahoma County, Oklahoma, Case No. CJ-2007-3445, relating to a traffic accident that allegedly occurred on December 21, 2006. The Company is currently evaluating the lawsuit and its potential impact on the Company, if any.
     To our knowledge, there are no additional legal proceedings in which we are defendants.
     On January 22, 2007, based on the approval by our board of directors and our compensation committee, we entered into a one year employment agreement with Bob. G. Alexander, effective as of November 22, 2006 (the “Effective Date”). The agreement reflects Mr. Alexander’s continuing employment as Chairman of the Board, President and Chief Executive Officer and Secretary, and his service in other positions for affiliates of the Company, at an annual base salary of $1,000,000. Under the terms of the agreement, Mr. Alexander is eligible to receive bonus compensation in an amount determined by the Board of Directors of the Company from time to time. In addition, Mr. Alexander is entitled to participate in employee benefit plans of the Company. The agreement is subject to earlier termination based on disability, death, termination by the Company with or without cause, change of control (as defined therein) or voluntary termination by Mr. Alexander with or without good reason. If Mr. Alexander’s employment is terminated by the Company without cause, upon a change of control or upon his death, the Company will pay Mr. Alexander or his estate, as the case may be, a lump sum severance payment equal to the amount of base salary and bonus, if any, that would have been paid to him if he had remained employed by the Company throughout the term of the employment agreement. Mr. Alexander has agreed to certain confidentiality, non-solicitation and non-competition covenants that begin on the Effective Date and extend for various periods beyond termination of his employment, except that the non-competition covenant terminates in the event that Mr. Alexander is terminated without cause or upon a change of control.
     We lease office space under an operating lease which expires in December 2007. Minimum lease payments under future operating lease commitments at September 30, 2007 are $152,286 and are payable in 2007.

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Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
     The following discussion should be read in conjunction with our Financial Statements and respective notes thereto, included elsewhere herein. The information below should not be construed to imply that the results discussed herein will necessarily continue into the future or that any conclusion reached herein will necessarily be indicative of actual operating results in the future. Such discussion represents our best present assessment.
     Statements in our discussion may be forward-looking. These forward-looking statements involve risks and uncertainties. We caution that a number of factors could cause future operations to differ materially from our expectations. See “Disclosures Regarding Forward-Looking Statements” at the beginning of this Quarterly Report.
Recent Events
     Until November 21, 2006, we were a management company engaged in the business of managing the exploration, development, production and operations of oil and natural gas properties, primarily located in Texas, Oklahoma, Arkansas and Louisiana (both onshore and in the Gulf of Mexico). We managed the oil and natural gas operations of NEG Operating LLC (“Operating LLC”), National Onshore LP (“National Onshore”) and National Offshore LP (“National Offshore”), all of which were affiliated entities. Our principal assets were our unconsolidated non-controlling 50% membership interest in NEG Holding LLC (“Holding LLC”) and the management agreements with Operating LLC, National Onshore and National Offshore.
     On November 21, 2006, we completed the sale of our non-controlling 50% membership interest in Holding LLC to NEG Oil & Gas, LLC (“NEG Oil & Gas”), paid our debt obligations in full, terminated our management agreements with Operating LLC, National Onshore and National Offshore and terminated the employment of the majority of our employees. Subsequent to November 21, 2006, we have no business operations and our principal assets consist of our cash and short-term investment balances, which aggregated $48.1 million at September 30, 2007. As a result, we are a shell company as defined in Rule12b-2 of the Securities Exchange Act of 1934, as amended.
     On February 15, 2007, we paid a one-time cash dividend to stockholders of record as of the close of business on February 1, 2007 in the amount of $3.31 per share, or approximately $37.0 million in the aggregate.
Board of Directors Decision to Liquidate and Dissolve the Company
Our Board of Directors has considered the appropriate application of our remaining cash and short-term investment balances, including but not limited to the possible acquisition of producing oil and gas properties and related businesses and assets or the equity in another entity which owns such properties, businesses and assets, the distribution of some or all of our assets to our shareholders, or our liquidation and dissolution. On November 12, 2007, the Company’s Board of Directors determined, in its best business judgment after consideration of all strategic options available to the Company, that it is in the best interests of the Company’s shareholders to liquidate all of the Company’s assets and to dissolve the Company. The Company’s Board of Directors approved the dissolution of the Company and the Plan of Complete Dissolution and Liquidation (the “Plan”), subject to required shareholder approval. The Company intends to hold a special meeting of the Company’s shareholders (the “Meeting”) to seek approval of the Plan and the dissolution of the Company. The Company will announce the timing of the Meeting and set a record date for the shares entitled to vote at the Meeting after the Securities and Exchange Commission has completed its review of the related proxy materials that the Company intends to file in the near future.
     Following shareholder approval of the Company’s dissolution pursuant to the Plan, the Board of Directors expects to carry out an orderly disposition of the Company’s assets and liabilities and then declare a cash distribution to the Company’s shareholders.
     The accompanying financial statements reflect the Company’s financial position, results of operations and cash flows on a “going-concern” basis. As of the date of the shareholder approval of the Plan, all assets and liabilities will be restated to a liquidation basis. Management anticipates such adjustments will consist of write-downs of property, plant and equipment and certain other immaterial adjustments to the book value of certain assets and liabilities since the book value of substantially all of the assets and liabilities of the Company are carried at market value, which approximates liquidation value.
     If we are unable to liquidate and dissolve the company in an orderly manner, because our principal assets consist of cash balances and investments thereof, we could be subject to regulation as an “investment company” under Sections 3(a) (1) (A) or (C) of the Investment Company Act of 1940, as amended (the “Act”), unless we conduct our self in a manner which avoids such status or otherwise does not require us to register under the Act. Rule 3a-2 of the Act provides for a “transient investment company” period, which allows a company with a bona fide intention to engage primarily, as soon as reasonably possible (but in no event past the first anniversary), in a business other than that of investing, reinvesting, owning, holding or trading securities to avoid registration under the Act for up to one year. As required under Rule 3a-2, our Board of Directors has adopted a resolution indicating that we have the present intention to be engaged in and consider the feasibility, costs, risks, profit potential and such other matters prudent and appropriate for the selection of, and to allow us to become engaged in a business or businesses other than investing, reinvesting, owning, holding or trading in securities, directly or through majority owned subsidiaries, by no later than November 21, 2007.

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Background of the Company
     We were incorporated under the laws of the State of Delaware on November 20, 1990 and, prior to February 1999, operated as an independent natural gas and oil company engaged in the exploration, development, exploitation and acquisition of natural gas and oil reserves in North America. In February 1999, we were placed under involuntary, court ordered bankruptcy protection and emerged from bankruptcy under a Plan of Reorganization (“Plan of Reorganization”) on August 4, 2000. The final decree closing the case became effective December 13, 2001. We have settled all matters relating to our bankruptcy proceeding.
Sale of Our Membership Interest in Holding LLC and Termination of Our Management Contracts
     Under the purchase option set forth in Section 5.4 of Holding LLC’s Operating Agreement dated as of May 1, 2001 (the “Holding LLC Operating Agreement”), the managing member of Holding LLC was permitted, at any time in its sole discretion, to redeem our membership interest in Holding LLC at a price equal to the fair market value of such interest determined as if Holding LLC had sold all of its assets for fair market value and liquidated.
     On September 7, 2006, IE entered into an Exclusivity Agreement and Letter of Intent (the “Letter of Intent”) with SandRidge Energy, Inc. (“SandRidge”), formerly Riata Energy Inc., pursuant to which SandRidge would obtain an option to acquire NEG Oil & Gas. At the time of the notice, NEG Oil & Gas was the owner of 50.1% of our common stock and the holder our senior notes. We were advised that the transaction was contingent upon NEG Oil & Gas, the managing member of Holding LLC, exercising its option to purchase our 50% non-managing membership interest in Holding LLC (or the acquisition of our interest in Holding LLC through another mechanism) and termination of our management agreements with Operating LLC, National Onshore and National Offshore. The transaction did not contemplate the acquisition of any of our common stock or the acquisition of our senior notes by SandRidge. We were not a party to the Letter of Intent.
     On October 25, 2006, we entered into an agreement with NEG Oil & Gas and American Real Estate Holdings Limited Partnership (“AREH”) pertaining to the possible purchase of our membership interest in Holding LLC, termination of our previously announced merger agreement, termination of our management agreements and payoff of our senior notes (the “NEG Oil & Gas Agreement”). Consummation of the transactions contemplated in the NEG Oil & Gas Agreement was generally contingent upon completion of IE’s sale of NEG Oil & Gas to SandRidge.
     On November 21, 2006, IE completed the sale of its interest in NEG Oil & Gas to SandRidge and effective on that date, we entered into the following transactions:
•	NEG Oil & Gas exercised its option to purchase our non-controlling 50% membership interest in Holding LLC for net cash proceeds of approximately $260.8 million;

•	We paid in full the outstanding principal balance and accrued interest on our 10.75% senior notes due October 31, 2007 (the “Senior Notes”) in the aggregate amount of $149.6 million. Such payment was made to AREP O&G Holding LLC (“AREP O&G”), as the holder of the Senior Notes;

•	The liens in favor of NEG Oil & Gas with respect to our membership interest in Holding LLC, and the proceeds thereof, under the Operating LLC credit facility were released and terminated;

•	Our management agreements pursuant to which we managed the operations of Operating LLC, National Onshore and National Offshore were terminated;

•	The previously announced Agreement and Plan of Merger dated December 7, 2005 (the “Merger Agreement”) among us, NEG Oil & Gas, NEG IPOCO, Inc. and, for certain purposes, AREH, pursuant to which we were to have been merged into NEG IPOCO, Inc. in connection with its proposed initial public offering, was terminated;

•	Any assets or property of NEG Oil & Gas and its subsidiaries owned by them but in our possession (including, without limitation, information technology, software and data relevant to the oil and gas operations of NEG Oil & Gasor its subsidiaries) were transferred and delivered to NEG Oil & Gas or its subsidiaries, as designated by NEG Oil & Gas; and

•	Most of our employees became employees of SandRidge.
     As noted above, utilizing the net proceeds to us from the sale of our interest in Holding LLC, we paid in full the outstanding principal balance and accrued interest on our Senior Notes in the aggregate amount of $149.6 million resulting in net proceeds to us from such transactions of approximately $111.2 million.
Ownership and Control of Outstanding Stock
     Until November 2006, NEG Oil & Gas owned 50.1% of our outstanding common stock and was a wholly-owned subsidiary of IE, which owns 99% of AREH. As of November 2006, 50.1% of our common stock was transferred from NEG Oil & Gas to AREP O&G, an indirect wholly-owned subsidiary of IE. The general partner of IE and AREH, American Property Investors, Inc. (“API”) is indirectly wholly owned by Carl C. Icahn. As such, we may be deemed to be controlled by an affiliate of Mr. Icahn and his affiliated entities. Certain members of our Board of Directors have affiliations with various affiliates of AREH, including Arnos Corp. (“Arnos”), High River Limited Partnership (“High River”),IE, API, High Coast Limited Partnership (“High Coast”), Cadus Pharmaceutical Corporation(“Cadus”), Greenville Holding LLC (“Greenville”), Icahn Management LP (“Icahn Management”), Philip Services Corporation (“Philip”), American Railcar Industries, Inc.(“ARI”), XO Holdings, Inc. (“XO”), Viskase Companies, Inc. (“Viskase”) and Lear Corporation (“Lear”). Mr. Robert J. Mitchell, one of our directors, was an employee of affiliates of Arnos and High River, before he retired effective November 1, 2004. Mr. Jack G. Wasserman, also one of our directors, is a member of the Board of Directors of both API and certain subsidiaries and Cadus and a member of the API Audit Committee. Mr. Vincent Intrieri, also one of our directors, is a member of the Board of Directors of each of API, ARI, XO, Viskase and Lear, and an executive officer of each of High River, Icahn Management and Philip. Mr. Icahn is the largest single shareholder of Cadus ARI, XO, Viskase, and Lear. High Coast, High River, API, Greenville, IE, AREH, Arnos, Icahn Management and Philip are entities affiliated with Mr. Icahn. On May 3, 2007, our Board of Directors appointed Mr. Andrew R. Skobe as our interim Chief Financial Officer. Mr. Skobe is the currently the interim Chief Financial Officer of API and IE.

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Former Management Agreements
Former Operating LLC Management Agreement
     Prior to November 21, 2006, the management and operation of Operating LLC was undertaken by us pursuant to a management agreement which we entered into with Operating LLC, effective May 1, 2001, as amended from time to time. However, neither our management nor directors controlled the strategic direction of Operating LLC’s oil and natural gas business, including oil and natural gas drilling and capital investments, which were controlled by the managing member of Holding LLC (NEG Oil & Gas). The Operating LLC management agreement provided that we would manage Operating LLC’s oil and natural gas assets and business until the earlier of November 1, 2006 (subsequently amended to December 15, 2006), or such time as Operating LLC no longer owned any of the managed oil and natural gas properties. Our employees conducted the day-to-day operations of Operating LLC’s oil and natural gas business, and all costs and expenses incurred in the operation of the oil and natural gas properties were borne by Operating LLC, although the management agreement provided that the salary of our Chief Executive Officer was to be 70% attributable to the managed oil and natural gas properties, and the salaries of each of the General Counsel and Chief Financial Officer was 20% attributable to the managed oil and natural gas properties. In exchange for our management services, Operating LLC paid us a management fee equal to 115% of the actual direct and indirect administrative and reasonable overhead costs that we incurred in operating the oil and natural gas properties. Operating LLC agreed to indemnify us to the extent we incurred any liabilities in connection with our operation of the assets and properties of Operating LLC, except to the extent of our gross negligence or misconduct. We recorded $1.6 million and $5.5 million in management fee income for the three and the nine month periods ended September 30, 2006, respectively, under this agreement.
     The Operating LLC management agreement was terminated on November 21, 2006.
Former National Onshore Management Agreement
     On August 28, 2003, we entered into a management agreement whereby we managed the oil and natural gas business of National Onshore until November 21, 2006. The National Onshore management agreement was entered in connection with plan of reorganization for National Onshore proposed by Thornwood Associates LP, an entity affiliated with Carl C. Icahn (the “National Onshore Plan”). On August 28, 2003, the United States Bankruptcy Court, Southern District of Texas, issued an order confirming the National Onshore Plan. NEG Oil & Gas owned all of National Onshore, which was engaged in the exploration, production and transmission of oil and natural gas, primarily in South Texas. Bob G. Alexander and Philip D. Devlin, our President and CEO, and our former Vice President, Secretary and General Counsel, respectively, served on the National Onshore Board of Directors and acted as the two principal officers of National Onshore and its subsidiaries. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Onshore and its subsidiaries.
     The National Onshore management agreement provided that we were to be responsible for and have authority with respect to all of the day-to-day management of National Onshore’s business, but we did not function as a Disbursing Agent as such term is defined in the National Onshore Plan. As consideration for our services in managing the National Onshore business, the National Onshore management agreement provided that we receive a monthly fee of $312,500 plus the direct cost of any related field personnel. We recorded $1.2 million and $3.6 million in management fee income for the three and nine month periods ended September 30, 2006, respectively, under this agreement.
     The National Onshore management agreement was terminated on November 21, 2006.
Former National Offshore Management Agreement
     On November 3, 2004, the United States Bankruptcy Court for the Southern District of Texas issued an order effective November 16, 2004 confirming a plan of reorganization for National Offshore (the “National Offshore Plan”). In connection with the Bankruptcy Court’s order confirming the National Offshore Plan, we entered into a management agreement with National Offshore to manage its oil and natural gas business until November 21, 2006. NEG Oil & Gas owned all of National Offshore, which was engaged in the exploration, production and transmission of natural gas and oil, primarily in the Gulf Coast and the Gulf of Mexico. Bob G. Alexander, our President and CEO, served on the National Offshore Board of Directors and acted as National Offshore’s President. Philip D. Devlin, our former Vice President, General Counsel and Secretary, served on the National Offshore Board of Directors and acted as National Offshore’s Vice President and Secretary. Randall D. Cooley, our former Vice President and CFO, was Treasurer of National Offshore. In exchange for our management services, the National Offshore management agreement provided that we are to be paid a monthly fee equal to 115% of the actual direct and indirect administrative overhead costs that we incurred in operating and administering the National Offshore oil and natural gas properties. We recorded $1.2 million and $4.1 million in management fee income for the three and nine month periods ended September 30, 2006, respectively, under this agreement.

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     The National Offshore management agreement was terminated on November 21, 2006.
Results of Operations
     During the three and nine month periods ended September 30, 2007, our primary source of income was interest income from our cash and short-term investments. During 2006, our primary sources of income were from the accretion of our investment in Holding LLC and management fees from affiliates.
Accretion of Our Investment in Holding LLC
     Prior to the sale of our interest in Holding LLC on November 21, 2006, there was substantial uncertainty that we would receive any distribution above the Priority Amount and Guaranteed Payment amounts from Holding LLC. Due to the uncertainty, we accreted our investment in Holding LLC at the implicit rate of interest up to the Guaranteed Payments and Priority Amount expected to be collected through November 2006 (based on the terms of the Holding LLC Operating Agreement), recognizing the accretion income in earnings. Our investment in Holding LLC would have been reduced to zero upon our collection of the Priority Amount. Due to the substantial uncertainty that we would receive any distribution in excess of the Priority Amount and Guaranteed Payment amounts from Holding LLC, we did not record any income or recognize an asset related to our residual equity interest until NEG Oil & Gas exercised its option to purchase our membership interest in Holding LLC. We accounted for our residual equity investment in Holding LLC in accordance with Accounting Principles Board Opinion No. 18, “The Equity Method of Accounting for Investments in Common Stock” (“APB 18”).
     Quarterly, we evaluated the propriety of the carrying amount of our investment in Holding LLC to determine whether current events or circumstances warranted adjustments to the carrying value for any other than temporary impairment and/or revisions to accretion of income.
Management Fees from Affiliates
     Due to the termination of our management contracts on November 21, 2006, during the three and nine month periods ended September 30, 2007 we received no management fee income. During the three and nine month periods ended September 30, 2006, we received management fees from the management agreements described above as follows:

	Three Month Period	Nine Month Period
	Ended September 30, 2006	Ended September 30, 2006
Operating LLC	$1,636,714	$5,459,443
National Onshore	1,188,412	3,595,421
National Offshore	1,227,535	4,094,582

Total	$4,052,661	$13,149,446

Costs and Expenses
     Our costs and expenses are as follows:

	Three Month Period Ended
	September 30,
	2006	2007	Variance	%
Salaries and wages	$2,840,251	$283,767	(2,556,484)	(90)%
Insurance	280,259	30,412	(249,847)	(89)%
Rent and utilities	213,650	158,067	(55,583)	(26)%
Other General & Administrative Expenses	763,550	229,339	(534,211)	(70)%
Depreciation	—	5,187	5,187	—
Interest expense	3,485,096	—	(3,485,096)	(100)%

Total costs & expenses	$7,582,806	$706,772	$(6,876,034)	(91)%

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	Nine Month Period Ended
	September 30,
	2006	2007	Variance	%
Salaries and wages	$8,912,147	$887,176	(8,024,971)	(90)%
Insurance	774,432	118,969	(655,463)	(85)%
Rent and utilities	616,374	505,774	(100,600)	(18)%
Other General & Administrative Expenses	3,185,421	1,089,853	(2,095,568)	(66)%
Depreciation	—	11,341	11,341	—
Interest expense	10,455,287	—	(10,455,287)	(100)%

Total costs & expenses	$23,943,661	$2,613,113	$(21,330,548)	(89)%

     Salaries and wages decreased approximately $2.6 million during the three month period ended September 30, 2007 and approximately $8.0 million during the nine month period ended September 30, 2007 over the comparable periods in 2006 due to the sale of our interest in Holding LLC, cancellation of our management contracts, and the termination of substantially all of our employees on November 21, 2006. At September 30, 2007, we had two employees.
     The decrease of approximately $250,000 in insurance expense for the three months ended September 30, 2007, and approximately $655,000 for the nine month period ended September 30, 2007 over the comparable periods in 2006 was due to sale of our interest in Holding LLC and reductions in staff on November 21, 2006.
     Due to the sale of our interest in Holding LLC, we canceled our office lease in Houston, Texas and paid the cancellation fee of $24,152 in 2007. The decrease in rent and utilities is attributable to the cancellation of the Houston office lease. The lease on our Dallas office space expires in December 2007. We have been unable to negotiate a favorable buy-out of our Dallas office space or locate a suitable candidate to sublease our excess office space, primarily due to the relatively short remaining term of our lease. We will continue to incur rent and utility expense at the current levels unless we are able to negotiate a buy-out of our lease or sublease our office space.
     Other G&A expenses decreased approximately $534,000 during the three month period ended September 30, 2007 and approximately $2.1 million during the nine month period ended September 30, 2007 over the comparable periods in 2006 due to the sale of our interest in Holding LLC and cancellation of our management contracts.
     Depreciation expense increased during the three and nine month periods ended September 30, 2007 over the comparable periods in 2006 due to the purchase of a two vehicles for $88,567.
     All debt was paid off at the end of 2006 resulting in no interest expense for the three and nine month periods ended September 30, 2007 as compared to approximately $3.5 million and approximately $10.5 million for the same periods in 2006, respectively.
Liquidity and Capital Resources
     Currently we have no debt or other obligations other than our payroll and general and administrative expenses.
     As of September 30, 2007, our cash balances were $2.1 million which were in overnight depositary accounts with CitiBank and money market accounts with CitiCorp Investment Services. On January 22, 2007, we declared a one-time cash dividend on our outstanding common stock in the amount of $3.31 per share, or approximately $37.0 million in the aggregate, payable on February 15, 2007 to stockholders of record as of the close of business on February 1, 2007.
     As of September 30, 2007, we have short-term investments of $23.4 million in a Merrill Lynch money market account and approximately $22.5 million in variable rate demand notes issued by various municipalities purchased through Merrill Lynch. The variable rate demand notes are highly liquid instruments and mature every 30 days. All of our investments in variable rate demand notes are privately insured and are rated AAA.
     We account for short term investments in marketable debt and equity securities in accordance with Statement of Financial Accounting Standards No. 115, “Accounting for Certain Investments in Debt and Equity Securities” (“FASB115”).
     In accordance with FASB 115, marketable debt and equity securities are classified as trading securities and are bought and held principally for the purpose of selling them in the near term and reported at fair value, with unrealized gains and losses included in earnings.
Nine Months Ended September 30, 2007, Compared with Nine Months Ended September 30, 2006
     Net cash used in operating activities was approximately $3.1 million for the nine months ended September 30, 2007, compared to net cash used in operating activities of approximately $7.5 million for the nine months ended September 30, 2006. The decrease in cash flows used in operating activities is primarily due to the payment of $2.7 million income tax payable and net loss in 2007. In 2006, the cash used in operations was attributable to non-cash revenues from the accretion of our investment in Holding LLC and higher cash expenses attributable to employee incentive bonuses and increased other G&A expenses.

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     Net cash used in investing activities during the nine month period ended September 30, 2007 related to our net investment of approximately $45.9 million in short-term investments, as described above. For the comparable period in 2006, we received a guaranteed payment of approximately $8.0 million from Holding LLC.
     On February 15, 2007, we paid a one-time cash dividend to stockholders of record as of the close of business on February 1, 2007 in the amount of $3.31 per share, or approximately $37.0 million in the aggregate.
Table of Contractual Obligations
     The following table is a summary of our contractual obligations as of September 30, 2007:

	Payment Due by Period
		Less Than	One-Three	Four-Five	After
	Total	One Year	Years	Years	Five Years
Rent	$152,286	$152,286	$—	$—	$—
CEO Employment Contract	250,000	250,000

Total	$402,286	$402,286	$—	$—	$—

     See Note 12 to our financial statements for a description of these obligations.
Critical Accounting Policies and Estimates
     We follow certain significant accounting policies when preparing our consolidated financial statements. A complete summary of these policies is included in Note 4 of Notes to Financial Statements in our annual report on form 10-K for the year ended December 31, 2006. As of September 30, 2007, we believe there are no significant policies requiring difficult, subjective or complex judgmentsof management which would make the estimate or judgments inherently uncertain.
Recent Accounting Pronouncements
     In September 2006, the FASB issued SFAS No. 157,“Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value under Generally Accepted Accounting Principles and requires enhanced disclosures about fair value measurements. It does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years .SFAS No. 157 will not have a material impact on us.
     In September 2006, the FASB issued SFAS No. 158“Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans.” This Statement amends Statement 87, FASB Statement No. 88, Employers’ Accounting for Settlement and Curtailments of Defined Benefit Pension Plans and for Termination Benefits, Statement 106, and FASB Statement No. 132 (revised 2003), Employers’ Disclosures about Pensions and Other Postretirement Benefits, and other related accounting literature. SFAS No. 158 requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in the funded status in the year in which the changes occur through comprehensive income. This Statement also requires employers to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. Employers with publicly traded equity securities are required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. We currently have no defined benefit or other post retirement plans subject to this standard.
     In February 2007, the FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115 (“SFAS 159”). The fair value option established by SFAS 159 permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity will report unrealized gains and losses on items for which the fair value option has been elected in earnings (or another performance indicator if the business entity does not report earnings) at each subsequent reporting date. The fair value option: (a)may be applied instrument by instrument, with a few exceptions, such as investments otherwise accounted for by the equity method; (b) is irrevocable (unless a new election date occurs); and (c) is applied only to entire instruments and not to portions of instruments. FASB No. 159 is effective as of the beginning of fiscal years beginning after November 15, 2007. The adoption of SFAS 159 is not expected to be material to our financial statements.

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Off Balance Sheet Arrangements
     We have no off balance sheet financing arrangements.
Item 3. Quantitative and Qualitative Disclosures About Market Risk
     As of September 30, 2007 we had no exposure to currency or commodity risk. As of September 30, 2007, due to the short-term nature of our investments in variable rate demand notes, we are subject to short-term fluctuations in interest rates. A 100 basis point change in interest rates could change our interest income by approximately $500,000 per year.
Item 4. Control and Procedures
Conclusion Regarding the Effectiveness of Disclosure Controls and Procedures
     In accordance with Securities Exchange Act Rules 13a-15 and 15d-15, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, we carried out an evaluation of the effectiveness of our disclosure controls and procedures as of the end of the period covered by this report. Based on that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective as of the end of the period covered by this report to provide reasonable assurance that information required to be disclosed in our reports filed or submitted under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms.
Changes In Internal Control Over Financial Reporting
     There have not been any changes in our internal control over financial reporting during the three months ended September 30, 2007that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

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PART II
OTHER INFORMATION
Item 1. Legal Proceedings
     In January 2007, we reached an agreement to settle a lawsuit brought in Oklahoma state court with respect to an oil field waste facility licensed by the Oklahoma Corporation Commission the (“OCC”) in Canadian County, Oklahoma. The suit was originally filed in 1999 against us and approximately 100 other defendants claiming collateral liability with respect to the site. The matter was reviewed by the OCC in March 2007 with no further action. In May 2007, we received signed documents of release from the plaintiffs and defendants.
     On November 12, 2007, the Company was notified that it had been named as a co-defendant in a wrongful death lawsuit filed in the District Court of Oklahoma County, Oklahoma, Case No. CJ-2007-3445, relating to a traffic accident that allegedly occurred on December 21, 2006. The Company is currently evaluating the lawsuit and its potential impact on the Company, if any.
     To our knowledge, there are no additional legal proceedings in which we are defendants.
Item 1A. Risk Factors
     There have been no material changes in our risk factors from those previously disclosed in our 2006 Annual Report on Form10-K.
Item 2-5. None.
Item 6. Exhibits.
     (a) Exhibits
     The list of exhibits required by Item 601 of Regulation S-K and filed as part of this report is set forth in the Index to Exhibits.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL ENERGY GROUP, INC.
By:	/s/ BOB G. ALEXANDER
Bob G. Alexander
President and Chief Executive Officer

November 12, 2007

By:	/s/ ANDREW R. SKOBE
Andrew R. Skobe
Chief Financial Officer

November 12, 2007

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INDEX TO EXHIBITS

3.1	Restated Certificate of Incorporation filed with the Secretary of State of Delaware on October 16, 2000 (1)

3.2	By-laws of the Company (2)

3.3	Amendment to Restated Certificate of Incorporation filed with the Secretary of State of Delaware on November 10, 2003 (3)

10.1	Employment agreement effective November 22, 2006 between Bob G. Alexander and National energy Group, Inc.(4)

10.2	Agreement dated October 25, 2006 among the Company, NEG Oil & Gas and AREH (5)

31.1	Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (6)

31.2	Certification of Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (6)

32.1	Certification of Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 (6). Pursuant to SEC Release 34-47551, this Exhibit is furnished to the SEC and shall not be deemed to be “filed.”

32.2	Certification of Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350(6). Pursuant to SEC Release 34-47551, this Exhibit is furnished to the SEC and shall not be deemed to be “filed.”

(1)	Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2000.

(2)	Incorporated by reference to the Company’s Registration Statement on Form S-4 (No. 33-38331), dated April 3, 1991.

(3)	Incorporated by reference to the Company’s Quarterly Report Form 10-Q for the quarter ended September 30, 2003.

(4)	Incorporated by reference to the Company’s Form 8-K filed January 22, 2007.

(5)	Incorporated by reference to the Company’s Form 8-K, filed October 26, 2006.

(6)	Filed or furnished herewith.

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